UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund:	BlackRock Allocation Target Shares
BATS: Series A Portfolio
BATS: Series C Portfolio
BATS: Series E Portfolio
BATS: Series M Portfolio
BATS: Series P Portfolio
BATS: Series S Portfolio
BATS: Series V Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2024

Date of reporting period: 03/31/2024

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2024

2024 Annual Report

BlackRock Allocation Target Shares

• BATS: Series A Portfolio

• BATS: Series C Portfolio

• BATS: Series E Portfolio

• BATS: Series M Portfolio

• BATS: Series P Portfolio

• BATS: Series S Portfolio

• BATS: Series V Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.

The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2024

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	23.48%	29.88%

U.S. small cap equities (Russell 2000® Index)	19.94	19.71

International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32

Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2024	BATS: Series A Portfolio

Investment Objective

BATS: Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2024, the Fund outperformed its broad-based benchmark, the Bloomberg U.S. Universal Index, and outperformed its customized weighted index comprised of 50% Bloomberg U.S. Asset-Backed Securities Index and 50% Bloomberg Non-Agency Investment Grade CMBS Index (the “Reference Benchmark”). Shares of the Fund can be purchased or held only by or on behalf of (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser; and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Positive contributions to the Fund’s performance relative to the benchmark over the reporting period were led by out-of-benchmark allocations, most notably AAA-rated collateralized loan obligations (“CLOs”). Exposure to non-agency residential mortgage-backed securities (“RMBS”), specifically to Legacy and 2.0 bonds (non-agency RMBS securities issued prior to the end of the global financial crisis in 2008 and securities issued under post global financial crisis regulatory regimes, respectively) also proved additive.

The largest detractor from relative performance was the Fund’s exposure to conduit structures within asset-backed securities (“ABS”) in auto loans and credit card receivables. Commercial mortgage-backed securities (“CMBS”), both senior and subordinated, also detracted from active performance.

Describe recent portfolio activity.

The Fund rotated opportunistically among securitized asset subsectors during the reporting period, increasing risk exposures as the economy has shown continuous strength. Over the reporting period, the Fund slightly increased exposure to CMBS but had the largest increase in CLOs. Allocations to ABS and non-agency RMBS have remained relatively stable. The Fund also decreased its cash-equivalent exposure significantly.

The Fund’s cash position averaged 7.4% during the period and was 5.7% at the end of the period as the Fund used cash and cash equivalents to tactically reduce risk. The Fund’s cash position did not have a material impact on performance during the period.

Describe portfolio positioning at period end.

The Fund ended the period short duration (and corresponding interest rate sensitivity) relative to the benchmark. The Fund was positioned underweight ABS and CMBS relative to the benchmark and had out-of-benchmark exposures to non-agency RMBS and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024 (continued)	BATS: Series A Portfolio

The Fund commenced operations on September 21, 2015.

(a)

The Fund will principally invest its assets in fixed-income securities, such as ABS, CMBS and RMBS issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, CMBS and RMBS issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives, repurchase agreements and reverse repurchase agreements.

(b)

An index representing the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

(c)

A customized weighted index comprised of the returns of the Bloomberg U.S. Asset-Backed Securities Index (50%)/Bloomberg Non-Agency Investment Grade CMBS Index (50%). The Bloomberg U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (“WAC”), or capped WAC securities.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	Since Inception	(b)

BATS: Series A Portfolio	8.66%	3.05%	4.31%

Bloomberg U.S. Universal Index	2.67	0.69	1.65
Reference Benchmark	5.35	1.62	2.01

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on September 21, 2015.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,053.60	$0.00		$1,000.00	$1,025.00	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2024 (continued)	BATS: Series A Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

Asset-Backed Securities	50.7%
Non-Agency Mortgage-Backed Securities	48.4
Floating Rate Loan Interests	0.6
U.S. Government Sponsored Agency Securities	0.3
Corporate Bonds	—(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)

AAA/Aaa(d)	34.0%
AA/Aa	7.6
A	3.9
BBB/Baa	3.8
BB/Ba	4.3
B	1.7
CCC/Caa	2.3
CC/Ca	2.1
C	0.6
N/R	39.7

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)	Amount is less than 0.1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

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Fund Summary as of March 31, 2024	BATS: Series C Portfolio

Investment Objective

BATS: Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2024, the Fund outperformed its benchmark, the Bloomberg U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s duration/yield curve positioning was the largest contributor to relative performance during the reporting period. (Duration is a measure of interest rate sensitivity). An allocation to capital securities and an overweight in midstream energy also contributed. (Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuers’ capital structures). The Fund’s underweight in the life insurance sector was the largest detractor from relative performance, followed by underweights in media/entertainment and property/casualty insurance.

Describe recent portfolio activity.

Early in the reporting period, the investment advisor focused on mitigating risk in anticipation of slowing economic growth and a possible mild recession brought about by stringent monetary policies and tight financial conditions. As part of this process, it increased the Fund’s weightings in defensive non-cyclical sectors such as electric utilities and pharmaceuticals. Additionally, the Fund strategically increased its holdings in certain cyclical sectors it believed would be resilient in a mild recession, including specific midstream energy and metals and mining companies.

In the latter half of 2023, positive economic indicators and favorable dynamics in the investment-grade corporate market—specifically, muted supply and high demand from investors seeking yield—prompted the investment adviser to reassess its stance and shift the Fund towards a more “risk-on” approach. This shift initially involved reducing the portfolio’s weighting in defensive non-cyclical sectors and adding lower-quality industrial issues with 30-year maturities. Later in the reporting period, it exchanged these holdings for 10-year bank issues and capital securities. The Fund also took a larger position in emerging market government bonds, based on the category’s attractive relative value compared to U.S. investment-grade issues.

Describe portfolio positioning at period end.

The Fund’s largest overweights were in the banking, foreign agencies, midstream energy and aerospace/defense sectors, while its largest underweights were in food/beverage, media/entertainment, retailers, and diversified manufacturing issues. The Fund’s duration was longer than that of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2024 (continued)	BATS: Series C Portfolio

(a)

The Fund will principally invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, ABS, CMBS and RMBS, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

(b)

Bloomberg U.S. Credit Index, an index that measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	10 Years

BATS: Series C Portfolio	4.98%	2.08%	2.92%
Bloomberg U.S. Credit Index	4.15	1.39	2.49

(a)	See “About Fund Performance” for a detailed description of performance related information.

Past	performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,083.80	$0.02		$1,000.00	$1,024.98	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024 (continued)	BATS: Series C Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

Corporate Bonds	87.6%
Preferred Securities	5.0
Foreign Government Obligations	2.9
U.S. Treasury Obligations	1.6
Foreign Agency Obligations	1.5
Municipal Bonds	1.4

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)
AAA/Aaa(c)	1.6%
AA/Aa	4.2
A	32.6
BBB/Baa	60.6
BB/Ba	1.0

(a)	Total investments exclude short-term securities and options purchased.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2024	BATS: Series E Portfolio

Investment Objective

BATS: Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2024, the Fund underperformed its broad-based benchmark, the Bloomberg Municipal High Yield Bond Index, but it outperformed its customized weighted index comprised of 65% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/35% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “Customized Reference Benchmark”). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s positioning in the tax-backed states, corporate-backed, tobacco, other industries, education, and transportation sectors contributed to relative performance. Bonds with positive convexity, primarily those with low coupons trading at a discount to par, generally outpaced their higher-coupon, premium counterparts. (Positive convexity refers to a bond whose price increases by a greater rate as interest rates fall and decreases by a slower pace as rates rise). In terms of ratings categories, holdings in non-rated, BBB, and A rated securities were the primary drivers of relative performance. Issues with maturities of 20 years and longer made a strong contribution to results, as well.

Positioning in the utilities, tax-backed local, school districts, and housing sectors hurt relative performance. An underweight position in bonds with maturities of 15 years and below also detracted, as did an underweight in those rated AA. The Fund’s cash position had no material impact on performance.

Describe recent portfolio activity.

The investment adviser prioritized convexity early in the reporting period, favoring the asymmetrical risk-reward profile offered by lower coupon bonds at the time. As the new year commenced, the investment adviser’s strategy shifted toward enhancing income and bolstering the portfolio’s allocation to high yield bonds in an effort to capitalize on the favorable supply-demand dynamics in this area of the market.

The investment adviser strategically increased the Fund’s cash position late in the period due to significant inflows. It maintained the elevated cash position intentionally to reduce portfolio duration, as it perceived market valuations to be rich and the yields on cash to be relatively attractive. (Duration is a measure of interest rate sensitivity).

Describe portfolio positioning at period end.

The Fund strategically maintained a long position in convexity and discount bonds, while holding an underweight in premium bonds with 5% coupons. At the sector level, the investment adviser favored corporate and education issues. Conversely, it was underweight in tax-backed securities at both the local and state levels, as well as in utilities, school districts, and transportation. The Fund was overweight in non-rated, BBB, and A rated debt, and it was underweight in AA and AAA rated issues. The investment adviser preferred bonds with maturities of over 20 years, and it maintained an underweight in those with maturities of 15 years and below.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024 (continued)	BATS: Series E Portfolio

The Fund commenced operations on August 4, 2014.

(a)	The Fund will invest in investment grade and non-investment grade municipal bonds.
(b)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	Since Inception	(b)

BATS: Series E Portfolio	6.18%	3.24%	4.90%

Bloomberg Municipal High Yield Bond Index	7.91	3.03	4.48
Customized Reference Benchmark(c)	4.78	2.12	N/A

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund commenced operations on August 4, 2014.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (65%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (35%). The Customized Reference Benchmark commenced on September 30, 2016.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual						Hypothetical 5% Return

		Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees			Excluding Interest Expense and Fees

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Expenses Paid During the Period	(b)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(b)
$1,000.00	$1,116.00	$0.45		$0.00		$1,000.00	$1,024.57	$0.46		$1,025.00	$0.00

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.09%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2024 (continued)	BATS: Series E Portfolio

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
County/City/Special District/School District	29.9%
Utilities	17.8
Education	14.9
Transportation	14.4
Health Care	12.5
Tobacco	6.2
Housing	4.3

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)
AAA/Aaa	2.3%
AA/Aa	10.2
A	21.9
BBB/Baa	10.9
BB/Ba	10.1
B	0.8
N/R	43.8

(a)	Total investments exclude money market funds.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

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Fund Summary as of March 31, 2024	BATS: Series M Portfolio

Investment Objective

BATS: Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2024, the Fund outperformed its benchmark, the Bloomberg MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s active benchmark strategy, which implements relative value decisions between specified pools and to-be-announced securities (“TBAs”), contributed positively to relative performance. Relative value positioning between conventional 30-year agency MBS and similar duration U.S. Treasuries also proved additive. Finally, trades expressing a preference for lower coupon agency MBS pools contributed over the period.

Describe recent portfolio activity.

During the reporting period, exposure to fixed rate collateralized mortgage obligations was increased. Within passthrough MBS, exposure within the coupon stack shifted slightly away from lower coupons and toward middle and higher coupons. The allocation to CMBS was modestly decreased over the period while continuing to favor senior conduit and single-asset/single-borrower issues.

Describe portfolio positioning at period end.

Within agency MBS, the Fund preferred specified pools relative to TBAs, with a tilt toward low loan balance pools that provide incremental income relative to seasoned generic pools. The Fund moved to a slight underweight relative to the benchmark in CMBS following the sector’s strong performance in the first quarter of 2024.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2024 (continued)	BATS: Series M Portfolio

(a)

The Fund will principally invest its assets in investment grade CMBS and RMBS, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives and dollar rolls.

(b)

Bloomberg MBS Index, an unmanaged market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg U.S. Aggregate Bond Index. It is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	10 Years
BATS: Series M Portfolio	2.19%	0.11%	1.50%
Bloomberg MBS Index	1.39	(0.39)	1.12

(a)	See “About Fund Performance” for a detailed description of performance related information.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,066.80	$ 0.01		$ 1,000.00	$ 1,024.99	$ 0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024 (continued)	BATS: Series M Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

U.S. Government Sponsored Agency Securities	90.8%
Non-Agency Mortgage-Backed Securities	7.8
Asset-Backed Securities	1.4

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)

AAA/Aaa(c)	96.8%
AA/Aa	0.8
A	0.2
BBB/Baa	0.1
N/R	2.1

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2024	BATS: Series P Portfolio

Investment Objective

BATS: Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2024, the Fund outperformed the Bloomberg U.S. Treasury 7-10 Year Bond Index and the Bloomberg U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. The Fund’s use of derivatives contributed to results given that bond yields moved higher in the period.

The Fund’s position in the Series S Portfolio detracted from performance.

The Fund held cash as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps. The cash position had no material impact on performance.

Describe recent portfolio activity.

The Fund actively managed interest rate risk on the seven- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives. Since this is an overlay strategy designed to manage interest-rate risk, the portfolio’s positioning is relatively static.

Describe portfolio positioning at period end.

The Fund held positions in U.S. Treasury futures and interest rate swaps, and it had an out-of-benchmark allocation to Series S Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024 (continued)	BATS: Series P Portfolio

(a)

The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index, the Bloomberg U.S. Treasury 7-10 Year Bond Index.

(b)

Bloomberg U.S. Treasury 7-10 Year Bond Index, an index that measures the performance of the U.S. Government bond market and includes public obligations of the U.S. Treasury with a maturity of between seven and up to (but not including) ten years. Securities must be fixed rate and rated investment grade, as defined by the Index methodology.

(c)

Bloomberg U.S. Bellwether 10 Year Swap Index, an index that provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
BATS: Series P Portfolio	11.44%	3.79%	0.99%
Bloomberg U.S. Treasury 7-10 Year Bond Index	(1.38)	(0.46)	1.27
Bloomberg U.S. Bellwether 10 Year Swap Index	(1.89)	(0.80)	1.30

(a) See “About Fund Performance” for a detailed description of performance related information.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,004.20	$0.10		$1,000.00	$1,024.90	$0.10		0.02%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Fixed-Income Funds	100.0%

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2024	BATS: Series S Portfolio

Investment Objective

BATS: Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2024, the Fund outperformed its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s out-of-benchmark allocations to investment-grade corporate bonds, asset-backed securities (“ABS”), agency residential mortgage-backed securities, residential mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”), non-agency mortgage-backed securities (“RMBS”), and U.S. agency notes all made positive contributions to performance. Duration and yield curve positioning contributed, as well. (Duration is a measure of interest rate sensitivity).

The Fund’s use of derivatives—specifically, the use of U.S. Treasury futures and swaps to manage duration—detracted, as did holdings in non-U.S. sovereign debt and cash. The Fund’s cash position had no material impact on performance.

Describe recent portfolio activity.

The investment adviser increased the portfolio’s allocation to ABS. It largely added prime auto securities and CLOs, with a preference for issuers with higher levels of credit enhancement and high-quality collateral. In addition, it views CLOs as an attractive source of yield. On the other hand, the investment adviser reduced the allocation to CMBS due in part to the category’s elevated volatility. In addition, the investment adviser decreased the portfolio’s weighting in investment-grade corporates while tactically adjusting its positioning in the category. It also shifted the Fund’s positioning in agency MBS to capitalize on volatility, increasing the weighting as the sector cheapened and reducing the position when it performed well. The allocation to agency MBS rose over the course of the year.

Describe portfolio positioning at period end.

The Fund was positioned with a neutral duration bias following an increase in duration over the first quarter of 2024. Given that the benchmark is comprised solely of U.S. Treasuries, the Fund was underweight in Treasuries and overweight in all other segments of the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024 (continued)	BATS: Series S Portfolio

(a)

The Fund will principally invest its assets in investment grade fixed-income securities, such as CMBS and RMBS, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

(b)

An index that is a subset of ICE BofA US Treasury Index including all securities with a remaining term to final maturity less than 3 years. On December 1, 2023, the Fund began to compare its performance to the standard pricing time of the ICE BofA 1-3 Year U.S. Treasury Index (the “Index”). Index data prior to March 1, 2021 is for the Index’s standard pricing time of 3pm. Index data from March 1, 2021 through November 30, 2023 is for a custom 4pm pricing variant of the Index. Index returns beginning on December 1, 2023 reflect the Index’s new standard pricing time of 4pm. The change of the Index’s standard pricing time from 3pm to 4pm resulted in the discontinuation of the custom 4pm pricing variant used from March 1, 2021 through November 30, 2023.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	10 Years

BATS: Series S Portfolio	4.98%	2.07%	2.18%
ICE BofA 1-3 Year U.S. Treasury Index	2.97	1.16	1.07

(a)	See “About Fund Performance” for a detailed description of performance related information.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,040.10	$0.02		$1,000.00	$1,024.98	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	19

Fund Summary as of March 31, 2024 (continued)	BATS: Series S Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

Asset-Backed Securities	34.9%
Corporate Bonds	26.9
U.S. Government Sponsored Agency Securities	17.4
U.S. Treasury Obligations	10.3
Non-Agency Mortgage-Backed Securities	9.6
Foreign Agency Obligations	0.5
Foreign Government Obligations	0.3
Preferred Securities	0.1

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)

AAA/Aaa(c)	67.8%
AA/Aa	2.5
A	9.8
BBB/Baa	16.7
N/R	3.2

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

20	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	BATS: Series V Portfolio

Investment Objective

BATS: Series V Portfolio’s (the “Fund”) investment objective is to seek as high a level of income exempt from federal income tax consistent with preservation of capital while seeking to minimize price volatility.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2024, the Fund performed in line with its benchmark, the SIFMA Municipal Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Positive contributors to the Fund’s performance relative to the benchmark included holdings of variable rate demand notes (“VRDNs”) which quickly and efficiently repriced coupons in line with market levels as the Fed maintained a higher rate environment. In addition, opportunistic exposure to select attractively priced municipal commercial paper instruments benefited the Fund’s yield.

There were no material detractors from the Fund’s performance relative to the benchmark for the period. The Fund’s cash position had no material impact on performance.

Describe recent portfolio activity.

The Fund maintained high levels of liquidity while providing an attractive yield primarily through holdings of VRDNs, while opportunistically laddering attractive municipal commercial paper maturities and select fixed-rate exposures to tax-backed local credits through both municipal note and bond holdings.

Describe portfolio positioning at period end.

The Fund maintained a bias for daily and weekly reset VRDNs while also maintaining select exposure to longer-dated commercial paper and municipal note holdings. The Fund’s weighted average maturity of 14 days was longer than the benchmark’s 7 days, as the Fund remained opportunistic given the volatile rate environment, holding select fixed-rate exposures where yields appeared attractive relative to expected VRDN yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	21

Fund Summary as of March 31, 2024 (continued)	BATS: Series V Portfolio

The Fund commenced operations on May 5, 2021.

(a)

The Fund will principally invest in a broad range of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, the interest of which, in the opinion of counsel to the issuer of the obligation, is exempt from regular federal income tax.

(b)	A 7-day high-grade market index comprised of tax-exempt variable rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg.

Performance

	Average Annual Total Returns(a)
	1 Year	Since Inception	(b)

BATS: Series V Portfolio	3.44%	1.81%
SIFMA Municipal Swap Index	3.42	1.84

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	Commencement of operations on May 5, 2021.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,017.20	$0.03		$1,000.00	$1,024.97	$0.05		0.01%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments

Utilities	23.5%
Health Care	19.8

County/City/Special District/School District	18.0

Housing	17.6
Education	16.8
Transportation	4.3

22	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G	23

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

24	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
510 Loan Acquisition Trust, Series 2020-1, Class A, 8.11%, 09/25/60(a)(b)	USD	490	$487,475
522 Funding CLO Ltd.
Series 2018-3A, Class CR, (3-mo. CME Term SOFR + 2.31%), 7.63%, 10/20/31(a)(c)		500	500,050
Series 2019-5A, Class AR, (3-mo. CME Term SOFR + 1.33%), 6.64%, 04/15/35(a)(c)		430	430,218
ABFC Trust, Series 2007-WMC1, Class A2B, (1-mo. CME Term SOFR + 1.11%), 6.44%, 06/25/37(c)		2,775	2,154,634
AccessLex Institute, Series 2007-A, Class A3, (3-mo. CME Term SOFR + 0.56%), 5.89%, 05/25/36(c)		2,100	2,061,809
Affirm Asset Securitization Trust, Series 2024-A, Class A, 5.61%, 02/15/29(a)		1,973	1,968,310
AGL CLO 1 Ltd., Series 2019-1A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/20/34(a)(c)		400	399,003
AGL CLO 12 Ltd., Series 2021-12A, Class A1, (3-mo. CME Term SOFR + 1.42%), 6.74%, 07/20/34(a)(c)		4,000	4,002,240
AGL CLO 14 Ltd.
Series 2021-14A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.73%, 12/02/34(a)(c)		15,870	15,878,844
Series 2021-14A, Class B1, (3-mo. CME Term SOFR + 1.91%), 7.23%, 12/02/34(a)(c)		1,050	1,050,431
AGL CLO 3 Ltd.
Series 2020-3A, Class A, (3-mo. CME Term SOFR + 1.56%), 6.88%, 01/15/33(a)(c)		250	249,880
Series 2020-3A, Class D, (3-mo. CME Term SOFR + 3.56%), 8.88%, 01/15/33(a)(c)		1,250	1,242,952
AGL Core CLO 27 Ltd., Series 2023-27A, Class A, (3-mo. CME Term SOFR + 1.73%), 7.05%, 10/21/36(a)(c)		4,000	4,028,328
AGL Core CLO 4 Ltd., Series 2020-4A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 6.65%, 04/20/33(a)(c)		4,350	4,350,964
AIG CLO Ltd., Series 2018-1A, Class A1R, (3-mo. CME Term SOFR + 1.38%), 6.70%, 04/20/32(a)(c)		1,740	1,742,618
AIMCO CLO, Series 2017-AA, Class AR, (3-mo. CME Term SOFR + 1.31%), 6.63%, 04/20/34(a)(c)		2,500	2,494,259
AIMCO CLO 11 Ltd., Series 2020-11A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.18%, 10/17/34(a)(c)		2,180	2,181,837
Ajax Mortgage Loan Trust
Series 2021-G, Class A, 1.88%, 06/25/61(a)(c)		7,642	7,258,520
Series 2021-G, Class B, 3.75%, 06/25/61(a)(c)		1,283	1,277,208
Series 2021-G, Class C, 0.00%, 06/25/61(a)(d)		2,307	2,012,455
Series 2023-B, Class A, 4.25%, 10/25/62(a)(b)		8,166	7,920,023
Series 2023-B, Class B, 4.25%, 10/25/62(a)(b)		881	786,646
Series 2023-B, Class C, 0.00%, 10/25/62(a)(d)		2,082	724,014
Series 2023-B, Class SA, 0.00%, 10/25/62(a)(d)		361	268,247
Allegro CLO II-S Ltd.
Series 2014-1RA, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.66%, 10/21/28(a)(c)		552	552,715
Series 2014-1RA, Class B, (3-mo. CME Term SOFR + 2.41%), 7.73%, 10/21/28(a)(c)		300	300,033
Series 2014-1RA, Class C, (3-mo. CME Term SOFR + 3.26%), 8.58%, 10/21/28(a)(c)		750	748,655

Security		Par (000)	Value

Asset-Backed Securities (continued)
Allegro CLO V Ltd., Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.03%, 10/16/30(a)(c)	USD	730	$728,992
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.71%, 01/17/31(a)(c)		731	731,182
Allegro CLO XI Ltd.
Series 2019-2A, Class A2A, (3-mo. CME Term SOFR + 2.11%), 7.42%, 01/19/33(a)(c)		250	251,482
Series 2019-2A, Class C, (3-mo. CME Term SOFR + 3.26%), 8.57%, 01/19/33(a)(c)		250	250,604
ALM Ltd.
Series 2020-1A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.43%, 10/15/29(a)(c)		250	250,650
Series 2020-1A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.58%, 10/15/29(a)(c)		350	350,473
AMSR Trust
Series 2020-SFR4, Class F, 2.86%, 11/17/37(a)		4,000	3,751,413
Series 2020-SFR4, Class G2, 4.87%, 11/17/37(a)		2,537	2,432,647
Series 2021-SFR1, Class F, 3.60%, 06/17/38(a)		2,872	2,462,165
Series 2021-SFR2, Class F1, 3.28%, 08/17/38(a)		3,756	3,394,353
Anchorage Capital CLO 16 Ltd., Series 2020-16A, Class A1R, (3-mo. CME Term SOFR + 1.46%), 6.77%, 01/19/35(a)(c)		380	378,791
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class A, (3-mo. CME Term SOFR + 1.31%), 6.63%, 01/28/31(a)(c)		874	874,000
Series 2014-3RA, Class B, (3-mo. CME Term SOFR + 1.76%), 7.08%, 01/28/31(a)(c)		1,250	1,248,639
Series 2014-3RA, Class C, (3-mo. CME Term SOFR + 2.11%), 7.43%, 01/28/31(a)(c)		500	496,631
Anchorage Capital CLO 4-R Ltd.
Series 2014-4RA, Class A, (3-mo. CME Term SOFR + 1.31%), 6.63%, 01/28/31(a)(c)		1,698	1,693,141
Series 2014-4RA, Class D, (3-mo. CME Term SOFR + 2.86%), 8.18%, 01/28/31(a)(c)		750	746,283
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class BR3, (3-mo. CME Term SOFR + 2.10%), 04/22/34(a)(c)(e)		3,720	3,720,000
Anchorage Capital CLO 7 Ltd.
Series 2015-7A, Class AR2, (3-mo. CME Term SOFR + 1.35%), 6.67%, 01/28/31(a)(c)		627	623,171
Series 2015-7A, Class BR2, (3-mo. CME Term SOFR + 2.01%), 7.33%, 01/28/31(a)(c)		1,500	1,504,487
Series 2015-7A, Class CR2, (3-mo. CME Term SOFR + 2.46%), 7.78%, 01/28/31(a)(c)		3,125	3,125,027
Series 2015-7A, Class D1R2, (3-mo. CME Term SOFR + 3.76%), 9.08%, 01/28/31(a)(c)		1,000	997,969
Anchorage Capital CLO 8 Ltd.
Series 2016-8A, Class AR2A, (3-mo. CME Term SOFR + 1.46%), 6.78%, 10/27/34(a)(c)		5,000	4,986,263
Series 2016-8A, Class BR2, (3-mo. CME Term SOFR + 2.06%), 7.38%, 10/27/34(a)(c)		1,000	996,009
Series 2016-8A, Class CR2, (3-mo. CME Term SOFR + 2.66%), 7.98%, 10/27/34(a)(c)		1,000	993,049
Anchorage Capital CLO Ltd.
Series 2013-1A, Class A1R, (3-mo. CME Term SOFR + 1.51%), 6.83%, 10/13/30(a)(c)		165	165,054
Series 2013-1A, Class BR, (3-mo. CME Term SOFR + 2.41%), 7.73%, 10/13/30(a)(c)		500	500,517

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Anchorage Capital CLO Ltd.
Series 2013-1A, Class DR, (3-mo. CME Term SOFR + 7.06%), 12.38%, 10/13/30(a)(c)	USD	1,000	$1,000,057
Series 2018-10A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.08%, 10/15/31(a)(c)		450	452,562
Apidos CLO XII, Series 2013-12A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.66%, 04/15/31(a)(c)		1,285	1,285,831
Apidos CLO XV, Series 2013-15A, Class A1RR, (3-mo. CME Term SOFR + 1.27%), 6.59%, 04/20/31(a)(c)		899	900,739
Apidos CLO XX, Series 2015-20A, Class A1RA, (3-mo. CME Term SOFR + 1.36%), 6.68%, 07/16/31(a)(c)		343	343,197
Apidos CLO XXIV, Series 2016-24A, Class A2LX, (3-mo. CME Term SOFR + 1.61%), 6.93%, 10/20/30(a)(c)		340	340,065
Apidos CLO XXV
Series 2016-25A, Class A1R2, (3-mo. CME Term SOFR + 1.15%), 10/20/31(a)(c)(e)		10,000	10,000,000
Series 2016-25A, Class A2R2, (3-mo. CME Term SOFR + 1.80%), 10/20/31(a)(c)(e)		4,500	4,500,000
Series 2016-25A, Class AJR2, (3-mo. CME Term SOFR + 1.50%), 10/20/31(a)(c)(e)		5,000	5,000,000
Apidos CLO XXVI, Series 2017-26A, Class BR, (3-mo. CME Term SOFR + 2.21%), 7.51%, 07/18/29(a)(c)		2,830	2,832,487
Apidos CLO XXX, Series XXXA, Class A1A, (3-mo. CME Term SOFR + 1.40%), 6.70%, 10/18/31(a)(c)		398	398,187
Apidos CLO XXXIX, Series 2022-39A, Class A1, (3-mo. CME Term SOFR + 1.30%), 6.62%, 04/21/35(a)(c)		5,000	5,007,502
Apidos CLO XXXVI, Series 2021-36A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.18%, 07/20/34(a)(c)		250	250,203
Apidos CLO XXXVII, Series 2021-37A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.71%, 10/22/34(a)(c)		1,780	1,780,985
Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 07/17/46(a)		207	184,811
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL1, Class A, (1-mo. CME Term SOFR + 1.08%), 6.41%, 12/15/35(a)(c)		279	277,210
Series 2021-FL4, Class A, (1-mo. CME Term SOFR + 1.46%), 6.79%, 11/15/36(a)(c)		421	418,895
Series 2022-FL1, Class A, (SOFR (30-day) + 1.45%), 6.77%, 01/15/37(a)(c)		594	590,473
Series 2022-FL2, Class A, (1-mo. CME Term SOFR + 1.85%), 7.18%, 05/15/37(a)(c)		5,328	5,314,707
Ares L CLO Ltd., Series 2018-50A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.18%, 01/15/32(a)(c)		1,000	997,378
Ares LIX CLO Ltd., Series 2021-59A, Class A, (3-mo. CME Term SOFR + 1.29%), 6.62%, 04/25/34(a)(c)		250	249,698
Ares LVI CLO Ltd.
Series 2020-56A, Class AR, (3-mo. CME Term SOFR + 1.42%), 6.75%, 10/25/34(a)(c)		2,130	2,131,589
Series 2020-56A, Class ER, (3-mo. CME Term SOFR + 6.76%), 12.09%, 10/25/34(a)(c)		250	249,975

Security		Par (000)	Value

Asset-Backed Securities (continued)
Ares XLI CLO Ltd., Series 2016-41A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.03%, 04/15/34(a)(c)	USD	2,500	$2,489,260
Ares XLVIII CLO Ltd., Series 2018-48A, Class B, (3-mo. CME Term SOFR + 1.84%), 7.16%, 07/20/30(a)(c)		680	679,647
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A1A, (3-mo. CME Term SOFR + 1.20%), 6.51%, 05/15/30(a)(c)		571	571,384
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3-mo. CME Term SOFR + 1.43%), 6.75%, 10/15/30(a)(c)		461	460,828
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1-mo. CME Term SOFR + 0.59%), 5.92%, 05/25/35(c)		40	31,252
Argent Securities Trust
Series 2006-M1, Class A2C, (1-mo. CME Term SOFR + 0.41%), 5.74%, 07/25/36(c)		2,137	542,497
Series 2006-W2, Class A2C, (1-mo. CME Term SOFR + 0.69%), 6.02%, 03/25/36(c)		562	301,122
ARM Master Trust LLC Agricultural Loan Backed Notes, Series 2021-T1, Class A, 2.43%, 11/15/27(a)		138	132,700
Asset-Backed Securities Corp. Home Equity Loan Trust OOMC, Series 2005-HE6, Class M6, (1-mo. CME Term SOFR + 1.22%), 6.55%, 07/25/35(c)		914	782,102
Assurant CLO I Ltd., Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.28%, 10/20/34(a)(c)		1,400	1,386,404
Assurant CLO Ltd., Series 2018-2A, Class A, (3-mo. CME Term SOFR + 1.30%), 6.62%, 04/20/31(a)(c)		387	387,072
Atrium IX, Series 9A, Class AR2, (3-mo. CME Term SOFR + 1.25%), 6.59%, 05/28/30(a)(c)		1,761	1,761,410
Atrium XIII
Series 13A, Class AR, (3-mo. CME Term SOFR + 1.15%), 11/21/30(a)(c)(e)		500	499,994
Series 13A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.08%, 11/21/30(a)(c)		1,250	1,251,841
Series 13A, Class C, (3-mo. CME Term SOFR + 2.06%), 7.38%, 11/21/30(a)(c)		1,610	1,606,181
Bain Capital Credit CLO Ltd.
Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.23%), 6.55%, 07/20/30(a)(c)		899	899,307
Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.22%), 6.54%, 04/23/31(a)(c)		220	220,371
Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.65%, 07/19/31(a)(c)		920	918,354
Series 2021-4A, Class A1, (3-mo. CME Term SOFR + 1.43%), 6.75%, 10/20/34(a)(c)		350	349,944
Series 2022-1A, Class A1, (3-mo. CME Term SOFR + 1.32%), 6.62%, 04/18/35(a)(c)		1,200	1,200,196
Ballyrock CLO Ltd.
Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.86%), 7.18%, 04/20/31(a)(c)		250	250,765
Series 2023-25A, Class C, (3-mo. CME Term SOFR + 4.70%), 10.02%, 01/25/36(a)(c)		250	252,951
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(c)		5,740	1,113,651

26	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(a)	USD	1,940	$1,880,423
Barings CLO Ltd.
Series 2015-2A, Class AR, (3-mo. CME Term SOFR + 1.45%), 6.77%, 10/20/30(a)(c)		728	729,110
Series 2015-IA, Class BR, (3-mo. CME Term SOFR + 1.66%), 6.98%, 01/20/31(a)(c)		250	249,920
Series 2018-3A, Class A1, (3-mo. CME Term SOFR + 1.21%), 6.53%, 07/20/29(a)(c)		221	220,715
Series 2019-3A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 6.65%, 04/20/31(a)(c)		1,170	1,170,768
Battalion CLO 18 Ltd.
Series 2020-18A, Class AR, (3-mo. CME Term SOFR + 1.46%), 6.78%, 10/15/36(a)(c)		500	499,750
Series 2020-18A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.33%, 10/15/36(a)(c)		1,000	995,023
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3-mo. CME Term SOFR + 1.33%), 6.63%, 07/18/30(a)(c)		953	953,211
Battalion CLO XII Ltd., Series 2018-12A, Class B2R, (3-mo. CME Term SOFR + 2.34%), 7.66%, 05/17/31(a)(c)		250	250,645
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.76%, 07/15/34(a)(c)		3,000	2,999,775
Bayview Financial Mortgage Pass-Through Trust,
Series 2006-A, Class B2, (1-mo. CME Term SOFR + 2.59%), 7.92%, 02/28/41(c)		5,459	5,410,450
Bayview Financial Revolving Asset Trust
Series 2005-A, Class A1, (1-mo. CME Term SOFR + 1.11%), 6.45%, 02/28/40(a)(c)		3,339	3,048,571
Series 2005-E, Class A1, (1-mo. CME Term SOFR + 1.11%), 6.45%, 12/28/40(a)(c)		1,151	1,137,830
Series 2005-E, Class A2A, (1-mo. CME Term SOFR + 1.04%), 6.38%, 12/28/40(a)(c)		943	899,248
BDS Ltd.
Series 2021-FL7, Class A, (1-mo. CME Term SOFR + 1.18%), 6.51%, 06/16/36(a)(c)		1,777	1,769,743
Series 2021-FL9, Class A, (1-mo. CME Term SOFR + 1.18%), 6.51%, 11/16/38(a)(c)		1,512	1,497,738
Series 2022-FL11, Class ATS, (1-mo. CME Term SOFR + 1.80%), 7.13%, 03/19/39(a)(c)		5,453	5,422,517
Bean Creek CLO Ltd., Series 2015-1A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.03%, 04/20/31(a)(c)		450	450,138
Bear Stearns Asset-Backed Securities I Trust
Series 2005-HE8, Class M3, (1-mo. CME Term SOFR + 2.06%), 7.39%, 08/25/35(c)		3,604	3,411,101
Series 2006-HE7, Class 1A2, (1-mo. CME Term SOFR + 0.45%), 5.78%, 09/25/36(c)		90	88,687
Series 2007-HE2, Class 1A4, (1-mo. CME Term SOFR + 0.43%), 5.76%, 03/25/37(c)		900	786,530
Series 2007-HE2, Class 23A, (1-mo. CME Term SOFR + 0.25%), 5.58%, 03/25/37(c)		36	32,926
Series 2007-HE3, Class 1A4, (1-mo. CME Term SOFR + 0.46%), 5.79%, 04/25/37(c)		309	320,355
Benefit Street Partners CLO Ltd.
Series 2015-6BR, Class A, (3-mo. CME Term SOFR + 1.45%), 6.77%, 07/20/34(a)(c)		1,460	1,461,076
Series 2015-6BR, Class B, (3-mo. CME Term SOFR + 2.06%), 7.38%, 07/20/34(a)(c)		250	249,807

Security		Par (000)	Value

Asset-Backed Securities (continued)
Benefit Street Partners CLO V-B Ltd., Series 2018- 5BA, Class A1A, (3-mo. CME Term SOFR + 1.35%), 6.67%, 04/20/31(a)(c)	USD	906	$906,512
Benefit Street Partners CLO VIII Ltd., Series 2015- 8A, Class A1AR, (3-mo. CME Term SOFR + 1.36%), 6.68%, 01/20/31(a)(c)		1,481	1,481,939
Benefit Street Partners CLO XIX Ltd., Series 2019- 19A, Class B, (3-mo. CME Term SOFR + 2.26%), 7.58%, 01/15/33(a)(c)		250	250,645
Benefit Street Partners CLO XXIV Ltd.
Series 2021-24A, Class A, (3-mo. CME Term SOFR + 1.43%), 6.75%, 10/20/34(a)(c)		1,000	1,000,301
Series 2021-24A, Class D, (3-mo. CME Term SOFR + 3.61%), 8.93%, 10/20/34(a)(c)		500	496,134
Benefit Street Partners CLO XXV Ltd.,
Series 2021-25A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.28%, 01/15/35(a)(c)		250	249,770
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.66%, 04/30/31(a)(c)		215	214,979
BHG Securitization Trust
Series 2021-A, Class A, 1.42%, 11/17/33(a)		107	102,541
Series 2021-A, Class B, 2.79%, 11/17/33(a)		3,714	3,373,232
Series 2022-C, Class B, 5.93%, 10/17/35(a)		880	871,731
Birch Grove CLO 2 Ltd.
Series 2021-2A, Class A1, (3-mo. CME Term SOFR + 1.52%), 6.83%, 10/19/34(a)(c)		320	319,543
Series 2021-2A, Class B, (3-mo. CME Term SOFR + 2.01%), 7.32%, 10/19/34(a)(c)		250	250,627
Birch Grove CLO 3 Ltd.
Series 2021-3A, Class B1, (3-mo. CME Term SOFR + 2.06%), 7.37%, 01/19/35(a)(c)		730	729,273
Series 2021-3A, Class B2, (3-mo. CME Term SOFR + 2.06%), 7.37%, 01/19/35(a)(c)		1,000	996,044
Birch Grove CLO Ltd.
Series 19A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.34%, 06/15/31(a)(c)		1,000	1,001,173
Series 19A, Class DR, (3-mo. CME Term SOFR + 3.61%), 8.94%, 06/15/31(a)(c)		500	499,064
BlueMountain CLO Ltd.
Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.44%), 6.76%, 10/22/30(a)(c)		1,460	1,461,125
Series 2013-2A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.18%, 10/22/30(a)(c)		1,250	1,251,237
Series 2015-3A, Class A1R, (3-mo. CME Term SOFR + 1.26%), 6.58%, 04/20/31(a)(c)		1,724	1,725,184
Series 2016-3A, Class A1R2, (3-mo. CME Term SOFR + 1.20%), 11/15/30(a)(c)(e)		10,000	10,000,000
Series 2016-3A, Class A2R2, (3-mo. CME Term SOFR + 1.70%), 11/15/30(a)(c)(e)		1,000	1,000,000
Series 2018-2A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.27%, 08/15/31(a)(c)		1,320	1,320,986
Series 2018-3A, Class BR, (3-mo. CME Term SOFR + 1.85%), 10/25/30(a)(c)(e)		6,350	6,344,733
BlueMountain CLO XXIII Ltd.
Series 2018-23A, Class A1, (3-mo. CME Term SOFR + 1.41%), 6.73%, 10/20/31(a)(c)		250	250,393
Series 2018-23A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.28%, 10/20/31(a)(c)		750	749,717
Series 2018-23A, Class C, (3-mo. CME Term SOFR + 2.41%), 7.73%, 10/20/31(a)(c)		950	941,463

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.34%, 07/25/34(a)(c)	USD	420	$420,046
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class A, (3-mo. CME Term SOFR + 1.52%), 6.84%, 04/15/34(a)(c)		250	250,106
BlueMountain Fuji U.S. CLO III Ltd., Series 2017- 3A, Class B, (3-mo. CME Term SOFR + 1.64%), 6.95%, 01/15/30(a)(c)		550	549,022
BPCRE Ltd., Series 2022-FL2, Class A, (1-mo. CME Term SOFR + 2.40%), 7.73%, 01/16/37(a)(c)		1,721	1,717,486
Brex Commercial Charge Card Master Trust, Series 2024-1, Class A1, 07/15/27(a)(e)		2,027	2,028,188
Bridge Street CLO II Ltd., Series 2021-1A, Class A1A, (3-mo. CME Term SOFR + 1.49%), 6.81%, 07/20/34(a)(c)		250	250,188
Bristol Park CLO Ltd.
Series 2016-1A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.03%, 04/15/29(a)(c)		350	350,454
Series 2016-1A, Class DR, (3-mo. CME Term SOFR + 3.21%), 8.53%, 04/15/29(a)(c)		250	248,407
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, (3-mo. CME Term SOFR + 0.81%), 6.13%, 05/15/28(c)		2,048	2,045,595
Carbone CLO Ltd., Series 2017-1A, Class A1, (3-mo. CME Term SOFR + 1.40%), 6.72%, 01/20/31(a)(c)		456	456,307
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (3-mo. CME Term SOFR + 1.29%), 6.61%, 04/30/31(a)(c)		2,135	2,122,117
Carlyle Global Market Strategies CLO Ltd.
Series 2013-4A, Class A1RR, (3-mo. CME Term SOFR + 1.26%), 6.58%, 01/15/31(a)(c)		194	193,620
Series 2014-1A, Class A1R2, (3-mo. CME Term SOFR + 1.23%), 6.55%, 04/17/31(a)(c)		3,406	3,406,833
Series 2014-3RA, Class A1A, (3-mo. CME Term SOFR + 1.31%), 6.63%, 07/27/31(a)(c)		256	256,333
Series 2014-3RA, Class A1B, (3-mo. CME Term SOFR + 1.56%), 6.88%, 07/27/31(a)(c)		1,000	1,002,098
Carlyle U.S. CLO Ltd.
Series 2017-3A, Class A2R, (3-mo. CME Term SOFR + 1.69%), 7.01%, 07/20/29(a)(c)		2,810	2,814,405
Series 2018-4A, Class B, (3-mo. CME Term SOFR + 2.33%), 7.65%, 01/20/31(a)(c)		2,430	2,430,198
Series 2019-1A, Class A1AR, (3-mo. CME Term SOFR + 1.34%), 6.66%, 04/20/31(a)(c)		360	360,180
Series 2019-2A, Class A1R, (3-mo. CME Term SOFR + 1.38%), 6.70%, 07/15/32(a)(c)		250	250,291
Series 2021-10A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.73%, 10/20/34(a)(c)		4,360	4,362,616
Series 2021-1A, Class A1, (3-mo. CME Term SOFR + 1.40%), 6.72%, 04/15/34(a)(c)		250	250,198
Series 2021-7A, Class A1, (3-mo. CME Term SOFR + 1.42%), 6.74%, 10/15/35(a)(c)		1,000	999,812
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A4, (1-mo. CME Term SOFR + 0.36%), 5.69%, 10/25/36(c)		1,366	1,066,830
Series 2006-NC4, Class A3, (1-mo. CME Term SOFR + 0.27%), 5.60%, 10/25/36(c)		24	23,390
Series 2007-FRE1, Class A3, (1-mo. CME Term SOFR + 0.37%), 5.70%, 02/25/37(c)		4,356	4,002,957

Security		Par (000)	Value

Asset-Backed Securities (continued)
CarVal CLO VC Ltd.
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.51%), 8.83%, 10/15/34(a)(c)	USD	1,000	$995,743
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 7.01%), 12.33%, 10/15/34(a)(c)		1,250	1,240,133
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(a)(c)		4,928	4,727,146
CBAM Ltd.
Series 2017-1A, Class A1, (3-mo. CME Term SOFR + 1.51%), 6.83%, 07/20/30(a)(c)		937	938,373
Series 2018-5A, Class B1, (3-mo. CME Term SOFR + 1.66%), 6.98%, 04/17/31(a)(c)		540	538,598
Series 2018-6A, Class B1R, (3-mo. CME Term SOFR + 2.36%), 7.68%, 01/15/31(a)(c)		1,000	1,001,523
Series 2018-7A, Class B1, (3-mo. CME Term SOFR + 1.86%), 7.18%, 07/20/31(a)(c)		500	499,500
C-BASS Trust, Series 2006-CB9, Class A4, (1-mo. CME Term SOFR + 0.57%), 5.90%, 11/25/36(c)		179	79,691
Cedar Funding II CLO Ltd.
Series 2013-1A, Class ARR, (3-mo. CME Term SOFR + 1.34%), 6.66%, 04/20/34(a)(c)		750	749,225
Series 2013-1A, Class BRR, (3-mo. CME Term SOFR + 1.61%), 6.93%, 04/20/34(a)(c)		500	496,463
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3-mo. CME Term SOFR + 1.24%), 6.56%, 04/20/31(a)(c)		1,221	1,222,225
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.68%, 07/17/31(a)(c)		1,848	1,849,190
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3-mo. CME Term SOFR + 1.31%), 6.63%, 04/20/34(a)(c)		500	500,000
Cedar Funding VII CLO Ltd.
Series 2018-7A, Class A1, (3-mo. CME Term SOFR + 1.26%), 6.58%, 01/20/31(a)(c)		299	299,053
Series 2018-7A, Class A2, (3-mo. CME Term SOFR + 1.39%), 6.71%, 01/20/31(a)(c)		250	250,405
Cedar Funding VIII CLO Ltd.
Series 2017-8A, Class A1R, (3-mo. CME Term SOFR + 1.41%), 6.73%, 10/17/34(a)(c)		2,750	2,754,602
Series 2017-8A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/17/34(a)(c)		2,500	2,487,287
Cedar Funding XI CLO Ltd.
Series 2019-11A, Class A1R, (3-mo. CME Term SOFR + 1.31%), 6.66%, 05/29/32(a)(c)		1,000	997,755
Series 2019-11A, Class A2R, (3-mo. CME Term SOFR + 1.61%), 6.96%, 05/29/32(a)(c)		250	249,665
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.18%, 07/15/33(a)(c)		1,480	1,473,236
CIFC Funding Ltd.
Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 2.01%), 7.33%, 07/16/30(a)(c)		250	250,625
Series 2013-2A, Class A1L2, (3-mo. CME Term SOFR + 1.26%), 6.56%, 10/18/30(a)(c)		1,408	1,407,813
Series 2014-1A, Class BR2, (3-mo. CME Term SOFR + 1.66%), 6.96%, 01/18/31(a)(c)		2,100	2,100,327
Series 2014-2RA, Class A1, (3-mo. CME Term SOFR + 1.31%), 6.63%, 04/24/30(a)(c)		169	169,408
Series 2014-3A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.78%, 10/22/31(a)(c)		3,446	3,449,154

28	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2014-4RA, Class A1AR, (3-mo. CME Term SOFR + 1.43%), 6.75%, 01/17/35(a)(c)	USD	1,000	$999,713
Series 2014-5A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.78%, 10/17/31(a)(c)		5,250	5,251,479
Series 2014-5A, Class BR2, (3-mo. CME Term SOFR + 2.06%), 7.38%, 10/17/31(a)(c)		1,800	1,804,369
Series 2015-1A, Class ARR, (3-mo. CME Term SOFR + 1.37%), 6.69%, 01/22/31(a)(c)		214	213,613
Series 2017-5A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.76%, 11/16/30(a)(c)		203	203,675
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.26%), 6.56%, 04/18/31(a)(c)		3,175	3,176,186
Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.30%), 6.62%, 04/20/31(a)(c)		238	237,991
Series 2018-3A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.16%, 07/18/31(a)(c)		256	255,975
Series 2018-4A, Class A2, (3-mo. CME Term SOFR + 1.96%), 7.28%, 10/17/31(a)(c)		250	249,933
Series 2019-5A, Class A1R1, (3-mo. CME Term SOFR + 1.40%), 6.72%, 01/15/35(a)(c)		2,250	2,250,102
Series 2020-3A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 6.71%, 10/20/34(a)(c)		7,000	7,003,738
Series 2020-3A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/20/34(a)(c)		970	971,278
Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.81%), 7.14%, 04/25/33(a)(c)		2,800	2,801,700
Series 2021-4A, Class A, (3-mo. CME Term SOFR + 1.31%), 6.63%, 07/15/33(a)(c)		3,000	3,002,287
Series 2021-4A, Class B, (3-mo. CME Term SOFR + 1.84%), 7.16%, 07/15/33(a)(c)		2,500	2,499,137
Series 2021-4A, Class C, (3-mo. CME Term SOFR + 2.11%), 7.43%, 07/15/33(a)(c)		1,000	994,034
Series 2021-5A, Class A, (3-mo. CME Term SOFR + 1.40%), 6.72%, 07/15/34(a)(c)		1,700	1,703,251
Series 2021-6A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/15/34(a)(c)		550	550,015
CIT Mortgage Loan Trust, Series 2007-1, Class 1M2, (1-mo. CME Term SOFR + 1.86%), 7.19%, 10/25/37(a)(c)		2,144	1,966,685
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3B, (1-mo. CME Term SOFR + 0.31%), 5.64%, 05/25/37(c)		938	620,525
Series 2007-AHL2, Class A3C, (1-mo. CME Term SOFR + 0.38%), 5.71%, 05/25/37(c)		437	288,928
Series 2007-WFH2, Class M3, (1-mo. CME Term SOFR + 0.82%), 6.15%, 03/25/37(c)		5,000	4,610,326
Series 2007-WFH4, Class M3A, (1-mo. CME Term SOFR + 3.86%), 9.19%, 07/25/37(c)		1,000	946,347
Clear Creek CLO
Series 2015-1A, Class AR, (3-mo. CME Term SOFR + 1.46%), 6.78%, 10/20/30(a)(c)		121	120,918
Series 2015-1A, Class DR, (3-mo. CME Term SOFR + 3.21%), 8.53%, 10/20/30(a)(c)		330	329,341
Series 2015-1A, Class ER, (3-mo. CME Term SOFR + 6.56%), 11.88%, 10/20/30(a)(c)		1,000	999,039
Clover CLO LLC
Series 2020-1A, Class AR, (3-mo. CME Term SOFR + 1.42%), 6.74%, 04/15/34(a)(c)		500	500,508
Series 2021-1A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.68%, 04/22/34(a)(c)		500	500,300

Security		Par (000)		Value

Asset-Backed Securities (continued)
College Ave Student Loans LLC
Series 2021-B, Class B, 2.42%, 06/25/52(a)	USD	490		$428,910
Series 2021-B, Class C, 2.72%, 06/25/52(a)		2,096		1,851,527
Series 2021-B, Class D, 3.78%, 06/25/52(a)		500		449,318
Series 2021-C, Class B, 2.72%, 07/26/55(a)		406		356,164
Series 2021-C, Class C, 3.06%, 07/26/55(a)		3,647		3,186,816
Series 2021-C, Class D, 4.11%, 07/26/55(a)		270		238,495
College Ave Student Loans Trust, Series 2024-A, Class A1B, (SOFR (30-day) + 1.75%), 06/25/54(a)(c)(e)		6,399		6,399,000
Conseco Finance Corp.
Series 1996-10, Class B1, 7.24%, 11/15/28(c)		33		32,340
Series 1998-4, Class M1, 6.83%, 04/01/30(c)		673		631,740
Conseco Finance Securitizations Corp.
Series 2000-1, Class A5, 8.06%, 09/01/29(c)		2,165		388,755
Series 2000-4, Class A6, 8.31%, 05/01/32(c)		2,157		392,257
Cook Park CLO Ltd., Series 2018-1A, Class B, (3-mo. CME Term SOFR + 1.66%), 6.98%, 04/17/30(a)(c)		250		249,949
Countrywide Asset-Backed Certificates
Series 2005-16, Class 1AF, 4.55%, 04/25/36(c)		1,343		1,153,777
Series 2006-11, Class 3AV2, (1-mo. CME Term SOFR + 0.43%), 5.76%, 09/25/46(c)		0	(f)	31
Series 2006-22, Class M1, (1-mo. CME Term SOFR + 0.34%), 5.67%, 05/25/47(c)		456		373,624
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1-mo. CME Term SOFR + 0.38%), 5.71%, 03/15/34(c)		10		9,623
Credit Suisse Mortgage Trust, Series 2021-JR1, Class A1, 2.47%, 09/27/66(a)(c)		3,827		3,780,970
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB2, Class AF4, 3.05%, 12/25/36(b)		15		12,791
Series 2006-MH1, Class B1, 6.75%, 10/25/36(a)(b)		1,487		1,449,276
Series 2006-MH1, Class B2, 6.75%, 10/25/36(a)(b)		1,793		1,339,044
Series 2006-SL1, Class A3, (1-mo. CME Term SOFR + 0.55%), 5.88%, 09/25/36(a)(c)		5,556		285,435
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 5B1B, (1-mo. CME Term SOFR + 0.30%), 5.63%, 05/15/35(a)(c)		1		636
CWHEQ Revolving Home Equity Loan Trust
Series 2006-C, Class 2A, (1-mo. CME Term SOFR + 0.29%), 5.62%, 05/15/36(c)		502		488,838
Series 2006-I, Class 1A, (1-mo. CME Term SOFR + 0.25%), 5.58%, 01/15/37(c)		145		133,138
Deer Creek CLO Ltd.
Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.76%, 10/20/30(a)(c)		477		477,916
Series 2017-1A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/20/30(a)(c)		750		742,930
Dewolf Park CLO Ltd.
Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.18%), 6.50%, 10/15/30(a)(c)		6,900		6,898,860
Series 2017-1A, Class CR, (3-mo. CME Term SOFR + 2.11%), 7.43%, 10/15/30(a)(c)		500		498,411
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3-mo. CME Term SOFR + 1.50%), 6.82%, 07/15/36(a)(c)		1,530		1,530,918

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Diameter Capital CLO 2 Ltd.
Series 2021-2A, Class A1, (3-mo. CME Term SOFR + 1.48%), 6.80%, 10/15/36(a)(c)	USD	250	$250,228
Series 2021-2A, Class A2, (3-mo. CME Term SOFR + 2.01%), 7.33%, 10/15/36(a)(c)		500	500,852
Diameter Capital CLO 3 Ltd., Series 2022-3A, Class A1A, (3-mo. CME Term SOFR + 1.39%), 6.70%, 04/15/37(a)(c)		470	469,811
Dryden 119 CLO Ltd., Series 2024-119A, Class C1, (3-mo. CME Term SOFR + 2.35%), 04/15/36(a)(c)(e)		1,000	1,000,000
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3-mo. CME Term SOFR + 1.36%), 6.68%, 01/15/31(a)(c)		1,142	1,141,805
Dryden 40 Senior Loan Fund, Series 2015-40A, Class CR, (3-mo. CME Term SOFR + 2.36%), 7.67%, 08/15/31(a)(c)		1,200	1,190,567
Dryden 42 Senior Loan Fund
Series 2016-42A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.13%, 07/15/30(a)(c)		810	807,818
Series 2016-42A, Class CR, (3-mo. CME Term SOFR + 2.31%), 7.63%, 07/15/30(a)(c)		250	249,987
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3-mo. CME Term SOFR + 1.30%), 6.62%, 04/20/34(a)(c)		1,620	1,618,859
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.28%, 10/15/30(a)(c)		7,240	7,253,364
Dryden 49 Senior Loan Fund, Series 2017-49A, Class AR, (3-mo. CME Term SOFR + 1.21%), 6.51%, 07/18/30(a)(c)		872	872,819
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3-mo. CME Term SOFR + 1.38%), 6.70%, 01/15/31(a)(c)		1,819	1,819,595
Dryden 58 CLO Ltd., Series 2018-58A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.08%, 07/17/31(a)(c)		250	250,257
Dryden 60 CLO Ltd., Series 2018-60A, Class A, (3-mo. CME Term SOFR + 1.31%), 6.63%, 07/15/31(a)(c)		241	240,625
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.16%, 07/18/30(a)(c)		500	501,259
Dryden 68 CLO Ltd., Series 2019-68A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.28%, 07/15/35(a)(c)		810	808,785
Dryden 77 CLO Ltd.
Series 2020-77A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.70%, 05/20/34(a)(c)		2,000	2,000,700
Series 2020-77A, Class XR, (3-mo. CME Term SOFR + 1.26%), 6.58%, 05/20/34(a)(c)		141	140,540
Dryden 78 CLO Ltd., Series 2020-78A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.08%, 04/17/33(a)(c)		250	249,662
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (3-mo. CME Term SOFR + 1.46%), 6.77%, 08/15/30(a)(c)		1,060	1,060,018
Eaton Vance CLO Ltd.
Series 2014-1RA, Class A2, (3-mo. CME Term SOFR + 1.75%), 7.07%, 07/15/30(a)(c)		250	250,484
Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.71%), 7.03%, 10/15/30(a)(c)		250	250,360

Security		Par (000)	Value

Asset-Backed Securities (continued)
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)	USD	644	$618,536
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A, 1.80%, 11/25/45(a)		231	205,448
Series 2021-A, Class B, 3.50%, 11/25/50(a)		1,200	958,956
EDvestinU Private Education Loan Issue No. 4 LLC, Series 2022-A, Class A, 5.25%, 11/25/40(a)		1,016	999,847
Elmwood CLO 15 Ltd.
Series 2022-2A, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.66%, 04/22/35(a)(c)		10,590	10,591,189
Series 2022-2A, Class D, (3-mo. CME Term SOFR + 3.67%), 8.99%, 04/22/35(a)(c)		1,625	1,632,117
Elmwood CLO 27 Ltd.
Series 2024-3A, Class B, (3-mo. CME Term SOFR + 1.95%), 04/18/37(a)(c)(e)		1,210	1,210,000
Series 2024-3A, Class D, (3-mo. CME Term SOFR + 3.45%), 04/18/37(a)(c)(e)		250	250,000
Elmwood CLO I Ltd., Series 2019-1A, Class A1RR, (3-mo. CME Term SOFR + 1.52%), 6.83%, 04/20/37(a)(c)		250	250,627
Elmwood CLO II Ltd.
Series 2019-2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.73%, 04/20/34(a)(c)		2,250	2,252,025
Series 2019-2A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.23%, 04/20/34(a)(c)		900	900,919
Series 2019-2A, Class DR, (3-mo. CME Term SOFR + 3.26%), 8.58%, 04/20/34(a)(c)		250	249,066
Elmwood CLO IV Ltd.
Series 2020-1A, Class A, (3-mo. CME Term SOFR + 1.50%), 6.82%, 04/15/33(a)(c)		1,500	1,501,502
Series 2020-1A, Class D, (3-mo. CME Term SOFR + 3.41%), 8.73%, 04/15/33(a)(c)		1,000	1,001,284
Elmwood CLO X Ltd., Series 2021-3A, Class C, (3-mo. CME Term SOFR + 2.21%), 7.53%, 10/20/34(a)(c)		6,300	6,310,965
Elmwood CLO XII Ltd., Series 2021-5A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.73%, 01/20/35(a)(c)		960	960,334
FBR Securitization Trust, Series 2005-5, Class M2, (1-mo. CME Term SOFR + 0.82%), 6.15%, 11/25/35(c)		2,089	2,034,207
Fillmore Park CLO Ltd., Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.60%), 6.92%, 07/15/30(a)(c)		250	249,643
First Franklin Mortgage Loan Trust
Series 2006-FF16, Class 2A3, (1-mo. CME Term SOFR + 0.39%), 5.72%, 12/25/36(c)		461	188,562
Series 2006-FF17, Class A5, (1-mo. CME Term SOFR + 0.26%), 5.59%, 12/25/36(c)		1,499	1,229,573
FirstKey Homes Trust
Series 2020-SFR1, Class G, 4.78%, 08/17/37(a) .		3,650	3,494,097
Series 2021-SFR1, Class F1, 3.24%, 08/17/38(a)		4,464	4,021,121
Series 2021-SFR2, Class F1, 2.91%, 09/17/38(a)		5,500	4,912,367
Series 2022-SFR1, Class E1, 5.00%, 05/19/39(a)		4,000	3,847,613
Series 2022-SFR1, Class E2, 5.00%, 05/19/39(a)		2,990	2,861,217

30	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
FirstKey Homes Trust
Series 2022-SFR2, Class E1, 4.50%, 07/17/39(a)	USD	2,681	$2,509,236
Series 2022-SFR3, Class E2, 3.50%, 07/17/38(a)		6,928	6,366,800
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.21%), 6.53%, 04/17/31(a)(c)		959	959,020
Flatiron CLO 19 Ltd.
Series 2019-1A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.67%, 11/16/34(a)(c)		500	500,282
Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 3.26%), 8.59%, 11/16/34(a)(c)		900	899,854
Flatiron CLO 20 Ltd.
Series 2020-1A, Class BR, (3-mo. CME Term SOFR + 1.92%), 05/20/36(a)(c)(e)		1,330	1,330,000
Series 2020-1A, Class DR, (3-mo. CME Term SOFR + 3.45%), 05/20/36(a)(c)(e)		1,000	1,000,000
Flatiron CLO 21 Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.17%, 07/19/34(a)(c)		1,200	1,200,945
Foundation Finance Trust
Series 2021-2A, Class A, 2.19%, 01/15/42(a)		1,542	1,417,852
Series 2024-1A, Class B, 12/15/49(a)(e)		706	706,000
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1-mo. CME Term SOFR + 0.39%), 5.72%, 02/25/37(c)		1,918	1,443,856
FS Rialto Issuer Ltd.
Series 2021-FL3, Class A, (1-mo. CME Term SOFR + 1.36%), 6.69%, 11/16/36(a)(c)		2,094	2,083,140
Series 2022-FL4, Class A, (SOFR (30-day) + 1.90%), 7.22%, 01/19/39(a)(c)		9,467	9,426,820
Series 2022-FL5, Class A, (1-mo. CME Term SOFR + 2.30%), 7.63%, 06/19/37(a)(c)		2,721	2,720,979
Series 2022-FL6, Class A, (1-mo. CME Term SOFR + 2.58%), 7.91%, 08/17/37(a)(c)		6,015	6,046,139
Galaxy 33 CLO Ltd., Series 2024-33A, Class D1, (3-mo. CME Term SOFR + 3.55%), 04/20/37(a)(c)(e)		1,900	1,885,518
Galaxy XIX CLO Ltd.
Series 2015-19A, Class A1RR, (3-mo. CME Term SOFR + 1.21%), 6.53%, 07/24/30(a)(c)		410	410,019
Series 2015-19A, Class A2RR, (3-mo. CME Term SOFR + 1.66%), 6.98%, 07/24/30(a)(c)		250	249,927
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, (3-mo. CME Term SOFR + 1.26%), 6.58%, 04/20/31(a)(c)		2,527	2,527,497
Galaxy XXII CLO Ltd., Series 2016-22A, Class ARR, (3-mo. CME Term SOFR + 1.46%), 6.78%, 04/16/34(a)(c)		1,000	1,002,683
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (3-mo. CME Term SOFR + 1.28%), 6.61%, 05/16/31(a)(c)		1,863	1,862,912
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.18%, 07/15/31(a)(c)		510	510,401
Generate CLO 2 Ltd.
Series 2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.73%, 01/22/31(a)(c)		1,051	1,051,707
Series 2A, Class BR, (3-mo. CME Term SOFR + 1.71%), 7.03%, 01/22/31(a)(c)		250	250,076

Security		Par (000)	Value

Asset-Backed Securities (continued)
Generate CLO 2 Ltd.
Series 2A, Class ER, (3-mo. CME Term SOFR + 5.91%), 11.23%, 01/22/31(a)(c)	USD	1,000	$996,947
Generate CLO 6 Ltd.
Series 6A, Class A1R, (3-mo. CME Term SOFR + 1.46%), 6.78%, 01/22/35(a)(c)		250	250,179
Series 6A, Class DR, (3-mo. CME Term SOFR + 3.76%), 9.08%, 01/22/35(a)(c)		4,500	4,448,842
Generate CLO 7 Ltd., Series 7A, Class A1R, (3-mo. CME Term SOFR + 1.62%), 04/22/37(a)(c)(e) .		7,665	7,669,205
Generate CLO 8 Ltd., Series 8A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.33%, 10/20/34(a)(c)		390	391,055
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.45%), 6.77%, 10/15/30(a)(c)		168	167,832
GoldenTree Loan Management U.S. CLO 1 Ltd.
Series 2017-1A, Class A1R2, (3-mo. CME Term SOFR + 1.28%), 6.60%, 04/20/34(a)(c)		250	249,750
Series 2021-11A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.71%, 10/20/34(a)(c)		5,530	5,534,791
Series 2021-11A, Class E, (3-mo. CME Term SOFR + 5.61%), 10.93%, 10/20/34(a)(c)		1,750	1,690,006
Series 2021-9A, Class E, (3-mo. CME Term SOFR + 5.01%), 10.33%, 01/20/33(a)(c)		1,000	966,608
Series 2021-9R, Class DR, (3-mo. CME Term SOFR + 3.35%), 04/20/37(a)(c)(e)		750	750,000
GoldenTree Loan Management U.S. CLO 10 Ltd., Series 2021-10A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.68%, 07/20/34(a)(c)		250	250,152
GoldenTree Loan Management U.S. CLO 12 Ltd., Series 2022-12A, Class B, (3-mo. CME Term SOFR + 1.95%), 7.27%, 04/20/34(a)(c)		2,500	2,496,179
GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class AJ, (3-mo. CME Term SOFR + 1.56%), 6.88%, 04/20/30(a)(c)		850	855,295
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3-mo. CME Term SOFR + 1.33%), 6.63%, 01/18/31(a)(c)		318	318,687
Goldman Home Improvement Trust
Series 2021-GRN2, Class B, 1.97%, 06/25/51(a).		2,439	2,233,649
Series 2022-GRN2, Class A, 6.80%, 10/25/52(a) .		1,168	1,172,609
Golub Capital Partners CLO Ltd.
Series 2021-53A, Class E, (3-mo. CME Term SOFR + 6.96%), 12.28%, 07/20/34(a)(c)		250	250,712
Series 2021-55A, Class A, (3-mo. CME Term SOFR + 1.46%), 6.78%, 07/20/34(a)(c)		330	330,230
Series 2021-58A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.77%, 01/25/35(a)(c)		1,780	1,780,377
Series 2024-71A, Class A, (3-mo. CME Term SOFR + 1.95%), 7.27%, 02/09/37(a)(c)		6,000	6,025,328
GoodLeap Sustainable Home Solutions Trust
Series 2021-5CS, Class A, 2.31%, 10/20/48(a)		1,340	1,077,395
Series 2022-3CS, Class A, 4.95%, 07/20/49(a)		926	869,838
Series 2023-1GS, Class A, 5.52%, 02/22/55(a)		1,488	1,444,861
Series 2023-3C, Class A, 6.50%, 07/20/55(a)		692	714,311
Gracie Point International Funding LLC
Series 2023-1A, Class A, (SOFR (90-day) + 1.95%), 7.31%, 09/01/26(a)(c)		1,475	1,484,304
Series 2024-1A, Class A, (SOFR (90-day) + 1.70%), 7.06%, 03/01/28(a)(c)		4,053	4,063,451

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Greystone CRE Notes Ltd., Series 2021-FL3, Class A, (1-mo. CME Term SOFR + 1.13%), 6.46%, 07/15/39(a)(c)	USD	849	$838,480
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3-mo. CME Term SOFR + 1.55%), 6.87%, 04/15/33(a)(c)		500	501,666
GSAA Home Equity Trust
Series 2005-14, Class 1A2, (1-mo. CME Term SOFR + 0.81%), 6.14%, 12/25/35(c)		283	120,943
Series 2006-14, Class A3A, (1-mo. CME Term SOFR + 0.61%), 5.94%, 09/25/36(c)		4,667	1,431,132
Series 2006-18, Class AF3A, 5.77%, 11/25/36(c).		1,369	407,160
Series 2006-4, Class 1A1, 4.21%, 03/25/36(c)		695	469,557
Series 2007-2, Class AF3, 5.92%, 03/25/37(c)		24	4,587
GSAMP Trust
Series 2007-H1, Class A1B, (1-mo. CME Term SOFR + 0.51%), 5.84%, 01/25/47(c)		10	4,941
Series 2007-HS1, Class M5, (1-mo. CME Term SOFR + 3.49%), 8.82%, 02/25/47(c)		3,566	3,497,567
Series 2007-HS1, Class M7, (1-mo. CME Term SOFR + 3.49%), 8.82%, 02/25/47(c)		3,000	2,682,902
Gulf Stream Meridian 3 Ltd., Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.58%), 6.90%, 04/15/34(a)(c)		250	250,415
Gulf Stream Meridian 4 Ltd.
Series 2021-4A, Class A1, (3-mo. CME Term SOFR + 1.46%), 6.78%, 07/15/34(a)(c)		10,000	10,006,673
Series 2021-4A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.43%, 07/15/34(a)(c)		1,000	1,004,358
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3-mo. CME Term SOFR + 2.06%), 7.38%, 07/15/34(a)(c)		650	653,086
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class A1, (3-mo. CME Term SOFR + 1.36%), 6.68%, 07/15/35(a)(c)		2,420	2,421,125
Highbridge Loan Management Ltd., Series 3A- 2014, Class A1R, (3-mo. CME Term SOFR + 1.44%), 6.74%, 07/18/29(a)(c)		132	132,509
Hipgnosis Music Assets LP, Series 2022-1, Class A, 5.00%, 05/16/62(a)		2,726	2,622,361
Home Equity Asset Trust, Series 2006-3, Class M2, (1-mo. CME Term SOFR + 0.71%), 6.04%, 07/25/36(c)		280	255,443
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, (1-mo. CME Term SOFR + 2.14%), 4.03%, 07/25/34(c)		14	13,428
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		5,769	5,157,636
HPS Loan Management Ltd.
Series 10A-16, Class A1RR, (3-mo. CME Term SOFR + 1.40%), 6.72%, 04/20/34(a)(c)		7,260	7,264,101
Series 6A-2015, Class A1R, (3-mo. CME Term SOFR + 1.26%), 6.53%, 02/05/31(a)(c)		406	405,149
ICG U.S. CLO Ltd., Series 2014-3A, Class A1RR, (3-mo. CME Term SOFR + 1.29%), 6.62%, 04/25/31(a)(c)		168	167,839
Invesco CLO Ltd., Series 2022-1A, Class B, (3-mo. CME Term SOFR + 1.80%), 7.12%, 04/20/35(a)(c)		510	508,725
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3-mo. CME Term SOFR + 1.60%), 6.92%, 04/15/33(a)(c)		1,750	1,750,000

Security		Par (000)	Value

Asset-Backed Securities (continued)
JPMorgan Mortgage Acquisition Trust
Series 2006-CH1, Class M7, (1-mo. CME Term SOFR + 1.31%), 6.64%, 07/25/36(c)	USD	3,498	$2,996,319
Series 2007-CH1, Class MF1, 4.55%, 11/25/36(b)		100	96,319
KeyCorp Student Loan Trust, Series 2004-A, Class 2D, (3-mo. LIBOR US + 1.25%), 6.83%, 07/28/42(c)		2,691	2,510,772
KKR CLO 10 Ltd., Series 10, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.29%, 09/15/29(a)(c)		640	639,859
KKR CLO 17 Ltd., Series 17, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.66%, 04/15/34(a)(c)		500	499,268
LCM 26 Ltd., Series 26A, Class A1, (3-mo. CME Term SOFR + 1.33%), 6.65%, 01/20/31(a)(c)		1,322	1,323,293
LCM XVIII LP, Series 18A, Class A1R, (3-mo. CME Term SOFR + 1.28%), 6.60%, 04/20/31(a)(c)		182	182,292
Legacy Mortgage Asset Trust
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(c) .		3,289	3,120,716
Series 2019-SL2, Class B, 0.00%, 02/25/59(a)(d) .		524	89,725
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(c).		646	514,007
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33(d)		444	414,346
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1-mo. CME Term SOFR + 0.20%), 5.53%, 06/25/37(a)(c)		75	48,767
Lendmark Funding Trust
Series 2021-1A, Class B, 2.47%, 11/20/31(a)		1,525	1,325,147
Series 2021-2A, Class B, 2.37%, 04/20/32(a)		4,630	3,961,916
Series 2021-2A, Class D, 4.46%, 04/20/32(a)		3,500	2,850,457
Series 2022-1A, Class A, 5.12%, 07/20/32(a)		4,589	4,535,574
Series 2023-1A, Class D, 8.69%, 05/20/33(a)		1,310	1,353,318
Series 2024-1A, Class B, 5.88%, 06/21/32(a)		1,205	1,204,456
Series 2024-1A, Class C, 6.40%, 06/21/32(a)		2,447	2,451,247
Series 2024-1A, Class D, 7.21%, 06/21/32(a)		5,550	5,625,981
LoanCore Issuer Ltd., Series 2022-CRE7, Class A, (SOFR (30-day) + 1.55%), 6.87%, 01/17/37(a)(c)		13,118	12,971,636
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A, 2.75%, 07/20/47(a)		849	684,434
Series 2021-2GS, Class A, 2.22%, 03/20/48(a)		3,269	2,541,578
Logan CLO I Ltd., Series 2021-1A, Class A, (3-mo. CME Term SOFR + 1.42%), 6.74%, 07/20/34(a)(c)		4,000	4,002,806
Long Beach Mortgage Loan Trust
Series 2006-2, Class 1A, (1-mo. CME Term SOFR + 0.47%), 5.80%, 03/25/46(c)		598	465,799
Series 2006-5, Class 2A3, (1-mo. CME Term SOFR + 0.41%), 5.74%, 06/25/36(c)		3,031	1,402,970
Series 2006-7, Class 2A3, (1-mo. CME Term SOFR + 0.43%), 5.76%, 08/25/36(c)		5,530	2,175,234
Series 2006-7, Class 2A4, (1-mo. CME Term SOFR + 0.59%), 5.92%, 08/25/36(c)		1,276	502,354
Series 2006-9, Class 2A3, (1-mo. CME Term SOFR + 0.43%), 5.76%, 10/25/36(c)		1,966	626,543
Series 2006-WL3, Class 2A4, (1-mo. CME Term SOFR + 0.71%), 6.04%, 01/25/36(c)		3,128	2,720,415
Long Point Park CLO Ltd., Series 2017-1A, Class A2, (3-mo. CME Term SOFR + 1.64%), 6.95%, 01/17/30(a)(c)		820	820,238

32	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding LXVII Ltd., Series 2024- 67A, Class B, (3-mo. CME Term SOFR + 2.05%), 04/25/37(a)(c)(e)	USD	4,230	$4,230,000
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3-mo. CME Term SOFR + 1.16%), 6.48%, 07/23/29(a)(c)		1,928	1,928,406
Madison Park Funding XIII Ltd.
Series 2014-13A, Class AR2, (3-mo. CME Term SOFR + 1.21%), 6.52%, 04/19/30(a)(c)		550	550,412
Series 2014-13A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.07%, 04/19/30(a)(c)		600	600,672
Madison Park Funding XIX Ltd., Series 2015-19A, Class AR3, (3-mo. CME Term SOFR + 1.60%), 6.92%, 01/22/37(a)(c)		330	331,049
Madison Park Funding XLVI Ltd., Series 2020-46A, Class B1R, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/15/34(a)(c)		250	249,270
Madison Park Funding XLVIII Ltd., Series 2021- 48A, Class E, (3-mo. CME Term SOFR + 6.51%), 11.82%, 04/19/33(a)(c)		500	499,317
Madison Park Funding XVIII Ltd.
Series 2015-18A, Class ARR, (3-mo. CME Term SOFR + 1.20%), 6.52%, 10/21/30(a)(c)		3,370	3,369,219
Series 2015-18A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.18%, 10/21/30(a)(c)		390	390,070
Madison Park Funding XXII Ltd., Series 2016-22A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.18%, 01/15/33(a)(c)		1,500	1,497,609
Madison Park Funding XXIII Ltd., Series 2017-23A, Class AR, (3-mo. CME Term SOFR + 1.23%), 6.55%, 07/27/31(a)(c)		963	962,724
Madison Park Funding XXIV Ltd., Series 2016- 24A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.33%, 10/20/29(a)(c)		740	741,642
Madison Park Funding XXVI Ltd., Series 2017- 26A, Class AR, (3-mo. CME Term SOFR + 1.46%), 6.78%, 07/29/30(a)(c)		2,638	2,640,097
Madison Park Funding XXVIII Ltd., Series 2018- 28A, Class C, (3-mo. CME Term SOFR + 2.11%), 7.43%, 07/15/30(a)(c)		500	497,245
Madison Park Funding XXX Ltd.
Series 2018-30A, Class E, (3-mo. CME Term SOFR + 5.21%), 10.53%, 04/15/29(a)(c)		1,000	992,589
Series 2018-30X, Class E, (3-mo. CME Term SOFR + 5.21%), 10.53%, 04/15/29(c)(g)		250	248,147
Madison Park Funding XXXI Ltd., Series 2018- 31A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.28%, 01/23/31(a)(c)		250	249,669
Madison Park Funding XXXIII Ltd., Series 2019- 33A, Class AR, (3-mo. CME Term SOFR + 1.29%), 6.60%, 10/15/32(a)(c)		1,790	1,790,537
Madison Park Funding XXXV Ltd., Series 2019- 35A, Class BR, (3-mo. CME Term SOFR + 1.66%), 6.98%, 04/20/32(a)(c)		720	718,689
Madison Park Funding XXXVII Ltd., Series 2019- 37A, Class AR, (3-mo. CME Term SOFR + 1.33%), 6.65%, 07/15/33(a)(c)		2,130	2,130,341
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class A, (3-mo. CME Term SOFR + 1.38%), 6.70%, 07/17/34(a)(c)		1,250	1,250,750

Security		Par (000)	Value

Asset-Backed Securities (continued)
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3-mo. CME Term SOFR + 3.91%), 9.23%, 01/22/35(a)(c)	USD	750	$747,718
Mariner Finance Issuance Trust
Series 2019-AA, Class C, 4.01%, 07/20/32(a)		638	636,670
Series 2021-AA, Class A, 1.86%, 03/20/36(a)		700	644,231
Series 2021-AA, Class B, 2.33%, 03/20/36(a)		1,620	1,448,239
Series 2021-AA, Class C, 2.96%, 03/20/36(a)		2,850	2,526,689
Series 2021-BA, Class C, 2.66%, 11/20/36(a)		4,403	3,790,079
Series 2021-BA, Class E, 4.68%, 11/20/36(a)		3,620	3,045,431
Series 2022-AA, Class A, 6.45%, 10/20/37(a)		2,345	2,350,787
MASTR Asset-Backed Securities Trust
Series 2005-WF1, Class M8, (1-mo. CME Term SOFR + 1.97%), 7.30%, 06/25/35(c)		1,119	1,141,509
Series 2006-AM2, Class A4, (1-mo. CME Term SOFR + 0.63%), 5.96%, 06/25/36(a)(c)		238	213,377
Series 2006-WMC2, Class A4, (1-mo. CME Term SOFR + 0.41%), 5.74%, 04/25/36(c)		3,259	733,071
Series 2007-HE1, Class A4, (1-mo. CME Term SOFR + 0.39%), 5.72%, 05/25/37(c)		83	65,107
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1-mo. CME Term SOFR + 0.63%), 5.96%, 06/25/46(a)(c)		12	11,120
MERIT Securities Corp., Series 13, Class M2, 7.88%, 12/28/33(b)		897	783,130
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-2, Class A2C, (1-mo. CME Term SOFR + 0.59%), 5.92%, 05/25/37(c)		1,704	1,189,874
Series 2007-H1, Class 1A2, (1-mo. CME Term SOFR + 3.61%), 8.94%, 10/25/37(c)		2,341	2,136,203
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1-mo. CME Term SOFR + 0.50%), 5.83%, 08/25/37(c)		1,752	1,491,992
MF1 LLC
Series 2022-FL10, Class A, (1-mo. CME Term SOFR + 2.64%), 7.96%, 09/17/37(a)(c)		1,428	1,431,446
Series 2022-FL9, Class A, (1-mo. CME Term SOFR + 2.15%), 7.48%, 06/19/37(a)(c)		2,844	2,846,467
Series 2023-FL12, Class A, (1-mo. CME Term SOFR + 2.07%), 7.39%, 10/19/38(a)(c)		1,306	1,302,258
MF1 Ltd., Series 2021-FL7, Class A, (1-mo. CME Term SOFR + 1.19%), 6.52%, 10/16/36(a)(c)		487	483,775
MidOcean Credit CLO III Ltd., Series 2014-3A, Class A3A2, (3-mo. CME Term SOFR + 1.23%), 6.55%, 04/21/31(a)(c)		750	751,229
MidOcean Credit CLO XII Ltd., Series 2023-12A, Class A1R, (3-mo. CME Term SOFR + 1.34%), 04/18/36(a)(c)(e)		9,000	9,000,000
Mill City Solar Loan Ltd.
Series 2019-1A, Class A, 4.34%, 03/20/43(a)		1,047	969,589
Series 2019-2GS, Class A, 3.69%, 07/20/43(a)		1,782	1,593,480
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-NC1, Class A2D, (1-mo. CME Term SOFR + 0.33%), 5.66%, 11/25/36(c)		5,005	2,343,476
Series 2007-SEA1, Class 2A1, (1-mo. CME Term SOFR + 3.91%), 9.24%, 02/25/47(a)(c)		50	45,763
Morgan Stanley Mortgage Loan Trust
Series 2006-12XS, Class A4, 6.51%, 10/25/36(b)		2,350	568,919
Series 2006-12XS, Class A6A, 6.23%, 10/25/36(b)		582	172,891

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Morgan Stanley Mortgage Loan Trust
Series 2006-16AX, Class 2A3, (1-mo. CME Term SOFR + 0.61%), 5.94%, 11/25/36(c)	USD	613	$173,341
Mosaic Solar Loan Trust
Series 2018-2GS, Class A, 4.20%, 02/22/44(a)		981	911,669
Series 2019-1A, Class A, 4.37%, 12/21/43(a)		1,502	1,409,497
Series 2019-2A, Class A, 2.88%, 09/20/40(a)		240	213,215
Series 2020-2A, Class B, 2.21%, 08/20/46(a)		1,300	1,048,041
Series 2021-1A, Class B, 2.05%, 12/20/46(a)		366	287,293
Series 2021-2A, Class B, 2.09%, 04/22/47(a)		3,311	2,520,075
Series 2022-3A, Class A, 6.10%, 06/20/53(a)		798	820,118
Series 2023-1A, Class A, 5.32%, 06/20/53(a)		2,712	2,680,974
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3-mo. CME Term SOFR + 1.86%), 7.18%, 10/20/30(a)(c)		250	249,574
Nationstar Home Equity Loan Trust, Series 2007-B, Class M1, (1-mo. CME Term SOFR + 0.52%), 5.85%, 04/25/37(c)		380	352,566
Navient Private Education Loan Trust, Series 2020- IA, Class B, 2.95%, 04/15/69(a)		1,880	1,533,925
Navient Private Education Refi Loan Trust
Series 2018-DA, Class A2A, 4.00%, 12/15/59(a) .		744	721,900
Series 2019-D, Class A2A, 3.01%, 12/15/59(a)		2,424	2,293,435
Series 2020-CA, Class A2B, (1-mo. CME Term SOFR + 1.71%), 7.04%, 11/15/68(a)(c)		2,654	2,680,635
Series 2021-DA, Class A, (Prime Rate + (1.99)%), 6.51%, 04/15/60(a)(c)		1,019	979,912
Series 2021-DA, Class B, 2.61%, 04/15/60(a)		1,110	1,017,020
Series 2021-DA, Class C, 3.48%, 04/15/60(a)		5,000	4,417,727
Series 2021-DA, Class D, 4.00%, 04/15/60(a)		5,000	4,532,577
Navient Student Loan Trust, Series 2019-BA, Class A2A, 3.39%, 12/15/59(a)		1,094	1,050,017
Nelnet Student Loan Trust
Series 2021-A, Class A1, (1-mo. CME Term SOFR + 0.91%), 6.24%, 04/20/62(a)(c)		1,303	1,293,296
Series 2021-A, Class A2, (1-mo. CME Term SOFR + 1.14%), 6.47%, 04/20/62(a)(c)		2,680	2,653,398
Series 2021-A, Class APT2, 1.36%, 04/20/62(a) .		1,816	1,641,665
Series 2021-A, Class B1, 2.85%, 04/20/62(a)		1,979	1,638,466
Series 2021-A, Class B2, 2.85%, 04/20/62(a)		1,640	1,357,799
Series 2021-A, Class C, 3.75%, 04/20/62(a)		124	101,295
Series 2021-A, Class D, 4.93%, 04/20/62(a)		735	612,431
Series 2021-BA, Class B, 2.68%, 04/20/62(a)		8,450	6,991,699
Series 2021-BA, Class C, 3.57%, 04/20/62(a)		386	312,878
Series 2021-BA, Class D, 4.75%, 04/20/62(a)		8,380	6,883,048
Series 2021-CA, Class B, 2.53%, 04/20/62(a)		5,370	4,364,367
Series 2021-CA, Class C, 3.36%, 04/20/62(a)		2,770	2,245,899
Series 2021-CA, Class D, 4.44%, 04/20/62(a)		5,590	4,529,247
Series 2021-DA, Class B, 2.90%, 04/20/62(a)		4,800	3,982,514
Series 2021-DA, Class C, 3.50%, 04/20/62(a)		2,700	2,145,578
Series 2021-DA, Class D, 4.38%, 04/20/62(a)		680	539,095
Series 2023-PL1A, Class A1A, (SOFR (30-day) + 2.25%), 7.57%, 11/25/53(a)(c)		2,924	2,915,519
Neuberger Berman CLO XIV Ltd., Series 2013- 14A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 6.61%, 01/28/30(a)(c)		602	602,561
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class BR2, (3-mo. CME Term SOFR + 1.61%), 6.93%, 10/15/29(a)(c)		250	250,230
Neuberger Berman CLO XVII Ltd.
Series 2014-17A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 6.61%, 04/22/29(a)(c)		970	970,098

Security		Par (000)	Value

Asset-Backed Securities (continued)
Neuberger Berman CLO XVII Ltd. Series 2014-17A, Class CR2, (3-mo. CME Term SOFR + 2.26%), 7.58%, 04/22/29(a)(c)	USD	750	$746,287
Neuberger Berman CLO XX Ltd.
Series 2015-20A, Class ARR, (3-mo. CME Term SOFR + 1.42%), 6.74%, 07/15/34(a)(c)		525	524,738
Series 2015-20A, Class DRR, (3-mo. CME Term SOFR + 3.21%), 8.53%, 07/15/34(a)(c)		1,000	1,006,655
Series 2015-20A, Class ERR, (3-mo. CME Term SOFR + 6.76%), 12.08%, 07/15/34(a)(c)		750	747,813
Neuberger Berman CLO XXII Ltd., Series 2016- 22A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/17/30(a)(c)		250	250,094
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class AR, (3-mo. CME Term SOFR + 1.18%), 6.48%, 10/18/30(a)(c)		3,807	3,805,523
Neuberger Berman Loan Advisers CLO 29 Ltd., Series 2018-29A, Class A2, (3-mo. CME Term SOFR + 1.66%), 6.97%, 10/19/31(a)(c)		250	249,969
Neuberger Berman Loan Advisers CLO 32 Ltd., Series 2019-32A, Class BR, (3-mo. CME Term SOFR + 1.66%), 6.97%, 01/20/32(a)(c)		910	906,850
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class BR, (3-mo. CME Term SOFR + 1.75%), 7.07%, 01/20/35(a)(c)		1,000	998,023
Neuberger Berman Loan Advisers CLO 42 Ltd., Series 2021-42A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.68%, 07/16/35(a)(c)		3,000	3,002,334
Neuberger Berman Loan Advisers CLO 43 Ltd., Series 2021-43A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.71%, 07/17/35(a)(c)		1,000	1,000,812
Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2021-45A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.71%, 10/14/35(a)(c)		5,000	5,004,625
Neuberger Berman Loan Advisers CLO 46 Ltd., Series 2021-46A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.23%, 01/20/36(a)(c)		1,220	1,221,354
Neuberger Berman Loan Advisers CLO 55 Ltd., Series 2024-55A, Class C, (3-mo. CME Term SOFR + 2.35%), 04/22/38(a)(c)(e)		1,000	1,000,000
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class F, 4.00%, 09/04/39(a) .		3,692	3,156,057
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1-mo. CME Term SOFR + 0.51%), 5.84%, 10/25/36(a)(c)		118	137,790
NovaStar Mortgage Funding Trust, Series 2006-5, Class A2D, (1-mo. CME Term SOFR + 0.59%), 5.92%, 11/25/36(c)		3,772	1,150,938
Oakwood Mortgage Investors, Inc.
Series 1999-C, Class A2, 7.48%, 08/15/27		1,780	1,392,626
Series 2001-D, Class A2, 5.26%, 01/15/19(c)		25	10,515
Series 2002-A, Class M1, 7.76%, 03/15/32(c)		1,992	1,834,576
Series 2002-C, Class M1, 6.89%, 11/15/32(c)		2,025	1,914,637
Ocean Trails CLO V, Series 2014-5A, Class BRR, (3-mo. CME Term SOFR + 2.21%), 7.53%, 10/13/31(a)(c)		500	501,427
OCP CLO Ltd.
Series 2016-12A, Class BR2, (3-mo. CME Term SOFR + 1.81%), 7.11%, 04/18/33(a)(c)		3,000	2,998,831
Series 2017-13A, Class A1AR, (3-mo. CME Term SOFR + 1.22%), 6.54%, 07/15/30(a)(c)		3,063	3,064,256

34	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OCP CLO Ltd.
Series 2017-13A, Class A2R, (3-mo. CME Term SOFR + 1.81%), 7.13%, 07/15/30(a)(c)	USD	250	$249,573
Series 2019-16A, Class AR, (3-mo. CME Term SOFR + 1.26%), 6.59%, 04/10/33(a)(c)		1,490	1,494,724
Series 2019-17A, Class A1R, (3-mo. CME Term SOFR + 1.30%), 6.62%, 07/20/32(a)(c)		1,000	1,000,008
Series 2020-18A, Class AR, (3-mo. CME Term SOFR + 1.35%), 6.67%, 07/20/32(a)(c)		1,100	1,100,587
Series 2020-20A, Class B1R, (3-mo. CME Term SOFR + 1.95%), 04/18/37(a)(c)(e)		370	370,000
Series 2021-22A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.76%, 12/02/34(a)(c)		2,020	2,020,538
Series 2021-22A, Class B1, (3-mo. CME Term SOFR + 1.96%), 7.28%, 12/02/34(a)(c)		340	339,571
Octagon 56 Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/15/34(a)(c)		250	248,708
Octagon 57 Ltd., Series 2021-1A, Class B1, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/15/34(a)(c)		870	869,485
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3-mo. CME Term SOFR + 1.22%), 6.54%, 04/16/31(a)(c)		2,582	2,583,202
Octagon Investment Partners 29 Ltd., Series 2016- 1A, Class AR, (3-mo. CME Term SOFR + 1.44%), 6.76%, 01/24/33(a)(c)		250	250,002
Octagon Investment Partners 33 Ltd., Series 2017- 1A, Class A1, (3-mo. CME Term SOFR + 1.45%), 6.77%, 01/20/31(a)(c)		924	924,363
Octagon Investment Partners 36 Ltd., Series 2018- 1A, Class A1, (3-mo. CME Term SOFR + 1.23%), 6.55%, 04/15/31(a)(c)		226	226,202
Octagon Investment Partners 37 Ltd., Series 2018- 2A, Class A2, (3-mo. CME Term SOFR + 1.84%), 7.17%, 07/25/30(a)(c)		650	649,756
Octagon Investment Partners 39 Ltd., Series 2018- 3A, Class BR, (3-mo. CME Term SOFR + 1.80%), 10/20/30(a)(c)(e)		5,640	5,651,305
Octagon Investment Partners 51 Ltd., Series 2021- 1A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.73%, 07/20/34(a)(c)		1,250	1,248,921
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 1.61%), 6.92%, 07/19/30(a)(c)		350	349,872
Octagon Investment Partners XVII Ltd.
Series 2013-1A, Class A1R2, (3-mo. CME Term SOFR + 1.26%), 6.59%, 01/25/31(a)(c)		811	810,830
Series 2013-1A, Class A2R2, (3-mo. CME Term SOFR + 1.36%), 6.69%, 01/25/31(a)(c)		500	500,086
OHA Credit Funding 2 Ltd., Series 2019-2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.73%, 04/21/34(a)(c)		1,500	1,500,670
OHA Credit Funding 3 Ltd., Series 2019-3A, Class AR, (3-mo. CME Term SOFR + 1.40%), 6.72%, 07/02/35(a)(c)		250	250,146
OHA Credit Funding 4 Ltd., Series 2019-4A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.73%, 10/22/36(a)(c)		1,000	1,000,825
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A2A, (3-mo. CME Term SOFR + 1.71%), 7.01%, 04/18/33(a)(c)		300	301,251

Security		Par (000)	Value

Asset-Backed Securities (continued)
OHA Credit Funding 6 Ltd., Series 2020-6A, Class AR, (3-mo. CME Term SOFR + 1.40%), 6.72%, 07/20/34(a)(c)	USD	670	$670,441
OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.61%, 02/24/37(a)(c)		770	768,990
OHA Credit Funding 9 Ltd., Series 2021-9A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.27%, 07/19/35(a)(c)		1,890	1,894,529
OHA Credit Partners XII Ltd., Series 2015-12A, Class B1R2, (3-mo. CME Term SOFR + 1.95%), 04/23/37(a)(c)(e)		1,700	1,700,000
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3-mo. CME Term SOFR + 1.30%), 6.62%, 05/23/31(a)(c)		757	758,011
OneMain Financial Issuance Trust
Series 2021-1A, Class A2, (SOFR (30-day) + 0.76%), 6.08%, 06/16/36(a)(c)		1,201	1,196,714
Series 2021-1A, Class B, 1.95%, 06/16/36(a)		4,700	4,116,564
Series 2021-1A, Class C, 2.22%, 06/16/36(a)		4,680	4,020,127
Series 2023-2A, Class D, 7.52%, 09/15/36(a)		1,720	1,763,354
Option One Mortgage Loan Trust
Series 2005-4, Class M3, (1-mo. CME Term SOFR + 0.85%), 6.18%, 11/25/35(c)		460	370,966
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(b)		4,123	3,367,605
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(b)		2,486	2,075,770
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (1-mo. LIBOR US + 1.20%), 6.64%, 10/15/37(a)(c)		741	725,014
OSD CLO Ltd., Series 2021-23A, Class E, (3-mo. CME Term SOFR + 6.26%), 11.58%, 04/17/31(a)(c)		1,000	987,365
OZLM Funding IV Ltd.
Series 2013-4A, Class A1R, (3-mo. CME Term SOFR + 1.51%), 6.83%, 10/22/30(a)(c)		355	354,629
Series 2013-4A, Class A2R, (3-mo. CME Term SOFR + 1.96%), 7.28%, 10/22/30(a)(c)		500	499,331
OZLM VI Ltd., Series 2014-6A, Class A2AS, (3-mo. CME Term SOFR + 2.01%), 7.33%, 04/17/31(a)(c)		2,570	2,570,005
OZLM VIII Ltd.
Series 2014-8A, Class A2R3, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/17/29(a)(c)		1,185	1,193,892
Series 2014-8A, Class BR3, (3-mo. CME Term SOFR + 2.36%), 7.68%, 10/17/29(a)(c)		1,750	1,753,503
OZLM XIV Ltd., Series 2015-14A, Class A1SR, (3-mo. CME Term SOFR + 1.51%), 6.83%, 07/15/34(a)(c)		1,500	1,504,518
OZLM XVIII Ltd., Series 2018-18A, Class B, (3-mo. CME Term SOFR + 1.81%), 7.13%, 04/15/31(a)(c)		550	550,499
OZLM XXII Ltd.
Series 2018-22A, Class A1, (3-mo. CME Term SOFR + 1.33%), 6.65%, 01/17/31(a)(c)		747	747,861
Series 2018-22A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.08%, 01/17/31(a)(c)		500	500,553
Pagaya AI Debt Selection Trust, Series 2021-2, Class NOTE, 3.00%, 01/25/29(a)		529	515,378
Pagaya AI Technology in Housing Trust, Series 2023-1, Class F, 3.60%, 10/25/40(a)		1,000	711,026

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Palmer Square CLO Ltd.
Series 2013-2A, Class A1A3, (3-mo. CME Term SOFR + 1.26%), 6.58%, 10/17/31(a)(c)	USD	3,048	$3,049,875
Series 2014-1A, Class A1R2, (3-mo. CME Term SOFR + 1.39%), 6.71%, 01/17/31(a)(c)		518	518,574
Series 2014-1A, Class CR2, (3-mo. CME Term SOFR + 2.91%), 8.23%, 01/17/31(a)(c)		400	402,094
Series 2015-1A, Class A1A4, (3-mo. CME Term SOFR + 1.39%), 6.71%, 05/21/34(a)(c)		660	660,450
Series 2015-1A, Class A2R4, (3-mo. CME Term SOFR + 1.96%), 7.28%, 05/21/34(a)(c)		1,000	999,499
Series 2015-2A, Class CR2, (3-mo. CME Term SOFR + 3.01%), 8.33%, 07/20/30(a)(c)		1,250	1,250,289
Series 2020-3A, Class A1R2, (3-mo. CME Term SOFR + 1.65%), 6.96%, 11/15/36(a)(c)		960	963,380
Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.41%), 6.73%, 01/15/35(a)(c)		390	390,898
Series 2021-4A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/15/34(a)(c)		250	249,233
Palmer Square Loan Funding Ltd.
Series 2021-2A, Class A2, (3-mo. CME Term SOFR + 1.51%), 6.83%, 05/20/29(a)(c)		3,560	3,568,461
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 5.26%), 10.58%, 07/20/29(a)(c)		250	245,846
Series 2021-4A, Class B, (3-mo. CME Term SOFR + 2.01%), 7.33%, 10/15/29(a)(c)		250	250,298
Series 2021-4A, Class C, (3-mo. CME Term SOFR + 2.86%), 8.18%, 10/15/29(a)(c)		250	250,280
Series 2022-2A, Class A2, (3-mo. CME Term SOFR + 1.90%), 7.21%, 10/15/30(a)(c)		2,350	2,351,160
Series 2022-2A, Class B, (3-mo. CME Term SOFR + 2.20%), 7.51%, 10/15/30(a)(c)		1,360	1,360,036
Series 2022-2A, Class C, (3-mo. CME Term SOFR + 3.10%), 8.41%, 10/15/30(a)(c)		250	247,960
Series 2022-3A, Class A2R, (3-mo. CME Term SOFR + 1.60%), 04/15/31(a)(c)(e)		10,380	10,379,897
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3-mo. CME Term SOFR + 1.46%), 6.78%, 08/23/31(a)(c)		303	302,688
Series 2017-1A, Class DR, (3-mo. CME Term SOFR + 7.07%), 12.38%, 02/14/34(a)(c)		900	839,886
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.66%), 8.98%, 07/15/34(a)(c)		1,900	1,865,918
Pikes Peak CLO 1, Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.76%, 07/24/31(a)(c)		740	741,026
Pikes Peak CLO 11, Series 2022-11A, Class A1, (3-mo. CME Term SOFR + 1.95%), 7.28%, 07/25/34(a)(c)		3,000	3,018,745
Pikes Peak CLO 6, Series 2020-6A, Class AR2, (3-mo. CME Term SOFR + 1.43%), 6.75%, 05/18/34(a)(c)		1,000	1,000,026
Popular ABS Mortgage Pass-Through Trust,
Series 2006-B, Class M1, (1-mo. CME Term SOFR + 0.65%), 5.98%, 05/25/36(c)		3,540	3,315,735
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 07/25/51(a)(b)		6,363	6,154,051
Series 2021-RN4, Class A1, 2.49%, 10/25/51(a)(c)		5,348	5,228,682
Series 2023-RN2, Class A1, 8.11%, 11/25/53(a)(b)		4,680	4,687,942

Security		Par (000)	Value

Asset-Backed Securities (continued)
Prodigy Finance DAC
Series 2021-1A, Class B, (1-mo. CME Term SOFR + 2.61%), 7.94%, 07/25/51(a)(c)	USD	940	$947,375
Series 2021-1A, Class C, (1-mo. CME Term SOFR + 3.86%), 9.19%, 07/25/51(a)(c)		941	952,100
Series 2021-1A, Class D, (1-mo. CME Term SOFR + 6.01%), 11.34%, 07/25/51(a)(c)		1,077	1,095,391
Progress Residential Trust
Series 2021-SFR10, Class E2, 3.67%, 12/17/40(a)		976	861,523
Series 2021-SFR10, Class F, 4.61%, 12/17/40(a)		3,942	3,481,501
Series 2021-SFR5, Class F, 3.16%, 07/17/38(a)	.	1,808	1,635,730
Series 2021-SFR6, Class F, 3.42%, 07/17/38(a)	.	3,577	3,245,344
Series 2021-SFR8, Class F, 3.18%, 10/17/38(a)	.	4,500	4,026,617
Series 2021-SFR9, Class F, 4.05%, 11/17/40(a)		2,400	2,075,276
Series 2022-SFR1, Class F, 4.88%, 02/17/41(a)	.	5,000	4,391,891
Series 2022-SFR5, Class E1, 6.62%, 06/17/39(a)		2,180	2,153,088
Series 2023-SFR2, Class E1, 4.75%, 10/17/28(a)		1,041	956,650
Series 2024-SFR2, Class E1, 3.40%, 04/01/41(a)		2,000	1,715,404
Series 2024-SFR2, Class E2, 3.65%, 04/01/41(a)		2,000	1,706,113
Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, (3-mo. CME Term SOFR + 1.30%), 6.62%, 02/20/30(a)(c)		738	737,457
Rad CLO 15 Ltd.
Series 2021-15A, Class A, (3-mo. CME Term SOFR + 1.35%), 6.67%, 01/20/34(a)(c)		390	390,312
Series 2021-15A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.23%, 01/20/34(a)(c)		820	820,255
Series 2021-15A, Class E, (3-mo. CME Term SOFR + 6.46%), 11.78%, 01/20/34(a)(c)		4,500	4,453,141
Rad CLO 2 Ltd., Series 2018-2A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.66%, 10/15/31(a)(c)		1,155	1,156,198
Rad CLO 3 Ltd.
Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.13%, 04/15/32(a)(c)		325	324,092
Series 2019-3A, Class CR, (3-mo. CME Term SOFR + 2.11%), 7.43%, 04/15/32(a)(c)		250	249,009
Series 2019-3A, Class DR, (3-mo. CME Term SOFR + 3.01%), 8.33%, 04/15/32(a)(c)		250	245,047
Rad CLO 4 Ltd., Series 2019-4A, Class D, (3-mo. CME Term SOFR + 4.11%), 9.44%, 04/25/32(a)(c)		500	504,599
Rad CLO 7 Ltd.
Series 2020-7A, Class A1R, (3-mo. CME Term SOFR + 1.35%), 6.68%, 04/17/36(a)(c)		250	249,692
Series 2020-7A, Class B1R, (3-mo. CME Term SOFR + 1.90%), 7.23%, 04/17/36(a)(c)		2,500	2,499,750
Series 2020-7A, Class CR, (3-mo. CME Term SOFR + 2.60%), 7.93%, 04/17/36(a)(c)		1,340	1,339,965
Series 2020-7A, Class D1R, (3-mo. CME Term SOFR + 4.15%), 9.48%, 04/17/36(a)(c)		480	479,989
Rad CLO 9 Ltd., Series 2020-9A, Class B1, (3-mo. CME Term SOFR + 2.16%), 7.48%, 01/15/34(a)(c)		500	500,374
Redwood Funding Trust, Series 2023-1, Class A, 7.50%, 07/25/59(a)(b)		636	635,229

36	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Regatta IX Funding Ltd.
Series 2017-1A, Class C, (3-mo. CME Term SOFR + 2.71%), 8.03%, 04/17/30(a)(c)	USD	250	$250,351
Series 2017-1A, Class D, (3-mo. CME Term SOFR + 4.16%), 9.48%, 04/17/30(a)(c)		250	250,382
Regatta VI Funding Ltd., Series 2016-1A, Class AR2, (3-mo. CME Term SOFR + 1.42%), 6.74%, 04/20/34(a)(c)		3,000	3,003,036
Regatta VII Funding Ltd., Series 2016-1A, Class BR2, (3-mo. CME Term SOFR + 1.86%), 7.19%, 06/20/34(a)(c)		250	250,317
Regatta VIII Funding Ltd.
Series 2017-1A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.28%, 10/17/30(a)(c)		1,255	1,259,886
Series 2017-1A, Class D, (3-mo. CME Term SOFR + 3.46%), 8.78%, 10/17/30(a)(c)		250	251,535
Regatta X Funding Ltd., Series 2017-3A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.03%, 01/17/31(a)(c)		330	330,214
Regatta XIX Funding Ltd., Series 2022-1A, Class B, (3-mo. CME Term SOFR + 1.85%), 7.17%, 04/20/35(a)(c)		420	420,650
Regatta XVI Funding Ltd.
Series 2019-2A, Class B, (3-mo. CME Term SOFR + 2.31%), 7.63%, 01/15/33(a)(c)		750	750,755
Series 2019-2A, Class D, (3-mo. CME Term SOFR + 4.16%), 9.48%, 01/15/33(a)(c)		500	500,760
Regatta XVII Funding Ltd., Series 2020-1A, Class E, (3-mo. CME Term SOFR + 7.87%), 13.19%, 10/15/33(a)(c)		500	501,235
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3-mo. CME Term SOFR + 7.06%), 12.38%, 01/20/35(a)(c)		1,500	1,493,143
Regional Management Issuance Trust
Series 2020-1, Class A, 2.34%, 10/15/30(a)		610	598,754
Series 2020-1, Class B, 3.23%, 10/15/30(a)		320	306,805
Series 2021-1, Class A, 1.68%, 03/17/31(a)		127	122,667
Series 2021-2, Class B, 2.35%, 08/15/33(a)		1,098	945,833
Series 2021-2, Class C, 3.23%, 08/15/33(a)		820	690,480
Series 2021-3, Class A, 3.88%, 10/17/33(a)(h)		10,210	9,304,373
Series 2022-1, Class A, 3.07%, 03/15/32(a)		2,527	2,421,191
Series 2022-1, Class B, 3.71%, 03/15/32(a)		5,452	5,121,319
Series 2022-1, Class C, 4.46%, 03/15/32(a)		1,111	1,016,413
Series 2022-1, Class D, 6.72%, 03/15/32(a)		2,072	1,936,383
Series 2022-2B, Class A, 7.10%, 11/17/32(a)		6,193	6,254,669
Renaissance Home Equity Loan Trust, Series 2005-3, Class AF4, 5.14%, 11/25/35(b)		640	630,515
Republic Finance Issuance Trust, Series 2021-A, Class D, 5.23%, 12/22/31(a)		3,550	3,218,394
Riserva CLO Ltd., Series 2016-3A, Class ARR, (3-mo. CME Term SOFR + 1.32%), 6.62%, 01/18/34(a)(c)		1,100	1,098,185
Rockford Tower CLO Ltd.
Series 2017-1A, Class AR2, (3-mo. CME Term SOFR + 1.36%), 6.68%, 04/20/34(a)(c)		500	500,189
Series 2017-2A, Class BR, (3-mo. CME Term SOFR + 1.76%), 7.08%, 10/15/29(a)(c)		1,250	1,249,015
Series 2017-2A, Class CR, (3-mo. CME Term SOFR + 2.16%), 7.48%, 10/15/29(a)(c)		1,000	1,001,166
Series 2017-2A, Class DR, (3-mo. CME Term SOFR + 3.11%), 8.43%, 10/15/29(a)(c)		1,000	999,591

Security		Par (000)	Value

Asset-Backed Securities (continued)
Rockford Tower CLO Ltd.
Series 2017-3A, Class A, (3-mo. CME Term SOFR + 1.45%), 6.77%, 10/20/30(a)(c)	USD	2,207	$2,208,563
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.68%, 05/20/31(a)(c)		613	613,943
Series 2018-2A, Class B, (3-mo. CME Term SOFR + 2.06%), 7.38%, 10/20/31(a)(c)		620	620,624
Series 2021-1A, Class A1, (3-mo. CME Term SOFR + 1.43%), 6.75%, 07/20/34(a)(c)		3,500	3,500,770
Romark CLO II Ltd., Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.44%), 6.76%, 07/25/31(a)(c)		220	220,918
Romark WM-R Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.29%), 6.61%, 04/20/31(a)(c)		1,063	1,064,976
RR 12 Ltd., Series 2020-12A, Class A2R2, (3-mo. CME Term SOFR + 1.96%), 7.28%, 01/15/36(a)(c)		1,210	1,211,102
RR 18 Ltd., Series 2021-18A, Class A2, (3-mo. CME Term SOFR + 1.86%), 7.18%, 10/15/34(a)(c)		250	250,193
RR 19 Ltd., Series 2021-19A, Class A2, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/15/35(a)(c)		500	501,371
RR 28 Ltd., Series 2024-28RA, Class A1R, (3-mo. CME Term SOFR + 1.55%), 6.84%, 04/15/37(a)(c)		250	251,046
RR 3 Ltd., Series 2018-3A, Class A1R2, (3-mo. CME Term SOFR + 1.35%), 6.67%, 01/15/30(a)(c)		3,160	3,161,281
Saxon Asset Securities Trust, Series 2004-2, Class MF5, 3.24%, 08/25/35(b)		397	279,987
Securitized Asset-Backed Receivables LLC Trust
Series 2007-BR1, Class A2A, (1-mo. CME Term SOFR + 0.33%), 5.66%, 02/25/37(c)		393	167,383
Series 2007-BR1, Class A2B, (1-mo. CME Term SOFR + 0.65%), 5.98%, 02/25/37(c)		2,092	892,042
Series 2007-NC2, Class A2C, (1-mo. CME Term SOFR + 0.55%), 5.88%, 01/25/37(c)		446	306,092
Service Experts Issuer LLC, Series 2021-1A, Class A, 2.67%, 02/02/32(a)		2,029	1,893,562
SESAC Finance LLC
Series 2019-1, Class A2, 5.22%, 07/25/49(a)		2,491	2,427,564
Series 2024-1, Class A2, 6.42%, 01/25/54(a)		674	676,044
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1-mo. CME Term SOFR + 0.43%), 5.76%, 07/25/36(c)		185	39,480
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.70%, 07/15/30(a)(c)		506	506,327
Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, (3-mo. CME Term SOFR + 1.42%), 6.74%, 04/17/34(a)(c)		2,750	2,760,767
Signal Peak CLO 2 LLC, Series 2015-1A,
Class AR2, (3-mo. CME Term SOFR + 1.24%), 6.56%, 04/20/29(a)(c)		595	594,921
Signal Peak CLO 5 Ltd.
Series 2018-5A, Class A1R, (3-mo. CME Term SOFR + 1.55%), 04/25/37(a)(c)(e)		1,810	1,813,224
Series 2018-5A, Class BR, (3-mo. CME Term SOFR + 2.20%), 04/25/37(a)(c)(e)		390	391,822

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Signal Peak CLO 8 Ltd., Series 2020-8A, Class A, (3-mo. CME Term SOFR + 1.53%), 6.85%, 04/20/33(a)(c)	USD	500	$500,455
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3-mo. CME Term SOFR + 6.46%), 11.78%, 01/20/34(a)(c)		500	494,571
Sixth Street CLO XX Ltd., Series 2021-20A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/20/34(a)(c)		970	970,239
SLM Private Credit Student Loan Trust
Series 2005-A, Class A4, (3-mo. CME Term SOFR + 0.57%), 5.90%, 12/15/38(c)		1,007	990,233
Series 2005-B, Class A4, (3-mo. CME Term SOFR + 0.59%), 5.92%, 06/15/39(c)		767	750,375
Series 2006-BW, Class A5, (3-mo. CME Term SOFR + 0.46%), 5.79%, 12/15/39(c)		1,429	1,376,498
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1-mo. CME Term SOFR + 4.86%), 10.19%, 10/15/41(a)(c)		2,590	2,781,211
SMB Private Education Loan Trust
Series 2015-C, Class B, 3.50%, 09/15/43(a)		1,620	1,572,101
Series 2016-B, Class A2A, 2.43%, 02/17/32(a)		370	362,652
Series 2017-A, Class A2B, (1-mo. CME Term SOFR + 1.01%), 6.34%, 09/15/34(a)(c)		671	669,941
Series 2017-B, Class A2A, 2.82%, 10/15/35(a)		449	434,669
Series 2017-B, Class A2B, (1-mo. CME Term SOFR + 0.86%), 6.19%, 10/15/35(a)(c)		737	734,278
Series 2018-A, Class A2B, (1-mo. CME Term SOFR + 0.91%), 6.24%, 02/15/36(a)(c)		1,541	1,535,947
Series 2019-B, Class A2A, 2.84%, 06/15/37(a)		2,057	1,960,421
Series 2021-A, Class C, 2.99%, 01/15/53(a)		2,055	1,746,921
Series 2021-A, Class D1, 3.86%, 01/15/53(a)		532	460,479
Series 2021-A, Class D2, 3.86%, 01/15/53(a)		362	313,518
Series 2021-B, Class A, 1.31%, 07/17/51(a)		2,176	1,972,594
Series 2021-C, Class A2, (1-mo. CME Term SOFR + 0.91%), 6.24%, 01/15/53(a)(c)		1,269	1,257,246
Series 2021-C, Class APT1, 1.39%, 01/15/53(a) .		1,145	1,010,127
Series 2021-C, Class B, 2.30%, 01/15/53(a)		819	762,242
Series 2024-A, Class A1B, (SOFR (30-day) + 1.45%), 03/15/56(a)(c)(e)		6,833	6,860,998
Series 2024-A, Class B, 03/15/56(a)(e)		6,500	6,514,318
SoFi Professional Loan Program LLC
Series 2018-A, Class B, 3.61%, 02/25/42(a)		290	263,313
Series 2019-B, Class A2FX, 3.09%, 08/17/48(a) .		311	295,680
SoFi Professional Loan Program Trust
Series 2018-B, Class BFX, 3.83%, 08/25/47(a)		156	142,485
Series 2018-D, Class BFX, 4.14%, 02/25/48(a)		100	90,612
Series 2020-A, Class BFX, 3.12%, 05/15/46(a)		226	182,987
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 6.66%, 01/26/31(a)(c)		193	193,545
Sound Point CLO XV Ltd., Series 2017-1A, Class ARR, (3-mo. CME Term SOFR + 1.16%), 6.48%, 01/23/29(a)(c)		127	126,504
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3-mo. CME Term SOFR + 1.54%), 6.87%, 01/25/32(a)(c)		1,000	1,000,659
Soundview Home Loan Trust
Series 2004-WMC1, Class M2, (1-mo. CME Term SOFR + 0.91%), 6.24%, 01/25/35(c)		92	78,816
Series 2005-OPT3, Class M4, (1-mo. CME Term SOFR + 1.13%), 6.46%, 11/25/35(c)		313	225,741

Security		Par (000)	Value

Asset-Backed Securities (continued)
Soundview Home Loan Trust
Series 2007-NS1, Class M1, (1-mo. CME Term SOFR + 0.46%), 5.79%, 01/25/37(c)	USD	445	$405,397
SPLT
Series 23-1, Class A, 6.00%, 10/12/30(a)		7,644	7,646,851
Series 23-1, Class R1, 0.00%, 10/15/30(a)(d)		43	2,500,587
Series 24-1, Class A,, 6.06%, 02/12/31(a)		9,342	9,341,592
Series 24-1, Class R1, 0.00%, 02/12/31(a)(d)		136	6,782,464
SpringCastle America Funding LLC, Series 2020- AA, Class A, 1.97%, 09/25/37(a)		1,075	997,544
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.51%), 6.83%, 10/15/30(a)(c)		199	199,077
Stratus CLO Ltd.
Series 2021-1A, Class A, (3-mo. CME Term SOFR + 1.06%), 6.38%, 12/29/29(a)(c)		295	294,918
Series 2021-1A, Class E, (3-mo. CME Term SOFR + 5.26%), 10.58%, 12/29/29(a)(c)		1,250	1,226,514
Series 2021-1A, Class SUB, 0.00%, 12/29/29(a)(c)(d)		1,000	622,010
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 6.01%), 11.33%, 12/28/29(a)(c)		1,550	1,550,086
Structured Asset Investment Loan Trust, Series 2004-10, Class A11, (1-mo. CME Term SOFR + 1.61%), 6.94%, 11/25/34(c)		123	126,090
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2007-GEL1, Class A3, (1-mo. CME Term SOFR + 0.71%), 6.04%, 01/25/37(a)(c)		1,546	1,229,578
Series 2007-GEL2, Class M1, (1-mo. CME Term SOFR + 1.16%), 6.49%, 05/25/37(a)(c)		1,650	1,203,450
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(a)		951	887,478
Sycamore Tree CLO Ltd., Series 2024-5A, Class B, (3-mo. CME Term SOFR + 2.25%), 04/20/36(a)(c)(e)		2,150	2,150,000
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3-mo. CME Term SOFR + 1.22%), 6.54%, 04/16/31(a)(c)		460	460,299
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.73%, 10/15/31(a)(c)		297	296,875
Symphony CLO XX Ltd., Series 2018-20A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.23%, 01/16/32(a)(c)		640	639,308
Symphony CLO XXII Ltd., Series 2020-22A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.26%, 04/18/33(a)(c)		560	559,753
Symphony CLO XXIII Ltd.
Series 2020-23A, Class BR, (3-mo. CME Term SOFR + 1.86%), 7.18%, 01/15/34(a)(c)		1,150	1,148,567
Series 2020-23A, Class CR, (3-mo. CME Term SOFR + 2.26%), 7.58%, 01/15/34(a)(c)		1,500	1,502,005
Series 2020-23A, Class ER, (3-mo. CME Term SOFR + 6.41%), 11.73%, 01/15/34(a)(c)		1,250	1,252,683
Symphony CLO XXVI Ltd., Series 2021-26A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.66%, 04/20/33(a)(c)		689	688,259
Symphony Static CLO I Ltd., Series 2021-1A, Class C, (3-mo. CME Term SOFR + 2.11%), 7.44%, 10/25/29(a)(c)		500	494,804

38	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.22%), 6.54%, 11/18/30(a)(c)	USD	613	$613,314
TCI-Symphony CLO Ltd., Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.13%, 07/15/30(a)(c)		1,000	997,466
TCW CLO AMR Ltd., Series 2019-1A, Class ASNR, (3-mo. CME Term SOFR + 1.48%), 6.81%, 08/16/34(a)(c)		250	249,397
TICP CLO IX Ltd., Series 2017-9A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.18%, 01/20/31(a)(c)		250	250,632
TICP CLO V Ltd., Series 2016-5A, Class DR, (3-mo. CME Term SOFR + 3.41%), 8.73%, 07/17/31(a)(c)		250	251,277
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3-mo. CME Term SOFR + 1.38%), 6.70%, 01/15/34(a)(c)		4,250	4,254,760
Series 2016-6A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 7.08%, 01/15/34(a)(c)		320	319,085
TICP CLO VII Ltd.
Series 2017-7A, Class BR2, (3-mo. CME Term SOFR + 1.90%), 04/15/33(a)(c)(e)		2,740	2,736,659
Series 2017-7A, Class ER, (3-mo. CME Term SOFR + 7.31%), 12.63%, 04/15/33(a)(c)		600	592,547
TICP CLO VIII Ltd., Series 2017-8A, Class A2R, (3-mo. CME Term SOFR + 1.96%), 7.28%, 10/20/34(a)(c)		1,780	1,779,624
TICP CLO X Ltd., Series 2018-10A, Class B, (3-mo. CME Term SOFR + 1.73%), 7.05%, 04/20/31(a)(c)		570	570,743
TICP CLO XI Ltd.
Series 2018-11A, Class AR, (3-mo. CME Term SOFR + 1.53%), 04/25/37(a)(c)(e)		250	250,000
Series 2018-11A, Class B, (3-mo. CME Term SOFR + 1.99%), 7.31%, 10/20/31(a)(c)		450	450,000
Series 2018-11A, Class BR, (3-mo. CME Term SOFR + 2.05%), 04/25/37(a)(c)(e)		2,760	2,760,000
TICP CLO XII Ltd., Series 2018-12A, Class AR, (3-mo. CME Term SOFR + 1.43%), 6.75%, 07/15/34(a)(c)		250	250,141
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3-mo. CME Term SOFR + 6.96%), 12.28%, 10/20/32(a)(c)		1,250	1,258,482
TICP CLO XV Ltd., Series 2020-15A, Class A, (3-mo. CME Term SOFR + 1.54%), 6.86%, 04/20/33(a)(c)		1,250	1,251,139
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (1-mo. CME Term SOFR + 1.11%), 6.44%, 05/25/58(a)(c)		918	932,858
Trestles CLO IV Ltd., Series 2021-4A, Class A, (3-mo. CME Term SOFR + 1.43%), 6.75%, 07/21/34(a)(c)		250	250,000
Trestles CLO Ltd., Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.25%), 6.58%, 04/25/32(a)(c)		650	650,260
Trestles CLO V Ltd., Series 2021-5A, Class A1, (3-mo. CME Term SOFR + 1.43%), 6.75%, 10/20/34(a)(c)		7,230	7,233,120
Tricon American Homes Trust
Series 2018-SFR1, Class E, 4.56%, 05/17/37(a)		2,000	1,967,895
Series 2019-SFR1, Class E, 3.40%, 03/17/38(a)		2,000	1,892,823

Security		Par (000)	Value

Asset-Backed Securities (continued)
Tricon American Homes Trust Series 2020-SFR1, Class F, 4.88%, 07/17/38(a)	. USD	7,351	$7,102,943
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38(a)	.	3,250	2,968,524
Series 2021-SFR1, Class G, 4.13%, 07/17/38(a) .		2,099	1,883,504
Trimaran Cavu Ltd.
Series 2019-1A, Class A2, (3-mo. CME Term SOFR + 2.16%), 7.48%, 07/20/32(a)(c)		250	250,257
Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.51%), 8.84%, 10/25/34(a)(c)		300	296,494
Trinitas CLO IV Ltd., Series 2016-4A, Class A2L2, (3-mo. CME Term SOFR + 1.66%), 6.96%, 10/18/31(a)(c)		250	249,780
Venture 39 CLO Ltd., Series 2020-39A, Class A1, (3-mo. CME Term SOFR + 1.54%), 6.86%, 04/15/33(a)(c)		340	340,655
VOLT CVI LLC, Series 2021-NP12, Class A1, 2.73%, 12/26/51(a)(b)		10,221	9,777,290
Voya CLO Ltd.
Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.23%), 6.56%, 04/25/31(a)(c)		803	803,373
Series 2013-3A, Class A1RR, (3-mo. CME Term SOFR + 1.41%), 6.71%, 10/18/31(a)(c)		472	471,835
Series 2015-1A, Class A1R, (3-mo. CME Term SOFR + 1.16%), 6.46%, 01/18/29(a)(c)		29	29,398
Series 2015-3A, Class A1R, (3-mo. CME Term SOFR + 1.45%), 6.77%, 10/20/31(a)(c)		476	476,387
Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.21%), 6.53%, 04/17/30(a)(c)		143	142,414
Series 2017-3A, Class A1R, (3-mo. CME Term SOFR + 1.30%), 6.62%, 04/20/34(a)(c)		1,000	1,000,639
Series 2017-4A, Class A1, (3-mo. CME Term SOFR + 1.39%), 6.71%, 10/15/30(a)(c)		865	865,629
Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.56%), 6.87%, 04/19/31(a)(c)		250	249,902
Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.26%), 6.58%, 07/15/31(a)(c)		207	207,105
Series 2018-3A, Class A1A, (3-mo. CME Term SOFR + 1.41%), 6.73%, 10/15/31(a)(c)		229	229,261
Series 2019-2A, Class AR, (3-mo. CME Term SOFR + 1.20%), 07/20/32(a)(c)(e)		4,000	4,000,000
Series 2021-2A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.18%, 10/20/34(a)(c)		810	809,154
Series 2022-1A, Class A1, (3-mo. CME Term SOFR + 1.39%), 6.71%, 04/20/35(a)(c)		1,000	1,000,500
Washington Mutual Asset-Backed Certificates Trust
Series 2006-HE3, Class 1A, (1-mo. CME Term SOFR + 0.42%), 5.75%, 08/25/36(c)		6,171	5,812,661
Series 2006-HE4, Class 2A2, (1-mo. CME Term SOFR + 0.47%), 5.80%, 09/25/36(c)		205	55,677
Series 2006-HE5, Class 1A, (1-mo. CME Term SOFR + 0.42%), 4.66%, 10/25/36(c)		2,434	1,790,981
Series 2007-HE3, Class 2A3, (1-mo. CME Term SOFR + 0.35%), 5.68%, 05/25/37(c)		105	91,888
Wellfleet CLO Ltd., Series 2017-3A, Class A1, (3-mo. CME Term SOFR + 1.41%), 6.73%, 01/17/31(a)(c)		1,141	1,141,430
Whitebox CLO II Ltd.
Series 2020-2A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.33%, 10/24/34(a)(c)		410	411,269
Series 2020-2A, Class DR, (3-mo. CME Term SOFR + 3.61%), 8.93%, 10/24/34(a)(c)		250	248,216

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Whitebox CLO II Ltd.
Series 2020-2A, Class ER, (3-mo. CME Term SOFR + 7.36%), 12.68%, 10/24/34(a)(c)	USD	500	$503,366
Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.48%), 6.80%, 10/15/34(a)(c)		4,000	4,000,646
Whitebox CLO IV Ltd., Series 2023-4A, Class B, (3-mo. CME Term SOFR + 2.60%), 7.92%, 04/20/36(a)(c)		1,000	1,004,000
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1-mo. CME Term SOFR + 0.51%), 5.84%, 06/25/37(a)(c)		417	131,440

Total Asset-Backed Securities — 49.7% (Cost: $1,291,488,514)			1,238,439,903

Corporate Bonds

Banks — 0.0%
Washington Mutual Escrow Bonds
0.00% (d)(h)(i)(j)(k)		500	—
0.00% (d)(h)(i)(j)(k)		250	—

			—

Insurance — 0.0%
Ambac Assurance Corp., 5.10% (a)(k)		58	83,582

Total Corporate Bonds — 0.0% (Cost: $75,213)			83,582

Floating Rate Loan Interests(h)

Financial Services — 0.3%
Project Pearl Pasco Holdings LLC, Advance, (1-mo. CME Term SOFR at 0.00% Floor + 2.86%), 8.19%, 09/15/24		1,114	1,113,474
Sirocco Lux S.A., Facility A, (3-mo. EURIBOR at 0.00% Floor + 3.90%), 7.87%, 02/28/26	EUR	6,913	7,458,363

			8,571,837

Oil, Gas & Consumable Fuels — 0.3%
Promontoria Beech DAC, Senior Loan, (1-mo. EURIBOR at 0.00% Floor + 3.75%), 7.61%, 05/17/27		5,964	6,418,397

Total Floating Rate Loan Interests — 0.6% (Cost: $15,157,309)			14,990,234

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 19.9%
A&D Mortgage Trust, Series 2023-NQM5, Class A1, 7.05%, 11/25/68(a)(b)	USD	6,061	6,139,358
Adjustable Rate Mortgage Trust, Series 2006-2, Class 4A1, 3.96%, 05/25/36(c)		4,328	3,354,741
Agate Bay Mortgage Trust
Series 2015-1, Class B5, 3.65%, 01/25/45(a)(c)		723	463,409
Series 2015-3, Class B5, 3.50%, 04/25/45(a)(c)		832	535,510
Series 2015-4, Class B5, 3.50%, 06/25/45(a)(c)		580	350,389
Ajax Mortgage Loan Trust
Series 2017-D, Class B, 0.00%, 12/25/57(a)(c)(d) .		86	28,957
Series 2020-C, Class C, 0.00%, 09/27/60(a)(d)		11	9,518
Series 2020-C, Class RW, 0.00%, 09/27/60(a)(d) .		9	8,747
Series 2020-D, Class RW, 0.00%, 06/25/60(a)(d) .		13	12,879
Series 2021-C, Class A, 2.12%, 01/25/61(a)(b)		2,425	2,351,705
Series 2021-C, Class B, 3.72%, 01/25/61(a)(b)		817	782,538

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Ajax Mortgage Loan Trust
Series 2021-C, Class C, 0.00%, 01/25/61(a)(d)	USD	2,024	$1,960,252
Series 2021-D, Class A, 2.00%, 03/25/60(a)(b)		6,167	5,876,654
Series 2021-D, Class B, 4.00%, 03/25/60(a)(c)		1,634	1,490,016
Series 2021-D, Class C, 0.00%, 03/25/60(a)(c)(d) .		2,387	2,304,876
Series 2021-E, Class A1, 1.74%, 12/25/60(a)(c)		11,140	9,446,465
Series 2021-E, Class A2, 2.69%, 12/25/60(a)(c)		1,770	1,314,867
Series 2021-E, Class B1, 3.73%, 12/25/60(a)(c)		1,068	721,411
Series 2021-E, Class B3, 3.96%, 12/25/60(a)(c)		633	171,416
Series 2021-E, Class M1, 2.94%, 12/25/60(a)(c)		698	480,087
Series 2021-E, Class SA, 0.00%, 12/25/60(a)(c)(d)		7	3,263
Series 2021-F, Class A, 1.88%, 06/25/61(a)(b)		16,085	15,283,900
Series 2021-F, Class B, 3.75%, 06/25/61(a)(b)		1,945	1,843,050
Series 2021-F, Class C, 0.00%, 06/25/61(a)(d)		3,603	2,935,001
Series 2022-A, Class A2, 3.00%, 10/25/61(a)(c)		478	413,852
Series 2022-A, Class A3, 3.00%, 10/25/61(a)(c)		255	216,785
Series 2022-A, Class B, 3.00%, 10/25/61(a)		1,912	1,383,266
Series 2022-A, Class C, 3.00%, 10/25/61(a)		945	834,940
Series 2022-A, Class M1, 3.00%, 10/25/61(a)		279	231,510
Series 2022-A, Class M2, 3.00%, 10/25/61(a)		1,250	1,001,561
Series 2022-A, Class M3, 3.00%, 10/25/61(a)		80	61,699
Series 2022-B, Class A2, 3.00%, 03/27/62(a)(c)		376	305,537
Series 2022-B, Class A3, 3.00%, 03/27/62(a)(c)		322	259,030
Series 2022-B, Class B, 3.00%, 03/27/62(a)		1,789	1,205,693
Series 2022-B, Class C, 3.00%, 03/27/62(a)		1,349	1,044,202
Series 2022-B, Class M1, 3.00%, 03/27/62(a)		241	193,013
Series 2022-B, Class M2, 3.00%, 03/27/62(a)		1,198	914,264
Series 2023-A, Class A1, 3.50%, 07/25/62(a)(b)		11,255	10,527,039
Series 2023-A, Class A2, 3.00%, 07/25/62(a)(c)		515	438,450
Series 2023-A, Class A3, 2.50%, 07/25/62(a)(c)		292	233,633
Series 2023-A, Class B, 2.50%, 07/25/62(a)(c)		1,717	1,196,721
Series 2023-A, Class C, 2.50%, 07/25/62(a)(c)		1,020	426,777
Series 2023-A, Class M1, 2.50%, 07/25/62(a)(c)		884	687,501
Series 2023-C, Class A1, 3.50%, 05/25/63(a)(b)		12,964	12,219,427
Series 2023-C, Class A2, 3.00%, 05/25/63(a)(c)		789	665,949
Series 2023-C, Class A3, 2.50%, 05/25/63(a)(c)		421	336,422
Series 2023-C, Class C, 2.50%, 05/25/63(a)(c)		3,415	2,755,234
Series 2023-C, Class M1, 2.50%, 05/25/63(a)(c)		368	290,514
Series 2023-C, Class M2, 2.50%, 05/25/63(a)(c)		2,284	1,648,986
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12, (1-mo. CME Term SOFR + 0.32%), 5.65%, 10/25/46(c)		82	43,026
Series 2006-6, Class A1A, (1-mo. CME Term SOFR + 0.30%), 5.63%, 12/25/46(c)		4,583	3,803,530
Series 2007-1, Class A1, (12-mo. Federal Reserve Cumulative Average US + 0.70%), 5.79%, 02/25/47(c)		31	11,264
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, (1-mo. CME Term SOFR + 0.30%), 5.63%, 05/25/47(c)		1,291	712,644
Angel Oak Mortgage Trust
Series 2019-5, Class B1, 3.96%, 10/25/49(a)(c)		405	363,667
Series 2022-2, Class A1, 3.35%, 01/25/67(a)(c)		250	228,983
Series 2023-7, Class A1, 4.80%, 11/25/67(a)(b)		7,355	7,126,559
Series 2024-1, Class A1, 5.21%, 08/25/68(a)(b)		1,122	1,097,784
APS Resecuritization Trust
Series 2016-1, Class 1MZ, 3.02%, 07/31/57(a)(c)		2,291	887,175
Series 2016-3, Class 3A, (1-mo. CME Term SOFR + 2.96%), 8.29%, 09/27/46(a)(c)		19	19,317

40	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Banc of America Alternative Loan Trust
Series 2006-4, Class 3CB1, (1-mo. CME Term SOFR + 0.91%), 6.00%, 05/25/46(c)	USD	482	$381,992
Series 2006-7, Class A4, 6.50%, 10/25/36(b)		2,333	687,674
Banc of America Funding Trust
Series 2014-R2, Class 1C, 0.00%, 11/26/36(a)(c)(d)		7,236	2,214,298
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(a)(c)		272	267,434
Banc of America Mortgage Trust, Series 2007-4, Class 1A1, 6.25%, 12/28/37		857	614,535
Barclays Mortgage Loan Trust
Series 2021-NPL1, Class A, 2.00%, 11/25/51(a)(b)		8,763	8,365,210
Series 2021-NPL1, Class B, 4.63%, 11/25/51(a)(b)		1,060	982,897
Series 2021-NPL1, Class C, 0.00%, 11/25/51(a)(d)		2,312	2,470,528
Series 2022-NQM1, Class A1, 4.55%, 07/25/52(a)(b)		3,483	3,397,106
Series 2022-RPL1, Class A, 4.25%, 02/25/28(a)(b)		7,025	7,022,717
Series 2022-RPL1, Class B, 4.25%, 02/25/28(a)(b)		1,242	807,383
Series 2022-RPL1, Class C, 0.00%, 02/25/28(a)(d)		2,159	802,311
Series 2022-RPL1, Class SA, 0.00%, 02/25/28(a)(d)		69	41,782
Series 2023-NQM3, Class A1, 6.90%, 10/25/63(a)(b)		13,584	13,731,146
Series 2023-NQM3, Class A2, 7.36%, 10/25/63(a)(b)		2,160	2,181,128
Series 2023-NQM3, Class A3, 7.69%, 10/25/63(a)(b)		1,304	1,315,184
Series 2023-NQM3, Class B1, 8.10%, 10/25/63(a)(c)		681	680,734
Series 2023-NQM3, Class B2, 8.10%, 10/25/63(a)(c)		573	556,190
Series 2023-NQM3, Class B3, 8.10%, 10/25/63(a)(c)		1,567	1,396,287
Series 2023-NQM3, Class M1, 8.10%, 10/25/63(a)(c)		1,134	1,146,857
Series 2023-NQM3, Class SA, 0.00%, 10/25/63(a)(c)(d)		1	953
Series 2024-NQM1, Class A1, 5.90%, 01/25/64(a)(b)		2,260	2,245,555
Series 2024-NQM1, Class A2, 6.11%, 01/25/64(a)(b)		1,539	1,520,063
Series 2024-NQM1, Class A3, 6.31%, 01/25/64(a)(b)		1,176	1,169,279
Series 2024-NQM1, Class B1, 8.09%, 01/25/64(a)(c)		512	511,955
Series 2024-NQM1, Class B2, 8.76%, 01/25/64(a)(c)		469	467,289
Series 2024-NQM1, Class B3, 8.76%, 01/25/64(a)(c)		1,007	837,011
Series 2024-NQM1, Class M1, 6.80%, 01/25/64(a)(c)		879	871,552
Series 2024-NQM1, Class SA, 0.00%, 01/25/64(a)(c)(d)		2	2,093

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
BCAP LLC Trust
Series 2011-RR4, Class 3A6, 4.52%, 07/26/36(a)(c)	USD	1,153	$1,093,818
Series 2011-RR5, Class 11A5, (1-mo. CME Term SOFR + 0.26%), 0.43%, 05/28/36(a)(c)		249	236,260
Bear Stearns Asset-Backed Securities I Trust
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36(b)		119	114,960
Series 2006-AC2, Class 1A1, (1-mo. CME Term SOFR + 0.46%), 5.79%, 03/25/36(c)		1,949	547,022
Bear Stearns Mortgage Funding Trust
Series 2006-SL1, Class A1, (1-mo. CME Term SOFR + 0.39%), 5.72%, 08/25/36(c)		311	303,659
Series 2007-AR2, Class A1, (1-mo. CME Term SOFR + 0.45%), 5.78%, 03/25/37(c)		175	160,061
Series 2007-AR4, Class 2A1, (1-mo. CME Term SOFR + 0.32%), 5.65%, 06/25/37(c)		16	14,671
Chase Mortgage Finance Corp., Series 2016-SH1, Class M4, 3.75%, 04/25/45(a)(c)		513	448,903
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		9,040	3,721,071
CHNGE Mortgage Trust
Series 2022-1, Class A1, 3.01%, 01/25/67(a)(c)		2,271	2,066,988
Series 2022-2, Class A1, 3.76%, 03/25/67(a)(c)		7,703	7,218,582
Series 2022-4, Class A1, 6.00%, 10/25/57(a)(b)		535	527,240
CIM Trust
Series 2019-J2, Class B4, 3.77%, 10/25/49(a)(c) .		869	641,893
Series 2023-I2, Class A2, 6.85%, 12/25/67(a)(b)		893	896,692
Citicorp Mortgage Securities Trust
Series 2007-4, Class 1A14, 6.00%, 05/25/37		362	314,180
Series 2007-9, Class 1A1, 6.25%, 12/25/37		1,771	1,554,836
Series 2008-2, Class 1A1, 6.50%, 06/25/38		277	214,310
Citigroup Mortgage Loan Trust
Series 2007-6, Class 2A1, (1-mo. CME Term SOFR + 0.61%), 5.94%, 05/25/37(c)		1,131	1,006,902
Series 2014-C, Class B2, 4.25%, 02/25/54(a)		317	292,097
Series 2019-RP1, Class A1, 3.50%, 01/25/66(a)(c)		1,292	1,230,821
Series 2022-A, Class A1, 6.17%, 09/25/62(a)(b)		6,531	6,528,829
CitiMortgage Alternative Loan Trust, Series 2007- A3, Class 1A5, 6.00%, 03/25/37		1,592	1,427,330
COLT Mortgage Loan Trust
Series 2020-2, Class M1, 5.25%, 03/25/65(a)(c)		761	739,602
Series 2022-3, Class B1, 4.23%, 02/25/67(a)(c)		1,500	1,226,922
Countrywide Alternative Loan Trust
Series 2005-11CB, Class 2A1, 5.50%, 06/25/35 .		76	60,185
Series 2005-11CB, Class 2A6, 5.50%, 06/25/25 .		649	516,103
Series 2005-22T1, Class A1, (1-mo. CME Term SOFR + 0.46%), 5.42%, 06/25/35(c)		999	828,791
Series 2005-51, Class 3A3A, (1-mo. CME Term SOFR + 0.75%), 6.08%, 11/20/35(c)		385	325,514
Series 2005-59, Class 1A1, (1-mo. CME Term SOFR + 0.77%), 6.10%, 11/20/35(c)		959	863,559
Series 2005-76, Class 2A1, (12-mo. Federal Reserve Cumulative Average US + 1.00%), 6.09%, 02/25/36(c)		374	324,128
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36 .		987	477,737
Series 2006-28CB, Class A14, 6.25%, 10/25/36 .		651	337,277
Series 2006-29T1, Class 2A6, 6.50%, 10/25/36 .		2,254	1,388,694
Series 2006-6CB, Class 2A10, 6.00%, 05/25/36 .		175	71,682
Series 2006-J7, Class 1A2, 6.25%, 11/25/36		2,794	1,310,478

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust
Series 2006-OC1, Class 1A1, (1-mo. CME Term SOFR + 0.57%), 5.90%, 03/25/36(c)	USD	685	$652,337
Series 2006-OC10, Class 2A3, (1-mo. CME Term SOFR + 0.57%), 5.90%, 11/25/36(c)		468	376,315
Series 2006-OC7, Class 2A3, (1-mo. CME Term SOFR + 0.61%), 5.94%, 07/25/46(c)		2,943	2,462,941
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		1,124	524,659
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		163	78,343
Series 2007-OA2, Class 1A1, (12-mo. Federal Reserve Cumulative Average US + 0.84%), 5.93%, 03/25/47(c)		155	128,910
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-J2, Class 3A9, (1-mo. CME Term SOFR + 1.51%), 6.00%, 08/25/35(c)		2,383	1,564,009
Series 2007-1, Class A2, 6.00%, 03/25/37		210	97,983
Series 2007-14, Class A18, 6.00%, 09/25/37		6,260	3,339,371
Series 2007-15, Class 2A2, 6.50%, 09/25/37		630	225,573
Series 2007-9, Class A1, 5.75%, 07/25/37		745	371,838
Series 2007-9, Class A11, 5.75%, 07/25/37		407	203,210
Series 2007-HYB1, Class 3A1, 4.45%, 03/25/37(c)		1,257	1,044,775
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)		39	15,240
Series 2020-SPT1, Class B2, 3.39%, 04/25/65(a)(c)		8,400	6,580,998
Series 2021-RPL9, Class A1, 2.44%, 02/25/61(a)(c)		3,908	3,774,334
Credit Suisse Mortgage Trust
Series 2006-4, Class 1A3, 6.00%, 05/25/36		376	207,009
Series 2007-5, Class 1A11, 6.59%, 08/25/37(c)		1,857	930,666
Series 2014-9R, Class 9A1, (1-mo. CME Term SOFR + 0.23%), 5.68%, 08/27/36(a)(c)		73	57,120
Series 2014-SAF1, Class B5, 3.73%, 03/25/44(a)(c)		1,578	1,151,805
Series 2015-6R, Class 5A2, (1-mo. CME Term SOFR + 0.29%), 3.98%, 03/27/36(a)(c)		1,263	943,302
Series 2020-RPL2, Class A12, 3.54%, 02/25/60(a)(c)		2,586	2,592,694
Series 2021-NQM1, Class M1, 2.13%, 05/25/65(a)(c)		3,299	2,222,075
Series 2021-NQM8, Class M1, 3.26%, 10/25/66(a)(c)		590	413,492
Series 2022-NQM1, Class A1, 2.27%, 11/25/66(a)(c)		4,857	4,236,728
Series 2022-NQM3, Class A1B, 4.27%, 03/25/67(a)(c)		2,291	2,138,227
Series 2022-NQM6, Class PT, 8.95%, 12/25/67(a)(c)		8,524	8,628,364
Cross Mortgage Trust, Series 2023-H2, Class A1A, 7.14%, 11/25/68(a)(b)		1,945	1,971,126
Deephaven Residential Mortgage Trust
Series 2021-1, Class B2, 3.96%, 05/25/65(a)(c)		150	125,692
Series 2021-1, Class M1, 2.09%, 05/25/65(a)(c)		1,620	1,399,535
Series 2021-3, Class B1, 3.27%, 08/25/66(a)(c)		3,671	2,554,834
Series 2022-2, Class M1, 4.34%, 03/25/67(a)(c)		884	749,518
Series 2022-3, Class B1, 5.26%, 07/25/67(a)(c)		1,349	1,050,048
Series 2022-3, Class M1, 5.26%, 07/25/67(a)(c)		2,742	2,487,670
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB3, Class A8, 6.36%, 07/25/36(c)		15	12,770

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
FWD Securitization Trust
Series 2020-INV1, Class A2, 2.34%, 01/25/50(a)(c)	USD	1,199	$1,099,651
Series 2020-INV1, Class A3, 2.44%, 01/25/50(a)(c)		25	23,024
GCAT Trust
Series 2020-NQM2, Class B1, 4.85%, 04/25/65(a)(c)		2,533	2,296,425
Series 2022-HX1, Class A1, 2.89%, 12/27/66(a)(c)		309	280,282
Series 2022-NQM4, Class A1, 5.27%, 08/25/67(a)(b)		3,436	3,393,526
Series 2023-NQM4, Class A1, 4.25%, 05/25/67(a)(c)		3,951	3,655,626
GreenPoint Mortgage Funding Trust, Series 2006- AR2, Class 4A1, (12-mo. Federal Reserve Cumulative Average US + 2.00%), 7.09%, 03/25/36(c)		14	12,517
GS Mortgage-Backed Securities Corp. Trust
Series 2019-PJ2, Class A4, 4.00%, 11/25/49(a)(c)		238	219,039
Series 2020-PJ2, Class B4, 3.55%, 07/25/50(a)(c)		1,065	851,910
GS Mortgage-Backed Securities Trust, Series 2022-NQM1, Class A4, 4.00%, 05/25/62(a)(c)		345	312,415
GSMPS Mortgage Loan Trust
Series 2004-4, Class 1AF, (1-mo. CME Term SOFR + 0.51%), 5.84%, 06/25/34(a)(c)		2,885	2,534,034
Series 2005-RP2, Class 1AF, (1-mo. CME Term SOFR + 0.46%), 5.79%, 03/25/35(a)(c)		50	45,027
Series 2005-RP3, Class 2A1, 3.98%, 09/25/35(a)(c)		2,755	2,283,969
Series 2006-RP1, Class 1AF1, (1-mo. CME Term SOFR + 0.46%), 5.79%, 01/25/36(a)(c)		41	33,089
Series 2006-RP2, Class 2A1, 4.24%, 04/25/36(a)(c)		2,133	1,714,636
GSMSC Resecuritization Trust, Series 2015-5R, Class 1D, (1-mo. CME Term SOFR + 0.25%), 4.05%, 04/26/37(a)(c)		3,989	2,320,218
GSR Mortgage Loan Trust, Series 2006-AR2, Class 3A1, 5.89%, 04/25/36(c)		1,628	986,225
Homeward Opportunities Fund I Trust
Series 2020-2, Class B1, 5.45%, 05/25/65(a)(c)		3,640	3,518,731
Series 2022-1, Class A1, 5.08%, 07/25/67(a)(b)		6,172	6,091,219
Series 2022-1, Class M1, 5.05%, 07/25/67(a)(c)		3,077	2,894,770
Impac Secured Assets Trust, Series 2006-2, Class 1A2B, (1-mo. CME Term SOFR + 0.45%), 5.78%, 08/25/36(c)		1,659	1,651,162
IndyMac Index Mortgage Loan Trust
Series 2006-AR27, Class 2A2, (1-mo. CME Term SOFR + 0.51%), 5.84%, 10/25/36(c)		189	166,295
Series 2006-AR35, Class 2A1A, (1-mo. CME Term SOFR + 0.45%), 5.78%, 01/25/37(c)		340	300,205
Series 2007-AR19, Class 3A1, 3.75%, 09/25/37(c)		617	406,634
Series 2007-FLX5, Class 2A2, (1-mo. CME Term SOFR + 0.35%), 5.68%, 08/25/37(c)		2,494	2,157,763
IndyMac INDX Mortgage Loan Trust, Series 2007- FLX2, Class A1A, (1-mo. CME Term SOFR + 0.27%), 5.76%, 04/25/37(c)		4,632	3,882,728

42	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
JPMorgan Alternative Loan Trust, Series 2006-S2, Class A5, 6.88%, 05/25/36(b)	USD	4,136	$3,474,691
JPMorgan Mortgage Trust
Series 2005-A4, Class B1, 5.09%, 07/25/35(c)		291	265,001
Series 2020-5, Class B3, 3.57%, 12/25/50(a)(c)		3,669	3,025,897
Series 2021-INV7, Class A3A, 2.50%, 02/25/52(a)(c)		14,510	12,648,741
Series 2021-INV7, Class A4A, 2.50%, 02/25/52(a)(c)		6,218	3,895,739
Series 2021-INV7, Class B1, 3.27%, 02/25/52(a)(c)		3,722	3,080,827
Series 2021-INV7, Class B2, 3.27%, 02/25/52(a)(c)		873	715,221
Series 2021-INV7, Class B3, 3.27%, 02/25/52(a)(c)		1,215	966,890
Series 2021-INV7, Class B4, 3.27%, 02/25/52(a)(c)		646	502,936
Series 2021-INV7, Class B5, 3.27%, 02/25/52(a)(c)		266	194,525
Series 2021-INV7, Class B6, 3.21%, 02/25/52(a)(c)		868	352,642
Legacy Mortgage Asset Trust, Series 2020-SL1, Class A, 5.73%, 01/25/60(a)(b)		21	20,785
Lehman XS Trust, Series 2007-20N, Class A1, (1-mo. CME Term SOFR + 2.41%), 7.74%, 12/25/37(c)		23	21,600
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3, 7.00%, 08/25/34(a)		1,963	1,384,477
MASTR Resecuritization Trust, Series 2008-1, Class A1, 6.00%, 09/27/37(a)(c)		868	629,017
MCM Trust
Series 2021-VFN1, Class Cert, 0.00%, 09/25/31(d)(h)		1,424	934,090
Series 2021-VFN1, Class Note, 2.50%, 09/25/31(a)(h)		1,841	1,767,624
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV1, (1-mo. CME Term SOFR + 0.43%), 5.76%, 09/25/37(c)		568	303,181
MFA Trust
Series 2021-INV1, Class M1, 2.29%, 01/25/56(a)(c)		700	627,998
Series 2022-NQM1, Class M1, 4.27%, 12/25/66(a)(c)		2,112	1,820,952
Series 2024-RTL1, Class A1, 7.09%, 02/25/29(a)(b)		3,231	3,232,026
MFRA Trust, Series 2022-CHM1, Class A1, 3.88%, 09/25/56(a)(b)		6,030	5,735,157
Mill City Mortgage Loan Trust, Series 2023-NQM1, Class A1, 6.05%, 10/25/67(a)(b)		4,499	4,482,067
Morgan Stanley Residential Mortgage Loan Trust, Series 2014-1A, Class B3, 6.87%, 06/25/44(a)(c) .		198	196,418
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1-mo. LIBOR US + 0.34%), 5.78%, 04/16/36(a)(c)		165	158,601
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(c) .		1,136	1,088,891
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-AP1, Class 2A4, 6.05%, 02/25/35(b)		315	301,049
Series 2007-2, Class A4, (1-mo. CME Term SOFR + 0.95%), 6.28%, 06/25/37(c)		563	449,105

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
OBX Trust, Series 2019-EXP1, Class 1A3, 4.00%, 01/25/59(a)(c)	USD	132	$126,479
Preston Ridge Partners Mortgage LLC
Series 2021-4, Class A1, 1.87%, 04/25/26(a)(b)		3,080	3,003,391
Series 2022-1, Class A1, 3.72%, 02/25/27(a)(b)		4,126	4,007,615
Series 2023-1, Class A1, 6.88%, 02/25/28(a)(c)		4,572	4,595,734
PRET LLC
Series 2024-NPL1, Class A1, 7.14%, 01/25/54(a)(b)		7,238	7,756,187
Series 2024-NPL2, Class A1, 7.02%, 02/25/54(a)(b)		6,580	6,558,288
PRKCM Trust
Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(c)		1,134	960,064
Series 2022-AFC1, Class A1A, 4.10%, 04/25/57(a)(c)		470	449,858
Series 2022-AFC2, Class A1, 5.34%, 08/25/57(a)(c)		7,069	6,960,638
RALI Trust
Series 2005-QA10, Class A21, 4.69%, 09/25/35(c)		5,095	2,119,556
Series 2006-QA10, Class A2, (1-mo. CME Term SOFR + 0.47%), 5.80%, 12/25/36(c)		1,451	1,234,406
Series 2006-QO1, Class 3A1, (1-mo. CME Term SOFR + 0.65%), 5.71%, 02/25/46(c)		1,814	773,641
Series 2006-QO10, Class A1, (1-mo. CME Term SOFR + 0.43%), 5.76%, 01/25/37(c)		1,717	1,459,970
Series 2007-QH3, Class A1, (1-mo. CME Term SOFR + 0.43%), 5.76%, 04/25/37(c)		4,853	4,277,708
Series 2007-QO2, Class A1, (1-mo. CME Term SOFR + 0.26%), 5.59%, 02/25/47(c)		123	41,929
RCKT Mortgage Trust, Series 2020-1, Class B4, 3.47%, 02/25/50(a)(c)		917	762,799
RCO VI Mortgage LLC, Series 2022-1, Class A1, 3.00%, 01/25/27(a)(b)		8,027	7,771,447
RCO VII Mortgage LLC, Series 2024-1, Class A1, 7.02%, 01/25/29(a)(b)		4,480	4,467,042
Reperforming Loan REMIC Trust
Series 2005-R1, Class 1AF1, (1-mo. CME Term SOFR + 0.47%), 5.80%, 03/25/35(a)(c)		1,330	1,257,484
Series 2005-R2, Class 1AF1, (1-mo. CME Term SOFR + 0.45%), 5.78%, 06/25/35(a)(c)		252	236,173
Series 2005-R3, Class AF, (1-mo. CME Term SOFR + 0.51%), 5.84%, 09/25/35(a)(c)		402	335,675
Residential Mortgage Loan Trust, Series 2019-3, Class B2, 5.66%, 09/25/59(a)(c)		2,900	2,542,145
RFMSI Series Trust
Series 2005-SA4, Class 2A1, 5.17%, 09/25/35(c)		1,878	1,158,958
Series 2006-SA2, Class 2A1, 5.44%, 08/25/36(c)		432	299,951
RMF Buyout Issuance Trust
Series 2021-HB1, Class M3, 3.69%, 11/25/31(a)(c)		3,379	2,950,881
Series 2021-HB1, Class M6, 6.00%, 11/25/31(a)(c)(h)		1,185	857,530
Saluda Grade Alternative Mortgage Trust
Series 2024-RTL4, Class A1, 7.50%, 02/25/30(a)(b)		5,668	5,619,208
Series 2024-RTL5, Class A1, 7.76%, 04/25/30(a)(b)		4,013	4,012,953

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Seasoned Loans Structured Transaction Trust, Series 2020-3, Class M1, 4.75%, 04/26/60(a)(c)	USD	848	$821,912
SG Residential Mortgage Trust
Series 2022-2, Class A1, 5.35%, 08/25/62(a)(b)		722	716,952
Series 2022-2, Class B1, 5.30%, 08/25/62(a)(c)		3,715	3,349,127
Spruce Hill Mortgage Loan Trust, Series 2022- SH1, Class A3, 4.10%, 07/25/57(a)(b)		759	677,026
Starwood Mortgage Residential Trust
Series 2020-3, Class B1, 4.75%, 04/25/65(a)(c)		2,820	2,492,926
Series 2020-INV1, Class B1, 3.26%, 11/25/55(a) .		260	212,351
Series 2020-INV1, Class M1, 2.50%, 11/25/55(a)		2,688	2,330,814
Series 2021-1, Class B1, 3.52%, 05/25/65(a)(c)		648	532,551
Structured Asset Mortgage Investments II Trust,
Series 2006-AR5, Class 2A1, (1-mo. CME Term SOFR + 0.53%), 5.86%, 05/25/46(c)		29	19,663
Structured Asset Securities Corp.
Series 2005-RF3, Class 1A, (1-mo. CME Term SOFR + 0.46%), 5.79%, 06/25/35(a)(c)		693	593,553
Series 2005-RF5, Class 2A, 4.04%, 07/25/35(a)(c)		1,768	1,606,687
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(a)		4,313	2,398,963
Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(a)		1,262	674,892
Thornburg Mortgage Securities Trust, Series 2006-3, Class A1, 4.06%, 06/25/46(c)		971	606,876
Toorak Mortgage Corp., Series 2021-INV2, Class B1, 4.10%, 11/25/56(a)(c)		3,755	2,892,433
TVC Mortgage Trust, Series 2023-RTL1, Class A1, 8.25%, 11/25/27(a)(b)		4,107	4,109,689
Verus Securitization Trust
Series 2019-4, Class B1, 3.86%, 11/25/59(a)(c)		800	685,222
Series 2020-4, Class B1, 5.05%, 05/25/65(a)(c)		2,600	2,420,591
Series 2021-1, Class M1, 1.97%, 01/25/66(a)(c)		3,000	2,266,108
Series 2021-6, Class B1, 4.05%, 10/25/66(a)(c)		169	128,261
Series 2021-6, Class M1, 2.94%, 10/25/66(a)(c)		462	334,221
Series 2021-R1, Class M1, 2.34%, 10/25/63(a)		3,250	2,778,561
Series 2021-R2, Class B1, 3.25%, 02/25/64(a)(c) .		265	195,341
Series 2022-1, Class B1, 4.01%, 01/25/67(a)(c)		1,507	1,113,022
Series 2022-3, Class B1, 4.08%, 02/25/67(a)(c)		2,188	1,693,154
Visio Trust, Series 2019-2, Class B1, 3.91%, 11/25/54(a)(c)		100	75,876
Vista Point Securitization Trust
Series 2020-2, Class A3, 2.50%, 04/25/65(a)(c)		115	106,433
Series 2020-2, Class M1, 3.40%, 04/25/65(a)(c)		170	155,305
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2005-11, Class A1, 5.75%, 01/25/36		1,158	968,945
Series 2005-11, Class A7, 5.75%, 01/25/36		2,354	1,968,203
Series 2005-9, Class 5A6, (1-mo. CME Term SOFR + 0.66%), 5.50%, 11/25/35(c)		371	255,905
Series 2005-9, Class 5A9, 5.50%, 11/25/35		153	115,926
Series 2006-4, Class 1A1, 6.00%, 04/25/36		142	126,346
Series 2006-4, Class 3A1, 7.00%, 05/25/36(b)		89	74,694
Series 2006-6, Class 3CB1, 7.00%, 08/25/36		4,212	1,653,621
Series 2006-AR1, Class A1A, (1-mo. CME Term SOFR + 0.61%), 5.94%, 02/25/36(c)		1,157	895,117

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2006-AR5, Class A1A, (12-mo. Federal Reserve Cumulative Average US + 0.99%), 6.08%, 06/25/46(c)	USD	150	$128,413
Series 2007-HY1, Class A2A, (1-mo. CME Term SOFR + 0.43%), 5.76%, 02/25/37(c)		496	368,792
Series 2007-OA1, Class 1A, (12-mo. Federal Reserve Cumulative Average US + 0.71%), 5.80%, 12/25/46(c)		2,359	1,913,951
Series 2007-OA1, Class 2A, (12-mo. Federal Reserve Cumulative Average US + 0.72%), 5.81%, 12/25/46(c)		140	106,236
Series 2007-OA3, Class 5A, (12-mo. Federal Reserve Cumulative Average US + 1.25%), 6.34%, 04/25/47(c)		594	489,257
Series 2007-OA4, Class 2A, (12-mo. Federal Reserve Cumulative Average US + 0.80%), 5.89%, 05/25/47(c)		2,000	1,634,199
Series 2007-OA5, Class 1A, (12-mo. Federal Reserve Cumulative Average US + 0.75%), 5.84%, 06/25/47(c)		463	369,120
Series 2007-OA5, Class 2A, (12-mo. Federal Reserve Cumulative Average US + 0.80%), 5.89%, 06/25/47(c)		1,722	1,348,700
Series 2007-OC2, Class A3, (1-mo. CME Term SOFR + 0.73%), 6.06%, 06/25/37(c)		731	679,022
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1, 6.48%, 10/25/36(c)		840	774,954
Western Alliance Bank
Series 2021-CL2, Class M1, (SOFR (30-day) + 3.15%), 8.47%, 07/25/59(a)(c)		3,993	4,107,208
Series 2021-CL2, Class M2, (SOFR (30-day) + 3.70%), 9.02%, 07/25/59(a)(c)		5,709	5,820,014
WinWater Mortgage Loan Trust, Series 2014-3, Class B5, 3.98%, 11/20/44(a)(c)		923	693,417

			495,174,942

Commercial Mortgage-Backed Securities — 26.6%
245 Park Avenue Trust
Series 2017-245P, Class A, 3.51%, 06/05/37(a)		5,000	4,588,519
Series 2017-245P, Class C, 3.66%, 06/05/37(a)(c)		3,000	2,644,256
Series 2017-245P, Class E, 3.66%, 06/05/37(a)(c)		1,151	941,855
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A, (1-mo. CME Term SOFR + 1.18%), 6.50%, 09/15/34(a)(c)		5,000	4,907,924
Series 2017-280P, Class B, (1-mo. CME Term SOFR + 1.38%), 6.70%, 09/15/34(a)(c)		585	563,990
Series 2017-280P, Class E, (1-mo. CME Term SOFR + 2.42%), 7.74%, 09/15/34(a)(c)		1,432	1,315,682
3650R Commercial Mortgage Trust, Series 2022- PF2, Class A5, 5.29%, 11/15/55(c)		600	601,721
ACREC LLC, Series 2023-FL2, Class A, (1-mo. CME Term SOFR + 2.23%), 7.56%, 02/19/38(a)(c)		3,250	3,248,257
Alen Mortgage Trust, Series 2021-ACEN, Class A, (1-mo. CME Term SOFR + 1.26%), 6.59%, 04/15/34(a)(c)		644	588,429

44	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Angel Oak SB Commercial Mortgage Trust, Series 2020-SBC1, Class A1, 2.07%, 05/25/50(a)(c)	USD	6,084	$5,535,868
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3, Class A5, 2.58%, 10/15/54(a) .		3,394	2,872,648
AREIT LLC
Series 2022-CRE7, Class A, (1-mo. CME Term SOFR + 2.24%), 7.57%, 06/17/39(a)(c)		3,080	3,079,980
Series 2023-CRE8, Class A, (1-mo. CME Term SOFR + 2.11%), 7.44%, 08/17/41(a)(c)		1,679	1,666,987
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1-mo. CME Term SOFR + 2.27%), 7.60%, 04/15/35(a)(c)		1,128	1,095,108
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A, (1-mo. CME Term SOFR + 1.10%), 6.42%, 09/15/32(a)(c)		2,000	1,991,250
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class F, 3.60%, 04/14/33(a)(c)		794	739,158
Series 2017-SCH, Class AL, (1-mo. CME Term SOFR + 0.95%), 6.27%, 11/15/32(a)(c)		2,470	2,452,417
Series 2017-SCH, Class BF, (1-mo. CME Term SOFR + 1.45%), 6.77%, 11/15/33(a)(c)		500	473,905
Series 2017-SCH, Class DL, (1-mo. CME Term SOFR + 2.05%), 7.37%, 11/15/32(a)(c)		1,090	1,080,320
Series 2018-DSNY, Class B, (1-mo. CME Term SOFR + 1.45%), 6.77%, 09/15/34(a)(c)		162	161,595
Series 2018-DSNY, Class D, (1-mo. CME Term SOFR + 2.00%), 7.32%, 09/15/34(a)(c)		227	225,298
BANK
Series 2019-BN22, Class A4, 2.98%, 11/15/62		3,000	2,687,672
Series 2021-BN35, Class A5, 2.29%, 06/15/64		744	617,977
Bayview Commercial Asset Trust
Series 2006-1A, Class A1, (1-mo. CME Term SOFR + 0.52%), 5.85%, 04/25/36(a)(c)		5,696	5,231,013
Series 2006-1A, Class A2, (1-mo. CME Term SOFR + 0.65%), 5.98%, 04/25/36(a)(c)		13	11,772
Series 2006-4A, Class A2, (1-mo. CME Term SOFR + 0.52%), 5.85%, 12/25/36(a)(c)		1,183	1,105,840
Series 2006-SP2, Class A, (1-mo. CME Term SOFR + 0.53%), 5.86%, 01/25/37(a)(c)		1,208	1,128,494
Series 2007-1, Class A2, (1-mo. CME Term SOFR + 0.52%), 5.85%, 03/25/37(a)(c)		5,220	4,858,720
Series 2007-2A, Class A1, (1-mo. CME Term SOFR + 0.52%), 5.85%, 07/25/37(a)(c)		28	25,102
Series 2007-4A, Class A1, (1-mo. CME Term SOFR + 0.79%), 6.12%, 09/25/37(a)(c)		5,010	4,634,805
Series 2007-6A, Class A4A, (1-mo. CME Term SOFR + 1.61%), 6.94%, 12/25/37(a)(c)		3,224	2,778,848
BBCMS Mortgage Trust
Series 2015-SRCH, Class A1, 3.31%, 08/10/35(a)		263	249,368
Series 2018-CHRS, Class E, 4.27%, 08/05/38(a)(c)		1,000	709,148
Series 2018-TALL, Class A, (1-mo. CME Term SOFR + 0.92%), 6.25%, 03/15/37(a)(c)		3,997	3,837,463
Series 2018-TALL, Class B, (1-mo. CME Term SOFR + 1.17%), 6.49%, 03/15/37(a)(c)		781	726,453
Series 2023-5C23, Class D, 7.46%, 12/15/56(a)(c)		332	318,826

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BDS LLC, Series 2022-FL12, Class A, (1-mo. CME Term SOFR + 2.14%), 7.46%, 08/19/38(a)(c)	USD	1,870	$1,876,975
Beast Mortgage Trust
Series 2021-SSCP, Class A, (1-mo. CME Term SOFR + 0.86%), 6.19%, 04/15/36(a)(c)		2,901	2,879,433
Series 2021-SSCP, Class B, (1-mo. CME Term SOFR + 1.21%), 6.54%, 04/15/36(a)(c)		268	262,775
Series 2021-SSCP, Class C, (1-mo. CME Term SOFR + 1.46%), 6.79%, 04/15/36(a)(c)		325	318,563
Series 2021-SSCP, Class D, (1-mo. CME Term SOFR + 1.71%), 7.04%, 04/15/36(a)(c)		312	304,008
Series 2021-SSCP, Class E, (1-mo. CME Term SOFR + 2.21%), 7.54%, 04/15/36(a)(c)		268	257,522
Series 2021-SSCP, Class F, (1-mo. CME Term SOFR + 3.01%), 8.34%, 04/15/36(a)(c)		253	243,141
Series 2021-SSCP, Class G, (1-mo. CME Term SOFR + 3.91%), 9.24%, 04/15/36(a)(c)		283	268,140
Series 2021-SSCP, Class H, (1-mo. CME Term SOFR + 5.02%), 10.34%, 04/15/36(a)(c)		208	197,256
BFLD Trust, Series 2020-EYP, Class E, (1-mo. CME Term SOFR + 3.81%), 9.14%, 10/15/35(a)(c)		1,353	148,286
BHMS
Series 2018-ATLS, Class A, (1-mo. CME Term SOFR + 1.55%), 6.87%, 07/15/35(a)(c)		2,850	2,846,232
Series 2018-ATLS, Class C, (1-mo. CME Term SOFR + 2.20%), 7.52%, 07/15/35(a)(c)		2,600	2,543,656
BHP Trust, Series 2019-BXHP, Class C, (1-mo. CME Term SOFR + 1.57%), 6.90%, 08/15/36(a)(c)		897	893,678
BLP Commercial Mortgage Trust, Series 2023-IND, Class A, (1-mo. CME Term SOFR + 1.69%), 7.02%, 03/15/40(a)(c)		2,114	2,117,964
BOCA Commercial Mortgage Trust, Series 2022- BOCA, Class A, (1-mo. CME Term SOFR + 1.77%), 7.10%, 05/15/39(a)(c)		1,540	1,540,961
BPR Trust
Series 2021-TY, Class A, (1-mo. CME Term SOFR + 1.16%), 6.49%, 09/15/38(a)(c)		1,255	1,247,156
Series 2021-TY, Class E, (1-mo. CME Term SOFR + 3.71%), 9.04%, 09/15/38(a)(c)		3,138	3,098,837
Series 2022-SSP, Class A, (1-mo. CME Term SOFR + 3.00%), 8.33%, 05/15/39(a)(c)		770	773,369
BWAY Mortgage Trust
Series 2013-1515, Class A2, 3.45%, 03/10/33(a) .		1,108	1,052,473
Series 2013-1515, Class C, 3.45%, 03/10/33(a)		250	220,513
BX Commercial Mortgage Trust
Series 2019-XL, Class J, (1-mo. CME Term SOFR + 2.76%), 8.09%, 10/15/36(a)(c)		2,743	2,703,939
Series 2020-VIV2, Class C, 3.54%, 03/09/44(a)(c)		2,204	1,913,119
Series 2020-VIV3, Class B, 3.54%, 03/09/44(a)(c)		2,788	2,452,037
Series 2020-VIV4, Class A, 2.84%, 03/09/44(a)		781	674,921
Series 2020-VIVA, Class D, 3.55%, 03/11/44(a)(c)		3,000	2,578,353
Series 2020-VKNG, Class F, (1-mo. CME Term SOFR + 2.86%), 8.19%, 10/15/37(a)(c)		1,400	1,370,995
Series 2021-NWM, Class A, (1-mo. CME Term SOFR + 1.02%), 6.35%, 02/15/33(a)(c)		1,061	1,042,488
Series 2021-NWM, Class B, (1-mo. CME Term SOFR + 2.26%), 7.59%, 02/15/33(a)(c)		622	613,935

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust
Series 2021-NWM, Class C, (1-mo. CME Term SOFR + 4.36%), 9.69%, 02/15/33(a)(c)	USD	411	$409,522
Series 2021-SOAR, Class G, (1-mo. CME Term SOFR + 2.91%), 8.24%, 06/15/38(a)(c)		2,561	2,527,736
Series 2021-VINO, Class A, (1-mo. CME Term SOFR + 0.77%), 6.09%, 05/15/38(a)(c)		4,672	4,636,737
Series 2021-VINO, Class F, (1-mo. CME Term SOFR + 2.92%), 8.24%, 05/15/38(a)(c)		905	892,287
Series 2021-VIV5, Class A, 2.84%, 03/09/44(a)(c)		1,522	1,291,742
Series 2021-XL2, Class F, (1-mo. CME Term SOFR + 2.36%), 7.68%, 10/15/38(a)(c)		3,959	3,919,323
Series 2022-CSMO, Class C, (1-mo. CME Term SOFR + 3.89%), 9.21%, 06/15/27(a)(c)		1,080	1,083,375
Series 2023-VLT3, Class A, (1-mo. CME Term SOFR + 1.94%), 7.27%, 11/15/28(a)(c)		1,010	1,009,999
Series 2023-XL3, Class A, (1-mo. CME Term SOFR + 1.76%), 7.09%, 12/09/40(a)(c)		5,845	5,881,330
Series 2023-XL3, Class D, (1-mo. CME Term SOFR + 3.59%), 8.91%, 12/09/40(a)(c)		4,580	4,614,292
Series 2024-MF, Class A, (1-mo. CME Term SOFR + 1.44%), 6.77%, 02/15/39(a)(c)		1,330	1,333,324
Series 2024-MF, Class E, (1-mo. CME Term SOFR + 3.74%), 9.06%, 02/15/39(a)(c)		2,181	2,184,981
Series 2024-XL4, Class A, (1-mo. CME Term SOFR + 1.44%), 6.77%, 02/15/39(a)(c)		5,000	5,006,208
Series 2024-XL4, Class D, (1-mo. CME Term SOFR + 3.14%), 8.47%, 02/15/39(a)(c)		3,270	3,270,001
Series 2024-XL4, Class E, (1-mo. CME Term SOFR + 4.19%), 9.51%, 02/15/39(a)(c)		1,770	1,759,850
Series 2024-XL5, Class A, (1-mo. CME Term SOFR + 1.39%), 03/15/41(a)(c)(e)		3,642	3,643,833
BX Trust
Series 2019-CALM, Class E, (1-mo. CME Term SOFR + 2.11%), 7.44%, 11/15/32(a)(c)		2,100	2,087,531
Series 2019-OC11, Class A, 3.20%, 12/09/41(a) .		2,786	2,479,363
Series 2021-ARIA, Class A, (1-mo. CME Term SOFR + 1.01%), 6.34%, 10/15/36(a)(c)		3,062	3,031,380
Series 2021-ARIA, Class C, (1-mo. CME Term SOFR + 1.76%), 7.09%, 10/15/36(a)(c)		150	147,944
Series 2021-ARIA, Class D, (1-mo. CME Term SOFR + 2.01%), 7.34%, 10/15/36(a)(c)		1,249	1,224,020
Series 2021-ARIA, Class G, (1-mo. CME Term SOFR + 3.26%), 8.58%, 10/15/36(a)(c)		829	803,133
Series 2021-LBA, Class AJV, (1-mo. CME Term SOFR + 0.91%), 6.24%, 02/15/36(a)(c)		916	911,717
Series 2021-LBA, Class AV, (1-mo. CME Term SOFR + 0.91%), 6.24%, 02/15/36(a)(c)		594	591,300
Series 2021-MFM1, Class A, (1-mo. CME Term SOFR + 0.81%), 6.14%, 01/15/34(a)(c)		3,778	3,756,421
Series 2021-MFM1, Class G, (1-mo. CME Term SOFR + 4.01%), 9.34%, 01/15/34(a)(c)		575	558,196
Series 2021-VIEW, Class E, (1-mo. CME Term SOFR + 3.71%), 9.04%, 06/15/36(a)(c)		3,716	3,437,535
Series 2021-VIEW, Class F, (1-mo. CME Term SOFR + 4.04%), 9.37%, 06/15/36(a)(c)		856	757,560
Series 2022-GPA, Class A, (1-mo. CME Term SOFR + 2.17%), 7.49%, 08/15/39(a)(c)		12,146	12,176,229
Series 2022-GPA, Class B, (1-mo. CME Term SOFR + 2.66%), 7.99%, 08/15/41(a)(c)		355	356,135

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Trust
Series 2022-GPA, Class D, (1-mo. CME Term SOFR + 4.06%), 9.39%, 08/15/43(a)(c)	USD	1,860	$1,864,234
Series 2022-LBA6, Class A, (1-mo. CME Term SOFR + 1.00%), 6.33%, 01/15/39(a)(c)		1,065	1,059,342
Series 2022-VAMF, Class A, (1-mo. CME Term SOFR + 0.85%), 6.18%, 01/15/39(a)(c)		5,000	4,956,250
Series 2022-VAMF, Class B, (1-mo. CME Term SOFR + 1.28%), 6.61%, 01/15/39(a)(c)		397	392,410
Series 2023-DELC, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 05/15/38(a)(c)		5,023	5,085,787
Series 2023-DELC, Class D, (1-mo. CME Term SOFR + 4.39%), 9.71%, 05/15/38(a)(c)		270	271,350
Series 2024-CNYN, Class A, (1-mo. CME Term SOFR + 1.44%), 04/15/29(a)(c)(e)		5,463	5,463,000
Series 2024-CNYN, Class D, (1-mo. CME Term SOFR + 2.69%), 04/15/29(a)(c)(e)		1,950	1,951,686
Series 2024-CNYN, Class E, (1-mo. CME Term SOFR + 3.69%), 04/15/29(a)(c)(e)		2,964	2,962,146
Series 2024-PAT, Class A, (1-mo. CME Term SOFR + 2.09%), 7.34%, 03/15/26(a)(c)		2,210	2,208,871
Series 2024-PAT, Class C, (1-mo. CME Term SOFR + 4.44%), 9.69%, 03/15/26(a)(c)		4,722	4,721,758
Series 2024-PAT, Class D, (1-mo. CME Term SOFR + 5.39%), 10.64%, 03/15/26(a)(c)		2,263	2,262,880
BXP Trust
Series 2017-GM, Class B, 3.43%, 06/13/39(a)(c)		265	243,242
Series 2021-601L, Class D, 2.78%, 01/15/44(a)(c)		1,120	720,201
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D, (1-mo. CME Term SOFR + 2.05%), 7.37%, 12/15/37(a)(c)		1,000	999,375
Series 2019-LIFE, Class E, (1-mo. CME Term SOFR + 2.45%), 7.77%, 12/15/37(a)(c)		1,437	1,433,445
CD Mortgage Trust
Series 2016-CD1, Class A3, 2.46%, 08/10/49		4,339	4,041,707
Series 2017-CD6, Class B, 3.91%, 11/13/50(c)		336	288,329
CENT Trust, Series 2023-CITY, Class A, (1-mo. CME Term SOFR + 2.62%), 7.95%, 09/15/38(a)(c)		5,474	5,528,749
CFCRE Commercial Mortgage Trust, Series 2016- C4, Class C, 4.84%, 05/10/58(c)		130	121,255
CFK Trust
Series 2019-FAX, Class D, 4.64%, 01/15/39(a)(c)		2,500	2,217,249
Series 2019-FAX, Class E, 4.64%, 01/15/39(a)(c)		2,600	2,218,709
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class C, 3.52%, 05/10/35(a)(c)		100	92,497
Series 2016-P3, Class A4, 3.33%, 04/15/49		2,635	2,511,132
Series 2017-P7, Class A4, 3.71%, 04/14/50		6,000	5,632,224
COAST Commercial Mortgage Trust
Series 2023-2HTL, Class A, (1-mo. CME Term SOFR + 2.59%), 7.92%, 08/15/36(a)(c)		1,482	1,486,032
Series 2023-2HTL, Class D, (1-mo. CME Term SOFR + 4.44%), 9.76%, 08/15/36(a)(c)		2,600	2,599,995
Cold Storage Trust
Series 2020-ICE5, Class A, (1-mo. CME Term SOFR + 1.01%), 6.33%, 11/15/37(a)(c)		4,554	4,544,233
Series 2020-ICE5, Class E, (1-mo. CME Term SOFR + 2.88%), 8.20%, 11/15/37(a)(c)		1,966	1,962,295
Series 2020-ICE5, Class F, (1-mo. CME Term SOFR + 3.61%), 8.93%, 11/15/37(a)(c)		1,729	1,722,318

46	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust
Series 2015-CR23, Class A4, 3.50%, 05/10/48	USD	2,000	$1,951,642
Series 2015-CR26, Class A4, 3.63%, 10/10/48		3,535	3,423,692
Series 2015-LC19, Class B, 3.83%, 02/10/48(c)		296	278,602
Series 2015-PC1, Class B, 4.29%, 07/10/50(c)		3,175	3,000,228
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(c)		500	398,449
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A, (1-mo. CME Term SOFR + 1.03%), 6.35%, 05/15/36(a)(c)		8,313	8,313,334
Series 2019-ICE4, Class B, (1-mo. CME Term SOFR + 1.28%), 6.60%, 05/15/36(a)(c)		3,008	3,005,424
Series 2019-ICE4, Class E, (1-mo. CME Term SOFR + 2.20%), 7.52%, 05/15/36(a)(c)		6,315	6,310,434
Series 2019-ICE4, Class F, (1-mo. CME Term SOFR + 2.70%), 8.02%, 05/15/36(a)(c)		8,875	8,849,795
Credit Suisse Mortgage Trust
Series 2017-PFHP, Class A, (1-mo. CME Term SOFR + 1.00%), 6.32%, 12/15/30(a)(c)		240	229,606
Series 2020-FACT, Class E, (1-mo. CME Term SOFR + 5.23%), 10.55%, 10/15/37(a)(c)		1,134	1,057,156
Series 2021-980M, Class D, 3.54%, 07/15/31(a)(c)		3,364	3,023,784
Series 2021-980M, Class E, 3.54%, 07/15/31(a)(c)		2,195	1,935,886
Series 2021-BHAR, Class A, (1-mo. CME Term SOFR + 1.26%), 6.59%, 11/15/38(a)(c)		4,487	4,470,174
Series 2021-BHAR, Class B, (1-mo. CME Term SOFR + 1.61%), 6.94%, 11/15/38(a)(c)		649	644,517
Series 2021-BHAR, Class C, (1-mo. CME Term SOFR + 2.11%), 7.44%, 11/15/38(a)(c)		1,095	1,086,128
Series 2021-BHAR, Class E, (1-mo. CME Term SOFR + 3.61%), 8.94%, 11/15/38(a)(c)		633	624,123
Series 2022-NWPT, Class A, (1-mo. CME Term SOFR + 3.14%), 8.47%, 09/09/24(a)(c)		3,759	3,769,494
CRSO Trust, Series 2023-BRND, 7.12%, 07/10/40(a)		1,289	1,350,737
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class C, 4.24%, 06/15/52(c)		802	677,283
DBGS Mortgage Trust
Series 2018-5BP, Class A, (1-mo. CME Term SOFR + 0.89%), 6.22%, 06/15/33(a)(c)		5,000	4,610,498
Series 2018-BIOD, Class D, (1-mo. CME Term SOFR + 1.60%), 6.92%, 05/15/35(a)(c)		3,198	3,168,187
Series 2018-BIOD, Class F, (1-mo. CME Term SOFR + 2.30%), 7.62%, 05/15/35(a)(c)		3,052	2,984,949
DC Trust
Series 2024-HLTN, Class A, 04/13/28(a)(c)(e)		1,110	1,109,918
Series 2024-HLTN, Class F, 04/13/28(a)(c)(e)		2,932	2,931,714
Deutsche Bank UBS Mortgage Trust
Series 2017-BRBK, Class D, 3.53%, 10/10/34(a)(c)		990	842,687
Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(c)		1,094	840,097
DK Trust
Series 2024-SPBX, Class A, (1-mo. CME Term SOFR + 1.50%), 03/15/34(a)(c)(e)		2,860	2,864,988
Series 2024-SPBX, Class E, (1-mo. CME Term SOFR + 4.00%), 03/15/34(a)(c)(e)		8,186	8,185,871
ELP Commercial Mortgage Trust, Series 2021-ELP, Class G, (1-mo. CME Term SOFR + 3.23%), 8.56%, 11/15/38(a)(c)		660	636,594

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Extended Stay America Trust
Series 2021-ESH, Class A, (1-mo. CME Term SOFR + 1.19%), 6.52%, 07/15/38(a)(c)	USD	3,657	$3,655,874
Series 2021-ESH, Class D, (1-mo. CME Term SOFR + 2.36%), 7.69%, 07/15/38(a)(c)		3,514	3,510,006
Series 2021-ESH, Class E, (1-mo. CME Term SOFR + 2.96%), 8.29%, 07/15/38(a)(c)		2,843	2,838,893
Series 2021-ESH, Class F, (1-mo. CME Term SOFR + 3.81%), 9.14%, 07/15/38(a)(c)		9,799	9,786,744
FREMF Mortgage Trust
Series 2018-K74, Class B, 4.09%, 02/25/51(a)(c) .		2,150	2,048,482
Series 2018-W5FX, Class CFX, 3.54%, 04/25/28(a)(c)		4,100	3,517,081
Series 2020-K105, Class B, 3.53%, 03/25/53(a)(c)		2,905	2,623,220
FS Rialto Issuer Ltd., Series 2022-FL7, Class A, (1-mo. CME Term SOFR + 2.90%), 8.22%, 10/19/39(a)(c)		2,976	2,991,769
Great Wolf Trust, Series 2024-WOLF, Class A, (1-mo. CME Term SOFR + 1.54%), 03/15/39(a)(c)(e)		3,080	3,084,813
GS Mortgage Securities Corp. II, Series 2018- GS10, Class A5, 4.16%, 07/10/51(c)		4,100	3,835,368
GS Mortgage Securities Trust
Series 2015-GC32, Class C, 4.40%, 07/10/48(c) .		881	826,816
Series 2017-GS6, Class A3, 3.43%, 05/10/50		2,000	1,866,368
Series 2017-SLP, Class C, 3.92%, 10/10/32(a)		293	285,288
Series 2019-GSA1, Class A4, 3.05%, 11/10/52		2,587	2,337,683
Series 2019-GSA1, Class C, 3.81%, 11/10/52(c) .		2,530	2,126,646
Series 2021-DM, Class A, (1-mo. CME Term SOFR + 1.00%), 6.33%, 11/15/36(a)(c)		1,970	1,959,534
Series 2022-AGSS, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 11/15/27(a)(c)		3,424	3,435,153
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 7.52%, 08/15/39(a)(c)		3,170	3,189,948
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 7.42%, 03/15/28(a)(c)		4,360	4,373,625
Series 2023-SHIP, Class C, 5.51%, 09/10/38(a)(c)		1,000	979,139
Series 2023-SHIP, Class E, 7.43%, 09/10/38(a)(c)		9,607	9,623,839
Harvest Commercial Capital Loan Trust, Series 2020-1, Class M4, 5.96%, 04/25/52(a)(c)		669	609,079
HIG RCP LLC, Series 2023-FL1, Class A, (1-mo. CME Term SOFR + 2.27%), 7.60%, 09/19/38(a)(c)		3,520	3,530,088
HIT Trust, Series 2022-HI32, Class A, (1-mo. CME Term SOFR + 2.39%), 7.72%, 07/15/24(a)(c)		688	689,594
HONO Mortgage Trust
Series 2021-LULU, Class A, (1-mo. CME Term SOFR + 1.26%), 6.59%, 10/15/36(a)(c)		4,812	4,634,557
Series 2021-LULU, Class E, (1-mo. CME Term SOFR + 3.46%), 8.79%, 10/15/36(a)(c)		1,382	1,290,284
Series 2021-LULU, Class F, (1-mo. CME Term SOFR + 4.51%), 9.84%, 10/15/36(a)(c)		1,629	1,497,328
Houston Galleria Mall Trust, Series 2015-HGLR, Class D, 3.98%, 03/05/37(a)		578	545,659
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 2.94%, 12/10/41(a)(c)		712	519,717
ILPT Commercial Mortgage Trust, Series 2022- LPF2, Class A, (1-mo. CME Term SOFR + 2.25%), 7.57%, 10/15/39(a)(c)		5,218	5,213,092

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1-mo. CME Term SOFR + 2.49%), 7.81%, 08/15/39(a)(c)	USD	3,483	$3,500,415
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.14%, 12/15/48(a)(c)		1,007	893,432
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class AS, 4.42%, 06/15/51		111	102,340
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-JP2, Class A4, 2.82%, 08/15/49		3,655	3,434,481
Series 2016-NINE, Class B, 2.85%, 09/06/38(a)(c)		2,073	1,899,810
Series 2018-PHH, Class A, (1-mo. CME Term SOFR + 1.26%), 6.58%, 06/15/35(a)(c)		1,938	1,806,724
Series 2020-609M, Class D, (1-mo. CME Term SOFR + 3.13%), 8.46%, 10/15/33(a)(c)		700	540,903
Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.91%), 6.24%, 04/15/38(a)(c)		277	276,509
Series 2021-MHC, Class E, (1-mo. CME Term SOFR + 2.56%), 7.89%, 04/15/38(a)(c)		3,330	3,295,161
Series 2022-CGSS, Class A, (1-mo. CME Term SOFR + 2.87%), 8.20%, 12/15/36(a)(c)		5,343	5,352,802
Series 2022-NLP, Class F, (1-mo. CME Term SOFR + 3.54%), 8.87%, 04/15/37(a)(c)		3,360	2,722,523
Series 2022-NXSS, Class A, (1-mo. CME Term SOFR + 2.18%), 7.50%, 09/15/39(a)(c)		5,605	5,620,743
Series 2022-OPO, Class D, 3.45%, 01/05/39(a)(c)		2,481	1,787,417
KSL Commercial Mortgage Trust
Series 2023-HT, Class A, (1-mo. CME Term SOFR + 2.29%), 7.62%, 12/15/36(a)(c)		3,000	3,017,813
Series 2023-HT, Class D, (1-mo. CME Term SOFR + 4.29%), 9.61%, 12/15/36(a)(c)		11,220	11,276,087
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-2A, Class M1, (1-mo. CME Term SOFR + 0.51%), 5.84%, 06/25/37(a)(c)		293	289,902
Series 2007-3A, Class M2, (1-mo. CME Term SOFR + 2.11%), 7.44%, 10/25/37(a)(c)		3,340	2,886,035
LUX, Series 2023-LION, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 08/15/40(a)(c)		1,281	1,293,942
LUXE Trust, Series 2021-TRIP, Class E, (1-mo. CME Term SOFR + 2.86%), 8.19%, 10/15/38(a)(c)		654	654,452
MCR Mortgage Trust, Series 2024-HTL, Class E, (1-mo. CME Term SOFR + 4.65%), 9.98%, 02/15/37(a)(c)		1,710	1,705,691
Med Trust
Series 2021-MDLN, Class E, (1-mo. CME Term SOFR + 3.26%), 8.59%, 11/15/38(a)(c)		436	434,001
Series 2021-MDLN, Class F, (1-mo. CME Term SOFR + 4.11%), 9.44%, 11/15/38(a)(c)		6,027	6,015,182
Series 2021-MDLN, Class G, (1-mo. CME Term SOFR + 5.36%), 10.69%, 11/15/38(a)(c)		6,536	6,523,553
MF1, Series 2021-W10, Class G, (1-mo. CME Term SOFR + 4.22%), 9.55%, 12/15/34(a)(c)		560	525,285
MF1 LLC, Series 2024-FL14, Class A, (1-mo. CME Term SOFR + 1.74%), 7.06%, 03/19/39(a)(c)		1,010	1,010,949
MHC Commercial Mortgage Trust Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.92%), 6.24%, 04/15/38(a)(c)		4,197	4,177,227

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
MHC Commercial Mortgage Trust
Series 2021-MHC, Class F, (1-mo. CME Term SOFR + 2.72%), 8.04%, 04/15/38(a)(c)	USD	191	$189,352
Series 2021-MHC2, Class A, (1-mo. CME Term SOFR + 0.96%), 6.29%, 05/15/38(a)(c)		2,268	2,257,006
MHP
Series 2021-STOR, Class A, (1-mo. CME Term SOFR + 0.81%), 6.14%, 07/15/38(a)(c)		1,105	1,097,058
Series 2021-STOR, Class G, (1-mo. CME Term SOFR + 2.86%), 8.19%, 07/15/38(a)(c)		3,426	3,378,891
Series 2021-STOR, Class J, (1-mo. CME Term SOFR + 4.06%), 9.39%, 07/15/38(a)(c)		1,917	1,883,401
MIC Trust (The), Series 2023-MIC, Class A, 8.44%, 12/05/38(a)(c)		1,670	1,732,833
MIRA Trust, Series 2023-MILE, Class A, 6.76%, 06/10/38(a)		1,978	2,053,764
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C25, Class A5, 3.64%, 10/15/48		1,455	1,411,248
Series 2016-C32, Class A4, 3.72%, 12/15/49		1,060	1,014,977
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48(c) .		2,000	1,945,133
Series 2017-ASHF, Class G, (1-mo. CME Term SOFR + 7.20%), 12.52%, 11/15/34(a)(c)		939	872,335
Series 2017-H1, Class B, 4.08%, 06/15/50		2,400	2,168,299
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(c)		2,184	1,360,983
Series 2018-SUN, Class D, (1-mo. CME Term SOFR + 1.95%), 7.27%, 07/15/35(a)(c)		1,000	995,000
Series 2018-SUN, Class F, (1-mo. CME Term SOFR + 2.85%), 8.17%, 07/15/35(a)(c)		22	21,315
Series 2019-H7, Class AS, 3.52%, 07/15/52		1,900	1,717,502
Series 2019-H7, Class C, 4.13%, 07/15/52		5,000	4,364,286
Series 2019-H7, Class D, 3.00%, 07/15/52(a)		3,000	2,199,312
MSWF Commercial Mortgage Trust, Series 2023-2, Class A5, 6.01%, 12/15/56(c)		1,364	1,459,512
MTN Commercial Mortgage Trust
Series 2022-LPFL, Class A, (1-mo. CME Term SOFR + 1.40%), 6.73%, 03/15/39(a)(c)		910	900,469
Series 2022-LPFL, Class F, (1-mo. CME Term SOFR + 5.29%), 10.62%, 03/15/39(a)(c)		829	775,137
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class A, 3.86%, 04/10/37(a)		1,850	1,601,977
NJ Trust, Series 2023-GSP, Class A, 6.48%, 01/06/29(a)(c)		1,470	1,536,060
Olympic Tower Mortgage Trust
Series 2017-OT, Class A, 3.57%, 05/10/39(a)		2,920	2,528,208
Series 2017-OT, Class D, 3.95%, 05/10/39(a)(c)		1,080	726,980
Series 2017-OT, Class E, 3.95%, 05/10/39(a)(c)		498	316,396
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(a)		1,930	1,648,133
One Market Plaza Trust, Series 2017-1MKT, Class D, 4.15%, 02/10/32(a)		1,127	983,999
One New York Plaza Trust
Series 2020-1NYP, Class A, (1-mo. CME Term SOFR + 1.06%), 6.39%, 01/15/36(a)(c)		1,035	1,009,193
Series 2020-1NYP, Class AJ, (1-mo. CME Term SOFR + 1.36%), 6.69%, 01/15/36(a)(c)		1,753	1,674,319
Series 2020-1NYP, Class B, (1-mo. CME Term SOFR + 1.61%), 6.94%, 01/15/36(a)(c)		1,338	1,251,252
OPEN Trust, Series 2023-AIR, Class A, (1-mo. CME Term SOFR + 3.09%), 8.41%, 10/15/28(a)(c)		2,392	2,416,077

48	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
PKHL Commercial Mortgage Trust
Series 2021-MF, Class F, (1-mo. CME Term SOFR + 3.46%), 8.79%, 07/15/38(a)(c)	USD	1,824	$1,188,363
Series 2021-MF, Class G, (1-mo. CME Term SOFR + 4.46%), 9.79%, 07/15/38(a)(c)		1,967	436,359
Ready Capital Mortgage Financing LLC
Series 2022-FL10, Class A, (1-mo. CME Term SOFR + 2.55%), 7.88%, 10/25/39(a)(c)		5,528	5,555,761
Series 2022-FL9, Class A, (1-mo. CME Term SOFR + 2.47%), 7.80%, 06/25/37(a)(c)		1,021	1,022,116
Series 2023-FL11, Class A, (1-mo. CME Term SOFR + 2.37%), 7.70%, 10/25/39(a)(c)		3,024	3,026,550
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1-mo. CME Term SOFR + 2.25%), 7.58%, 01/19/37(a)(c)		6,154	6,130,922
SCG Mortgage Trust, Series 2024-MSP, Class A, (1-mo. CME Term SOFR + 1.74%), 04/15/41(a)(c)(e)		2,750	2,750,117
SG Commercial Mortgage Securities Trust
Series 2016-C5, Class B, 3.93%, 10/10/48		1,000	895,172
Series 2019-PREZ, Class E, 3.48%, 09/15/39(a)(c)		3,391	2,657,967
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 07/15/41(a)		3,500	2,892,977
SREIT Trust
Series 2021-MFP, Class F, (1-mo. CME Term SOFR + 2.74%), 8.07%, 11/15/38(a)(c)		2,832	2,813,147
Series 2021-MFP2, Class A, (1-mo. CME Term SOFR + 0.94%), 6.26%, 11/15/36(a)(c)		5,000	4,973,437
Series 2021-MFP2, Class F, (1-mo. CME Term SOFR + 2.73%), 8.06%, 11/15/36(a)(c)		2,226	2,185,654
STWD Trust
Series 2021-FLWR, Class A, (1-mo. CME Term SOFR + 0.69%), 6.02%, 07/15/36(a)(c)		1,446	1,431,540
Series 2021-FLWR, Class B, (1-mo. CME Term SOFR + 1.04%), 6.37%, 07/15/36(a)(c)		7,000	6,923,437
Series 2021-FLWR, Class E, (1-mo. CME Term SOFR + 2.04%), 7.36%, 07/15/36(a)(c)		1,738	1,713,559
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. CME Term SOFR + 2.19%), 7.51%, 05/15/37(a)(c)		7,992	8,051,940
THPT Mortgage Trust, Series 2023-THL, Class A, 6.99%, 12/10/34(a)(c)		969	991,637
TPGI Trust, Series 2021-DGWD, Class E, (1-mo. CME Term SOFR + 2.46%), 7.79%, 06/15/26(a)(c)		2,879	2,872,007
TTAN, Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.96%), 6.29%, 03/15/38(a)(c)		1,679	1,676,601
TYSN Mortgage Trust, Series 2023-CRNR, Class A, 6.58%, 12/10/33(a)(c)		1,340	1,400,353
UBS Commercial Mortgage Trust, Series 2017-C4, Class AS, 3.84%, 10/15/50(c)		765	703,784
Velocity Commercial Capital Loan Trust
Series 2018-2, Class M6, 7.05%, 10/26/48(a)(c)		900	690,662
Series 2019-1, Class M2, 4.01%, 03/25/49(a)(c)		164	143,793
Series 2019-2, Class M2, 3.39%, 07/25/49(a)(c)		1,257	1,106,316
Series 2019-2, Class M3, 3.48%, 07/25/49(a)(c)		574	502,775
Series 2019-2, Class M4, 3.99%, 07/25/49(a)(c)		1,412	1,206,090
Series 2020-1, Class AFX, 2.61%, 02/25/50(a)(c) .		2,471	2,209,043
Series 2021-1, Class M4, 2.85%, 05/25/51(a)(c)		1,946	1,426,367
Series 2021-3, Class M4, 3.48%, 10/25/51(a)(c)		2,481	2,048,811
Series 2021-4, Class A, 2.52%, 12/26/51(a)(c)		7,038	5,921,234

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Velocity Commercial Capital Loan Trust
Series 2021-4, Class M4, 4.48%, 12/26/51(a)(c)	USD	1,215	$910,437
Series 2022-1, Class M4, 5.20%, 02/25/52(a)(c)		5,226	3,943,472
Series 2022-4, Class M2, 6.97%, 08/25/52(a)(c)		1,087	1,054,697
Series 2022-4, Class M3, 7.54%, 08/25/52(a)(c)		1,021	925,010
Series 2023-2, Class A, 6.22%, 05/25/53(a)(c)		851	853,885
Series 2024-1, Class A, 6.55%, 01/25/54(a)(c)		4,614	4,645,929
Series 2024-1, Class M2, 7.23%, 01/25/54(a)(c)		357	355,102
Series 2024-1, Class M3, 8.44%, 01/25/54(a)(c)		420	417,526
Wells Fargo Commercial Mortgage Trust
Series 2017-C39, Class B, 4.03%, 09/15/50		1,000	919,877
Series 2018-1745, Class A, 3.75%, 06/15/36(a)(c)		3,155	2,757,770
Series 2018-C46, Class A4, 4.15%, 08/15/51		3,740	3,559,315
Series 2019-C50, Class B, 4.19%, 05/15/52		3,121	2,883,938
Series 2019-C53, Class A3, 2.79%, 10/15/52		1,000	898,443
Series 2020-SDAL, Class D, (1-mo. CME Term SOFR + 2.20%), 7.53%, 02/15/37(a)(c)		1,612	1,603,986
Series 2020-SDAL, Class E, (1-mo. CME Term SOFR + 2.85%), 8.18%, 02/15/37(a)(c)		1,600	1,588,069
Series 2021-C59, Class A4, 2.34%, 04/15/54		5,000	4,232,322
Series 2021-FCMT, Class A, (1-mo. CME Term SOFR + 1.31%), 6.64%, 05/15/31(a)(c)		4,660	4,569,834
WMRK Commercial Mortgage Trust
Series 2022-WMRK, Class A, (1-mo. CME Term SOFR + 2.79%), 8.11%, 11/15/27(a)(c)		3,829	3,843,371
Series 2022-WMRK, Class B, (1-mo. CME Term SOFR + 3.44%), 8.76%, 11/15/27(a)(c)		1,435	1,439,936

			662,969,972

Interest Only Collateralized Mortgage Obligations — 0.2%
Ajax Mortgage Loan Trust, Series 2021-E, Class XS, 0.00%, 12/25/60(a)(c)(d)		8,651	341,324
Barclays Mortgage Loan Trust
Series 2023-NQM3, Class XS, 0.82%, 10/25/63(a)(c)		21,002	433,514
Series 2024-NQM1, Class XS, 2.45%, 01/25/64(a)(c)		16,941	787,427
JPMorgan Mortgage Trust
Series 2021-INV7, Class A2X, 0.50%, 02/25/52(a)(c)		30,837	885,133
Series 2021-INV7, Class A3X, 0.50%, 02/25/52(a)(c)		18,372	355,224
Series 2021-INV7, Class A4X, 0.50%, 02/25/52(a)(c)		7,873	348,850
Series 2021-INV7, Class A5X, 0.50%, 02/25/52(a)(c)		3,358	96,383
Series 2021-INV7, Class AX1, 0.27%, 02/25/52(a)(c)		60,440	872,620
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 5.93%, 02/25/38(a)(c)		9,552	2,162,658

			6,283,133

Interest Only Commercial Mortgage-Backed Securities — 0.7%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2017-SCH, Class XFCP, 0.00%, 11/15/19(a)(c)(d)		95,950	432
Series 2017-SCH, Class XLCP, 0.00%, 11/15/19(a)(c)(d)		56,050	73
BANK
Series 2019-BN22, Class XA, 0.59%, 11/15/62(c)		38,467	1,058,565

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
BANK
Series 2019-BN22, Class XB, 0.15%, 11/15/62(c)	USD	85,561	$704,167
Series 2020-BN28, Class XB, 0.97%, 03/15/63(c)		29,820	1,591,667
Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2017-BNK3, Class XD, 1.24%, 02/15/50(a)(c)		10,000	303,507
BBCMS Trust, Series 2015-SRCH, Class XB, 0.20%, 08/10/35(a)(c)		12,500	78,659
Benchmark Mortgage Trust
Series 2019-B12, Class XA, 1.02%, 08/15/52(c)		36,803	1,221,535
Series 2019-B9, Class XA, 1.02%, 03/15/52(c)		15,158	568,905
Series 2020-B17, Class XB, 0.53%, 03/15/53(c)		17,599	404,321
Series 2020-B19, Class XA, 1.76%, 09/15/53(c)		23,660	1,484,463
Series 2021-B23, Class XA, 1.27%, 02/15/54(c)		18,262	1,077,335
BMO Mortgage Trust, Series 2023-C5, Class XA, 0.73%, 06/15/56(c)		8,100	414,817
BX Trust, Series 2022-GPA, Class XCP, 0.00%, 08/15/23(a)(c)(d)		65,811	1,928
CFK Trust, Series 2019-FAX, Class XA, 0.23%, 01/15/39(a)(c)		62,648	686,294
Commercial Mortgage Trust, Series 2019-GC44, Class XA, 0.63%, 08/15/57(c)		40,170	931,735
CSAIL Commercial Mortgage Trust
Series 2019-C16, Class XA, 1.54%, 06/15/52(c)		9,619	591,345
Series 2019-C17, Class XA, 1.32%, 09/15/52(c)		3,826	196,892
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(c)		11,214	292,159
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class X1, 0.21%, 05/03/32(a)(c)		144,016	331,410
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(c)		8,570	137,844
Series 2017-C5, Class XB, 0.26%, 03/15/50(c)		30,000	270,387
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(c)		17,400	260,659
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 0.83%, 03/10/50(a)(c)		8,473	126,514
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.18%, 12/15/47(a)(c)		220	2,615
Morgan Stanley Capital I Trust
Series 2017-H1, Class XD, 2.15%, 06/15/50(a)(c)		8,625	484,097
Series 2019-L2, Class XA, 1.00%, 03/15/52(c)		10,947	422,342
MSWF Commercial Mortgage Trust, Series 2023-2, Class XA, 0.91%, 12/15/56(c)		34,052	2,254,502
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(a)(c)		28,100	294,643
One Market Plaza Trust
Series 2017-1MKT, Class XCP, 0.00%, 02/10/32(a)(c)(d)(h)		91,391	9
Series 2017-1MKT, Class XNCP, 0.12%, 02/10/32(a)(c)		18,278	47,432
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.44%, 10/15/52(c)		8,711	533,898
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XB, 0.48%, 04/15/50(c)		7,000	31,683

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust Series 2016-BNK1, Class XD, 1.25%, 08/15/49(a)(c)	USD	1,000	$24,004
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA, 0.97%, 08/15/47(c)		6,119	3,390

			16,834,228

Total Non-Agency Mortgage-Backed Securities — 47.4% (Cost: $1,250,772,446)			1,181,262,275

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac, Series KJ48, Class A2, 5.03%, 10/25/31		1,413	1,414,878
Ginnie Mae
Series 2023-118, Class BA, 3.75%, 05/16/65(c)		810	753,854
Series 2023-119, Class AD, 2.25%, 04/16/65		1,443	1,158,382

			3,327,114

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac
Series K116, Class X1, 1.42%, 07/25/30(c)		23,782	1,632,592
Series KL05, Class X1P, 0.89%, 06/25/29(c)		12,845	515,410
Ginnie Mae
Series 2016-36, Class IO, 0.66%, 08/16/57(c)		2,643	70,155
Series 2017-24, Class IO, 0.75%, 12/16/56(c)		11,622	379,688

			2,597,845

Total U.S. Government Sponsored Agency Securities — 0.2% (Cost: $7,005,013)			5,924,959

Total Long-Term Investments — 97.9% (Cost: $2,564,498,495)			2,440,700,953

		Shares

Short-Term Securities

Money Market Funds — 5.9%
Dreyfus Treasury Securities Cash Management, Institutional Class, 5.19%(l)		147,201,332	147,201,332

Total Short-Term Securities — 5.9% (Cost: $147,201,332)			147,201,332

Total Investments Before TBA Sale Commitments — 103.8% (Cost: $2,711,699,827)			2,587,902,285

50	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

TBA Sale Commitments(m)

Mortgage-Backed Securities — (0.9)%
Uniform Mortgage-Backed Securities
2.00%, 04/01/54	USD	(4,579)	$(3,621,803)
2.50%, 04/01/54		(22,139)	(18,296,867)

Total TBA Sale Commitments — (0.9)% (Proceeds: $(21,864,982))			(21,918,670)

Total Investments Net of TBA Sale Commitments — 102.9% (Cost: $2,689,834,845)			2,565,983,615

Liabilities in Excess of Other Assets — (2.9)%			(71,943,387)

Net Assets — 100.0%			$2,494,040,228

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Zero-coupon bond.
(e)	When-issued security.
(f)	Rounds to less than 1,000.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Non-income producing security.
(k)	Perpetual security with no stated maturity date.
(l)	Annualized 7-day yield as of period end.
(m)	Represents or includes a TBA transaction.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD 13,234,142	EUR 12,102,000	UBS AG	06/20/24	$133,705

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	140	$20,490	$4,321	$16,169
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	53	7,757	3,749	4,008
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	27	3,951	1,364	2,587
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	1	—	—	—

							$32,198	$9,434	$22,764

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)		Notional Amount (000)(b)	Value	Upfront Premium Paid (Received )	Unrealized Appreciation (Depreciation )

CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs Bank USA	09/17/58	Not Rated	USD	3,587	$(181,838)	$(63,802)	$(118,036)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	220	(32,198)	(23,993)	(8,205)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	1,000	(188,229)	(76,451)	(111,778)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	500	(94,115)	(46,110)	(48,005)

								$(496,380)	$(210,356)	$(286,024)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$9,434	$(210,356)	$22,764	$(286,024)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$133,705	$—	$—	$133,705
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	32,198	—	—	—	—	32,198

	$—	$32,198	$—	$133,705	$—	$—	$165,903

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$496,380	$—	$—	$—	$—	$496,380

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$246,266	$—	$—	$246,266
Swaps	—	(9,850)	—	—	—	—	(9,850)

	$—	$(9,850)	$—	$246,266	$—	$—	$236,416

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$138,356	$—	$—	$138,356
Swaps	—	607,744	—	—	—	—	607,744

	$—	$607,744	$—	$138,356	$—	$—	$746,100

52	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$12,786,195
Credit default swaps
Average notional value — buy protection	$220,889
Average notional value — sell protection	$7,888,583

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$133,705	$—
Swaps — OTC(a)	32,198	496,380

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$165,903	$496,380

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$165,903	$496,380

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)

Citigroup Global Markets, Inc.	$20,490	$—	$—	$—	$20,490
Morgan Stanley & Co. International PLC	11,708	—	—	—	11,708
UBS AG	133,705	—	—	—	133,705

	$165,903	$—	$—	$—	$165,903

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(e)

Deutsche Bank AG	$314,542	$—	$—	$(314,542)	$—
Goldman Sachs International	181,838	—	—	(181,838)	—

	$496,380	$—	$—	$(496,380)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,229,135,530	$9,304,373	$1,238,439,903
Corporate Bonds	—	83,582	—	83,582
Floating Rate Loan Interests	—	—	14,990,234	14,990,234
Non-Agency Mortgage-Backed Securities	—	1,177,703,022	3,559,253	1,181,262,275
U.S. Government Sponsored Agency Securities	—	5,924,959	—	5,924,959
Short-Term Securities
Money Market Funds	147,201,332	—	—	147,201,332
Liabilities
TBA Sale Commitments	—	(21,918,670)	—	(21,918,670)

	$147,201,332	$2,390,928,423	$27,853,860	$2,565,983,615

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$22,764	$—	$22,764
Foreign Currency Exchange Contracts	—	133,705	—	133,705
Liabilities
Credit Contracts	—	(286,024)	—	(286,024)

	$—	$(129,555)	$—	$(129,555)

(a)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds		Floating-Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Unfunded Floating Rate Loan Interests	Total

Assets
Opening Balance, as of March 31, 2023	$16,155,741	$	—(a)	$10,673,297	$29,337,894	$17,129	$56,184,061
Transfers into Level 3(b)	—		—	7,643,442	3,146	—	7,646,588
Transfers out of Level 3(c)	(7,285,293)		—	—	(26,367,966)	—	(33,653,259)
Accrued discounts/premiums	—		—	37,818	65,943	—	103,761
Net realized gain (loss)	—		—	(34,258)	—	—	(34,258)
Net change in unrealized appreciation (depreciation)(d)(e)	433,925		—	(163,809)	73,479	(17,129)	326,466
Purchases	—		—	8,670,193	1,675,993	—	10,346,186
Sales	—		—	(11,836,449)	(1,229,236)	—	(13,065,685)

Closing Balance, as of March 31, 2024	$9,304,373	$	—(a)	$14,990,234	$3,559,253	$—	$27,853,860

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2024(e)	$433,925		$—	$(146,122)	$73,479	$—	$361,282

(a)	Rounds to less than $1.
(b)

As of March 31, 2023, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2024, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the fair value hierarchy.

(c)

As of March 31, 2023, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2024, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2024 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

54	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series A Portfolio

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $2,701,723. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Asset-Backed Securities	$9,304,373	Income	Discount Rate	8%	—
Floating Rate Loan Interests	14,990,234	Income	Discount Rate	7% - 8%	7%
Non-Agency Mortgage-Backed Securities	857,530	Income	Discount Rate	11%	—

	$25,152,137

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds

Aerospace & Defense — 3.5%
Boeing Co. (The)
2.85%, 10/30/24	USD	980	$962,182
2.20%, 02/04/26		1,120	1,048,543
2.70%, 02/01/27		200	184,221
2.95%, 02/01/30		200	172,731
3.25%, 02/01/35		194	152,655
3.38%, 06/15/46		140	94,411
3.85%, 11/01/48		135	95,138
3.90%, 05/01/49		31	22,088
3.75%, 02/01/50		374	260,170
5.81%, 05/01/50		2,805	2,653,888
5.93%, 05/01/60		345	323,449
L3Harris Technologies, Inc.
4.40%, 06/15/28		533	518,420
4.40%, 06/15/28		1,913	1,860,672
2.90%, 12/15/29		441	392,519
5.40%, 07/31/33		264	265,659
06/01/34(a)		810	810,007
5.60%, 07/31/53		46	46,691
Lockheed Martin Corp.
4.50%, 05/15/36		37	35,141
3.80%, 03/01/45		161	131,820
5.70%, 11/15/54		115	122,559
5.20%, 02/15/55		339	338,441
Northrop Grumman Corp.
7.88%, 03/01/26		1,000	1,051,837
4.03%, 10/15/47		229	187,261
5.25%, 05/01/50		22	21,580
RTX Corp.
4.13%, 11/16/28		820	793,172
4.45%, 11/16/38		136	122,497
4.50%, 06/01/42		202	180,233
4.15%, 05/15/45		414	343,610
4.35%, 04/15/47		252	214,531
3.13%, 07/01/50		95	64,838
2.82%, 09/01/51		772	491,043
3.03%, 03/15/52		95	62,904
5.38%, 02/27/53		620	611,454
6.40%, 03/15/54		125	141,420

			14,777,785

Air Freight & Logistics — 0.0%
FedEx Corp.
2.40%, 05/15/31		69	58,565
4.55%, 04/01/46		37	31,911

			90,476

Automobile Components — 0.3%
Aptiv PLC, 3.10%, 12/01/51		283	178,487
Aptiv PLC/Aptiv Corp.
3.25%, 03/01/32		171	148,735
4.15%, 05/01/52		332	254,295
Magna International, Inc., 03/14/29(a)		758	757,605

			1,339,122

Automobiles — 2.1%
Daimler Truck Finance North America LLC
5.60%, 08/08/25(b)		165	165,098
5.15%, 01/16/26(b)		306	304,878
5.00%, 01/15/27(b)		369	367,957
Ford Motor Co.
6.10%, 08/19/32		2,679	2,714,671
5.29%, 12/08/46		82	72,904

Security		Par (000)	Value

Automobiles (continued)
General Motors Co.
5.00%, 04/01/35	USD	250	$236,931
6.60%, 04/01/36		156	165,837
6.25%, 10/02/43		168	171,855
Mercedes-Benz Finance North America LLC, 5.00%, 01/11/34(b)		505	500,752
Nissan Motor Acceptance Co. LLC
1.85%, 09/16/26(b)		3,090	2,796,006
2.45%, 09/15/28(b)		112	96,492
7.05%, 09/15/28(b)		235	245,642
Volkswagen Group of America Finance LLC
3.35%, 05/13/25(b)		350	341,649
1.25%, 11/24/25(b)		655	612,009

			8,792,681

Banks — 13.8%
Bank of America Corp.
3.37%, 01/23/26		930	912,940
1.32%, 06/19/26		1,836	1,745,229
2.55%, 02/04/28		164	152,441
3.97%, 03/05/29		212	202,648
5.20%, 04/25/29		20	20,019
3.97%, 02/07/30		1,159	1,098,318
2.69%, 04/22/32		2,375	2,010,319
2.97%, 02/04/33		1,831	1,557,156
4.08%, 04/23/40		185	159,839
2.68%, 06/19/41		565	402,013
2.83%, 10/24/51		35	22,868
Series L, 4.75%, 04/21/45		39	36,068
Series N, 1.66%, 03/11/27		654	609,212
Bank of Ireland Group PLC, 6.25%, 09/16/26(b)		1,204	1,210,935
Barclays PLC
3.93%, 05/07/25		760	758,457
5.20%, 05/12/26		600	593,821
5.83%, 05/09/27		1,232	1,234,616
5.09%, 06/20/30		1,100	1,059,672
Citigroup, Inc.
3.89%, 01/10/28		526	507,206
2.67%, 01/29/31		392	339,734
2.57%, 06/03/31		302	258,058
2.56%, 05/01/32		589	491,228
6.17%, 05/25/34		1,396	1,417,623
Commonwealth Bank of Australia, 03/13/34(a)(b)		1,347	1,354,555
Danske Bank A/S, 5.71%, 03/01/30(b)		2,278	2,292,555
Discover Bank
2.45%, 09/12/24		255	251,221
5.97%, 08/09/28		300	298,431
Fifth Third Bancorp
6.36%, 10/27/28		946	968,010
6.34%, 07/27/29		1,429	1,473,115
5.63%, 01/29/32		500	500,512
4.34%, 04/25/33		153	139,655
HSBC Holdings PLC
5.89%, 08/14/27		499	503,365
7.39%, 11/03/28		755	803,255
2.87%, 11/22/32		200	167,071
8.11%, 11/03/33		1,015	1,162,101
Huntington Bancshares, Inc.
6.21%, 08/21/29		109	111,563
5.02%, 05/17/33		100	95,281
5.71%, 02/02/35		1,455	1,450,811
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)		416	414,626

56	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
JPMorgan Chase & Co.
2.95%, 02/24/28	USD	313	$294,091
4.01%, 04/23/29		50	47,926
2.07%, 06/01/29		442	392,078
5.30%, 07/24/29		1,428	1,438,609
5.34%, 01/23/35		1,524	1,529,955
3.11%, 04/22/41		330	251,447
2.53%, 11/19/41		942	657,367
3.16%, 04/22/42		450	342,373
4.95%, 06/01/45		201	191,116
KeyCorp
4.79%, 06/01/33		35	32,045
6.40%, 03/06/35		850	868,025
Lloyds Banking Group PLC, 4.58%, 12/10/25		1,075	1,053,994
Mitsubishi UFJ Financial Group, Inc.
0.95%, 07/19/25		1,091	1,074,837
2.05%, 07/17/30		200	167,695
2.85%, 01/19/33		200	169,826
PNC Financial Services Group, Inc. (The)
6.88%, 10/20/34		854	935,155
5.68%, 01/22/35		776	783,068
Santander Holdings U.S.A., Inc., 6.17%, 01/09/30		605	610,453
Sumitomo Mitsui Financial Group, Inc.
5.46%, 01/13/26		1,040	1,043,501
3.78%, 03/09/26		21	20,463
5.88%, 07/13/26		461	467,826
2.17%, 01/14/27		200	185,218
Toronto-Dominion Bank (The), 4.69%, 09/15/27		478	473,442
Truist Financial Corp.
5.44%, 01/24/30		2,500	2,497,084
5.87%, 06/08/34		379	383,647
5.71%, 01/24/35		1,541	1,547,653
U.S. Bancorp, 5.68%, 01/23/35		2,155	2,175,967
Wells Fargo & Co.
3.91%, 04/25/26		1,235	1,212,101
3.58%, 05/22/28		1,260	1,197,898
5.57%, 07/25/29		1,236	1,250,649
6.30%, 10/23/29		779	811,360
2.88%, 10/30/30		160	141,439
5.39%, 04/24/34		303	301,113
6.49%, 10/23/34		459	492,311
5.50%, 01/23/35		2,017	2,021,749
5.61%, 01/15/44		597	588,118
4.65%, 11/04/44		65	56,800
4.40%, 06/14/46		28	23,298
5.01%, 04/04/51		630	591,494
Wells Fargo Bank N.A., 5.25%, 12/11/26		1,084	1,088,215
Westpac Banking Corp.
2.67%, 11/15/35		284	234,249
3.02%, 11/18/36		83	68,179
3.13%, 11/18/41		111	78,460

			58,578,841

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		24	22,807
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46 .		310	291,112
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/28		530	516,960
06/15/34(a)		50	50,298
4.44%, 10/06/48		535	476,032
5.55%, 01/23/49		624	650,606

Security		Par (000)	Value

Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc.
4.75%, 04/15/58	USD	26	$23,986
5.80%, 01/23/59		254	273,183

			2,304,984

Biotechnology — 2.5%
AbbVie, Inc.
3.60%, 05/14/25		1,706	1,674,395
2.95%, 11/21/26		233	221,909
4.80%, 03/15/29		985	986,445
4.95%, 03/15/31		500	503,568
5.05%, 03/15/34		275	278,409
4.63%, 10/01/42		268	249,915
4.40%, 11/06/42		759	688,907
4.75%, 03/15/45		166	156,329
4.45%, 05/14/46		680	610,609
4.88%, 11/14/48		165	157,825
5.40%, 03/15/54		286	294,378
Amgen, Inc.
5.25%, 03/02/33		849	856,142
3.00%, 01/15/52		52	35,212
4.20%, 02/22/52		435	357,796
4.88%, 03/01/53		898	817,576
5.65%, 03/02/53		64	65,213
2.77%, 09/01/53		1,249	773,500
Gilead Sciences, Inc.
4.50%, 02/01/45		51	45,387
4.75%, 03/01/46		171	157,047
4.15%, 03/01/47		544	456,947
2.80%, 10/01/50		856	557,976
5.55%, 10/15/53		454	469,926

			10,415,411

Broadline Retail — 0.5%
Alibaba Group Holding Ltd.
4.20%, 12/06/47		200	164,442
3.15%, 02/09/51		500	333,005
Amazon.com, Inc.
3.15%, 08/22/27		1,370	1,305,732
3.10%, 05/12/51		197	141,485
2.70%, 06/03/60		400	247,908
3.25%, 05/12/61		159	111,663

			2,304,235

Building Products — 0.0%
Carrier Global Corp.
5.90%, 03/15/34		112	117,712
6.20%, 03/15/54		57	62,764

			180,476

Capital Markets — 6.3%
Ares Capital Corp., 5.88%, 03/01/29		1,084	1,080,758
Blue Owl Credit Income Corp., 7.75%, 01/15/29(b)		1,024	1,054,617
Charles Schwab Corp. (The)
5.88%, 08/24/26		780	793,000
6.14%, 08/24/34		301	314,002
Credit Suisse AG
4.75%, 08/09/24		380	378,612
3.63%, 09/09/24		1,165	1,154,081
7.95%, 01/09/25		795	808,181
3.70%, 02/21/25		800	786,306
2.95%, 04/09/25		757	736,989
Deutsche Bank AG
1.45%, 04/01/25		190	190,000
4.10%, 01/13/26		100	97,606

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Deutsche Bank AG
6.12%, 07/14/26	USD	150	$150,567
5.71%, 02/08/28		940	938,635
6.82%, 11/20/29		1,734	1,812,730
4.88%, 12/01/32		370	347,130
7.08%, 02/10/34		314	322,927
Goldman Sachs Group, Inc. (The)
2.60%, 02/07/30		500	437,659
1.99%, 01/27/32		29	23,467
2.62%, 04/22/32		830	696,579
2.38%, 07/21/32		243	199,347
2.65%, 10/21/32		725	603,215
6.45%, 05/01/36		45	48,006
Series VAR, 1.09%, 12/09/26		37	34,372
Intercontinental Exchange, Inc.
4.60%, 03/15/33		409	395,740
4.25%, 09/21/48		46	39,214
3.00%, 06/15/50		129	86,518
Morgan Stanley
2.19%, 04/28/26		70	67,533
4.68%, 07/17/26		1,520	1,503,622
1.59%, 05/04/27		1,390	1,285,740
1.51%, 07/20/27		735	674,584
3.77%, 01/24/29		1,011	962,345
5.16%, 04/20/29		714	713,424
5.45%, 07/20/29		425	428,727
6.41%, 11/01/29		850	891,278
2.70%, 01/22/31		470	410,632
2.24%, 07/21/32		50	40,844
6.63%, 11/01/34		985	1,077,695
5.47%, 01/18/35		1,130	1,140,101
3.22%, 04/22/42		815	623,341
4.30%, 01/27/45		260	228,306
UBS AG, (Secured Overnight Financing Rate + 0.93%),
6.29%, 09/11/25(c)		456	458,983
UBS Group AG, 9.02%, 11/15/33(b)		2,000	2,426,692

			26,464,105

Chemicals — 0.7%
DuPont de Nemours, Inc., 5.32%, 11/15/38		297	296,819
Eastman Chemical Co.
5.75%, 03/08/33		1,085	1,103,398
4.80%, 09/01/42		36	31,605
4.65%, 10/15/44		39	33,189
Ecolab, Inc.
2.70%, 12/15/51		183	118,327
2.75%, 08/18/55		48	30,569
Nutrien Ltd.
5.90%, 11/07/24		246	246,277
4.90%, 03/27/28		664	660,483
5.80%, 03/27/53		53	54,113
Sherwin-Williams Co. (The)
3.45%, 08/01/25		135	131,631
4.25%, 08/08/25		169	166,508
2.30%, 05/15/30		203	174,354
4.50%, 06/01/47		24	20,972
3.80%, 08/15/49		30	23,648
3.30%, 05/15/50		57	40,275
2.90%, 03/15/52		33	21,474

			3,153,642

Commercial Services & Supplies — 0.2%
GATX Corp., 5.40%, 03/15/27		360	362,463

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Republic Services, Inc.
4.88%, 04/01/29	USD	398	$398,621
1.45%, 02/15/31		133	105,898

			866,982

Communications Equipment — 0.7%
Cisco Systems, Inc.
4.95%, 02/26/31		505	509,457
5.05%, 02/26/34		370	374,982
5.30%, 02/26/54		100	102,648
Motorola Solutions, Inc.
4.60%, 05/23/29		33	32,344
2.30%, 11/15/30		110	92,336
2.75%, 05/24/31		81	68,642
04/15/34(a)		1,639	1,635,762

			2,816,171

Consumer Finance — 4.0%
Ally Financial, Inc.
4.63%, 03/30/25		21	20,746
5.80%, 05/01/25		109	108,816
5.75%, 11/20/25		1,023	1,015,633
6.85%, 01/03/30		2,302	2,369,139
American Honda Finance Corp., 5.65%, 11/15/28		38	39,158
Capital One Financial Corp.
3.75%, 07/28/26		793	763,965
2.36%, 07/29/32		143	110,195
6.38%, 06/08/34		373	387,366
Ford Motor Credit Co. LLC
5.80%, 03/05/27		1,390	1,395,140
5.11%, 05/03/29		465	451,433
6.05%, 03/05/31		400	402,844
7.12%, 11/07/33		270	290,496
General Motors Financial Co., Inc.
1.20%, 10/15/24		1,000	976,124
2.90%, 02/26/25		1,045	1,019,392
4.35%, 04/09/25		284	280,493
5.80%, 06/23/28		383	390,493
5.75%, 02/08/31		105	106,138
Hyundai Capital America
1.00%, 09/17/24(b)		1,711	1,673,875
5.80%, 06/26/25(b)		965	967,216
6.25%, 11/03/25(b)		760	767,771
5.70%, 06/26/30(b)		990	1,008,847
Synchrony Financial, 5.15%, 03/19/29		1,320	1,268,200
Toyota Motor Credit Corp.
4.55%, 09/20/27		613	607,046
5.25%, 09/11/28		43	43,742
2.15%, 02/13/30		469	405,851
5.55%, 11/20/30		117	121,042

			16,991,161

Consumer Staples Distribution & Retail — 0.4%
7-Eleven, Inc., 0.95%, 02/10/26(b)		755	697,631
CVS Health Corp.
5.00%, 02/20/26		268	267,064
5.13%, 07/20/45		296	272,775
4.25%, 04/01/50		160	129,649
5.88%, 06/01/53		180	183,116

			1,550,235

Containers & Packaging — 1.0%
Berry Global, Inc., 1.57%, 01/15/26		2,335	2,182,729
Smurfit Kappa Treasury ULC, 04/03/34(a)(b)		425	425,162

58	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
WRKCo, Inc.
4.65%, 03/15/26	USD	596	$588,541
3.38%, 09/15/27		884	838,403
3.90%, 06/01/28		303	288,853

			4,323,688

Diversified Consumer Services — 0.3%
Northwestern University, 4.64%, 12/01/44		255	243,422
United Rentals North America, Inc., 6.00%, 12/15/29(b) .		819	824,427
University of Miami, Series 2022, 4.06%, 04/01/52		170	143,234
University of Southern California, Series 2017, 3.84%, 10/01/47		205	172,434

			1,383,517

Diversified REITs — 1.1%
American Tower Corp.
3.95%, 03/15/29		215	203,115
3.80%, 08/15/29		450	419,968
2.90%, 01/15/30		281	247,066
2.10%, 06/15/30		55	45,689
2.30%, 09/15/31		196	159,972
Equinix, Inc.
3.20%, 11/18/29		233	208,588
2.15%, 07/15/30		43	35,636
2.50%, 05/15/31		25	20,854
3.90%, 04/15/32		157	142,060
3.00%, 07/15/50		288	188,437
2.95%, 09/15/51		377	242,022
GLP Capital LP/GLP Financing II, Inc.
5.75%, 06/01/28		46	46,034
5.30%, 01/15/29		42	41,298
4.00%, 01/15/30		135	123,249
VICI Properties LP
5.13%, 05/15/32		1,302	1,245,360
04/01/54(a)		85	83,838
VICI Properties LP/VICI Note Co., Inc.
4.63%, 12/01/29(b)		141	133,347
4.13%, 08/15/30(b)		960	872,934

			4,459,467

Diversified Telecommunication Services — 1.7%
AT&T Inc.
5.40%, 02/15/34		437	442,732
4.50%, 05/15/35		716	668,773
4.90%, 08/15/37		250	237,213
3.50%, 06/01/41		387	302,091
3.10%, 02/01/43		398	294,895
4.35%, 06/15/45		150	127,818
3.65%, 06/01/51		508	372,942
3.65%, 09/15/59		1,193	830,581
Sprint Capital Corp., 6.88%, 11/15/28		1,659	1,767,892
Telefonica Emisiones SAU
4.10%, 03/08/27		359	349,121
4.90%, 03/06/48		360	316,548
Verizon Communications, Inc.
2.36%, 03/15/32		931	765,092
5.05%, 05/09/33		122	121,954
5.85%, 09/15/35		665	700,553

			7,298,205

Electric Utilities — 8.7%
AES Corp. (The)
1.38%, 01/15/26		1,007	932,528
3.95%, 07/15/30(b)		276	251,019
2.45%, 01/15/31		622	508,894

Security		Par (000)	Value

Electric Utilities (continued)
Alabama Power Co.
3.94%, 09/01/32	USD	551	$510,908
5.85%, 11/15/33		25	26,324
Baltimore Gas & Electric Co.
3.50%, 08/15/46		40	29,869
3.75%, 08/15/47		38	29,505
3.20%, 09/15/49		82	56,534
2.90%, 06/15/50		20	13,119
4.55%, 06/01/52		30	26,184
Berkshire Hathaway Energy Co.
4.45%, 01/15/49		185	156,080
4.25%, 10/15/50		287	233,076
Colbun SA, 3.15%, 01/19/32(b)		615	516,440
Duke Energy Carolinas LLC
3.95%, 11/15/28		380	367,354
3.95%, 03/15/48		96	76,534
3.20%, 08/15/49		914	637,901
Duke Energy Florida LLC
2.50%, 12/01/29		496	439,729
4.20%, 07/15/48		109	90,301
3.00%, 12/15/51		32	20,996
Duke Energy Progress LLC
3.45%, 03/15/29		732	688,653
6.30%, 04/01/38		23	24,912
4.10%, 03/15/43		210	174,890
3.70%, 10/15/46		25	19,201
3.60%, 09/15/47		250	186,503
5.35%, 03/15/53		214	208,750
Edison International
5.75%, 06/15/27		240	243,163
4.13%, 03/15/28		54	51,810
5.25%, 11/15/28		800	797,184
6.95%, 11/15/29		397	425,319
Emera U.S. Finance LP, 0.83%, 06/15/24		420	415,188
Enel Finance International NV, 1.38%, 07/12/26(b)		1,145	1,047,405
Eversource Energy
4.75%, 05/15/26		150	148,444
2.90%, 03/01/27		27	25,383
4.60%, 07/01/27		74	72,732
5.45%, 03/01/28		339	343,185
Exelon Corp.
4.05%, 04/15/30		79	74,503
5.45%, 03/15/34		960	966,457
4.70%, 04/15/50		91	79,699
FirstEnergy Corp., Series B, 4.15%, 07/15/27		150	143,864
FirstEnergy Transmission LLC
4.35%, 01/15/25(b)		965	953,219
4.55%, 04/01/49(b)		89	75,308
Florida Power & Light Co.
5.95%, 02/01/38		389	418,787
3.15%, 10/01/49		140	98,548
2.88%, 12/04/51		167	109,756
Georgia Power Co.
4.70%, 05/15/32		1,013	989,691
4.95%, 05/17/33		69	68,032
5.25%, 03/15/34		1,105	1,116,158
Interstate Power & Light Co.
3.25%, 12/01/24		350	344,615
3.40%, 08/15/25		255	247,968
MidAmerican Energy Co.
3.65%, 04/15/29		390	370,924
3.95%, 08/01/47		25	20,081

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
MidAmerican Energy Co.
4.25%, 07/15/49	USD	45	$38,289
3.15%, 04/15/50		29	20,214
2.70%, 08/01/52		61	37,981
5.85%, 09/15/54		19	20,273
5.30%, 02/01/55		185	183,002
NextEra Energy Capital Holdings, Inc.
6.05%, 03/01/25		519	520,974
5.75%, 09/01/25		933	937,003
4.90%, 02/28/28		291	290,087
2.75%, 11/01/29		23	20,539
5.00%, 02/28/30		27	27,093
2.25%, 06/01/30		231	196,690
Northern States Power Co.
2.60%, 06/01/51		298	183,560
4.50%, 06/01/52		100	87,831
NRG Energy, Inc.
2.45%, 12/02/27(b)		558	501,565
4.45%, 06/15/29(b)		22	20,797
Ohio Power Co.
4.00%, 06/01/49		469	371,854
Series D, 6.60%, 03/01/33		612	655,112
Series R, 2.90%, 10/01/51		106	68,057
Oncor Electric Delivery Co. LLC, 2.70%, 11/15/51		162	101,763
Pacific Gas & Electric Co.
3.45%, 07/01/25		975	948,425
3.30%, 12/01/27		565	525,017
2.50%, 02/01/31		315	261,947
4.45%, 04/15/42		45	36,863
4.00%, 12/01/46		136	101,915
4.95%, 07/01/50		678	583,210
3.50%, 08/01/50		525	358,710
5.25%, 03/01/52		470	419,396
PacifiCorp
4.13%, 01/15/49		28	21,984
3.30%, 03/15/51		32	21,348
2.90%, 06/15/52		365	223,726
5.35%, 12/01/53		24	22,327
5.50%, 05/15/54		23	22,128
PECO Energy Co.
4.90%, 06/15/33		21	21,005
3.70%, 09/15/47		34	26,671
3.90%, 03/01/48		36	29,178
2.85%, 09/15/51		31	20,012
4.38%, 08/15/52		246	213,570
Public Service Co. of Colorado, Series 36, 2.70%, 01/15/51		341	205,989
Public Service Electric & Gas Co.
3.10%, 03/15/32		272	238,442
4.90%, 12/15/32		959	954,637
2.05%, 08/01/50		79	44,756
3.00%, 03/01/51		311	212,713
San Diego Gas & Electric Co.
4.95%, 08/15/28		895	898,357
3.70%, 03/15/52		285	215,998
5.35%, 04/01/53		120	118,192
Series TTT, 4.10%, 06/15/49		177	144,236
Series WWW, 2.95%, 08/15/51		36	24,241
Southern California Edison Co.
1.10%, 04/01/24		1,135	1,135,000
4.00%, 04/01/47		490	387,821
3.65%, 02/01/50		73	54,065

Security		Par (000)	Value

Electric Utilities (continued)
Southern California Edison Co.
3.45%, 02/01/52	USD	228	$161,076
5.70%, 03/01/53		53	53,113
5.88%, 12/01/53		59	60,806
Series 20A, 2.95%, 02/01/51		251	163,002
Series B, 4.88%, 03/01/49		33	29,485
Series E, 3.70%, 08/01/25		355	347,215
Series E, 5.45%, 06/01/52		471	460,481
Series H, 3.65%, 06/01/51		305	225,150
Southern Co. (The)
5.70%, 10/15/32		441	454,600
5.20%, 06/15/33		518	517,598
5.70%, 03/15/34		877	904,489
Tampa Electric Co.
4.30%, 06/15/48		240	200,628
4.45%, 06/15/49		39	33,401
3.45%, 03/15/51		210	149,277
Vistra Operations Co. LLC
3.55%, 07/15/24(b)		1,679	1,666,956
5.13%, 05/13/25(b)		2,498	2,475,906
Wisconsin Electric Power Co., 2.05%, 12/15/24		291	284,265

			36,835,638

Electrical Equipment — 0.1%
Otis Worldwide Corp., 5.25%, 08/16/28		319	323,145

Energy Equipment & Services — 0.1%
Halliburton Co.
3.80%, 11/15/25		109	106,543
2.92%, 03/01/30		205	183,831
4.50%, 11/15/41		54	48,119
5.00%, 11/15/45		163	153,033

			491,526

Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.75%, 01/30/26		242	225,958
2.45%, 10/29/26		820	761,501
5.75%, 06/06/28		1,195	1,210,951
Aviation Capital Group LLC
1.95%, 09/20/26(b)		1,471	1,344,105
6.75%, 10/25/28(b)		1,441	1,502,360
Fidelity National Information Services, Inc., 1.15%, 03/01/26		729	674,914
Glencore Funding LLC
5.70%, 05/08/33(b)		744	756,041
6.50%, 10/06/33(b)		541	578,678
04/04/34(a)(b)		1,042	1,044,784
Nasdaq, Inc., 5.55%, 02/15/34		387	393,528

			8,492,820

Food Products — 0.2%
Kraft Heinz Foods Co.
3.00%, 06/01/26		248	237,380
4.88%, 10/01/49		540	488,658

			726,038

Ground Transportation — 1.8%
Burlington Northern Santa Fe LLC
5.75%, 05/01/40		350	369,618
4.40%, 03/15/42		235	211,690
4.90%, 04/01/44		385	365,899
4.15%, 04/01/45		52	44,382
4.05%, 06/15/48		35	29,154

60	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Ground Transportation (continued)
Burlington Northern Santa Fe LLC
4.15%, 12/15/48	USD	33	$28,044
3.55%, 02/15/50		35	26,593
3.05%, 02/15/51		38	26,084
2.88%, 06/15/52		123	80,535
5.20%, 04/15/54		28	27,754
Canadian National Railway Co.
3.85%, 08/05/32		553	513,839
5.85%, 11/01/33		65	69,505
3.65%, 02/03/48		25	20,161
4.45%, 01/20/49		23	20,721
4.40%, 08/05/52		23	20,540
6.13%, 11/01/53		18	20,634
CSX Corp.
3.80%, 03/01/28		65	62,876
4.25%, 03/15/29		44	43,072
3.80%, 11/01/46		67	53,291
4.30%, 03/01/48		77	66,522
4.75%, 11/15/48		34	31,257
4.50%, 03/15/49		91	79,853
2.50%, 05/15/51		33	20,213
Norfolk Southern Corp.
3.40%, 11/01/49		100	73,302
3.05%, 05/15/50		463	313,145
3.70%, 03/15/53		228	171,293
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.45%, 07/01/24(b)		60	59,632
3.95%, 03/10/25(b)		159	156,467
4.00%, 07/15/25(b)		2,115	2,071,126
5.70%, 02/01/28(b)		347	351,712
6.05%, 08/01/28(b)		412	423,901
03/30/29(a)(b)		295	295,202
Ryder System, Inc.
2.85%, 03/01/27		272	254,969
5.65%, 03/01/28		35	35,670
5.25%, 06/01/28		459	461,098
Union Pacific Corp.
4.50%, 09/10/48		182	161,241
3.50%, 02/14/53		86	64,510
3.84%, 03/20/60		422	324,013

			7,449,518

Health Care Equipment & Supplies — 1.8%
Abbott Laboratories
3.75%, 11/30/26		85	83,066
4.75%, 11/30/36		170	168,605
5.30%, 05/27/40		132	136,291
4.75%, 04/15/43		134	128,998
Baxter International, Inc., 2.54%, 02/01/32		670	553,654
Becton Dickinson & Co.
3.73%, 12/15/24		48	47,380
3.70%, 06/06/27		635	610,070
4.69%, 02/13/28		247	244,489
4.87%, 02/08/29		1,085	1,078,522
GE HealthCare Technologies, Inc., 5.55%, 11/15/24		775	773,987
Medtronic Global Holdings SCA, 4.25%, 03/30/28		461	452,892
Medtronic, Inc., 4.38%, 03/15/35		407	389,180
Solventum Corp.
5.40%, 03/01/29(b)		735	736,481
5.60%, 03/23/34(b)		1,076	1,079,519
5.90%, 04/30/54(b)		610	608,498
Thermo Fisher Scientific, Inc.
2.00%, 10/15/31		62	51,078

Security	Par (000)		Value

Health Care Equipment & Supplies (continued)
Thermo Fisher Scientific, Inc.
4.95%, 11/21/32	USD	426	$427,835
5.09%, 08/10/33		102	103,121

			7,673,666

Health Care Providers & Services — 3.1%
Aetna, Inc.
3.50%, 11/15/24		656	647,231
3.88%, 08/15/47		540	411,972
Banner Health
2.91%, 01/01/42		183	134,575
2.91%, 01/01/51		65	43,862
Centene Corp.
4.63%, 12/15/29		1,453	1,379,448
3.38%, 02/15/30		29	25,663
3.00%, 10/15/30		262	224,638
2.50%, 03/01/31		78	64,157
CommonSpirit Health
3.35%, 10/01/29		450	412,694
2.78%, 10/01/30		139	120,565
3.91%, 10/01/50		340	265,981
12/01/54(a)		180	182,135
Elevance Health, Inc.
2.38%, 01/15/25		35	34,141
5.50%, 10/15/32		428	438,850
4.63%, 05/15/42		81	73,577
4.65%, 01/15/43		47	42,778
5.10%, 01/15/44		222	210,751
4.65%, 08/15/44		222	200,031
HCA, Inc.
5.45%, 04/01/31		520	522,712
3.63%, 03/15/32		625	553,273
5.50%, 06/01/33		59	59,212
5.25%, 06/15/49		410	374,218
3.50%, 07/15/51		243	167,862
4.63%, 03/15/52		305	254,908
6.00%, 04/01/54		435	441,517
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52.		251	204,089
Humana, Inc.
5.95%, 03/15/34		460	477,643
04/15/54(a)		385	387,508
Memorial Health Services, 3.45%, 11/01/49		191	146,008
Mount Nittany Medical Center Obligated Group, Series 2022, 3.80%, 11/15/52		140	111,488
Nationwide Children’s Hospital, Inc., 4.56%, 11/01/52		174	160,276
RWJ Barnabas Health, Inc.
3.95%, 07/01/46		105	87,066
3.48%, 07/01/49		310	239,104
Sutter Health
Series 2018, 4.09%, 08/15/48		33	27,905
Series 20A, 2.29%, 08/15/30		388	332,556
Series 20A, 3.36%, 08/15/50		177	130,322
UnitedHealth Group, Inc.
04/15/31(a)		1,141	1,141,527
3.50%, 08/15/39		433	356,684
2.75%, 05/15/40		215	158,207
5.70%, 10/15/40		382	399,554
4.63%, 11/15/41		370	343,869
4.75%, 07/15/45		238	223,138
4.25%, 06/15/48		40	34,540
3.70%, 08/15/49		150	117,608
2.90%, 05/15/50		75	50,622
3.25%, 05/15/51		48	34,508

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.
4.75%, 05/15/52	USD	60	$55,646
5.88%, 02/15/53		385	416,533
04/15/54(a)		285	289,860
3.88%, 08/15/59		41	31,740

			13,244,752

Health Care REITs — 0.6%
Healthpeak OP LLC
3.00%, 01/15/30		74	65,536
2.88%, 01/15/31		98	84,139
5.25%, 12/15/32		333	330,283
Ventas Realty LP, 3.00%, 01/15/30		273	240,598
Welltower OP LLC
4.25%, 04/15/28		135	130,886
2.05%, 01/15/29		402	349,921
4.13%, 03/15/29		171	163,653
3.85%, 06/15/32		1,080	976,955

			2,341,971

Independent Power and Renewable Electricity Producers — 0.2%
Algonquin Power & Utilities Corp., 06/15/26(a)(d)		730	726,048

Industrial REITs — 0.3%
Prologis LP
2.25%, 04/15/30		170	147,343
1.75%, 07/01/30		28	23,258
4.75%, 06/15/33		58	56,835
5.13%, 01/15/34		344	345,491
Prologis Targeted U.S. Logistics Fund LP
5.25%, 04/01/29(b)		310	309,111
5.50%, 04/01/34(b)		430	432,700

			1,314,738

Insurance — 0.9%
Aon Corp., 2.80%, 05/15/30		88	77,516
Aon Corp./Aon Global Holdings PLC
2.05%, 08/23/31		338	275,723
2.60%, 12/02/31		498	419,004
5.00%, 09/12/32		267	264,598
5.35%, 02/28/33		237	238,283
Aon North America, Inc.
5.45%, 03/01/34		1,441	1,457,633
5.75%, 03/01/54		683	700,215
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26		200	195,556
2.25%, 11/15/30		91	77,362
Progressive Corp. (The)
3.00%, 03/15/32		77	67,090
4.20%, 03/15/48		24	20,792

			3,793,772

Interactive Media & Services — 0.3%
Meta Platforms, Inc.
3.85%, 08/15/32		398	372,952
4.95%, 05/15/33		126	127,536
4.45%, 08/15/52		288	255,987
5.60%, 05/15/53		112	118,377
Netflix, Inc.
5.88%, 11/15/28		160	166,325
5.38%, 11/15/29(b)		27	27,553
4.88%, 06/15/30(b)		21	20,853

			1,089,583

Security	Par (000)		Value

IT Services — 0.5%
Fiserv, Inc.
2.75%, 07/01/24	USD	170	$168,732
3.85%, 06/01/25		417	409,084
4.40%, 07/01/49		85	72,113
Global Payments, Inc.
1.20%, 03/01/26		808	747,422
2.15%, 01/15/27		360	332,203
S&P Global, Inc.
5.25%, 09/15/33(b)		101	103,206
3.25%, 12/01/49		258	186,686

			2,019,446

Machinery — 0.0%
Cummins, Inc., 5.45%, 02/20/54		170	173,802

Media — 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35		370	365,663
6.48%, 10/23/45		34	31,512
5.38%, 05/01/47		512	412,552
5.75%, 04/01/48		122	102,737
5.13%, 07/01/49		633	490,482
4.80%, 03/01/50		635	470,034
3.70%, 04/01/51		424	262,223
3.90%, 06/01/52		623	396,207
5.25%, 04/01/53		301	238,381
Comcast Corp.
3.75%, 04/01/40		582	483,782
4.60%, 08/15/45		231	206,536
3.40%, 07/15/46		490	365,844
4.00%, 03/01/48		40	32,463
4.00%, 11/01/49		102	82,582
2.80%, 01/15/51		116	74,220
2.89%, 11/01/51		260	168,772
2.45%, 08/15/52		144	84,483
2.94%, 11/01/56		1,461	919,855
Interpublic Group of Cos., Inc. (The), 3.38%, 03/01/41		103	76,872
Paramount Global
5.85%, 09/01/43		328	265,760
4.90%, 08/15/44		78	55,764
4.60%, 01/15/45		115	79,221
Time Warner Cable LLC, 4.50%, 09/15/42		137	101,353
Warnermedia Holdings, Inc., 3.79%, 03/15/25		160	157,035

			5,924,333

Metals & Mining — 0.9%
BHP Billiton Finance U.S.A. Ltd., 5.50%, 09/08/53		29	29,969
Freeport-McMoRan, Inc., 5.40%, 11/14/34		206	203,501
Glencore Canada Corp., 6.20%, 06/15/35		38	39,281
Newmont Corp., 2.25%, 10/01/30		40	34,038
Steel Dynamics, Inc.
2.40%, 06/15/25		372	358,210
1.65%, 10/15/27		612	545,355
3.25%, 10/15/50		180	119,747
Teck Resources Ltd.
6.00%, 08/15/40		45	45,146
6.25%, 07/15/41		111	113,385
5.20%, 03/01/42		183	167,193
5.40%, 02/01/43		331	308,096
Vale Overseas Ltd.
3.75%, 07/08/30		1,003	902,073
6.13%, 06/12/33		846	852,345

			3,718,339

62	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Multi-Utilities — 2.0%
CenterPoint Energy Houston Electric LLC
4.95%, 04/01/33	USD	20	$19,864
5.30%, 04/01/53		20	19,960
Series AC, 4.25%, 02/01/49		35	29,539
Series AD, 2.90%, 07/01/50		30	20,102
Series AG, 3.00%, 03/01/32		318	276,728
Series AJ, 4.85%, 10/01/52		22	20,469
CMS Energy Corp.
3.00%, 05/15/26		359	342,290
2.95%, 02/15/27		115	107,809
4.88%, 03/01/44		103	95,680
Constellation Energy Generation LLC, 6.13%, 01/15/34.		21	22,174
Consumers Energy Co.
4.90%, 02/15/29		1,348	1,352,319
2.50%, 05/01/60		131	75,518
Dominion Energy, Inc.
3.90%, 10/01/25		650	635,679
Series A, 3.30%, 03/15/25		100	97,911
Series A, 1.45%, 04/15/26		533	493,662
Series C, 3.38%, 04/01/30		156	141,772
Series C, 2.25%, 08/15/31		119	97,379
NiSource, Inc.
0.95%, 08/15/25		250	235,264
5.25%, 03/30/28		264	265,815
5.40%, 06/30/33		575	579,625
5.25%, 02/15/43		147	138,976
4.80%, 02/15/44		78	69,774
5.65%, 02/01/45		109	107,984
Sempra
5.40%, 08/01/26		1,174	1,177,395
3.40%, 02/01/28		722	682,189
3.70%, 04/01/29		208	194,460
Virginia Electric & Power Co.
6.35%, 11/30/37		313	339,050
4.00%, 01/15/43		49	40,594
Series B, 3.80%, 09/15/47		319	246,734
WEC Energy Group, Inc., 5.60%, 09/12/26		580	586,703

			8,513,418

Office REITs — 0.8%
Alexandria Real Estate Equities, Inc.
4.70%, 07/01/30		292	283,107
4.90%, 12/15/30		759	748,210
1.88%, 02/01/33		657	499,118
2.95%, 03/15/34		158	129,800
4.85%, 04/15/49		32	28,079
4.00%, 02/01/50		239	183,941
3.55%, 03/15/52		62	43,494
5.15%, 04/15/53		78	71,836
Boston Properties LP
2.90%, 03/15/30		143	122,481
2.45%, 10/01/33		160	120,509
Kilroy Realty LP
4.25%, 08/15/29		167	153,266
3.05%, 02/15/30		220	187,207
2.65%, 11/15/33		166	123,006
6.25%, 01/15/36		667	651,537

			3,345,591

Oil, Gas & Consumable Fuels — 9.6%
Atmos Energy Corp.
3.38%, 09/15/49		211	153,572
2.85%, 02/15/52		70	45,373
6.20%, 11/15/53		18	20,278

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
BP Capital Markets America, Inc., 3.06%, 06/17/41	USD	1,142	$866,936
Cameron LNG LLC
3.30%, 01/15/35(b)		505	420,215
3.40%, 01/15/38(b)		25	20,654
Cenovus Energy, Inc.
5.40%, 06/15/47		22	20,721
3.75%, 02/15/52		106	77,934
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25		2,246	2,246,646
3.70%, 11/15/29		194	180,453
Cheniere Energy Partners LP
4.00%, 03/01/31		713	648,052
3.25%, 01/31/32		50	42,592
5.95%, 06/30/33		757	773,936
Cheniere Energy, Inc., 04/15/34(a)(b)		730	735,213
Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/26(b)		240	242,623
ConocoPhillips Co.
6.95%, 04/15/29		1,358	1,492,208
3.80%, 03/15/52		125	97,610
Coterra Energy, Inc., 3.90%, 05/15/27		27	25,987
DCP Midstream Operating LP, 3.25%, 02/15/32		2,058	1,772,505
Devon Energy Corp.
4.50%, 01/15/30		239	230,362
4.75%, 05/15/42		318	276,779
Diamondback Energy, Inc.
3.25%, 12/01/26		446	427,548
3.50%, 12/01/29		1,995	1,845,451
3.13%, 03/24/31		1,254	1,110,927
4.25%, 03/15/52		418	338,342
6.25%, 03/15/53		35	37,760
Enbridge, Inc.
2.50%, 01/15/25		615	600,396
3.70%, 07/15/27		297	285,483
5.70%, 03/08/33		1,299	1,330,376
2.50%, 08/01/33		544	438,334
6.25%, 03/01/78		780	759,159
8.50%, 01/15/84		753	818,161
Series 20-A, 5.75%, 07/15/80		202	191,172
Series NC5, 8.25%, 01/15/84		285	296,570
Energy Transfer LP
4.50%, 04/15/24		550	549,700
6.40%, 12/01/30		455	480,286
6.55%, 12/01/33		260	279,108
5.95%, 10/01/43		160	158,080
5.35%, 05/15/45		624	576,218
6.13%, 12/15/45		415	417,135
5.30%, 04/15/47		104	94,554
5.40%, 10/01/47		705	650,622
6.00%, 06/15/48		49	48,703
6.25%, 04/15/49		250	256,584
5.00%, 05/15/50		328	287,777
5.95%, 05/15/54		187	186,616
Enterprise Products Operating LLC
3.95%, 02/15/27		213	207,993
5.70%, 02/15/42		139	141,990
4.45%, 02/15/43		158	140,912
4.80%, 02/01/49		406	373,934
4.20%, 01/31/50		509	430,290
3.20%, 02/15/52		182	127,494
EOG Resources, Inc., 4.95%, 04/15/50		59	56,124

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp.
3.90%, 10/01/27	USD	120	$114,064
5.75%, 02/01/34		602	600,013
Hess Corp.
4.30%, 04/01/27		293	287,291
5.60%, 02/15/41		609	620,639
5.80%, 04/01/47		303	311,542
Kinder Morgan Energy Partners LP
6.50%, 09/01/39		81	84,366
4.70%, 11/01/42		253	215,905
Kinder Morgan, Inc.
5.55%, 06/01/45		250	238,546
5.05%, 02/15/46		349	309,872
Marathon Oil Corp., 4.40%, 07/15/27		315	306,099
Marathon Petroleum Corp.
4.70%, 05/01/25		86	85,270
4.75%, 09/15/44		161	143,253
MPLX LP
1.75%, 03/01/26		714	667,443
5.20%, 12/01/47		37	34,011
4.95%, 03/14/52		380	333,778
5.65%, 03/01/53		33	32,278
Occidental Petroleum Corp.
7.50%, 05/01/31		634	705,717
6.45%, 09/15/36		415	442,500
6.20%, 03/15/40		32	32,836
4.20%, 03/15/48		47	36,138
ONEOK, Inc.
5.20%, 07/15/48		67	61,507
6.63%, 09/01/53		335	369,204
Ovintiv, Inc.
5.65%, 05/15/25		1,298	1,298,222
5.65%, 05/15/28		1,503	1,527,851
Phillips 66, 3.30%, 03/15/52		356	249,009
Phillips 66 Co., 4.90%, 10/01/46		40	36,800
Pioneer Natural Resources Co.
1.13%, 01/15/26		43	40,017
5.10%, 03/29/26		165	164,792
1.90%, 08/15/30		589	494,788
2.15%, 01/15/31		237	199,398
Plains All American Pipeline LP/PAA Finance Corp.,
4.30%, 01/31/43		197	159,614
Sabine Pass Liquefaction LLC
5.88%, 06/30/26		111	111,876
5.00%, 03/15/27		145	144,576
4.20%, 03/15/28		188	182,027
Targa Resources Corp., 6.50%, 03/30/34		278	298,704
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.00%, 01/15/32		235	211,520
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28		333	320,801
Valero Energy Corp., 4.00%, 06/01/52		28	21,552
Viper Energy, Inc., 7.38%, 11/01/31(b)		705	732,901
Western Midstream Operating LP
3.10%, 02/01/25		653	638,924
3.95%, 06/01/25		505	494,567
4.75%, 08/15/28		269	261,662
Williams Cos., Inc. (The)
4.00%, 09/15/25		367	359,999
3.75%, 06/15/27		555	534,086
5.30%, 08/15/28		1,890	1,906,009

			40,756,415

Security	Par (000)		Value

Pharmaceuticals — 2.1%
Bayer U.S. Finance II LLC
4.25%, 12/15/25(b)	USD	215	$209,632
4.38%, 12/15/28(b)		1,260	1,185,954
Bayer U.S. Finance LLC, 6.50%, 11/21/33(b)		965	981,895
Bristol-Myers Squibb Co.
5.10%, 02/22/31		150	151,451
4.35%, 11/15/47		55	47,492
4.55%, 02/20/48		52	46,516
5.55%, 02/22/54		493	506,993
6.40%, 11/15/63		200	228,582
Eli Lilly & Co.
4.70%, 02/09/34		1,560	1,551,310
5.00%, 02/09/54		265	263,508
Merck & Co., Inc.
3.70%, 02/10/45		25	20,402
4.00%, 03/07/49		37	31,068
5.00%, 05/17/53		32	31,329
Pfizer, Inc.
2.55%, 05/28/40		29	20,716
4.30%, 06/15/43		552	490,380
4.40%, 05/15/44		3,119	2,858,263
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/50		307	213,948

			8,839,439

Residential REITs — 0.4%
AvalonBay Communities, Inc.
2.05%, 01/15/32		34	27,949
5.00%, 02/15/33		195	193,176
5.30%, 12/07/33		27	27,316
Camden Property Trust, 2.80%, 05/15/30		97	86,028
Invitation Homes Operating Partnership LP
2.30%, 11/15/28		155	137,146
4.15%, 04/15/32		137	125,379
5.50%, 08/15/33		910	906,494
2.70%, 01/15/34		153	121,788
Mid-America Apartments LP
3.60%, 06/01/27		98	94,134
1.70%, 02/15/31		42	33,816
UDR, Inc.
3.00%, 08/15/31		63	54,686
2.10%, 08/01/32		72	56,452

			1,864,364

Retail REITs — 1.1%
Brixmor Operating Partnership LP
2.25%, 04/01/28		170	150,955
2.50%, 08/16/31		125	102,612
Kimco Realty OP LLC, 3.20%, 04/01/32		341	293,848
Realty Income Corp.
4.70%, 12/15/28		62	61,065
5.63%, 10/13/32		792	808,496
2.85%, 12/15/32		168	139,722
4.90%, 07/15/33		86	83,093
5.13%, 02/15/34		787	772,266
Regency Centers LP
3.70%, 06/15/30		1,439	1,326,975
5.25%, 01/15/34		656	653,503
Simon Property Group LP
2.25%, 01/15/32		369	301,568
5.50%, 03/08/33		152	154,791

			4,848,894

Semiconductors & Semiconductor Equipment — 1.4%
Analog Devices, Inc., 2.80%, 10/01/41		189	137,205

64	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Semiconductors & Semiconductor Equipment (continued)
Applied Materials, Inc., 3.30%, 04/01/27	USD	656	$630,566
Broadcom, Inc.
4.15%, 04/15/32(b)		370	343,263
2.60%, 02/15/33(b)		374	303,748
3.42%, 04/15/33(b)		608	527,075
3.14%, 11/15/35(b)		424	342,550
3.19%, 11/15/36(b)		502	399,518
3.50%, 02/15/41(b)		86	66,750
Intel Corp.
3.05%, 08/12/51		30	20,222
5.70%, 02/10/53		566	585,088
5.60%, 02/21/54		230	234,346
5.90%, 02/10/63		313	332,076
KLA Corp.
4.10%, 03/15/29		492	480,494
5.00%, 03/15/49		263	255,508
3.30%, 03/01/50		159	116,710
4.95%, 07/15/52		201	193,734
Lam Research Corp., 2.88%, 06/15/50		138	94,236
NVIDIA Corp., 3.50%, 04/01/40		316	267,552
NXP BV/NXP Funding LLC/NXP U.S.A., Inc., 2.50%, 05/11/31		502	420,535
QUALCOMM, Inc.
4.30%, 05/20/47		239	210,720
4.50%, 05/20/52		67	60,162

			6,022,058

Software — 1.6%
Autodesk, Inc., 2.40%, 12/15/31		1,091	913,726
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)		985	930,825
Oracle Corp.
3.60%, 04/01/40		150	118,241
5.38%, 07/15/40		800	776,016
3.65%, 03/25/41		125	98,150
4.50%, 07/08/44		300	256,442
4.13%, 05/15/45		364	293,821
4.00%, 07/15/46		172	135,496
4.00%, 11/15/47		1,006	785,351
3.60%, 04/01/50		1,280	924,769
3.95%, 03/25/51		61	46,478
4.38%, 05/15/55		27	21,730
VMware LLC
4.70%, 05/15/30		180	175,214
2.20%, 08/15/31		1,440	1,171,851

			6,648,110

Specialized REITs — 0.4%
Extra Space Storage LP, 5.40%, 02/01/34		1,590	1,583,007

Specialty Retail — 0.2%
Lowe’s Cos., Inc.
4.55%, 04/05/49		199	171,342
5.13%, 04/15/50		484	452,861
3.00%, 10/15/50		504	330,119

			954,322

Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC/EMC Corp.
5.85%, 07/15/25		125	125,630
6.02%, 06/15/26		79	80,010
04/15/34(a)		236	236,553
3.38%, 12/15/41		82	60,999
8.35%, 07/15/46		43	55,620
3.45%, 12/15/51		55	38,701
Hewlett Packard Enterprise Co., 5.90%, 10/01/24		810	811,211

Security	Par (000)		Value

Technology Hardware, Storage & Peripherals (continued)
HP, Inc.
2.20%, 06/17/25	USD	1,200	$1,155,022
4.75%, 01/15/28		109	108,366

			2,672,112
Tobacco — 1.0%
Altria Group, Inc.
4.80%, 02/14/29		28	27,725
4.50%, 05/02/43		27	22,749
3.88%, 09/16/46		30	22,470
5.95%, 02/14/49		505	513,954
4.45%, 05/06/50		28	22,264
3.70%, 02/04/51		128	89,448
BAT Capital Corp.
3.22%, 09/06/26		225	214,068
4.70%, 04/02/27		926	910,595
5.83%, 02/20/31		585	590,020
6.42%, 08/02/33		664	694,592
3.73%, 09/25/40		324	240,108
3.98%, 09/25/50		139	97,758
7.08%, 08/02/53		440	474,341
Reynolds American, Inc.
5.70%, 08/15/35		380	371,065
7.00%, 08/04/41		26	27,122

			4,318,279

Trading Companies & Distributors — 0.6%
Air Lease Corp.
3.38%, 07/01/25		844	822,485
1.88%, 08/15/26		1,740	1,604,204

			2,426,689

Wireless Telecommunication Services — 1.9%
America Movil SAB de CV, 4.38%, 04/22/49		525	451,500
Rogers Communications, Inc.
3.80%, 03/15/32		3,119	2,803,040
4.30%, 02/15/48		231	188,879
4.35%, 05/01/49		51	41,834
3.70%, 11/15/49		133	97,592
4.55%, 03/15/52		1,490	1,253,730
T-Mobile U.S.A., Inc.
2.05%, 02/15/28		765	685,446
3.88%, 04/15/30		723	677,294
2.70%, 03/15/32		451	379,263
4.38%, 04/15/40		350	311,725
3.00%, 02/15/41		165	121,530
4.50%, 04/15/50		150	130,020
3.30%, 02/15/51		265	185,297
3.40%, 10/15/52		780	553,249

			7,880,399

Total Corporate Bonds — 86.2%
(Cost: $375,921,505)			365,103,416

Foreign Agency Obligations

Mexico — 1.4%
Petroleos Mexicanos
6.88%, 08/04/26		2,775	2,692,444
6.70%, 02/16/32		2,470	2,056,275
7.69%, 01/23/50		1,782	1,280,402

			6,029,121

S C H E D U L E S O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Panama — 0.1%
Banco Nacional de Panama, 2.50%, 08/11/30(b)	USD	560	$434,700

Total Foreign Agency Obligations — 1.5%
(Cost: $6,380,672)			6,463,821

Foreign Government Obligations

Chile — 0.2%
Republic of Chile, 3.50%, 01/25/50		955	695,861

Hungary — 0.1%
Hungarian People’s Republic, 6.75%, 09/25/52(b)		590	633,707

Indonesia — 0.2%
Republic of Indonesia, 5.45%, 09/20/52		700	707,219

Italy — 0.3%
Republic of Italy, 0.88%, 05/06/24		1,332	1,325,739

Mexico — 0.7%
United Mexican States
6.34%, 05/04/53		1,316	1,301,606
6.40%, 05/07/54		1,750	1,748,360

			3,049,966

Panama — 0.3%
Republic of Panama
3.16%, 01/23/30		600	498,187
7.50%, 03/01/31		365	378,003
4.50%, 04/01/56		200	129,500
4.50%, 01/19/63		765	489,122

			1,494,812

Peru — 0.2%
Republic of Peru
3.00%, 01/15/34		515	422,139
3.30%, 03/11/41		410	307,756
2.78%, 12/01/60		285	164,499

			894,394

Philippines — 0.3%
Republic of Philippines, 5.50%, 01/17/48		1,110	1,125,385

Romania — 0.2%
Romania, 7.63%, 01/17/53(b)		604	670,440

Saudi Arabia — 0.3%
Kingdom of Saudi Arabia
5.00%, 01/18/53(b)		900	805,500
5.75%, 01/16/54(b)		590	583,916

			1,389,416

Total Foreign Government Obligations — 2.8%
(Cost: $12,399,054)			11,986,939

Municipal Bonds

California — 0.6%
Los Angeles Department of Water & Power Power System RB, 6.57%, 07/01/45		1,075	1,228,791
State of California, GO, 7.63%, 03/01/40		950	1,163,116

			2,391,907

Illinois — 0.3%
Chicago O’Hare International Airport RB, Series B, 6.40%, 01/01/40		1,000	1,098,851

New York — 0.5%
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39		1,125	1,376,531

Security	Par (000)		Value

New York (continued)
New York State Dormitory Authority RB, Series F, 3.11%, 02/15/39	USD	590	$507,259
Port Authority of New York & New Jersey RB, 4.46%, 10/01/62		385	346,057

			2,229,847

Total Municipal Bonds — 1.4%
(Cost: $5,550,147)			5,720,605

Preferred Securities

Capital Trusts — 4.9%

Banks — 2.6%
Bank of America Corp.
Series FF, 5.88%(e)		362	356,462
Series RR, 4.38%(e)		427	400,288
Bank of Montreal, 7.70%, 05/26/84		213	215,503
Barclays PLC
4.38%(e)		627	514,007
9.63%(e)		625	662,751
BNP Paribas SA
4.63%(b)(e)		400	329,971
8.50%(b)(e)		610	637,604
Citigroup, Inc., Series X, 3.88%(e)		427	402,991
Credit Agricole SA, 4.75%(b)(e)		580	509,410
ING Groep NV, 3.88%(e)		640	534,976
JPMorgan Chase & Co.
Series KK, 3.65%(e)		435	413,136
Series U, (3-mo. CME Term SOFR + 1.21%), 6.53%, 02/02/37(c)		46	42,147
Series W, (3-mo. CME Term SOFR + 1.26%), 6.57%, 05/15/47(c)		169	150,407
Lloyds Banking Group PLC, 8.00%(e)		526	529,612
NatWest Group PLC, 6.00%(e)		810	790,958
PNC Financial Services Group, Inc. (The)
Series T, 3.40%(e)		723	631,931
Series U, 6.00%(e)		422	412,525
Series W, 6.25%(e)		423	409,960
Sumitomo Mitsui Financial Group, Inc., 6.60%(e)		826	827,048
Truist Financial Corp.
Series P, 4.95%(e)		235	230,555
Series Q, 5.10%(e)		206	191,629
U.S. Bancorp
3.70%(e)		575	498,703
Series J, 5.30%(e)		349	334,135
Wells Fargo & Co., Series BB, 3.90%(e)		869	826,789

			10,853,498

Capital Markets — 1.4%
Charles Schwab Corp. (The)
Series H, 4.00%(e)		345	291,095
Series I, 4.00%(e)		1,896	1,773,848
Goldman Sachs Group, Inc. (The)
Series T, 3.80%(e)		417	388,407
Series U, 3.65%(e)		456	416,493
UBS Group AG
4.38%(b)(e)		1,140	937,446
4.88%(b)(e)		770	707,027
7.00%(e)(f)		273	272,400
9.25%(b)(e)		883	996,498
9.25%(b)(e)		335	362,964

			6,146,178

66	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance — 0.0%
Capital One Financial Corp., Series M, 3.95%(e)	USD	217	$192,756

Electric Utilities — 0.6%
American Electric Power Co., Inc., 5.70%, 08/15/25		1,383	1,385,830
Edison International, 7.88%, 06/15/54		565	580,439
Southern Co. (The), 4.48%, 08/01/24(d)		662	658,707

			2,624,976

Insurance — 0.1%
Sumitomo Life Insurance Co., 5.88%(b)(e)		240	239,057

Oil, Gas & Consumable Fuels — 0.2%
BP Capital Markets PLC, 6.45%(e)		605	626,532
Transcanada Trust, 5.60%, 03/07/82		38	34,690

			661,222

Total Preferred Securities — 4.9% (Cost: $20,504,151)			20,717,687

U.S. Treasury Obligations
U.S. Treasury Bonds
4.75%, 11/15/43		225	233,402
3.00%, 05/15/45		250	199,317
2.75%, 08/15/47		2,110	1,579,038
U.S. Treasury Notes, 4.63%, 02/28/26		4,800	4,796,063

Total U.S. Treasury Obligations — 1.6% (Cost: $7,007,218)			6,807,820

Total Long-Term Investments — 98.4% (Cost: $427,762,747)			416,800,288

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.9%
Dreyfus Treasury Securities Cash Management, Institutional Class, 5.19%(g)	3,672,106	$3,672,106

Total Short-Term Securities — 0.9%
(Cost: $3,672,106)		3,672,106

Options Purchased — 0.2%
(Cost: $859,491)		951,410

Total Investments — 99.5%
(Cost: $432,294,344)		421,423,804
Other Assets Less Liabilities — 0.5%		2,173,236

Net Assets — 100.0%		$423,597,040

(a)	When-issued security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Perpetual security with no stated maturity date.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Annualized 7-day yield as of period end.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Bonds (30 Year)	24	06/18/24	$2,891	$(21,449)
U.S. Treasury Notes (10 Year)	2	06/18/24	222	278
U.S. Ultra Treasury Bonds	69	06/18/24	8,901	21,739
U.S. Treasury Notes (2 Year)	193	06/28/24	39,465	(88,905)
U.S. Treasury Notes (5 Year)	248	06/28/24	26,540	63,681

				(24,656)

Short Contracts
U.S. Ultra Treasury Notes (10 Year)	78	06/18/24	8,940	7,724

				$(16,932)

S C H E D U L E S O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio

OTC Interest Rate Swaptions Purchased

								Notional
	Paid by the Fund		Received by the Fund			Expiration	Exercise	Amount

Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	(000)	Value

Put
2-Year Interest Rate Swap, 01/18/27	3.96%	Annual	1-day SOFR, 5.34%	Annual	Bank of America N.A.	01/16/25	3.96%	USD 60,200	$470,983
10-Year Interest Rate Swap, 02/14/35	4.27%	Annual	1-day SOFR, 5.34%	Annual	JPMorgan Chase Bank N.A.	02/12/25	4.27%	USD 14,340	211,308
30-Year Interest Rate Swap, 03/07/55	3.75%	Annual	1-day SOFR, 5.34%	Annual	Deutsche Bank AG	03/05/25	3.75%	USD 6,380	269,119

									951,410

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)		Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.42.V1	1.00%	Quarterly	06/20/29	BBB+	USD	10,050	$(230,375)	$(218,225)	$(12,150)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

									Upfront
							Notional		Premium	Unrealized
Paid by the Fund		Received by the Fund		Effective	Termination		Amount		Paid	Appreciation

Rate	Frequency	Rate	Frequency	Date	Date		(000)	Value	(Received)	(Depreciation)

1-day SOFR, 5.34%	Annual	3.83%	Annual	01/14/25(a)	01/14/27	USD	6,790	$(12,904)	$—	$(12,904)
1-day SOFR, 5.34%	Annual	3.44%	Annual	01/21/25(a)	01/21/27	USD	21,130	(188,830)	—	(188,830)
1-day SOFR, 5.34%	Annual	3.98%	Annual	01/21/25(a)	01/21/27	USD	3,360	3,221	585	2,636
3.80%	Annual	1-day SOFR, 5.34%	Annual	01/21/25(a)	01/21/27	USD	1,870	4,375	(844)	5,219
1-day SOFR, 5.34%	Annual	3.77%	Annual	02/14/25(a)	02/14/35	USD	4,431	25,623	—	25,623
1-day SOFR, 5.34%	Annual	3.81%	Annual	02/14/25(a)	02/14/35	USD	770	6,905	(107)	7,012
3.62%	Annual	1-day SOFR, 5.34%	Annual	02/14/25(a)	02/14/35	USD	180	1,072	(40)	1,112
3.67%	Annual	1-day SOFR, 5.34%	Annual	03/04/25(a)	03/04/35	USD	500	902	(275)	1,177
1-day SOFR, 5.34%	Annual	3.40%	Annual	03/07/25(a)	03/07/55	USD	1,952	(40,371)	—	(40,371)
1-day SOFR, 5.34%	Annual	3.57%	Annual	03/07/25(a)	03/07/55	USD	480	4,251	1,286	2,965

								$(195,756)	$605	$(196,361)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

AutoZone, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/29	USD	1,330	$(46,330)	$(42,175)	$(4,155)
Conagra Brands, Inc.	1.00	Quarterly	Bank of America N.A.	06/20/29	USD	744	(16,672)	(14,295)	(2,377)
CVS Health Corp.	1.00	Quarterly	Bank of America N.A.	06/20/29	USD	1,330	(37,460)	(34,883)	(2,577)
Dow Chemical Co. (The)	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/29	USD	1,330	(23,012)	(20,396)	(2,616)
DR Horton, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/29	USD	1,330	(35,031)	(29,337)	(5,694)
Lowe’s Cos., Inc.	1.00	Quarterly	Bank of America N.A.	06/20/29	USD	1,330	(43,751)	(38,462)	(5,289)
Tyson Foods, Inc.	1.00	Quarterly	Bank of America N.A.	06/20/29	USD	1,330	(25,744)	(22,923)	(2,821)

							$(228,000)	$(202,471)	$(25,529)

68	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received	)	Unrealized Appreciation (Depreciation)

Verizon Communications, Inc.	1.00%	Quarterly	Deutsche Bank AG	12/20/24	BBB+	USD	2,211	$12,353	$4,345		$8,008
Bank of America Corp.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	A-	USD	2,180	46,297	11,707		34,590
Teck Resources Ltd.	5.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	790	142,983	139,324		3,659

								$201,633	$155,376		$46,257

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$1,871	$(219,491)	$45,744	$(254,255)
OTC Swaps	155,376	(202,471)	46,257	(25,529)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$93,422	$—	$93,422
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	951,410	—	951,410
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	45,744	—	45,744
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	201,633	—	—	—	—	201,633

	$—	$201,633	$—	$—	$1,090,576	$—	$1,292,209

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$110,354	$—	$110,354
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	12,150	—	—	242,105	—	254,255
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	—	228,000	—	—	—	—	228,000

	$—	$240,150	$—	$—	$352,459	$—	$592,609

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

S C H E D U L E S O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(242,986)	$—	$(242,986)
Options purchased(a)	—	—	—	—	(35,993)	—	(35,993)
Options written	—	—	—	—	383,437	—	383,437
Swaps	—	(251,504)	—	—	(199,523)	—	(451,027)

	$—	$(251,504)	$—	$—	$(95,065)	$—	$(346,569)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(560,239)	$—	$(560,239)
Options purchased(b)	—	—	—	—	91,919	—	91,919
Swaps	—	(22,045)	—	—	(196,361)	—	(218,406)

	$—	$(22,045)	$—	$—	$(664,681)	$—	$(686,726)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$57,165,360
Average notional value of contracts — short	$29,442,305
Options:
Average notional value of swaption contracts purchased	$20,230,000
Average notional value of swaption contracts written	$62,901,250
Credit default swaps
Average notional value — buy protection	$17,379,379
Average notional value — sell protection	$6,715,804
Interest rate swaps
Average notional value — pays fixed rate	$15,297,000
Average notional value — received fixed rate	$21,510,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options(a)	$951,410	$—
Swaps — centrally cleared	—	34,735
Swaps — OTC(b)	201,633	228,000

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,153,043	$262,735

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(34,735)

Total derivative assets and liabilities subject to an MNA	$1,153,043	$228,000

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

70	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Bank of America N.A.	$613,966	$(123,627)	$—	$(410,000)	$80,339
Deutsche Bank AG	281,472	—	—	—	281,472
JPMorgan Chase Bank N.A.	257,605	—	—	(257,605)	—

	$1,153,043	$(123,627)	$—	$(667,605)	$361,811

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)

Bank of America N.A.	$123,627	$(123,627)	$—	$—	$—
Barclays Bank PLC	35,031	—	—	—	35,031
Citibank N.A.	46,330	—	—	—	46,330
Morgan Stanley & Co. International PLC	23,012	—	—	—	23,012

	$228,000	$(123,627)	$—	$—	$104,373

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$365,103,416	$—	$365,103,416
Foreign Agency Obligations	—	6,463,821	—	6,463,821
Foreign Government Obligations	—	11,986,939	—	11,986,939
Municipal Bonds	—	5,720,605	—	5,720,605
Preferred Securities	—	20,717,687	—	20,717,687
U.S. Treasury Obligations	—	6,807,820	—	6,807,820
Short-Term Securities
Money Market Funds	3,672,106	—	—	3,672,106
Options Purchased
Interest Rate Contracts	—	951,410	—	951,410

	$3,672,106	$417,751,698	$—	$421,423,804

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$46,257	$—	$46,257
Interest Rate Contracts	93,422	45,744	—	139,166

S C H E D U L E S O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2024	BATS: Series C Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities
Credit Contracts	$—	$(37,679)	$—	$(37,679)
Interest Rate Contracts	(110,354)	(242,105)	—	(352,459)

	$(16,932)	$(187,783)	$—	$(204,715)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

72	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2024	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

Alabama — 4.9%
Black Belt Energy Gas District
RB, Series A, 05/01/55(a)(b)	USD	535	$577,445
Refunding RB, 4.00%, 06/01/51(a)		1,715	1,726,117
County of Jefferson Sewer Revenue, Refunding RB, 5.25%, 10/01/49		3,020	3,243,103
Hoover IDB, RB, AMT, 6.38%, 11/01/50(a)		1,295	1,395,251
Southeast Alabama Gas Supply District (The)
Refunding RB, 5.00%, 06/01/49(a)		6,000	6,427,586
Refunding RB, Series A, 5.00%, 08/01/54(a)		4,000	4,297,794
Southeast Energy Authority Cooperative District
RB, Series A, 4.00%, 11/01/51(a)		1,785	1,781,338
RB, Series A-1, 5.50%, 01/01/53(a)		655	703,844

			20,152,478

Arizona — 1.9%
Arizona IDA
RB, 5.00%, 07/01/45(c)		265	240,714
RB, 7.10%, 01/01/55(c)		910	928,283
RB, 5.00%, 07/01/55(c)		285	245,334
RB, Series B, 5.13%, 07/01/47(c)		195	183,474
Refunding RB, 5.50%, 07/01/52(c)		610	569,008
Refunding RB, Series A, 5.00%, 07/01/26(c)		175	174,429
Refunding RB, Series A, 5.13%, 07/01/37(c)		605	608,773
Refunding RB, Series G, 5.00%, 07/01/47(c)		185	172,430
Chandler IDA, RB, AMT, 5.00%, 06/01/49(a)		200	200,212
City of Phoenix Arizona IDA (The), RB, 5.00%, 07/01/46(c)		570	537,746
County of Pima IDA (The)
RB, 5.13%, 07/01/39		145	137,322
RB, 5.25%, 07/01/49		180	161,545
Refunding RB, 4.00%, 06/15/51(c)		625	471,951
Refunding RB, 5.00%, 07/01/56(c)		295	256,017
La Paz County IDA, RB, 5.88%, 06/15/48(c)		285	261,433
Maricopa County IDA
RB, 5.25%, 10/01/40(c)		280	282,516
RB, 5.50%, 10/01/51(c)		280	277,755
RB, AMT, 4.00%, 10/15/47(c)		1,470	1,292,842
Refunding RB, Series A, 4.13%, 09/01/38		230	234,228
Salt Verde Financial Corp., RB, 5.00%, 12/01/37		500	546,126

			7,782,138

Arkansas — 2.0%
Arkansas Development Finance Authority
RB, AMT, 4.50%, 09/01/49(c)		2,600	2,565,772
RB, AMT, 4.75%, 09/01/49(c)		4,165	4,138,342
RB, AMT, 5.70%, 05/01/53		350	361,400
RB, AMT, Series A, 6.88%, 07/01/48(c)		900	967,910

			8,033,424

California — 2.9%
California HFA, RB, Series 2021-3, Class A, 3.25%, 08/20/36		945	870,941
California Municipal Finance Authority
RB, 5.63%, 07/01/44(c)		150	149,757
RB, AMT, 4.00%, 07/15/29		2,500	2,461,525
California School Finance Authority
RB, Series A, 6.75%, 11/01/45(c)		250	251,480
Refunding RB, 5.00%, 07/01/51(c)		300	300,314
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44(c)		250	212,562
California Statewide Financing Authority RB, 6.00%, 05/01/43		315	315,169

Security		Par (000)	Value

California (continued)
California Statewide Financing Authority RB, 6.00%, 05/01/43	USD	85	$85,046
City of Los Angeles Department of Airports, RB, AMT, 5.25%, 05/15/47		1,500	1,622,998
CMFA Special Finance Agency I, RB, Series A-2, 4.00%, 04/01/56(c)		1,505	1,128,654
CSCDA Community Improvement Authority
RB, 4.00%, 10/01/46(c)		1,055	823,298
RB, 4.00%, 07/01/56(c)		205	152,213
RB, 4.00%, 03/01/57(c)		505	361,529
RB, 4.00%, 07/01/58(c)		300	200,311
RB, 4.00%, 07/01/58(c)		265	183,175
RB, 4.00%, 12/01/59(c)		435	284,580
RB, 4.00%, 12/01/59(c)		1,080	621,440
RB, Series A, 3.00%, 09/01/56(c)		1,090	723,108
Golden State Tobacco Securitization Corp., Refunding RB, Series B-2, 0.00%, 06/01/66(d)		2,845	321,040
Hastings Campus Housing Finance Authority, RB, Series A, 0.00%, 07/01/61(c)(d)		1,045	430,228
San Francisco City & County Redevelopment Agency Successor Agency, TA, 0.00%, 08/01/31(c)(d)		580	407,279

			11,906,647

Colorado — 2.9%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47		1,000	872,321
Aurora Crossroads Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/50		500	465,677
Aviation Station North Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/48		500	455,100
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(c)		500	392,866
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(c)		155	144,637
City & County of Denver Airport System Revenue, Refunding RB, AMT, Series A, 4.13%, 11/15/53		455	430,968
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 12/15/45(c)		500	487,207
Colorado Health Facilities Authority
RB, 5.25%, 11/01/39		195	221,742
RB, 5.50%, 11/01/47		120	133,495
RB, 5.25%, 11/01/52		305	329,011
RB, Series A, 5.00%, 05/15/35		250	203,175
RB, Series A, 5.00%, 05/15/44		270	184,700
RB, Series A, 5.00%, 05/15/49		420	271,060
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40		950	962,293
First Creek Village Metropolitan District
GO, Series A, 5.00%, 12/01/39		600	601,306
GO, Series A, 5.00%, 08/01/49		540	521,335
Highlands Metropolitan District No. 1, GO, 5.00%, 12/01/51		575	516,906
Lanterns Metropolitan District No. 2, GO, Series A, 4.50%, 12/01/50		500	376,196
Loretto Heights Community Authority, RB, 4.88%, 12/01/51		570	458,223
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48		500	494,741
North Range Metropolitan District No. 3, GO, Series A, 5.25%, 12/01/50		500	480,128
Palisade Metropolitan District No. 2, GO, 7.25%, 12/15/49		675	637,772

S C H E D U L E S O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2024	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Colorado (continued)
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(c)	USD	725	$491,188
Southlands Metropolitan District No. 1, GO, Refunding, Series A-1, 5.00%, 12/01/37		250	247,987
Thompson Crossing Metropolitan District No. 4, GO, Refunding, 5.00%, 12/01/49		645	592,183
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51		560	482,237
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48		500	475,221

			11,929,675

Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/55(c)		470	365,893
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(c)		675	675,150

			1,041,043

Delaware — 0.2%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(c)		665	639,976

District of Columbia — 1.6%
District of Columbia Tobacco Settlement Financing Corp.
RB, 0.00%, 06/15/46(d)		8,970	2,168,549
RB, 0.00%, 06/15/46(d)		10,325	2,241,959
RB, 0.00%, 06/15/55(d)		19,300	2,021,624

			6,432,132

Florida — 8.0%
Brevard County Health Facilities Authority
Refunding RB, 4.00%, 11/15/26(c)		475	460,384
Refunding RB, 4.00%, 11/15/28(c)		510	490,032
Refunding RB, 4.00%, 11/15/30(c)		555	520,148
Refunding RB, 4.00%, 11/15/34(c)		650	595,566
Refunding RB, 5.00%, 04/01/47		505	532,368
Refunding RB, 5.00%, 04/01/52		715	748,683
Buckhead Trails Community Development District
Special Assessment RB, 05/01/44(b)		350	349,782
Special Assessment RB, Series 2022, 5.75%, 05/01/52		210	217,120
Cabot Citrus Farms Community Development District, Special Assessment RB, 5.25%, 03/01/29		675	680,887
Capital Region Community Development District, Special Assessment Refunding RB, Series A-2, 4.60%, 05/01/31		470	470,676
Capital Trust Agency, Inc.
RB, 5.00%, 06/15/49(c)		100	97,062
RB, 5.75%, 06/01/54(c)		420	344,848
RB, 5.00%, 01/01/55(c)		1,570	1,308,550
RB, 4.88%, 06/15/56(c)		1,335	1,060,763
RB, 0.00%, 07/01/61(c)(d)		10,070	683,862
Celebration Pointe Community Development District No. 1, Special Assessment RB, 5.13%, 05/01/45		235	232,172
Charlotte County IDA, RB, 5.00%, 10/01/49(c)		615	613,134
Coral Creek Community Development District, Special Assessment RB, 5.75%, 05/01/54		140	143,549
County of Miami-Dade Seaport Department, Refunding RB, AMT, Series A, 5.25%, 10/01/52		460	484,099
County of Osceola Transportation Revenue
Refunding RB, Series A-2, 0.00%, 10/01/46(d)		935	297,370
Refunding RB, Series A-2, 0.00%, 10/01/47(d)		900	270,819
Refunding RB, Series A-2, 0.00%, 10/01/48(d)		635	191,307

Security		Par (000)	Value

Florida (continued)
County of Osceola Transportation Revenue Refunding RB, Series A-2, 0.00%, 10/01/49(d)	USD	525	$140,569
Crosswinds East Community Development District, Special Assessment RB, 5.75%, 05/01/54		105	105,125
Darby Community Development District, Special Assessment RB, Series 2, 5.88%, 05/01/35		1,025	1,007,664
Escambia County Health Facilities Authority
Refunding RB, 4.00%, 08/15/45		3,060	2,700,028
Refunding RB, (AGM), 3.00%, 08/15/50		2,500	1,857,640
Florida Development Finance Corp.
RB, 5.25%, 06/01/55(c)		645	513,697
RB, 5.13%, 06/15/55(c)		2,490	2,141,727
RB, 6.50%, 06/30/57(c)		265	250,559
RB, Series A, 6.13%, 06/15/44(c)		45	45,037
RB, Series C, 5.75%, 12/15/56(c)		370	305,093
RB, AMT, 6.13%, 07/01/32(a)(c)		1,375	1,403,464
RB, AMT, Series C, 07/01/57(a)(b)(c)		1,000	999,986
Refunding RB, 4.00%, 06/01/46(c)		300	206,587
Refunding RB, Series A, 4.50%, 12/15/56(c)		1,085	804,739
Grand Oaks Community Development District
Special Assessment RB, 4.25%, 05/01/40		210	190,622
Special Assessment RB, 4.50%, 05/01/52		235	205,055
Harbor Bay Community Development District, Special Assessment Refunding RB, Series A-2, 3.70%, 05/01/33		370	338,637
Lakewood Ranch Stewardship District
Special Assessment RB, 3.13%, 05/01/25		140	138,862
Special Assessment RB, 3.25%, 05/01/29		225	216,699
Special Assessment RB, 4.75%, 05/01/29		180	181,214
Special Assessment RB, 4.88%, 05/01/35		150	149,761
Special Assessment RB, 4.40%, 05/01/39		525	491,940
Special Assessment RB, 5.30%, 05/01/39		205	207,728
Special Assessment RB, 5.50%, 05/01/39(c)		25	25,555
Special Assessment RB, 5.45%, 05/01/48		365	367,391
Special Assessment RB, 5.65%, 05/01/48(c)		115	116,766
Special Assessment RB, 4.00%, 05/01/49(c)		200	163,582
Special Assessment RB, 3.90%, 05/01/50		240	195,242
Orange County Health Facilities Authority, RB, 5.00%, 08/01/35		250	253,083
Osceola Chain Lakes Community Development District, Special Assessment RB, 3.25%, 05/01/25		150	148,996
Parker Road Community Development District
Special Assessment Refunding RB, 3.10%, 05/01/25		100	98,895
Special Assessment Refunding RB, 3.38%, 05/01/30		335	312,640
Poitras East Community Development District, Special Assessment RB, 5.00%, 05/01/43		355	348,884
Portico Community Development District
Special Assessment RB, Series 2, 3.25%, 05/01/31		100	92,721
Special Assessment RB, Series 2, 4.00%, 05/01/50		425	344,865
Preserve at South Branch Community Development District
Special Assessment RB, 3.25%, 11/01/24		25	24,832
Special Assessment RB, 3.50%, 11/01/30		200	189,399
Sandridge Community Development District
Special Assessment RB, Series A1, 3.88%, 05/01/41		135	118,300
Special Assessment RB, Series A1, 4.00%, 05/01/51		130	106,882

74	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Florida (continued)
Sawyers Landing Community Development District, Special Assessment RB, 4.25%, 05/01/53	USD	815	$624,356
Seminole County IDA, Refunding RB, 5.75%, 11/15/54		595	484,379
Shadowlawn Community Development District, Special Assessment RB, 05/01/54(b)		920	921,265
Southern Groves Community Development District No. 5, Special Assessment Refunding RB, 3.60%, 05/01/34		365	328,366
Tolomato Community Development District, Special Assessment Refunding RB, Sub-Series A-2, 4.25%, 05/01/37		185	172,690
Trout Creek Community Development District
Special Assessment RB, 5.00%, 05/01/28		240	242,098
Special Assessment RB, 5.63%, 05/01/45		200	201,093
West Villages Improvement District
Special Assessment RB, 4.25%, 05/01/29		100	98,775
Special Assessment RB, 4.75%, 05/01/39		190	186,157
Special Assessment RB, 5.00%, 05/01/50		290	280,599
Special Assessment RB, 5.63%, 05/01/54		220	217,479
Westside Community Development District, Special Assessment Refunding RB, 3.75%, 05/01/29(c)		805	786,991
Windward at Lakewood Ranch Community
Development District
Special Assessment RB, 4.00%, 05/01/42		55	47,904
Special Assessment RB, 4.25%, 05/01/52		165	137,909

			33,033,708

Georgia — 0.9%
Development Authority of Cobb County (The), RB, Series A, 6.38%, 06/15/58(c)		145	140,683
East Point Business & IDA, RB, Series A, 5.25%, 06/15/62(c)		150	133,510
Main Street Natural Gas, Inc.
RB, Series A, 5.00%, 05/15/49		905	968,773
RB, Series B, 5.00%, 12/01/52(a)		1,635	1,718,184
Municipal Electric Authority of Georgia, RB, 5.00%, 07/01/52		645	669,776

			3,630,926

Idaho — 0.1%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43		330	325,447

Illinois — 3.3%
Chicago Board of Education
GO, Series D, 5.00%, 12/01/46		485	485,119
GO, Refunding, Series A, 5.00%, 12/01/30		505	530,168
GO, Refunding, Series B, 4.00%, 12/01/35		230	229,997
GO, Refunding, Series B, 4.00%, 12/01/41		930	871,790
GO, Refunding, Series C, 5.00%, 12/01/34		625	644,628
Chicago O’Hare International Airport, Refunding RB, Series D, 5.00%, 01/01/46		1,000	1,004,260
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 4.00%, 12/01/49		810	746,379
City of Chicago Wastewater Transmission Revenue, Refunding RB, Series C, 5.00%, 01/01/39		500	501,667
Cook County Community College District No. 508, GO, 5.25%, 12/01/30		920	920,516
Illinois Finance Authority, Refunding RB, 6.13%, 02/01/45		150	150,006
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46		2,000	1,956,602
Metropolitan Pier & Exposition Authority RB, 5.50%, 06/15/53		390	397,836

Security		Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority
RB, 5.00%, 06/15/57	USD	660	$672,827
Refunding RB, 4.00%, 06/15/50		1,895	1,764,662
State of Illinois
GO, 5.00%, 04/01/31		1,000	1,000,869
GO, 5.00%, 05/01/39		1,275	1,276,598
GO, Series D, 5.00%, 11/01/28		295	313,007
GO, Refunding, Series B, 5.00%, 10/01/27		105	111,081

			13,578,012

Indiana — 0.3%
City of Vincennes, Refunding RB, 6.25%, 01/01/29(c)(e)(f)		325	225,875
Indiana Finance Authority, RB, AMT, 6.75%, 05/01/39		640	709,701
Indianapolis Local Public Improvement Bond Bank, RB, Series E, 6.00%, 03/01/53		400	427,248

			1,362,824

Iowa — 0.6%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46		570	530,951
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, 3.50%, 12/01/44		2,000	1,618,669
PEFA, Inc., RB, 5.00%, 09/01/49(a)		400	408,786

			2,558,406

Kentucky — 0.6%
City of Henderson, RB, AMT, 4.70%, 01/01/52(c)		130	128,000
Kentucky Public Energy Authority, RB, Series C, 4.00%, 02/01/50(a)		2,310	2,329,685

			2,457,685

Louisiana — 0.7%
Lafayette Parish School Board Sale Tax Revenue
RB, 4.00%, 04/01/48		175	173,567
RB, 4.00%, 04/01/53		110	105,539
Louisiana Public Facilities Authority
RB, 5.25%, 06/01/51(c)		455	378,383
RB, 5.25%, 06/01/60(c)		840	669,023
RB, Series A, 6.50%, 06/01/62(c)		150	143,849
RB, AMT, Series R2, 6.50%, 10/01/53(a)(c)		505	534,117
Parish of St. James, RB, Series 2, 6.35%, 07/01/40(c) .		950	1,035,087

			3,039,565

Maine — 0.1%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(c)		670	525,142

Maryland — 1.4%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, 5.25%, 07/01/44		250	250,150
City of Baltimore
RB, 4.88%, 06/01/42		170	170,558
Refunding TA, 3.20%, 06/01/30(c)		200	185,113
Refunding TA, 3.25%, 06/01/31(c)		225	205,939
Refunding TA, 3.30%, 06/01/32(c)		500	453,753
Refunding TA, 3.35%, 06/01/33(c)		540	486,272
Refunding TA, 3.40%, 06/01/34(c)		570	510,737
Refunding TA, 3.45%, 06/01/35(c)		610	543,735
Maryland EDC, RB, AMT, 5.25%, 06/30/47		570	596,953
Maryland Health & Higher Educational Facilities Authority
RB, 7.00%, 03/01/55(c)		1,940	2,016,528
Refunding RB, 5.00%, 07/01/40		500	504,815

			5,924,553

S C H E D U L E S O F I N V E S T M E N T S	75

Schedule of Investments (continued) March 31, 2024	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Massachusetts — 0.8%
Massachusetts Development Finance Agency
RB, 5.00%, 01/01/48	USD	1,000	$1,002,582
RB, 5.00%, 10/01/54		710	658,129
RB, Series A, 5.00%, 01/01/47		500	501,143
RB, Series N, 5.00%, 07/01/44		500	501,113
Massachusetts HFA
Refunding RB, AMT, Series A, 4.45%, 12/01/42		310	300,196
Refunding RB, AMT, Series A, 4.50%, 12/01/47		490	478,603

			3,441,766

Michigan — 0.6%
Michigan Strategic Fund
RB, 5.00%, 11/15/42		210	194,016
RB, AMT, 4.00%, 10/01/61(a)		1,200	1,197,968
Wayne County Airport Authority
RB, Series B, 5.00%, 12/01/44		500	503,416
RB, Series D, 5.00%, 12/01/40		500	512,756
RB, AMT, 5.00%, 12/01/39		250	251,986

			2,660,142

Minnesota — 1.1%
City of Deephaven, Refunding RB, 5.25%, 07/01/37		605	606,894
City of Forest Lake, Refunding RB, 5.00%, 07/01/56		2,140	1,785,925
City of Minneapolis, RB, Series A, 5.75%, 07/01/55		960	819,827
Duluth EDA, Refunding RB, 5.25%, 02/15/58		425	432,760
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/38(c)		240	241,528
Minnesota HFA, RB, (GNMA/FNMA/FHLMC COL), Series M, 6.00%, 01/01/53		695	738,592

			4,625,526

Missouri — 0.8%
City of St. Louis Missouri IDA (The), Refunding RB, 4.38%, 11/15/35		215	173,982
Kansas City IDA
RB, Series C, 7.50%, 11/15/46		64	51,137
RB, AMT, 5.00%, 03/01/54		1,275	1,310,137
Refunding RB, 2.00%, 11/15/46		52	2,317
Refunding RB, 5.00%, 11/15/46		116	95,263
Kansas City Land Clearance Redevelopment Authority
TA, 4.38%, 02/01/31(c)		640	594,860
TA, 5.00%, 02/01/40(c)		260	242,044
St. Louis County IDA, Refunding RB, 5.00%, 09/01/37		695	680,165

			3,149,905

Montana — 0.8%
City of Forsyth, Refunding RB, Series A, 3.90%, 03/01/31(a)		3,500	3,413,078

Nebraska — 0.1%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45		500	506,751

Nevada — 0.2%
City of Las Vegas Special Improvement District No. 815, Special Assessment RB, 5.00%, 12/01/49		190	174,757
Tahoe-Douglas Visitors Authority
RB, 5.00%, 07/01/40		405	417,004
RB, 5.00%, 07/01/45		280	285,205

			876,966

New Hampshire — 0.5%
New Hampshire Business Finance Authority
RB, Series 2024-1, Class A, 4.25%, 07/01/51		625	621,066
RB, Series A, 4.13%, 08/15/40		320	274,479

Security		Par (000)	Value

New Hampshire (continued)
New Hampshire Business Finance Authority
RB, Series A, 4.25%, 08/15/46	USD	365	$294,160
RB, Series A, 4.50%, 08/15/55		755	600,171
Refunding RB, 4.63%, 11/01/42(c)		320	284,237
Refunding RB, AMT, 4.88%, 11/01/42(c)		130	116,427

			2,190,540

New Jersey — 2.8%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/39		250	251,916
Middlesex County Improvement Authority
RB, Series B, 6.13%, 01/01/25		555	6,854
RB, Series B, 6.25%, 01/01/37		1,210	14,944
New Jersey EDA
RB, 5.25%, 11/01/54(c)		945	831,068
RB, Series WW, 5.25%, 06/15/40		55	56,211
RB, Series WW, 5.25%, 06/15/40		945	965,813
RB, AMT, 6.50%, 04/01/31		75	75,258
Refunding RB, Series A, 6.00%, 08/01/49(c)		250	250,054
New Jersey Health Care Facilities Financing Authority
RB, 4.00%, 07/01/51		1,065	1,029,202
Refunding RB, 4.25%, 07/01/44		395	395,266
Refunding RB, 5.00%, 07/01/44		220	220,541
New Jersey Higher Education Student Assistance Authority
Refunding RB, AMT, Series C, 4.25%, 12/01/50		1,540	1,419,502
Refunding RB, AMT, Sub-Series C, 3.63%, 12/01/49		820	662,898
New Jersey Transportation Trust Fund Authority
RB, Series AA, 5.25%, 06/15/41		205	209,209
RB, Series AA, 4.00%, 06/15/45		3,000	2,927,838
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35		375	398,044
Refunding RB, Sub-Series B, 5.00%, 06/01/46		1,675	1,700,718

			11,415,336

New York — 6.5%
Build NYC Resource Corp.
RB, Series A, 6.13%, 07/01/43		385	401,072
RB, Series A, 6.38%, 07/01/53		705	727,314
Refunding RB, AMT, 5.00%, 01/01/35(c)		485	486,813
County of Cattaraugus, RB, 5.00%, 05/01/44		195	195,070
Hempstead Town Local Development Corp., RB, 5.00%, 07/01/44		500	500,317
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56		125	95,725
Metropolitan Transportation Authority, RB, Series B, 3.00%, 11/15/25		165	162,334
New York City Housing Development Corp., RB, Series C-1, 4.20%, 11/01/44		1,000	978,869
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series E-1, 4.00%, 02/01/49		2,845	2,708,442
New York Counties Tobacco Trust IV, Refunding RB, Series A, 5.00%, 06/01/42		915	869,410
New York Counties Tobacco Trust VI, Refunding RB, Series 2B, 5.00%, 06/01/51		835	776,275
New York State Dormitory Authority, Refunding RB, Series A, 3.00%, 03/15/51		800	595,387
New York State Thruway Authority
Refunding RB, Series A, 4.00%, 03/15/49		3,690	3,519,401
Refunding RB, Series B, 4.00%, 01/01/45		1,190	1,154,237
New York Transportation Development Corp. RB, AMT, 5.00%, 07/01/34		500	501,005

76	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

New York (continued)
New York Transportation Development Corp.
RB, AMT, 5.00%, 10/01/35	USD	710	$747,582
RB, AMT, 5.63%, 04/01/40		500	545,116
RB, AMT, 5.00%, 12/01/40		830	890,239
RB, AMT, 4.00%, 04/30/53		640	538,810
RB, AMT, 6.00%, 06/30/54		6,000	6,646,035
Refunding RB, AMT, 5.38%, 08/01/36		865	905,888
Oneida Indian Nation of New York, RB, Series B, 6.00%, 09/01/43(c)		270	285,135
Suffolk Regional Off-Track Betting Co., RB, 12/01/34(b)		405	411,083
Westchester County Local Development Corp.
Refunding RB, 5.00%, 07/01/41(c)		510	492,822
Refunding RB, 5.00%, 07/01/56(c)		560	518,192
Westchester Tobacco Asset Securitization Corp.
Refunding RB, Sub-Series C, 4.00%, 06/01/42		670	628,561
Refunding RB, Sub-Series C, 5.13%, 06/01/51		500	502,795

			26,783,929

North Carolina — 0.3%
North Carolina HFA, RB, (GNMA/FNMA/FHLMC), 6.00%, 07/01/53		805	856,610
North Carolina Medical Care Commission, Refunding RB, Series A, 5.25%, 01/01/41		230	219,465
Town of Mooresville, Special Assessment RB, 5.38%, 03/01/40(c)		250	250,494

			1,326,569

North Dakota — 0.3%
City of Grand Forks, RB, (AGM), Series A, 5.00%, 12/01/53		350	367,442
County of Cass, Refunding RB, 5.25%, 02/15/58		855	882,354

			1,249,796

Ohio — 2.8%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55		8,895	8,398,362
County of Hamilton
Refunding RB, 5.00%, 01/01/46		190	171,254
Refunding RB, 4.00%, 08/15/50		915	857,854
County of Hardin
Refunding RB, 5.00%, 05/01/30		140	137,905
Refunding RB, 5.25%, 05/01/40		145	138,565
Refunding RB, 5.50%, 05/01/50		670	610,864
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(c)		790	722,570
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(c)		265	222,292
State of Ohio, RB, AMT, Series P-3, 5.00%, 06/30/53		370	370,448

			11,630,114

Oklahoma — 1.4%
Oklahoma Development Finance Authority
RB, 7.25%, 09/01/51(c)		3,290	3,452,062
RB, Series B, 5.00%, 08/15/38		475	486,310
RB, Series B, 5.50%, 08/15/52		580	596,114
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(c)		235	215,535
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45		965	913,980

			5,664,001

Oregon — 1.3%
Clackamas County Hospital Facility Authority, Refunding RB, Series A, 5.25%, 11/15/50		200	187,958

Security		Par (000)	Value

Oregon (continued)
Clackamas County School District No. 12 North Clackamas, GO, (School Bond Guaranty), Series A, 0.00%, 06/15/38(d)	USD	275	$143,805
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, 5.50%, 10/01/49		150	151,485
Oregon State Facilities Authority, RB, 5.25%, 06/15/55(c)		305	272,734
Salem Hospital Facility Authority, Refunding RB, 4.00%, 05/15/49		5,000	4,527,306
Yamhill County Hospital Authority, Refunding RB, 5.00%, 11/15/36		300	261,547

			5,544,835

Pennsylvania — 2.2%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(c)		2,125	2,144,127
Bucks County IDA, RB, 4.00%, 07/01/46		200	141,496
Montgomery County Higher Education & Health Authority, Refunding RB, 4.00%, 09/01/49		1,255	1,168,926
Montgomery County IDA, RB, 5.00%, 11/15/45		875	897,053
Pennsylvania Economic Development Financing Authority
RB, AMT, 5.75%, 06/30/48		490	543,816
RB, AMT, 5.25%, 06/30/53		770	818,248
Refunding RB, AMT, 5.50%, 11/01/44		500	500,081
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47		1,010	754,574
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44		1,045	1,047,624
Philadelphia Authority for Industrial Development RB, 5.25%, 11/01/52		235	246,856
Refunding RB, Series 2015, 5.00%, 04/01/45		500	502,965
School District of Philadelphia (The), GO, Series A, 5.50%, 09/01/48		265	298,711

			9,064,477

Puerto Rico — 8.1%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)		19,285	1,528,756
Commonwealth of Puerto Rico
GO, Series A, 0.00%, 07/01/33(d)		537	353,733
GO, Series A1, 5.63%, 07/01/29		1,049	1,143,655
GO, Series A1, 5.75%, 07/01/31		440	491,948
GO, Series A1, 4.00%, 07/01/33		418	415,346
GO, Series A1, 4.00%, 07/01/35		375	367,987
GO, Series A1, 4.00%, 07/01/37		322	311,892
GO, Series A1, 4.00%, 07/01/41		438	411,899
GO, Series A1, 4.00%, 07/01/46		455	416,603
GO, Sub-Series CW, 0.00%, 11/01/43(a)(d)(f)		2,899	1,673,405
GO, Sub-Series CW/CONV, 0.00%, 11/01/51(a)(d)(f) .		131	52,971
GO, Sub-Series CW/HTA-98, 0.00%, 11/01/51(a)(d)(f)		7,043	4,138,032
GO, Sub-Series CW/HTA-98, 0.00%, 11/01/51(a)(d)(f)		5,106	1,286,303
GO, Sub-Series CW/PRIFA, 0.00%, 11/01/51(a)(d)(f) .		5,894	2,786,542
Puerto Rico Electric Power Authority
RB, Series A, 5.00%, 07/01/29(e)(f)		385	100,823
RB, Series A, 7.00%, 07/01/33(e)(f)		1,795	470,070
RB, Series A, 6.75%, 07/01/36(e)(f)		775	202,955
RB, Series A, 5.00%, 07/01/42(e)(f)		325	85,110
RB, Series A, 7.00%, 07/01/43(e)(f)		175	45,829
RB, Series A-1, 10.00%, 07/01/19(e)(f)		42	11,001
RB, Series A-2, 10.00%, 07/01/19(e)(f)		212	55,503
RB, Series A-3, 10.00%, 07/01/19(e)(f)		177	46,357

S C H E D U L E S O F I N V E S T M E N T S	77

Schedule of Investments (continued) March 31, 2024	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority
RB, Series B-3, 10.00%, 07/01/19(e)(f)	USD	177	$46,357
RB, Series C-1, 5.40%, 01/01/18(e)(f)		486	127,363
RB, Series C-2, 5.40%, 07/01/18(e)(f)		486	127,384
RB, Series C-3, 5.40%, 01/01/20(e)(f)		49	12,877
RB, Series C-4, 5.40%, 07/01/20(e)(f)		49	12,877
RB, Series CCC, 5.25%, 07/01/26(e)(f)		125	32,735
RB, Series CCC, 5.00%, 07/01/27(e)(f)		545	142,723
RB, Series CCC, 5.25%, 07/01/28(e)(f)		70	18,331
RB, Series D-1, 7.50%, 01/01/20(e)(f)		426	111,454
RB, Series D-2, 7.50%, 01/01/20(e)(f)		840	220,068
RB, Series D-4, 7.50%, 07/01/20(e)(f)		145	37,971
RB, Series TT, 5.00%, 07/01/18(e)(f)		160	41,900
RB, Series TT, 5.00%, 07/01/25(e)(f)		45	11,785
RB, Series TT, 5.00%, 07/01/26(e)(f)		190	49,757
RB, Series TT, 5.00%, 07/01/32(e)(f)		395	103,442
RB, Series WW, 5.50%, 07/01/17(e)(f)		110	28,807
RB, Series WW, 5.50%, 07/01/18(e)(f)		95	24,878
RB, Series WW, 5.50%, 07/01/19(e)(f)		70	18,331
RB, Series WW, 5.38%, 07/01/22(e)(f)		940	246,165
RB, Series WW, 5.38%, 07/01/24(e)(f)		65	17,022
RB, Series WW, 5.00%, 07/01/28(e)(f)		165	43,210
RB, Series WW, 5.25%, 07/01/33(e)(f)		75	19,641
RB, Series WW, 5.50%, 07/01/38(e)(f)		220	57,613
RB, Series XX, 5.25%, 07/01/27(e)(f)		50	13,094
RB, Series XX, 5.25%, 07/01/35(e)(f)		30	7,856
RB, Series XX, 5.75%, 07/01/36(e)(f)		600	157,126
RB, Series XX, 5.25%, 07/01/40(e)(f)		2,320	607,556
Refunding RB, Series AAA, 5.25%, 07/01/22(e)(f)		160	41,900
Refunding RB, Series AAA, 5.25%, 07/01/28(e)(f)		265	69,398
Refunding RB, Series AAA, 5.25%, 07/01/29(e)(f)		40	10,475
Refunding RB, Series DDD, 5.00%, 07/01/19(e)(f)		895	234,380
Refunding RB, Series UU, 0.00%, 07/01/17(a)(d)(e)(f).		30	7,856
Refunding RB, Series UU, 0.00%, 07/01/18(a)(d)(e)(f).		30	7,856
Refunding RB, Series UU, 0.00%, 07/01/20(a)(d)(e)(f).		250	65,469
Refunding RB, Series UU, 4.45%, 07/01/31(a)(e)(f)		300	78,563
Refunding RB, Series ZZ, 5.00%, 07/01/17(e)(f)		70	18,331
Refunding RB, Series ZZ, 5.25%, 07/01/19(e)(f)		235	61,541
Refunding RB, Series ZZ, 5.25%, 07/01/23(e)(f)		930	243,546
Refunding RB, Series ZZ, 5.25%, 07/01/24(e)(f)		150	39,282
Refunding RB, Series ZZ, 5.00%, 07/01/28(e)(f)		75	19,641
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
RB, AMT, Series 1, 6.75%, 01/01/45		165	197,012
RB, AMT, Series 2, 6.50%, 01/01/42		110	129,834
RB, AMT, Series 2, 6.75%, 01/01/45		165	196,434
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
RB, Series A-1, 0.00%, 07/01/29(d)		613	504,457
RB, Series A-1, 0.00%, 07/01/33(d)		496	346,996
RB, Series A-1, 0.00%, 07/01/46(d)		1,971	629,600
RB, Series A-1, 4.75%, 07/01/53		3,377	3,338,586
RB, Series A-1, 5.00%, 07/01/58		2,125	2,126,264
RB, Series A-2, 4.33%, 07/01/40		3,825	3,782,917
RB, Series A-2, 4.33%, 07/01/40		34	33,769
RB, Series A-2, 4.54%, 07/01/53		317	301,549
RB, Series A-2, 4.78%, 07/01/58		2,226	2,215,981
RB, Series B-1, 0.00%, 07/01/46(d)		477	152,559

			33,589,239

Rhode Island — 0.1%
Rhode Island Student Loan Authority, RB, AMT, Series A, 3.63%, 12/01/37		460	436,131

Security		Par (000)	Value

South Carolina — 0.9%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	USD	1,880	$2,012,642
South Carolina Jobs EDA
RB, 7.50%, 08/15/62(c)		325	292,488
Refunding RB, 4.00%, 11/15/27		105	100,969
Refunding RB, 5.00%, 02/01/38		200	206,352
Refunding RB, 5.00%, 02/01/38		800	821,057
South Carolina Public Service Authority, Refunding RB, Series B, 4.00%, 12/01/56		200	182,684

			3,616,192

Tennessee — 1.7%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44		250	250,108
Franklin Health & Educational Facilities Board, Refunding RB, 7.50%, 06/01/47(c)(e)(f)		1,205	131,224
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 4.00%, 10/01/49		220	190,296
Metropolitan Government Nashville & Davidson County IDB, Special Assessment RB, 0.00%, 06/01/43(c)(d)		685	250,813
Metropolitan Government Nashville & Davidson County Sports Authority, RB, (AGM), Series A, 5.25%, 07/01/48		935	1,043,895
Metropolitan Nashville Airport Authority (The)
RB, AMT, Series B, 5.25%, 07/01/35		320	363,419
RB, AMT, Series B, 5.50%, 07/01/36		265	305,002
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)		2,320	2,476,104
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)		1,750	1,848,597

			6,859,458

Texas — 6.8%
Angelina & Neches River Authority, RB, AMT, 7.50%, 12/01/45(c)		510	335,863
Arlington Higher Education Finance Corp.
RB, 5.63%, 08/15/54(c)		1,305	1,179,795
RB, 7.88%, 11/01/62(c)		280	282,656
Brazoria County IDC, RB, AMT, 7.00%, 03/01/39		375	346,478
Central Texas Turnpike System
Refunding RB, Series C, 5.00%, 08/15/37		200	200,791
Refunding RB, Series C, 5.00%, 08/15/42		250	250,910
City of Crandall, Special Assessment RB, 4.25%, 09/15/41(c)		230	207,055
City of Fate, Special Assessment RB, 08/15/54(b)(c)		100	100,114
City of Houston Airport System Revenue
RB, AMT, 4.00%, 07/01/41		700	651,755
RB, AMT, Series 1, 5.00%, 07/15/30		395	397,965
Refunding RB, AMT, 4.75%, 07/01/24		200	200,285
Refunding RB, AMT, 5.00%, 07/15/27		140	143,361
Refunding RB, AMT, 5.00%, 07/01/29		1,500	1,502,230
Refunding RB, AMT, Series C, 5.00%, 07/15/27		910	931,849
Refunding RB, AMT, Sub-Series A, 4.00%, 07/01/41		3,590	3,579,653
Refunding RB, AMT, (AGM), Series A, 5.25%, 07/01/48		485	523,136
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45		500	503,862
County of Hays, Special Assessment RB, 7.00%, 09/15/45		200	204,143
Dallas ISD, GO (Permanent School Fund Guaranteed), 5.00%, 02/15/48		1,375	1,486,202

78	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Texas (continued)
Del Valle ISD, GO (Permanent School Fund Guaranteed), 4.00%, 06/15/47	USD	1,335	$1,313,618
Fort Bend County IDC, RB, Series B, 4.75%, 11/01/42.		1,465	1,465,248
Fort Worth ISD, GO (Permanent School Fund Guaranteed), 4.00%, 02/15/48		230	223,195
Mission EDC, Refunding RB, AMT, 4.63%, 10/01/31(c) .		285	279,405
New Hope Cultural Education Facilities Finance Corp.
RB, 6.75%, 10/01/52		800	744,777
RB, Series A, 5.00%, 08/15/51(c)		250	227,147
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(c)		1,175	1,063,139
Newark Higher Education Finance Corp., RB, Series A, 5.50%, 08/15/35(c)		300	305,120
Port Beaumont Navigation District
RB, AMT, 2.75%, 01/01/36(c)		1,105	847,059
RB, AMT, 2.88%, 01/01/41(c)		350	251,792
RB, AMT, 3.00%, 01/01/50(c)		1,495	969,271
Refunding RB, AMT, 3.63%, 01/01/35(c)		1,375	1,180,647
Refunding RB, AMT, 4.00%, 01/01/50(c)		1,975	1,540,871
Tarrant County Cultural Education Facilities Finance Corp.
RB, 5.50%, 11/15/47		595	666,653
Refunding RB, 5.00%, 10/01/49		250	237,643
Texas Private Activity Bond Surface Transportation Corp.
RB, AMT, 5.00%, 06/30/58		315	318,323
RB, AMT, 5.50%, 12/31/58		1,050	1,151,840
Texas Transportation Commission State Highway 249 System
RB, 0.00%, 08/01/40(d)		1,000	472,549
RB, 0.00%, 08/01/42(d)		655	276,363
Texas Water Development Board, RB, 4.00%, 10/15/45		1,295	1,286,115

			27,848,878

Utah — 0.5%
Utah Charter School Finance Authority
RB, Series A, 5.00%, 06/15/52(c)		285	235,013
Refunding RB, 5.00%, 10/15/44		1,615	1,617,286
Refunding RB, 5.00%, 06/15/55(c)		230	207,036

			2,059,335

Vermont — 0.4%
East Central Vermont Telecommunications District
RB, Series A, 4.75%, 12/01/40(c)		695	539,884
RB, Series A, 4.50%, 12/01/44(c)		705	504,147
RB, Series A, 6.88%, 12/01/46(c)		785	756,919

			1,800,950

Virginia — 0.7%
Ballston Quarter Community Development Authority
TA, Series A, 5.50%, 03/01/46		92	87,309
TA, Series A, 0.00%, 03/01/59(d)		220	162,719
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/55		285	272,887
James City County EDA
RB, Series A, 6.88%, 12/01/58		345	377,738
RB, Series C3, 5.25%, 12/01/27		250	250,618
Lower Magnolia Green Community Development Authority
Special Assessment RB, 5.00%, 03/01/35(c)		230	230,012
Special Assessment RB, 5.00%, 03/01/45(c)		85	81,139
Norfolk Redevelopment & Housing Authority RB, 4.00%, 01/01/29		250	232,829

Security		Par (000)	Value

Virginia (continued)
Norfolk Redevelopment & Housing Authority
RB, 5.00%, 01/01/34	USD	190	$178,827
RB, 5.00%, 01/01/49		365	316,224
Virginia Beach Development Authority
RB, Series A, 7.00%, 09/01/53		360	403,868
RB, Series B3, 5.38%, 09/01/29		235	239,751

			2,833,921

Washington — 0.7%
King County Public Hospital District No. 4, GO, Refunding, 5.00%, 12/01/30		200	198,178
Port of Seattle, RB, AMT, Series C, 5.00%, 04/01/40		250	251,287
Washington State Housing Finance Commission
RB, Series A, 5.00%, 07/01/50(c)		310	269,899
Refunding RB, 5.00%, 01/01/43(c)		1,935	1,757,691
Refunding RB, 6.00%, 01/01/45(c)		210	193,320
Refunding RB, Series A, 5.00%, 07/01/43		200	201,481
Refunding RB, Series A, 5.00%, 07/01/48		190	188,054

			3,059,910

West Virginia — 0.4%
City of Martinsburg, RB, Series A-1, 4.63%, 12/01/43		430	372,861
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48		1,215	1,167,169

			1,540,030

Wisconsin — 4.4%
Public Finance Authority
RB, 6.25%, 10/01/31(c)(e)(f)		195	27,300
RB, 0.00%, 01/01/35(c)(d)		1,105	552,616
RB, 4.50%, 01/01/35(c)		700	668,049
RB, 5.00%, 06/15/41(c)		210	192,346
RB, 6.85%, 11/01/46(c)(e)(f)		275	137,500
RB, 7.00%, 11/01/46(c)(e)(f)		155	77,500
RB, 5.38%, 07/15/47(c)		335	320,908
RB, 7.00%, 10/01/47(c)		195	27,300
RB, 5.63%, 06/15/49(c)		1,430	1,191,838
RB, 5.00%, 06/15/51(c)		195	160,519
RB, 5.25%, 12/01/51(c)		1,060	805,563
RB, 5.00%, 06/15/55(c)		550	455,734
RB, 5.00%, 06/15/55(c)		2,750	2,056,091
RB, 5.00%, 07/01/55(c)		880	734,875
RB, 5.00%, 01/01/56(c)		875	751,038
RB, 4.75%, 06/15/56(c)		440	301,285
RB, 5.00%, 06/15/56(c)		145	116,213
RB, 0.00%, 01/01/60(c)(d)		19,530	1,190,427
RB, Series A, 7.75%, 07/01/43(c)		1,920	1,951,567
RB, Series A, 5.63%, 06/15/49(c)		865	818,093
RB, AMT, 4.00%, 09/30/51		2,025	1,702,236
RB, AMT, 4.25%, 07/01/54		1,160	823,600
RB, AMT, 4.00%, 03/31/56		680	559,778
Refunding RB, AMT, Series B, 5.00%, 07/01/42		750	750,109
TA, Series A, 06/01/41(b)(c)		130	126,377
Wisconsin Health & Educational Facilities Authority
RB, 08/15/44(b)		1,305	1,343,463
RB, 08/15/54(b)		250	256,311
Wisconsin Housing & EDA, RB, Series A, 4.55%, 07/01/37		165	165,667

			18,264,303

S C H E D U L E S O F I N V E S T M E N T S	79

Schedule of Investments (continued) March 31, 2024	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wyoming — 0.2%
University of Wyoming, RB, (AGM), Series C, 4.00%, 06/01/51	USD	775	$735,667

Total Municipal Bonds — 80.1% (Cost: $348,146,075)			330,541,526

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Alabama — 1.3%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53		5,095	5,387,374

New York — 1.7%
New York City Housing Development Corp.
RB, Series D-1-B, 4.25%, 11/01/45		1,000	919,786
Refunding RB, Series A-1, 4.15%, 11/01/38		1,414	1,386,232
Port Authority of New York & New Jersey, RB, AMT, Series 221, 4.00%, 07/15/55		5,015	4,550,707

			6,856,725

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 3.0% (Cost: $12,510,442)			12,244,099

Total Long-Term Investments — 83.1% (Cost: $360,656,517)			342,785,625

		Shares

Short-Term Securities

Money Market Funds — 15.0%
Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 3.54%(h)		61,771,384	61,765,206

		Par (000)

Municipal Bonds

Florida — 1.2%
City of Gainesville Utilities System Revenue, Refunding RB, Series B, VRDN, (Barclays Bank plc SBPA), 4.50%, 04/01/24(i)	USD	2,500	2,500,000
JEA Electric System Revenue, Refunding RB, Series THREE-B-3, VRDN, (Royal Bank of Canada SBPA), 3.60%, 04/08/24(i)		2,500	2,500,000

			5,000,000

Security		Par (000)	Value

New York — 0.6%
City of New York, GO, Sub-Series A-2, VRDN, (Mizuho Bank Ltd. LOC), 4.50%, 04/01/24(i)	USD	2,500	$2,500,000

Virginia — 0.6%
Loudoun County EDA, RB, Series F, VRDN, 3.75%, 04/08/24(i)		2,500	2,500,000

Total Municipal Bonds — 2.4% (Cost: $10,000,000)			10,000,000

Total Short-Term Securities — 17.4% (Cost: $71,764,391)			71,765,206

Total Investments — 100.5% (Cost: $432,420,908)			414,550,831
Other Assets Less Liabilities — 1.1%			4,658,047
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.6)%			(6,730,547)

Net Assets — 100.0%			$412,478,331

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	When-issued security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.
(i)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(266,242)	$—	$(266,242)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$266,330	$—	$266,330

80	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series E Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$330,541,526	$—	$330,541,526
Municipal Bonds Transferred to Tender Option Bond Trusts	—	12,244,099	—	12,244,099
Short-Term Securities
Money Market Funds	61,765,206	—	—	61,765,206
Municipal Bonds	—	10,000,000	—	10,000,000
Unfunded Commitments(a)	—	—	3,445,231	3,445,231

	$61,765,206	$352,785,625	$3,445,231	$417,996,062

(a)	Unfunded commitments are valued at the unrealized appreciation (depreciation) on the commitment.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $6,647,000 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	81

Schedule of Investments March 31, 2024	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
ARI Fleet Lease Trust, Series 2024-A, Class A2, 5.30%, 11/15/32(a)	USD	1,454	$1,450,862
Chesapeake Funding II LLC, Series 2023-2A, Class A1, 6.16%, 10/15/35(a)		1,238	1,245,752
Enterprise Fleet Financing LLC
Series 2023-2, Class A2, 5.56%, 04/22/30(a)		2,229	2,230,568
Series 2024-1, Class A3, 5.16%, 09/20/30(a)		294	293,233
Ford Credit Floorplan Master Owner Trust A, Series 2023-1, Class A1, 4.92%, 05/15/28(a)		3,331	3,314,574
GMF Floorplan Owner Revolving Trust
Series 2023-1, Class A1, 5.34%, 06/15/28(a)		1,805	1,813,782
Series 2023-2, Class A, 5.34%, 06/15/30(a)		617	625,346
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(a)		111	98,883
Navistar Financial Dealer Note Master Owner Trust II, Series 2023-1, Class A, 6.18%, 08/25/28(a)		794	800,197
PFS Financing Corp.
Series 2023-A, Class A, 5.80%, 03/15/28(a)		2,658	2,686,372
Series 2023-B, Class A, 5.27%, 05/15/28(a)		3,792	3,796,117
Series 2023-C, Class A, 5.52%, 10/15/28(a)		873	880,702

Total Asset-Backed Securities — 1.7% (Cost: $19,193,336)			19,236,388

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 9.1%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35(a)		945	910,423
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1-mo. CME Term SOFR + 1.18%), 6.50%, 09/15/34(a)(b)		3,928	3,855,665
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.60%, 05/15/53(a)(b)		400	347,163
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 04/14/33(a)		2,164	2,073,301
BANK
Series 2018-BN11, Class B, 4.34%, 03/15/61(b)		1,769	1,640,438
Series 2021-BN38, Class A5, 2.52%, 12/15/64		5,090	4,255,530
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1-mo. CME Term SOFR + 0.86%), 6.19%, 04/15/36(a)(b)		1,099	1,090,912
Benchmark Mortgage Trust, Series 2018-B2, Class A5, 3.88%, 02/15/51(b)		1,000	937,169
BFLD, Series 2019-DPLO, Class A, (1-mo. CME Term SOFR + 1.20%), 6.53%, 10/15/34(a)(b)		70	69,912
BLP Commercial Mortgage Trust, Series 2023-IND, Class A, (1-mo. CME Term SOFR + 1.69%), 7.02%, 03/15/40(a)(b)		2,000	2,003,750
BWAY Mortgage Trust, Series 2013-1515, Class A2, 3.45%, 03/10/33(a)		3,920	3,723,478
BX Commercial Mortgage Trust
Series 2022-LP2, Class A, (1-mo. CME Term SOFR + 1.01%), 6.34%, 02/15/39(a)(b)		5,058	5,033,039
Series 2023-VLT3, Class A, (1-mo. CME Term SOFR + 1.94%), 7.27%, 11/15/28(a)(b)		1,060	1,059,999
Series 2023-XL3, Class A, (1-mo. CME Term SOFR + 1.76%), 7.09%, 12/09/40(a)(b)		3,072	3,091,094
Series 2024-MF, Class A, (1-mo. CME Term SOFR + 1.44%), 6.77%, 02/15/39(a)(b)		2,670	2,676,674
Series 2024-XL4, Class A, (1-mo. CME Term SOFR + 1.44%), 6.77%, 02/15/39(a)(b)		2,500	2,503,104

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Trust
Series 2019-OC11, Class D, 3.94%, 12/09/41(a)(b)	. USD	1,489	$1,312,141
Series 2021-LBA, Class AV, (1-mo. CME Term SOFR + 0.91%), 6.24%, 02/15/36(a)(b)		217	216,521
Series 2022-GPA, Class A, (1-mo. CME Term SOFR + 2.17%), 7.49%, 08/15/39(a)(b)		1,045	1,047,514
Series 2024-PAT, Class A, (1-mo. CME Term SOFR + 2.09%), 7.34%, 03/15/26(a)(b)		1,530	1,529,218
CENT Trust, Series 2023-CITY, Class A, (1-mo. CME Term SOFR + 2.62%), 7.95%, 09/15/38(a)(b)		2,994	3,024,433
CFK Trust, Series 2020-MF2, Class B, 2.79%, 03/15/39(a)		1,254	1,066,457
Citigroup Commercial Mortgage Trust
Series 2020-420K, Class B, 2.86%, 11/10/42(a)		130	109,272
Series 2023-SMRT, Class A, 5.82%, 10/12/40(a)(b)	.	1,370	1,393,506
Commercial Mortgage Trust
Series 2015-CR27, Class B, 4.34%, 10/10/48(b)		2,917	2,768,365
Series 2015-LC23, Class ASB, 3.60%, 10/10/48		1,185	1,167,649
Series 2017-COR2, Class AM, 3.80%, 09/10/50		404	369,034
Credit Suisse Mortgage Capital Trust, Series 2020-NET, Class C, 3.53%, 08/15/37(a)		266	245,528
CRSO Trust, Series 2023-BRND, 7.12%, 07/10/40(a)	.	763	799,063
Grace Mortgage Trust, Series 2020-GRCE, Class B, 2.60%, 12/10/40(a)		900	731,215
GS Mortgage Securities Corp. II
Series 2005-ROCK, Class A, 5.37%, 05/03/32(a)		910	893,358
Series 2005-ROCK, Class F, 5.52%, 05/03/32(a)		706	668,656
GS Mortgage Securities Trust
Series 2014-GC24, Class A5, 3.93%, 09/10/47		4,000	3,959,860
Series 2021-ROSS, Class A, (1-mo. CME Term SOFR + 1.26%), 6.59%, 05/15/26(a)(b)		730	679,169
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 7.52%, 08/15/39(a)(b)		3,060	3,079,256
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 7.42%, 03/15/28(a)(b)		1,100	1,103,437
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.44%, 07/10/39(a)(b)		669	561,960
IMT Trust, Series 2017-APTS, Class BFX, 3.50%, 06/15/34(a)(b)		2,425	2,401,466
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class ASB, 3.66%, 09/15/47		537	534,377
Series 2015-C28, Class A4, 3.23%, 10/15/48		4,058	3,951,125
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-NINE, Class A, 2.85%, 09/06/38(a)(b)		1,790	1,674,514
Series 2020-609M, Class A, (1-mo. CME Term SOFR + 1.73%), 7.06%, 10/15/33(a)(b)		2,000	1,960,125
Series 2020-609M, Class D, (1-mo. CME Term SOFR + 3.13%), 8.46%, 10/15/33(a)(b)		600	463,631
Series 2021-2NU, Class A, 1.97%, 01/05/40(a)		1,210	1,023,365
Series 2022-CGSS, Class A, (1-mo. CME Term SOFR + 2.87%), 8.20%, 12/15/36(a)(b)		399	400,103
Series 2022-NXSS, Class A, (1-mo. CME Term SOFR + 2.18%), 7.50%, 09/15/39(a)(b)		210	210,590
KSL Commercial Mortgage Trust, Series 2023-HT, Class A, (1-mo. CME Term SOFR + 2.29%), 7.62%, 12/15/36(a)(b)		1,920	1,931,400
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49(a)		489	487,686
LUX, Series 2023-LION, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 08/15/40(a)(b)		880	888,581

82	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Med Trust, Series 2021-MDLN, Class A, (1-mo. CME Term SOFR + 1.06%), 6.39%, 11/15/38(a)(b) MF1	USD	2,888	$2,880,919
Series 2021-W10, Class A, (1-mo. CME Term SOFR + 1.07%), 6.40%, 12/15/34(a)(b)		480	476,400
Series 2021-W10, Class B, (1-mo. CME Term SOFR + 1.37%), 6.70%, 12/15/34(a)(b)		640	627,200
MIRA Trust, Series 2023-MILE, Class A, 6.76%, 06/10/38(a)		2,355	2,445,205
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class ASB, 3.34%, 03/15/49		1,529	1,493,287
Series 2018-H3, Class B, 4.62%, 07/15/51(b)		740	692,790
Series 2018-MP, Class A, 4.28%, 07/11/40(a)(b)		1,000	885,734
OPEN Trust, Series 2023-AIR, Class A, (1-mo. CME Term SOFR + 3.09%), 8.41%, 10/15/28(a)(b)		526	531,537
ORL Trust, Series 2023-GLKS, Class A, (1-mo. CME Term SOFR + 2.35%), 7.68%, 10/19/36(a)(b)		1,963	1,970,209
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA, 3.50%, 08/25/57(b)		1,245	1,178,378
Series 2018-4, Class MA, 3.50%, 03/25/58		1,377	1,290,905
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. CME Term SOFR + 2.19%), 7.51%, 05/15/37(a)(b)		1,250	1,259,375
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class ASB, 3.57%, 09/15/58		989	973,965
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57		1,322	1,295,447
Series 2015-P2, Class AS, 4.01%, 12/15/48		1,605	1,549,723
Series 2017-C41, Class B, 4.19%, 11/15/50(b)		1,304	1,148,254
Series 2018-AUS, Class A, 4.06%, 08/17/36(a)(b)		2,417	2,237,983
Series 2021-FCMT, Class A, (1-mo. CME Term SOFR + 1.31%), 6.64%, 05/15/31(a)(b)		3,516	3,447,761

			104,309,298

Interest Only Commercial Mortgage-Backed Securities — 0.4%
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class XA, 0.95%, 05/15/53(a)(b) .		1,563	68,400
BANK
Series 2020-BN29, Class XA, 1.32%, 11/15/53(b)		4,224	278,970
Series 2021-BN33, Class XA, 1.05%, 05/15/64(b)		15,772	802,664
Benchmark Mortgage Trust
Series 2020-B20, Class XA, 1.61%, 10/15/53(b)		15,375	992,501
Series 2020-B21, Class XA, 1.45%, 12/17/53(b)		3,835	259,500
BMO Mortgage Trust, Series 2023-C5, Class XA, 0.73%, 06/15/56(b)		8,808	451,044
Commercial Mortgage Trust, Series 2014-LC17, Class XA, 0.64%, 10/10/47(b)		36,788	27,911
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.54%, 06/15/52(b)		12,783	785,892
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.44%, 10/15/52(b)		9,801	600,707
Wells Fargo Commercial Mortgage Trust
Series 2018-C44, Class XA, 0.71%, 05/15/51(b)		8,096	190,390
Series 2020-C58, Class XA, 1.80%, 07/15/53(b)		4,459	385,071

			4,843,050

Total Non-Agency Mortgage-Backed Securities — 9.5% (Cost: $114,555,538)			109,152,348

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 2.1%
Fannie Mae
Series 2010-134, Class KZ, 4.50%, 12/25/40		200	175,662
Series 2010-141, Class LZ, 4.50%, 12/25/40		410	386,678

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Fannie Mae
Series 2011-131, Class LZ, 4.50%, 12/25/41	USD	269	$241,875
Series 2011-8, Class ZA, 4.00%, 02/25/41		568	535,864
Series 2013-81, Class YK, 4.00%, 08/25/43		200	181,258
Series 2017-100, Class ZJ, 3.50%, 12/25/47		3,032	2,650,637
Series 2017-76, Class PB, 3.00%, 10/25/57		900	646,733
Series 2018-32, Class PS, (SOFR (30-day) + 7.10%), 0.89%, 05/25/48(b)		1,996	1,681,613
Series 2018-76, Class ZL, 4.00%, 10/25/58		4,609	4,083,323
Series 2022-25, Class KL, 4.00%, 05/25/52		1,500	1,317,972
Freddie Mac
Series 3745, Class ZA, 4.00%, 10/15/40		330	308,528
Series 3780, Class ZA, 4.00%, 12/15/40		1,321	1,257,621
Series 3960, Class PL, 4.00%, 11/15/41		899	868,598
Series 4161, Class BW, 2.50%, 02/15/43		1,400	1,182,185
Series 4355, Class ZL, 4.00%, 06/15/44		2,376	2,158,750
Series 4384, Class LB, 3.50%, 08/15/43		978	929,659
Series 4758, Class Z, 4.00%, 02/15/48		1,689	1,549,015
Series 4988, Class AK, 1.00%, 07/25/50		2,033	1,573,750
Series 5002, Class TJ, 2.00%, 07/25/50		2,004	1,683,573
Ginnie Mae
Series 2014-107, Class WX, 6.64%, 07/20/39(b)		286	291,876
Series 2016-123, Class LM, 3.00%, 09/20/46		600	488,152

			24,193,322

Commercial Mortgage-Backed Securities — 1.4%
Freddie Mac
Series K082, Class A2, 3.92%, 09/25/28(b)		2,400	2,329,170
Series K139, Class A2, 2.59%, 01/25/32(b)		12,000	10,394,690
Series K154, Class A2, 3.42%, 04/25/32		3,500	3,285,019

			16,008,879

Interest Only Collateralized Mortgage Obligations — 1.0%
Fannie Mae
Series 2013-10, Class PI, 3.00%, 02/25/43		951	109,240
Series 2014-68, Class YI, 4.50%, 11/25/44		427	84,496
Series 2015-66, Class AS, (SOFR (30-day) + 6.14%), 0.82%, 09/25/45(b)		2,334	161,384
Series 2016-60, Class SD, (SOFR (30-day) + 5.99%), 0.67%, 09/25/46(b)		1,059	77,820
Series 2016-78, Class CS, (SOFR (30-day) + 5.99%), 0.67%, 05/25/39(b)		1,354	97,194
Series 2017-68, Class IE, 4.50%, 09/25/47		1,610	281,100
Series 2020-32, Class IO, 4.00%, 05/25/50		1,740	356,065
Series 2020-32, Class PI, 4.00%, 05/25/50		1,806	378,260
Series 2021-23, Class CI, 3.50%, 07/25/46		2,392	422,078
Series 2021-41, Class IO, 3.50%, 07/25/51		4,560	804,856
Series 2021-88, Class IO, 2.50%, 12/25/51		2,097	289,134
Series 2024-7, Class IA, 3.50%, 11/25/49		5,766	715,951
Series 427, Class C71, 3.00%, 10/25/49		2,199	361,877
Freddie Mac
Series 4062, Class GI, 4.00%, 02/15/41		161	6,081
Series 4119, Class SC, (SOFR (30-day) + 6.04%), 0.72%, 10/15/42(b)		1,437	150,750
Series 4901, Class CS, (SOFR (30-day) + 5.99%), 0.67%, 07/25/49(b)		1,758	159,367
Series 4941, Class SH, (SOFR (30-day) + 5.84%), 0.52%, 12/25/49(b)		3,748	335,897
Series 5109, Class ID, 2.50%, 05/25/51		1,875	279,253
Series 5112, Class KI, 3.50%, 06/25/51		1,459	264,299
Series 5127, Class AI, 3.00%, 06/25/51		770	125,154
Series 5159, Class PI, 3.00%, 11/25/51		4,095	595,262
Series 5176, Class QI, 3.00%, 12/25/51		2,348	345,525

S C H E D U L E S O F I N V E S T M E N T S	83

Schedule of Investments (continued) March 31, 2024	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
Ginnie Mae
Series 2017-101, Class SL, (1-mo. CME Term SOFR + 6.09%), 0.76%, 07/20/47(b)	USD	1,466	$159,172
Series 2020-115, Class IM, 3.50%, 08/20/50		2,225	360,965
Series 2020-146, Class DI, 2.50%, 10/20/50		3,015	396,936
Series 2020-175, Class DI, 2.50%, 11/20/50		1,044	133,895
Series 2020-185, Class MI, 2.50%, 12/20/50		3,748	490,973
Series 2021-104, Class IH, 3.00%, 06/20/51		4,376	700,432
Series 2021-149, Class KI, 3.00%, 08/20/51		8,496	1,364,108
Series 2022-5, Class LI, 3.50%, 01/20/52		11,306	1,945,806

			11,953,330

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac
Series K110, Class X1, 1.70%, 04/25/30(b)		1,195	93,138
Series K116, Class X1, 1.42%, 07/25/30(b)		2,075	142,444
Series K119, Class X1, 0.93%, 09/25/30(b)		3,292	154,311
Series K122, Class X1, 0.88%, 11/25/30(b)		5,035	227,730
Ginnie Mae
Series 2016-151, Class IO, 0.85%, 06/16/58(b)		18,473	762,515
Series 2017-61, Class IO, 0.70%, 05/16/59(b)		971	36,085

			1,416,223

Mortgage-Backed Securities — 104.8%
Fannie Mae Mortgage-Backed Securities
1.50%, 12/01/35 - 03/01/51		43,631	35,446,431
2.00%, 10/01/31 - 03/01/52		145,640	118,709,326
2.50%, 09/01/27 - 02/01/52		94,772	81,015,447
3.00%, 04/01/28 - 06/01/52		44,423	39,504,937
3.50%, 03/01/29 - 04/01/52		34,280	31,479,397
4.00%, 02/01/31 - 05/01/52		36,011	33,892,681
4.50%, 05/01/24 - 10/01/52		35,252	33,891,740
5.00%, 02/01/35 - 04/01/53		16,867	16,642,010
5.50%, 05/01/34 - 06/01/53		13,865	13,891,370
6.00%, 02/01/38 - 03/01/54		21,090	21,387,955
6.50%, 07/01/37 - 02/01/54		12,754	13,101,896
7.00%, 12/01/53 - 01/01/54		3,285	3,396,059
7.50%, 12/01/53 - 01/01/54		549	570,715
Freddie Mac Mortgage-Backed Securities
1.50%, 04/01/36 - 04/01/51		8,684	7,086,351
2.00%, 01/01/36 - 02/01/52		101,726	82,934,956
2.50%, 02/01/30 - 04/01/52		74,584	62,832,782
3.00%, 09/01/27 - 08/01/52(c)		65,466	57,496,096
3.50%, 02/01/31 - 06/01/50		21,241	19,461,494
4.00%, 08/01/40 - 06/01/52		25,954	24,529,349
4.50%, 05/01/24 - 08/01/52		6,909	6,620,611
5.00%, 05/01/28 - 11/01/53		29,929	29,305,454
5.50%, 01/01/28 - 08/01/53		12,465	12,441,308
6.00%, 08/01/28 - 11/01/53		14,570	14,755,399
6.50%, 10/01/53 - 04/01/54		6,086	6,245,099
7.00%, 01/01/54		1,042	1,075,465
7.50%, 12/01/53 - 01/01/54		283	294,944
Ginnie Mae Mortgage-Backed Securities
2.00%, 08/20/50 - 04/15/54(d)		55,598	45,588,351
2.50%, 04/20/51 - 04/15/54(d)		54,728	46,614,890
3.00%, 12/20/44 - 04/15/54(d)		38,437	33,906,841
3.50%, 01/15/42 - 04/15/54(d)		32,827	29,927,048
4.00%, 04/20/39 - 04/15/54(d)		29,681	27,903,243
4.50%, 09/20/39 - 04/15/54(d)		18,528	17,886,623
5.00%, 07/15/33 - 04/15/54(d)		17,227	16,946,451
5.50%, 07/15/38 - 04/15/54(d)		3,631	3,638,150
6.00%, 03/20/53 - 04/15/54(d)		2,024	2,041,589
6.50%, 04/15/54(d)		9,592	9,751,926

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities
1.50%, 04/01/39 - 04/01/54(d)	USD	8,732	$6,833,373
2.00%, 04/01/39 - 04/01/54(d)		32,648	26,478,343
2.50%, 04/01/39 - 04/01/54(d)		18,709	15,481,157
3.00%, 04/01/39 - 04/01/54(d)		26,298	22,735,322
3.50%, 04/01/39 - 04/01/54(d)		63,634	56,964,195
4.00%, 04/01/39 - 04/01/54(d)		6,268	5,848,149
4.50%, 04/01/39 - 04/01/54(d)		31,502	30,107,834
5.00%, 04/01/54(d)		8,847	8,631,406
5.50%, 04/01/54(d)		6,795	6,761,271
6.00%, 04/01/54(d)		2,087	2,106,000
6.50%, 04/01/54(d)		12,164	12,425,284
7.00%, 04/01/54(d)		4,325	4,457,722

			1,201,044,440

Principal Only Collateralized Mortgage Obligations — 1.1%
Fannie Mae
Series 2023-36, Class AO, 0.00%, 08/25/50(e)		3,849	2,711,020
Series 2024-16, Class PO, 0.00%, 03/25/51(e)		1,700	1,157,746
Freddie Mac
Series 5319, Class PO, 0.00%, 08/25/50(e)		7,310	5,012,640
Series 5341, Class AO, 0.00%, 06/25/50(e)		4,367	3,071,282
Ginnie Mae, Series 2022-195, Class PO, 0.00%, 11/20/52(e)		617	499,936

			12,452,624

Total U.S. Government Sponsored Agency Securities — 110.5% (Cost: $1,348,966,551)			1,267,068,818

Total Long-Term Investments — 121.7% (Cost: $1,482,715,425)			1,395,457,554

		Shares

Short-Term Securities

Money Market Funds — 0.5%
Dreyfus Treasury Securities Cash Management, Institutional Class, 5.19%(f)		5,804,208	5,804,208

		Par (000)

U.S. Treasury Obligations(g) — 2.4%
U.S. Treasury Bills, 5.30%, 04/23/24	USD	27,396	27,307,770

Total Short-Term Securities — 2.9% (Cost: $33,111,941)			33,111,978

Total Investments Before TBA Sale Commitments — 124.6% (Cost: $1,515,827,366)			1,428,569,532

TBA Sale Commitments(d)

Mortgage-Backed Securities — (14.2)%
Ginnie Mae Mortgage-Backed Securities
2.00%, 04/15/54		(13,751)	(11,263,866)
2.50%, 04/15/54		(2,136)	(1,819,053)
3.00%, 04/15/54		(1,540)	(1,357,931)
3.50%, 04/15/54		(1,170)	(1,064,557)
4.00%, 04/15/54		(792)	(741,066)
4.50%, 04/15/54		(8,265)	(7,944,270)
5.00%, 04/15/54		(652)	(640,757)
5.50%, 04/15/54		(585)	(584,451)
6.00%, 04/15/54		(532)	(536,650)
6.50%, 04/15/54		(478)	(485,970)

84	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities
1.50%, 04/01/39 - 04/01/54	USD	(2,383)	$(1,924,132)
2.00%, 04/01/39 - 04/01/54		(10,582)	(8,538,866)
2.50%, 04/01/39 - 04/01/54		(32,349)	(28,137,623)
3.00%, 04/01/39 - 04/01/54		(4,207)	(3,648,069)
3.50%, 04/01/39 - 04/01/54		(2,715)	(2,440,874)
4.00%, 04/01/39 - 04/01/54		(16,411)	(15,200,266)
4.50%, 04/01/39 - 04/01/54		(13,980)	(13,316,779)
5.00%, 04/01/54		(20,194)	(19,702,542)
5.50%, 04/01/54		(1,315)	(1,308,473)
6.00%, 04/01/54		(26,369)	(26,608,759)
6.50%, 04/01/54		(6,662)	(6,806,064)
7.00%, 04/01/54		(8,650)	(8,911,390)

Total TBA Sale Commitments — (14.2)% (Proceeds: $(162,731,894))			(162,982,408)

Total Investments Net of TBA Sale Commitments — 110.4% (Cost: $1,353,095,472)			1,265,587,124
Liabilities in Excess of Other Assets — (10.4)%			(119,203,655)

Net Assets — 100.0%			$1,146,383,469

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(d)	Represents or includes a TBA transaction.
(e)	Zero-coupon bond.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Notes (10 Year)	36	06/18/24	$3,989	$(1,176)
U.S. Treasury Notes (5 Year)	283	06/28/24	30,285	105,401

				104,225

Short Contracts
3-month SOFR	8	06/18/24	1,893	2,337
U.S. Treasury Bonds (30 Year)	134	06/18/24	16,139	(340,830)
U.S. Ultra Treasury Notes (10 Year)	296	06/18/24	33,924	(28,147)
U.S. Treasury Notes (2 Year)	204	06/28/24	41,715	31,092
3-month SOFR	8	09/17/24	1,897	(2,313)
3-month SOFR	9	12/17/24	2,141	15,121

				(322,740)

				$(218,515)

S C H E D U L E S O F I N V E S T M E N T S	85

Schedule of Investments (continued) March 31, 2024	BATS: Series M Portfolio

Centrally Cleared Interest Rate Swaps

								Upfront
					Notional			Premium	Unrealized
Paid by the Fund		Received by the Fund		Termination	Amount			Paid	Appreciation

Rate	Frequency	Rate	Frequency	Date	(000)		Value	(Received)	(Depreciation)

0.18%	Quarterly	1-day Overnight Fed Funds Effective Rate, 5.33%	Quarterly	10/21/25	USD	232	$18,107	$—	$18,107

1-day SOFR, 5.34%	Quarterly	0.17%	Quarterly	10/21/25	USD	232	(18,154)	—	(18,154)

0.56%	Quarterly	1-day Overnight Fed Funds Effective Rate, 5.33%	Quarterly	10/21/30	USD	83	16,554	—	16,554

1-day SOFR, 5.34%	Quarterly	0.53%	Quarterly	10/21/30	USD	83	(16,852)	—	(16,852)

							$(345)	$—	$(345)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	USD	3,976	$748,325	$171,103	$577,222
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	USD	4,174	785,742	188,459	597,283

							$1,534,067	$359,562	$1,174,505

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	BBB-	USD	4,398	$(827,737)	$(287,722)	$(540,015)
CMBX.NA.10.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	3,753	(706,330)	(247,427)	(458,903)

								$(1,534,067)	$(535,149)	$(998,918)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$—	$—	$34,661	$(35,006)
OTC Swaps	359,562	(535,149)	1,174,505	(998,918)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

86	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series M Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$153,951	$—	$153,951
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	34,661	—	34,661
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	1,534,067	—	—	—	—	1,534,067

	$—	$1,534,067	$—	$—	$188,612	$—	$1,722,679

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$372,466	$—	$372,466
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	35,006	—	35,006
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	—	1,534,067	—	—	—	—	1,534,067

	$—	$1,534,067	$—	$—	$407,472	$—	$1,941,539

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,138,373)	$—	$(1,138,373)
Swaps	—	(141,153)	—	—	45	—	(141,108)

	$—	$(141,153)	$—	$—	$(1,138,328)	$—	$(1,279,481)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$303,172	$—	$303,172
Swaps	—	349,860	—	—	(45)	—	349,815

	$—	$349,860	$—	$—	$303,127	$—	$652,987

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$25,463,239
Average notional value of contracts — short	$76,096,535
Credit default swaps
Average notional value — buy protection	$8,150,000
Average notional value — sell protection	$9,450,846
Interest rate swaps
Average notional value — pays fixed rate	$315,014
Average notional value — received fixed rate	$315,014

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	87

Schedule of Investments (continued) March 31, 2024	BATS: Series M Portfolio

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — centrally cleared	$—	$28
Swaps — OTC(a)	1,534,067	1,534,067

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,534,067	$1,534,095

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(28)

Total derivative assets and liabilities subject to an MNA	$1,534,067	$1,534,067

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Goldman Sachs International	$1,534,067	$(827,737)	$—	$(706,330)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)

Goldman Sachs International	$827,737	$(827,737)	$—	$—	$—
J.P. Morgan Securities LLC	706,330	—	—	(706,330)	—

	$1,534,067	$(827,737)	$—	$(706,330)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$19,236,388	$—	$19,236,388
Non-Agency Mortgage-Backed Securities	—	109,152,348	—	109,152,348
U.S. Government Sponsored Agency Securities	—	1,267,068,818	—	1,267,068,818
Short-Term Securities
Money Market Funds	5,804,208	—	—	5,804,208
U.S. Treasury Obligations	—	27,307,770	—	27,307,770

Liabilities
TBA Sale Commitments	—	(162,982,408)	—	(162,982,408)

	$5,804,208	$1,259,782,916	$—	$1,265,587,124

88	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series M Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$1,174,505	$—	$1,174,505
Interest Rate Contracts	153,951	34,661	—	188,612
Liabilities
Credit Contracts	—	(998,918)	—	(998,918)
Interest Rate Contracts	(372,466)	(35,006)	—	(407,472)

	$(218,515)	$175,242	$—	$(43,273)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	89

Schedule of Investments March 31, 2024	BATS: Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Fixed-Income Funds — 23.9%
BATS: Series S Portfolio(a)	148,298	$1,348,560

Total Investments — 23.9% (Cost: $1,373,919)		1,348,560

Other Assets Less Liabilities — 76.1%		4,285,265

Net Assets — 100.0%		$5,633,825

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

BATS: Series S Portfolio	$7,902,401	$—	$(6,581,500)	$(336,866)	$364,525	$1,348,560	148,298	$201,632	$—

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Notes (5 Year)	2	06/28/24	$214	$634

Short Contracts
U.S. Treasury Notes (10 Year)	27	06/18/24	2,992	(20,998)
U.S. Ultra Treasury Notes (10 Year)	28	06/18/24	3,209	(17,247)
U.S. Treasury Notes (2 Year)	4	06/28/24	818	614

				(37,631)

				$(36,997)

Centrally Cleared Interest Rate Swaps

								Upfront
						Notional		Premium	Unrealized
Paid by the Fund		Received by the Fund		Termination		Amount		Paid	Appreciation

Rate	Frequency	Rate	Frequency	Date		(000)	Value	(Received)	(Depreciation)
		1-day Overnight Fed Funds
0.18%	Quarterly	Effective Rate, 5.33%	Quarterly	10/21/25	USD	3,167	$247,625	$—	$247,625
1-day SOFR, 5.34%	Quarterly	0.17%	Quarterly	10/21/25	USD	3,167	(248,264)	—	(248,264)
		1-day Overnight Fed Funds
0.56%	Quarterly	Effective Rate, 5.33%	Quarterly	10/21/30	USD	336	66,766	—	66,766
1-day SOFR, 5.34%	Quarterly	0.53%	Quarterly	10/21/30	USD	336	(67,969)	—	(67,969)
0.75%	Quarterly	1-day SOFR, 5.34%	Quarterly	10/21/35	USD	22	6,437	—	6,437
1-day Overnight Fed Funds
Effective Rate, 5.33%	Quarterly	0.79%	Quarterly	10/21/35	USD	22	(6,260)	—	(6,260)
0.84%	Quarterly	1-day SOFR, 5.34%	Quarterly	10/21/40	USD	39	14,520	—	14,520
1-day Overnight Fed Funds
Effective Rate, 5.33%	Quarterly	0.91%	Quarterly	10/21/40	USD	39	(13,989)	—	(13,989)

90	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series P Portfolio

Centrally Cleared Interest Rate Swaps (continued)

								Upfront
						Notional		Premium	Unrealized
Paid by the Fund		Received by the Fund		Termination		Amount		Paid	Appreciation

Rate	Frequency	Rate	Frequency	Date		(000)	Value	(Received)	(Depreciation)
0.91%	Quarterly	1-day SOFR, 5.34%	Quarterly	10/21/50	USD	22	$10,279	$—	$10,279
1-day Overnight Fed Funds
Effective Rate, 5.33%	Quarterly	0.99%	Quarterly	10/21/50	USD	22	(9,813)	—	(9,813)

							$(668)	$—	$(668)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$—	$—	$345,627	$(346,295)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,248	$—	$1,248
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	345,627	—	345,627

	$—	$—	$—	$—	$346,875	$—	$346,875

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$38,245	$—	$38,245
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps	—	—	—	—	346,295	—	346,295

	$—	$—	$—	$—	$384,540	$—	$384,540

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$397,910	$—	$397,910
Swaps	—	—	—	—	660	—	660

	$—	$—	$—	$—	$398,570	$—	$398,570

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$923,325	$—	$923,325
Swaps	—	—	—	—	720	—	720

	$—	$—	$—	$—	$924,045	$—	$924,045

S C H E D U L E S O F I N V E S T M E N T S	91

Schedule of Investments (continued) March 31, 2024	BATS: Series P Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,249,480
Average notional value of contracts — short	$19,617,274
Interest rate swaps
Average notional value — pays fixed rate	$3,586,320
Average notional value — received fixed rate	$3,586,320

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$1,348,560	$—	$—	$1,348,560

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$1,248	$345,627	$—	$346,875
Liabilities
Interest Rate Contracts	(38,245)	(346,295)	—	(384,540)

	$(36,997)	$(668)	$—	$(37,665)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

92	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2024	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3-mo. CME Term SOFR + 1.56%), 6.88%, 01/15/33(a)(b)	USD	250	$249,880
American Express Credit Account Master Trust
Series 2021-1, Class A, 0.90%, 11/15/26		1,385	1,344,537
Series 2022-1, Class A, 2.21%, 03/15/27		1,711	1,661,524
Series 2022-2, Class A, 3.39%, 05/15/27		3,560	3,486,453
Series 2022-3, Class A, 3.75%, 08/15/27		4,341	4,257,337
AmeriCredit Automobile Receivables Trust
Series 2021-3, Class A3, 0.76%, 08/18/26		596	584,964
Series 2022-1, Class A3, 2.45%, 11/18/26		548	538,432
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, (3-mo. CME Term SOFR + 1.35%), 6.67%, 01/28/31(a)(b)		393	390,520
ARI Fleet Lease Trust, Series 2024-A, Class A2, 5.30%, 11/15/32(a)		265	264,428
Atrium XIII, Series 13A, Class B, (3-mo. CME Term SOFR + 1.76%), 7.08%, 11/21/30(a)(b)		800	801,178
BA Credit Card Trust
Series 2022-A1, Class A1, 3.53%, 11/15/27		4,668	4,574,535
Series 2022-A2, Class A2, 5.00%, 04/15/28		822	819,848
Series 2023-A1, Class A1, 4.79%, 05/15/28		2,758	2,745,176
Bain Capital Credit CLO Ltd., Series 2021-5A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/23/34(a)(b)		500	496,988
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3-mo. CME Term SOFR + 1.36%), 6.68%, 01/20/31(a)(b)		390	389,984
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.66%, 04/30/31(a)(b)		413	412,759
BHG Securitization Trust, Series 2022-B, Class A, 3.75%, 06/18/35(a)		9	8,973
Birch Grove CLO 2 Ltd., Series 2021-2A, Class B, (3-mo. CME Term SOFR + 2.01%), 7.32%, 10/19/34(a)(b)		250	250,627
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3-mo. CME Term SOFR + 2.01%), 7.34%, 07/25/34(a)(b)		250	250,027
BMW Vehicle Owner Trust
Series 2022-A, Class A3, 3.21%, 08/25/26		2,162	2,129,185
Series 2023-A, Class A3, 5.47%, 02/25/28		629	631,580
Canyon CLO Ltd., Series 2021-4A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.28%, 10/15/34(a)(b)		250	249,449
Capital One Multi-Asset Execution Trust
Series 2022-A1, Class A1, 2.80%, 03/15/27		3,331	3,251,334
Series 2022-A2, Class A, 3.49%, 05/15/27		4,940	4,840,908
Capital One Prime Auto Receivables Trust, Series 2022-2, Class A3, 3.66%, 05/17/27		2,053	2,013,830
CarMax Auto Owner Trust
Series 2021-1, Class A3, 0.34%, 12/15/25		210	207,366
Series 2021-2, Class A3, 0.52%, 02/17/26		257	252,578
Series 2022-2, Class A3, 3.49%, 02/16/27		2,687	2,645,914
Series 2022-3, Class A3, 3.97%, 04/15/27		1,390	1,371,096
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 6.68%, 07/17/31(a)(b)		462	462,298
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A2, (3-mo. CME Term SOFR + 1.39%), 6.71%, 01/20/31(a)(b)		875	876,419
Chase Issuance Trust, Series 2023-A1, Class A, 5.16%, 09/15/28		2,680	2,693,660
Chesapeake Funding II LLC, Series 2023-2A, Class A1, 6.16%, 10/15/35(a)		372	374,622

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd., Series 2014-3A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.78%, 10/22/31(a)(b)	USD	984	$985,472
CNH Equipment Trust
Series 2022-B, Class A3, 3.89%, 08/16/27		614	603,288
Series 2024-A, Class A3, 4.77%, 06/15/29		452	449,412
College Ave Student Loans LLC
Series 2021-B, Class A1, (1-mo. CME Term SOFR + 0.91%), 6.24%, 06/25/52(a)(b)		188	181,976
Series 2021-C, Class B, 2.72%, 07/26/55(a)		100	87,725
Series 2023-A, Class A1, (SOFR (30-day) + 1.90%), 7.22%, 05/25/55(a)(b)		454	459,885
Credit Acceptance Auto Loan Trust
Series 2022-1A, Class A, 4.60%, 06/15/32(a)		780	773,031
Series 2022-3A, Class A, 6.57%, 10/15/32(a)		452	454,756
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3-mo. CME Term SOFR + 1.50%), 6.82%, 07/15/36(a)(b)		250	250,150
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class A2, (3-mo. CME Term SOFR + 2.01%), 7.33%, 10/15/36(a)(b)		250	250,426
Discover Card Execution Notes Trust, Series 2017-A5, Class A5, (1-mo. CME Term SOFR + 0.71%), 6.04%, 12/15/26(b)		925	926,012
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.56%, 12/11/34(a)		55	54,753
Dryden 36 Senior Loan Fund, Series 2014-36A, Class AR3, (3-mo. CME Term SOFR + 1.28%), 6.60%, 04/15/29(a)(b)		150	149,898
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.28%, 10/15/30(a)(b)		700	701,292
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/45(a)		68	60,131
ELFI Graduate Loan Program LLC
Series 2022-A, Class A, 4.51%, 08/26/47(a)		464	443,544
Series 2023-A, Class A, 6.37%, 02/04/48(a)		460	469,439
Enterprise Fleet Financing LLC
Series 2023-2, Class A2, 5.56%, 04/22/30(a)		935	936,145
Series 2024-1, Class A2, 5.23%, 03/20/30(a)		429	428,292
Series 2024-1, Class A3, 5.16%, 09/20/30(a)		50	49,870
Enterprise Fleet Funding LLC, Series 2021-1, Class A2, 0.44%, 12/21/26(a)		47	46,610
Fairstone Financial Issuance Trust, Series 2020-1A, Class A, 2.51%, 10/20/39(a)	CAD	309	223,158
Ford Credit Auto Owner Trust
Series 2021-A, Class A3, 0.30%, 08/15/25	USD	70	69,022
Series 2022-B, Class A4, 3.93%, 08/15/27		417	408,145
Series 2023-1, Class A, 4.85%, 08/15/35(a)		1,380	1,372,096
Series 2023-2, Class A, 5.28%, 02/15/36(a)		1,125	1,138,268
Series 2023-A, Class A3, 4.65%, 02/15/28		201	199,209
Series 2024-1, Class A, 4.87%, 08/15/36(a)		739	737,489
Series 2024-A, Class A3, 12/15/28(c)		1,900	1,905,456
Ford Credit Floorplan Master Owner Trust A
Series 2018-4, Class A, 4.06%, 11/15/30		907	872,570
Series 2019-4, Class B, 2.64%, 09/15/26		264	259,676
Series 2023-1, Class A1, 4.92%, 05/15/28(a)		1,246	1,239,856
Series 2023-1, Class A2, (SOFR (30-day) + 1.25%), 6.57%, 05/15/28(a)(b)		260	263,784
Series 2023-1, Class B, 5.31%, 05/15/28(a)		280	278,434
Foundation Finance Trust, Series 2024-1A, Class A, 12/15/49(a)(c)		393	392,956

S C H E D U L E S O F I N V E S T M E N T S	93

Schedule of Investments (continued) March 31, 2024	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
FS Rialto Issuer Ltd., Series 2021-FL2, Class A, (1-mo. CME Term SOFR + 1.33%), 6.66%, 05/16/38(a)(b)	USD	275	$270,886
Galaxy XIX CLO Ltd., Series 2015-19A, Class A2RR, (3-mo. CME Term SOFR + 1.66%), 6.98%, 07/24/30(a)(b)		250	249,927
Generate CLO 2 Ltd., Series 2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.73%, 01/22/31(a)(b)		1,293	1,293,082
Generate CLO 7 Ltd., Series 7A, Class A1R, (3-mo. CME Term SOFR + 1.62%), 04/22/37(a)(b)(c)		1,170	1,170,642
GM Financial Consumer Automobile Receivables Trust
Series 2022-1, Class A4, 1.51%, 04/17/28		277	259,726
Series 2022-2, Class A3, 3.10%, 02/16/27		847	832,234
Series 2022-2, Class A4, 3.25%, 04/17/28		629	605,909
Series 2022-3, Class A4, 3.71%, 12/16/27		887	861,707
Series 2023-4, Class A3, 5.78%, 08/16/28		668	677,811
GM Financial Revolving Receivables Trust
Series 2023-2, Class A, 5.77%, 08/11/36(a)		1,031	1,064,374
Series 2024-1, Class A, 4.98%, 12/11/36(a)		284	285,200
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/48(a)		133	103,261
Series 2021-5CS, Class A, 2.31%, 10/20/48(a)		55	43,837
Series 2022-1GS, Class A, 2.70%, 01/20/49(a)		100	82,612
Series 2022-2CS, Class A, 4.00%, 04/20/49(a)		74	65,942
Series 2023-1GS, Class A, 5.52%, 02/22/55(a)		328	318,404
Series 2023-3C, Class A, 6.50%, 07/20/55(a)		312	321,929
Honda Auto Receivables Owner Trust
Series 2021-1, Class A3, 0.27%, 04/21/25		67	66,823
Series 2023-1, Class A3, 5.04%, 04/21/27		1,050	1,047,283
Series 2023-4, Class A3, 5.67%, 06/21/28		937	948,339
Hyundai Auto Receivables Trust
Series 2021-C, Class A3, 0.74%, 05/15/26		373	364,228
Series 2022-B, Class A3, 3.72%, 11/16/26		507	500,185
Series 2023-A, Class A3, 4.58%, 04/15/27		998	988,996
Series 2023-B, Class A3, 5.48%, 04/17/28		1,424	1,433,375
Series 2023-C, Class A3, 5.54%, 10/16/28		1,087	1,098,864
Series 2024-A, Class A3, 02/15/29(c)		1,466	1,465,910
Jamestown CLO XVI Ltd., Series 2021-16A, Class B, (3-mo. CME Term SOFR + 2.06%), 7.39%, 07/25/34(a)(b)		250	249,236
John Deere Owner Trust
Series 2023-B, Class A3, 5.18%, 03/15/28		529	529,102
Series 2024-A, Class A3, 11/15/28(c)		981	980,845
Lendmark Funding Trust, Series 2023-1A, Class A, 5.59%, 05/20/33(a)		155	154,111
Mariner Finance Issuance Trust
Series 2020-AA, Class A, 2.19%, 08/21/34(a)		110	108,255
Series 2021-AA, Class A, 1.86%, 03/20/36(a)		140	128,846
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A3, 5.95%, 11/15/28		760	773,390
MMAF Equipment Finance LLC, Series 2024-A, Class A3, 4.95%, 07/14/31(a)		150	149,135
Navient Private Education Loan Trust, Series 2020-A, Class A2B, (1-mo. CME Term SOFR + 1.01%), 6.34%, 11/15/68(a)(b)		1,101	1,094,007
Navient Private Education Refi Loan Trust
Series 2019-CA, Class A2, 3.13%, 02/15/68(a)		201	193,381
Series 2019-GA, Class A, 2.40%, 10/15/68(a)		82	77,421
Series 2020-BA, Class A2, 2.12%, 01/15/69(a)		305	280,350
Series 2020-DA, Class A, 1.69%, 05/15/69(a)		374	341,391
Series 2020-FA, Class A, 1.22%, 07/15/69(a)		530	479,877
Series 2020-IA, Class A1A, 1.33%, 04/15/69(a)		748	675,790
Series 2021-A, Class A, 0.84%, 05/15/69(a)		64	56,130

Security		Par (000)	Value

Asset-Backed Securities (continued)
Navient Private Education Refi Loan Trust
Series 2021-BA, Class A, 0.94%, 07/15/69(a)	USD	397	$346,846
Series 2022-BA, Class A, 4.16%, 10/15/70(a)		904	864,297
Navient Student Loan Trust, Series 2023-BA, Class A1B, (SOFR (30-day) + 1.70%), 7.02%, 03/15/72(a)(b)		316	318,955
Navistar Financial Dealer Note Master Owner Trust II, Series 2023-1, Class A, 6.18%, 08/25/28(a)		167	168,303
Nelnet Student Loan Trust
Series 2021-A, Class APT2, 1.36%, 04/20/62(a)		544	492,064
Series 2021-CA, Class AFL, (1-mo. CME Term SOFR + 0.85%), 6.18%, 04/20/62(a)(b)		400	396,540
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class A1R2, (3-mo. CME Term SOFR + 1.18%), 6.50%, 10/15/29(a)(b)		375	375,386
Nissan Auto Receivables Owner Trust, Series 2023-A, Class A3, 4.91%, 11/15/27		2,002	1,992,955
OCP CLO Ltd., Series 2020-19A, Class BR, (3-mo. CME Term SOFR + 1.96%), 7.28%, 10/20/34(a)(b)		250	249,623
Octagon 56 Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.23%, 10/15/34(a)(b)		300	298,449
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.23%), 6.55%, 04/15/31(a)(b)		394	393,591
OHA Credit Funding 6 Ltd., Series 2020-6A, Class AR, (3-mo. CME Term SOFR + 1.40%), 6.72%, 07/20/34(a)(b)		1,000	1,000,659
OneMain Direct Auto Receivables Trust, Series 2021- 1A, Class A, 0.87%, 07/14/28(a)		1,412	1,361,818
OneMain Financial Issuance Trust
Series 2019-2A, Class A, 3.14%, 10/14/36(a)		402	378,209
Series 2023-1A, Class A, 5.50%, 06/14/38(a)		445	451,655
Series 2023-2A, Class A2, (SOFR (30-day) + 1.50%), 6.82%, 09/15/36(a)(b)		377	383,027
OZLM XXII Ltd., Series 2018-22A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.08%, 01/17/31(a)(b)		250	250,276
Pagaya AI Technology in Housing Trust, Series 2023-1, Class A, 3.60%, 10/25/40(a)		495	456,043
Palmer Square CLO Ltd., Series 2014-1A, Class A1R2, (3-mo. CME Term SOFR + 1.39%), 6.71%, 01/17/31(a)(b)		648	648,217
Palmer Square Loan Funding Ltd., Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.06%), 6.38%, 07/20/29(a)(b)		544	543,737
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class A1AR, (3-mo. CME Term SOFR + 1.26%), 6.58%, 10/20/31(a)(b)		747	746,341
PFS Financing Corp.
Series 2021-A, Class A, 0.71%, 04/15/26(a)		230	229,521
Series 2022-D, Class A, 4.27%, 08/15/27(a)		706	694,897
Series 2023-A, Class A, 5.80%, 03/15/28(a)		1,030	1,040,994
Series 2023-C, Class A, 5.52%, 10/15/28(a)		432	435,811
Pikes Peak CLO 8, Series 2021-8A, Class B, (3-mo. CME Term SOFR + 2.01%), 7.33%, 07/20/34(a)(b)		250	249,824
Porsche Financial Auto Securitization Trust
Series 2023-1A, Class A3, 4.81%, 09/22/28(a)		1,080	1,073,944
Series 2023-2A, Class A3, 5.79%, 01/22/29(a)		517	522,649
Prodigy Finance DAC, Series 2021-1A, Class A, (1-mo. CME Term SOFR + 1.36%), 6.69%, 07/25/51(a)(b)		56	56,006
Progress Residential Trust, Series 2021-SFR10, Class A, 2.39%, 12/17/40(a)		516	458,142

94	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
RAD CLO 1 Ltd., Series 2018-1A, Class AR, (3-mo. CME Term SOFR + 1.24%), 6.56%, 07/15/31(a)(b)	USD	411	$411,318
Regional Management Issuance Trust
Series 2021-1, Class A, 1.68%, 03/17/31(a)		104	100,445
Series 2021-2, Class A, 1.90%, 08/15/33(a)		421	377,308
Series 2022-2B, Class A, 7.10%, 11/17/32(a)		140	141,394
Santander Drive Auto Receivables Trust
Series 2022-3, Class A3, 3.40%, 12/15/26		321	319,175
Series 2023-5, Class A3, 6.02%, 09/15/28		896	905,496
SLM Student Loan Trust, Series 2013-4, Class A, (SOFR (30-day) + 0.66%), 5.99%, 06/25/43(b)		144	142,777
SMB Private Education Loan Trust
Series 2016-A, Class A2B, (1-mo. CME Term SOFR + 1.61%), 6.94%, 05/15/31(a)(b)		103	103,327
Series 2016-B, Class A2B, (1-mo. CME Term SOFR + 1.56%), 6.89%, 02/17/32(a)(b)		150	150,165
Series 2017-A, Class A2B, (1-mo. CME Term SOFR + 1.01%), 6.34%, 09/15/34(a)(b)		470	468,959
Series 2019-B, Class A2B, (1-mo. CME Term SOFR + 1.11%), 6.44%, 06/15/37(a)(b)		617	618,791
Series 2021-A, Class A2A1, (1-mo. CME Term SOFR + 0.84%), 6.17%, 01/15/53(a)(b)		780	772,395
Series 2021-A, Class APL, (1-mo. CME Term SOFR + 0.84%), 6.17%, 01/15/53(a)(b)		916	890,828
Series 2022-A, Class APT, 2.85%, 11/16/54(a)		630	577,692
Series 2022-B, Class A1A, 3.94%, 02/16/55(a)		656	621,933
Series 2023-B, Class A1B, (SOFR (30-day) + 1.80%), 7.12%, 10/16/56(a)(b)		714	728,286
Series 2023-C, Class A1A, 5.67%, 11/15/52(a)		159	160,804
Series 2024-A, Class A1B, (SOFR (30-day) + 1.45%), 03/15/56(a)(b)(c)		770	773,155
SoFi Professional Loan Program Trust
Series 2020-A, Class A2FX, 2.54%, 05/15/46(a)		185	173,431
Series 2020-C, Class AFX, 1.95%, 02/15/46(a)		253	230,859
SPLT
Series 23-1, Class A, 6.00%, 10/12/30(a)		302	302,008
Series 24-1, Class A,, 6.06%, 02/12/31(a)		460	459,980
TCI-Symphony CLO Ltd., Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.19%), 6.51%, 07/15/30(a)(b)		849	848,908
Toyota Auto Loan Extended Note Trust, Series 2023-1A, Class A, 4.93%, 06/25/36(a)		1,589	1,591,462
Toyota Auto Receivables Owner Trust
Series 2020-C, Class A4, 0.57%, 10/15/25		1,085	1,076,839
Series 2022-B, Class A3, 2.93%, 09/15/26		1,076	1,058,105
Series 2022-B, Class A4, 3.11%, 08/16/27		573	551,206
Series 2023-B, Class A3, 4.71%, 02/15/28		764	758,361
Series 2023-C, Class A3, 5.16%, 04/17/28		340	340,309
Verizon Master Trust
Series 2024-1, Class A1A, 5.00%, 12/20/28		3,133	3,123,468
Series 2024-2, Class A, 4.83%, 12/22/31(a)		266	265,790
Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3, 1.02%, 06/22/26		630	615,448
Voya CLO Ltd., Series 2018-3A, Class A1A, (3-mo. CME Term SOFR + 1.41%), 6.73%, 10/15/31(a)(b)		917	917,042
WF Card Issuance Trust, Series 2024-A1, Class A, 4.94%, 02/15/29		1,902	1,902,883
Whitebox CLO II Ltd., Series 2020-2A, Class A1R, (3-mo. CME Term SOFR + 1.48%), 6.80%, 10/24/34(a)(b)		400	399,800

Total Asset-Backed Securities — 32.2% (Cost: $127,455,424)			126,102,314

Security		Par (000)	Value

Corporate Bonds

Aerospace & Defense — 1.1%
BAE Systems PLC, 03/26/27(a)(c)	USD	425	$424,136
Boeing Co. (The), 2.20%, 02/04/26		1,470	1,376,213
L3Harris Technologies, Inc.
5.40%, 01/15/27		942	948,721
4.40%, 06/15/28		218	212,037
06/01/29(c)		575	573,163
Lockheed Martin Corp., 4.50%, 02/15/29		585	579,453
RTX Corp.
2.65%, 11/01/26		38	35,808
5.75%, 01/15/29		315	325,937

			4,475,468

Automobiles — 0.3%
Nissan Motor Acceptance Co. LLC, 7.05%, 09/15/28(a) .		149	155,747
Traton Finance Luxembourg SA
0.00%, 06/14/24(d)(e)	EUR	500	535,061
4.13%, 11/22/25(d)		100	108,285
03/27/27(c)(d)		300	323,914

			1,123,007

Banks — 5.9%
Banco de Sabadell SA, 4.00%, 01/15/30(d)		100	109,324
Bank of America Corp.
1.53%, 12/06/25	USD	1,188	1,154,610
1.32%, 06/19/26		917	871,664
1.20%, 10/24/26		163	152,562
5.08%, 01/20/27		700	696,475
2.55%, 02/04/28		415	385,751
5.82%, 09/15/29		661	677,749
Barclays PLC
3.93%, 05/07/25		800	798,376
03/12/30(c)		590	593,072
Citigroup, Inc.
3.11%, 04/08/26		507	494,167
3.40%, 05/01/26		1,109	1,067,801
5.61%, 09/29/26		233	233,371
3.89%, 01/10/28		245	236,246
5.17%, 02/13/30		700	696,734
Series VAR, 3.07%, 02/24/28		925	870,075
HSBC Holdings PLC
2.25%, 11/22/27		865	797,215
4.58%, 06/19/29		200	194,083
HSBC U.S.A., Inc., 5.29%, 03/04/27		745	749,332
JPMorgan Chase & Co.
3.96%, 01/29/27		97	94,684
1.58%, 04/22/27		238	220,653
5.04%, 01/23/28		960	956,690
3.78%, 02/01/28		391	376,549
5.30%, 07/24/29		1,779	1,792,216
6.09%, 10/23/29		820	852,482
KBC Group NV, 4.25%, 11/28/29(d)	EUR	200	220,890
Morgan Stanley Bank N.A., 4.95%, 01/14/28	USD	1,390	1,384,275
NatWest Group PLC, 7.47%, 11/10/26		433	444,746
Toronto-Dominion Bank (The), 5.52%, 07/17/28		422	430,978
Truist Financial Corp.
6.05%, 06/08/27		1,032	1,045,929
5.44%, 01/24/30		275	274,679
U.S. Bancorp, 5.38%, 01/23/30		285	286,259
Wells Fargo & Co.
5.57%, 07/25/29		1,807	1,828,417
6.30%, 10/23/29		325	338,501

S C H E D U L E S O F I N V E S T M E N T S	95

Schedule of Investments (continued) March 31, 2024	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Wells Fargo & Co. 5.20%, 01/23/30	USD	585	$583,767
Westpac Banking Corp., 4.18%, 05/22/28(a)		1,205	1,177,778

			23,088,100

Biotechnology — 0.3%
AbbVie, Inc., 4.80%, 03/15/29		1,140	1,141,673

Capital Markets — 1.9%
Charles Schwab Corp. (The), 5.88%, 08/24/26		547	556,117
Credit Suisse AG, 5.00%, 07/09/27		491	486,525
Deutsche Bank AG
1.45%, 04/01/25		518	518,000
2.13%, 11/24/26		150	141,452
5.37%, 09/09/27		150	150,777
6.82%, 11/20/29		150	156,811
Goldman Sachs Group, Inc. (The)
2.64%, 02/24/28		565	526,231
6.48%, 10/24/29		845	889,041
Morgan Stanley
2.48%, 01/21/28		871	810,227
4.21%, 04/20/28		160	155,477
5.16%, 04/20/29		1,405	1,403,866
6.41%, 11/01/29		215	225,441
UBS Group AG
4.70%, 08/05/27(a)		1,100	1,079,363
0.25%, 11/05/28(d)	EUR	294	280,287

			7,379,615

Chemicals — 0.0%
LYB International Finance III LLC, 1.25%, 10/01/25	USD	203	190,576

Communications Equipment — 0.1%
Motorola Solutions, Inc., 2.30%, 11/15/30		410	344,161

Consumer Finance — 1.8%
American Express Co.
2.55%, 03/04/27		772	721,019
5.10%, 02/16/28		440	439,321
Capital One Financial Corp.
3.30%, 10/30/24		258	254,486
4.17%, 05/09/25		700	698,571
4.99%, 07/24/26		300	298,065
6.31%, 06/08/29		343	352,623
Ford Motor Credit Co. LLC
6.95%, 06/10/26		669	683,534
5.80%, 03/05/27		915	918,384
7.35%, 11/04/27		670	702,677
03/08/29(c)		200	200,796
General Motors Financial Co., Inc.
6.05%, 10/10/25		500	503,703
2.35%, 02/26/27		340	313,926
5.40%, 05/08/27		495	496,295
Hyundai Capital America
5.50%, 03/30/26(a)		268	268,437
1.65%, 09/17/26(a)		415	379,582

			7,231,419

Containers & Packaging — 0.0%
Sonoco Products Co., 2.25%, 02/01/27		121	112,105

Diversified REITs — 1.7%
American Tower Corp., 5.50%, 03/15/28		540	544,522
Crown Castle, Inc., 1.05%, 07/15/26		618	561,743
Equinix, Inc.
1.25%, 07/15/25		150	141,885

Security		Par (000)	Value

Diversified REITs (continued)
Equinix, Inc.
1.45%, 05/15/26	USD	125	$114,976
2.90%, 11/18/26		672	630,371
1.80%, 07/15/27		600	537,863
3.20%, 11/18/29		420	375,996
VICI Properties LP, 4.38%, 05/15/25		2,479	2,436,677
VICI Properties LP/VICI Note Co., Inc.
4.63%, 06/15/25(a)		538	529,749
4.63%, 12/01/29(a)		730	690,379

			6,564,161

Diversified Telecommunication Services — 0.3%
British Telecommunications PLC, 4.25%, 01/06/33(d)	EUR	100	112,287
NTT Finance Corp.
4.37%, 07/27/27(a)	USD	275	270,161
1.59%, 04/03/28(a)		200	176,457
Verizon Communications, Inc., 4.33%, 09/21/28		565	552,426

			1,111,331

Electric Utilities — 1.3%
Duke Energy Corp.
2.65%, 09/01/26		222	209,622
4.85%, 01/05/29		535	529,952
Edison International
3.55%, 11/15/24		123	121,337
4.70%, 08/15/25		380	375,333
Eversource Energy
4.75%, 05/15/26		285	282,044
2.90%, 03/01/27		353	331,860
5.45%, 03/01/28		245	248,025
Exelon Corp.
2.75%, 03/15/27		387	362,291
5.15%, 03/15/28		169	169,413
Georgia Power Co., 5.00%, 02/23/27		295	295,354
National Grid Electricity Transmission PLC, 0.19%, 01/20/25(d)	EUR	295	309,166
NextEra Energy Capital Holdings, Inc.
1.88%, 01/15/27	USD	550	503,627
1.90%, 06/15/28		112	99,200
Pacific Gas & Electric Co., 3.45%, 07/01/25		255	248,050
San Diego Gas & Electric Co., 4.95%, 08/15/28		138	138,518
Southern California Edison Co., 5.65%, 10/01/28		110	113,157
Texas Electric Market Stabilization Funding N LLC, Series A-1, 4.27%, 08/01/34(a)		308	297,824
Virginia Electric & Power Co., Series A, 3.80%,
04/01/28		293	281,279

			4,916,052

Financial Services — 0.3%
Glencore Funding LLC
6.13%, 10/06/28(a)		423	437,115
04/04/29(a)(c)		700	701,388

			1,138,503

Food Products — 0.0%
General Mills, Inc., 5.24%, 11/18/25		109	108,657

Ground Transportation — 0.7%
Canadian Pacific Railway Co.
1.35%, 12/02/24		1,398	1,359,316
4.00%, 06/01/28		114	109,873
Penske Truck Leasing Co. LP/PTL Finance Corp.
1.20%, 11/15/25(a)		632	589,578
5.75%, 05/24/26(a)		241	242,743

96	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ground Transportation (continued)
Ryder System, Inc., 2.85%, 03/01/27	USD	370	$346,833
SMBC Aviation Capital Finance DAC, 1.90%, 10/15/26(a)		200	182,514

			2,830,857

Health Care Equipment & Supplies — 0.2%
Sartorius Finance BV, 4.25%, 09/14/26(d)	EUR	300	327,015
Solventum Corp., 5.40%, 03/01/29(a)	USD	330	330,665

			657,680

Health Care Providers & Services — 0.7%
HCA, Inc.
5.25%, 04/15/25		831	827,530
5.25%, 06/15/26		395	393,848
5.38%, 09/01/26		1,022	1,021,762
3.13%, 03/15/27		123	116,327
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25		114	106,044
UnitedHealth Group, Inc., 04/15/29(c)		200	199,311

			2,664,822

Health Care REITs — 0.0%
Healthpeak OP LLC, 1.35%, 02/01/27		100	90,242

Household Durables — 0.1%
DR Horton, Inc., 1.30%, 10/15/26		245	222,846

Insurance — 0.2%
Aon Corp./Aon Global Holdings PLC, 2.85%, 05/28/27		194	181,515
Aon North America, Inc., 5.15%, 03/01/29		730	733,998

			915,513

IT Services — 0.1%
Global Payments, Inc., 1.20%, 03/01/26		282	260,858

Media — 0.4%
Charter Communications Operating LLC/Charter
Communications Operating Capital
6.15%, 11/10/26		65	65,509
4.20%, 03/15/28		813	766,276
2.25%, 01/15/29		332	282,442
Informa PLC, 2.13%, 10/06/25(d)	EUR	437	459,444

			1,573,671

Metals & Mining — 0.1%
Anglo American Capital PLC, 06/15/29(c)(d)		380	410,086

Multi-Utilities — 0.5%
Consumers Energy Co., 4.60%, 05/30/29	USD	270	266,860
Engie SA, 3.63%, 12/06/26(d)	EUR	300	324,973
National Grid North America, Inc., 4.15%, 09/12/27(d)		290	318,066
NiSource, Inc., 5.25%, 03/30/28	USD	719	723,943
Sempra, 3.30%, 04/01/25		148	144,796

			1,778,638

Oil, Gas & Consumable Fuels — 2.6%
Diamondback Energy, Inc., 3.50%, 12/01/29		493	456,044
Energy Transfer LP
4.50%, 04/15/24		500	499,728
2.90%, 05/15/25		910	883,235
6.10%, 12/01/28		827	857,351
Eni SpA, 3.63%, 05/19/27(d)	EUR	240	260,301
Kinder Morgan, Inc., 5.00%, 02/01/29	USD	305	303,746
Marathon Petroleum Corp., 4.70%, 05/01/25		235	233,004
MPLX LP, 1.75%, 03/01/26		886	828,227
Occidental Petroleum Corp.
8.50%, 07/15/27		300	325,623
6.38%, 09/01/28		220	228,457

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.
5.55%, 11/01/26	USD	490	$494,485
5.65%, 11/01/28		412	421,148
Pioneer Natural Resources Co., 5.10%, 03/29/26		402	401,493
Sabine Pass Liquefaction LLC
5.63%, 03/01/25		1,691	1,689,521
5.00%, 03/15/27		101	100,705
Targa Resources Corp., 5.20%, 07/01/27		527	526,237
Western Midstream Operating LP, 6.35%, 01/15/29		195	202,233
Williams Cos., Inc. (The), 5.40%, 03/02/26		1,389	1,392,567

			10,104,105

Passenger Airlines — 0.2%
Delta Air Lines, Inc., 7.00%, 05/01/25(a)		970	982,727

Pharmaceuticals — 0.3%
Bayer AG
4.00%, 08/26/26(d)	EUR	280	304,281
0.75%, 01/06/27(d)		200	198,339
Bristol-Myers Squibb Co., 4.90%, 02/22/29	USD	440	441,852
Pfizer Investment Enterprises Pte Ltd., 4.45%, 05/19/28		309	304,603

			1,249,075

Professional Services — 0.1%
Teleperformance SE, 5.25%, 11/22/28(d)	EUR	200	221,403

Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27	USD	1,099	1,065,403
Microchip Technology, Inc., 5.05%, 03/15/29		445	445,067
NXP BV/NXP Funding LLC/NXP U.S.A., Inc., 2.70%, 05/01/25		655	634,878

			2,145,348

Software — 0.8%
Oracle Corp.
1.65%, 03/25/26		973	908,126
2.65%, 07/15/26		748	707,789
VMware LLC, 1.40%, 08/15/26		1,585	1,447,513
Workday, Inc., 3.50%, 04/01/27		278	266,202

			3,329,630

Specialized REITs — 0.2%
American Tower Corp.
3.38%, 10/15/26		502	479,480
3.55%, 07/15/27		6	5,704
02/15/29(c)		255	254,876

			740,060

Tobacco — 0.9%
Altria Group, Inc., 6.20%, 11/01/28		879	916,157
BAT Capital Corp.
3.22%, 08/15/24		260	257,451
2.79%, 09/06/24		700	691,160
3.56%, 08/15/27		199	188,442
BAT International Finance PLC, 5.93%, 02/02/29		692	710,287
Philip Morris International, Inc.
5.13%, 11/15/24		474	472,868
4.88%, 02/13/26		241	240,038
5.13%, 11/17/27		114	114,590

			3,590,993

Wireless Telecommunication Services — 1.1%
Rogers Communications, Inc.
3.20%, 03/15/27		825	783,153
5.00%, 02/15/29		435	431,979

S C H E D U L E S O F I N V E S T M E N T S	97

Schedule of Investments (continued) March 31, 2024	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Wireless Telecommunication Services (continued)
Sprint LLC
7.13%, 06/15/24	USD	460		$460,788
7.63%, 03/01/26		204		210,760
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25(a) .		100		99,449
T-Mobile U.S.A., Inc.
1.50%, 02/15/26		224		209,132
2.25%, 02/15/26		769		727,672
2.63%, 04/15/26		585		555,690
3.75%, 04/15/27		343		330,346
4.85%, 01/15/29		470		466,519

				4,275,488

Total Corporate Bonds — 24.7% (Cost: $96,806,786)				96,968,870

Foreign Agency Obligations

Canada — 0.4%
CPPIB Capital, Inc., 0.50%, 09/16/24(a)		1,480		1,447,483

Saudi Arabia — 0.0%
Saudi Arabian Oil Co., 2.88%, 04/16/24(a)		220		219,362

Total Foreign Agency Obligations — 0.4% (Cost: $1,699,397)				1,666,845

Foreign Government Obligations

Canada — 0.2%
Ontario Teachers’ Finance Trust, 4.25%, 04/25/28(a)		965		950,993

Uruguay — 0.0%
Republic of Uruguay, 4.38%, 01/23/31		0	(f)	3

Total Foreign Government Obligations — 0.2% (Cost: $964,116)				950,996

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.4%
Angel Oak Mortgage Trust
Series 2020-2, Class A1A, 2.53%, 01/26/65(a)(b)		129		119,433
Series 2022-2, Class A1, 3.35%, 01/25/67(a)(b)		286		261,695
Series 2023-6, Class A1, 6.50%, 12/25/67(a)(g)		191		192,085
Arroyo Mortgage Trust, Series 2022-2, Class A1, 4.95%, 07/25/57(a)(g)		250		245,713
Barclays Mortgage Loan Trust, Series 2024-NQM1, Class A1, 5.90%, 01/25/64(a)(g)		486		482,703
BRAVO Residential Funding Trust, Series 2023-NQM6, Class A1, 6.60%, 09/25/63(a)(g)		412		414,405
Chase Home Lending Mortgage Trust, Series 2019- ATR2, Class A3, 3.50%, 07/25/49(a)(b)		144		127,339
COLT Mortgage Loan Trust, Series 2022-3, Class A1, 3.90%, 02/25/67(a)(b)		123		116,737
Credit Suisse Mortgage Capital Trust, Series 2022- ATH1, Class A1A, 2.87%, 01/25/67(a)(b)		271		251,628
Flagstar Mortgage Trust
Series 2020-1INV, Class A11, (1-mo. CME Term SOFR + 0.96%), 6.00%, 03/25/50(a)(b)		409		385,579
Series 2021-12, Class A19, 5.00%, 11/25/51(a)(b)		631		605,466
GCAT Trust, Series 2021-NQM7, Class A1, 1.92%, 08/25/66(a)(b)		218		189,763
GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ2, Class A4, 2.50%, 06/25/52(a)(b)		511		409,716

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Homeward Opportunities Fund I Trust, Series 2022-1, Class A1, 5.08%, 07/25/67(a)(g)	USD	181	$178,925
JPMorgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 06/25/29(a)(b)		199	189,976
Series 2021-7, Class A3, 2.50%, 11/25/51(a)(b)		994	796,719
Series 2022-INV3, Class A3B, 3.00%, 09/25/52(a)(b)		361	299,886
Series 2023-DSC1, Class A1, 4.63%, 07/25/63(a)(b)		380	362,635
Series 2024-2, Class A3, 6.00%, 08/25/54(a)(b)		164	163,345
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3, 3.00%, 04/25/52(a)(b)		421	351,376
MFA Trust
Series 2021-INV2, Class A1, 1.91%, 11/25/56(a)(b)		272	233,587
Series 2023-INV2, Class A1, 6.78%, 10/25/58(a)(g)		156	157,155
Series 2023-NQM3, Class A1, 6.62%, 07/25/68(a)(g)		452	453,976
Mill City Mortgage Loan Trust, Series 2017-3, Class A1, 2.75%, 01/25/61(a)(b)		142	139,535
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B, 3.50%, 10/25/59(a)(b)		313	288,781
OBX Trust
Series 2020-EXP3, Class 2A1B, (1-mo. CME Term SOFR + 1.01%), 6.34%, 01/25/60(a)(b)		868	858,768
Series 2022-INV3, Class A1, 3.00%, 02/25/52(a)(b)		190	159,169
Series 2023-NQM6, Class A1, 6.52%, 07/25/63(a)(g)		539	543,622
Preston Ridge Partners Mortgage LLC, Series 2024-RCF1, Class A1, 4.00%, 01/25/54(a)(g)		105	100,313
PRKCM Trust
Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(b)		323	273,249
Series 2023-AFC3, Class A1, 6.58%, 09/25/58(a)(g)		467	470,273
RCKT Mortgage Trust, Series 2022-2, Class A1, 3.00%, 02/25/52(a)(b)		440	367,041
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 08/25/62(a)(g)		145	143,737
Starwood Mortgage Residential Trust, Series 2020-3, Class A1, 1.49%, 04/25/65(a)(b)		155	145,660
Towd Point Mortgage Trust
Series 2015-1, Class A5, 4.53%, 10/25/53(a)(b)		639	632,939
Series 2018-1, Class A1, 3.00%, 01/25/58(a)(b)		246	239,187
Series 2018-2, Class A1, 3.25%, 03/25/58(a)(b)		669	647,451
Series 2018-6, Class A1A, 3.75%, 03/25/58(a)(b)		649	633,624
Verus Securitization Trust
Series 2022-1, Class A1, 2.72%, 01/25/67(a)(g)		148	133,157
Series 2022-2, Class A1, 4.26%, 02/25/67(a)(g)		240	223,435
Series 2022-3, Class A1, 4.13%, 02/25/67(a)(g)		353	330,443

			13,320,226

Commercial Mortgage-Backed Securities — 5.5%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1-mo. CME Term SOFR + 1.18%), 6.50%, 09/15/34(a)(b)		600	588,951
Alen Mortgage Trust, Series 2021-ACEN, Class A, (1-mo. CME Term SOFR + 1.26%), 6.59%, 04/15/34(a)(b)		420	383,758
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class ASB, 2.58%, 05/15/53(a)		500	463,431
Barclays Commercial Mortgage Trust
Series 2019-C3, Class B, 4.10%, 05/15/52		400	361,318
Series 2019-C5, Class ASB, 2.99%, 11/15/52		250	237,860
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1-mo. CME Term SOFR + 0.86%), 6.19%, 04/15/36(a)(b)		964	956,940
Benchmark Mortgage Trust, Series 2022-B34, Class AM, 3.83%, 04/15/55(b)		265	231,541

98	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust
Series 2022-LP2, Class A, (1-mo. CME Term SOFR + 1.01%), 6.34%, 02/15/39(a)(b)	USD	241	$240,317
Series 2023-XL3, Class A, (1-mo. CME Term SOFR + 1.76%), 7.09%, 12/09/40(a)(b)		480	482,984
Series 2024-MF, Class B, (1-mo. CME Term SOFR + 1.69%), 7.02%, 02/15/39(a)(b)		140	139,388
BX Trust
Series 2018-BILT, Class D, (1-mo. CME Term SOFR + 2.07%), 7.39%, 05/15/30(a)(b)		270	269,325
Series 2022-IND, Class A, (1-mo. CME Term SOFR + 1.49%), 6.82%, 04/15/37(a)(b)		689	689,813
Series 2023-DELC, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 05/15/38(a)(b)		460	465,750
Series 2024-BIO, Class A, (1-mo. CME Term SOFR + 1.64%), 6.97%, 02/15/41(a)(b)		626	627,565
Series 2024-CNYN, Class A, (1-mo. CME Term SOFR + 1.44%), 04/15/29(a)(b)(c)		132	132,100
Series 2024-PAT, Class A, (1-mo. CME Term SOFR + 2.09%), 7.34%, 03/15/26(a)(b)		250	249,872
Series 2024-PAT, Class B, (1-mo. CME Term SOFR + 3.04%), 8.29%, 03/15/26(a)(b)		100	99,945
CD Mortgage Trust
Series 2016-CD2, Class A4, 3.53%, 11/10/49(b)		520	484,559
Series 2017-CD5, Class A4, 3.43%, 08/15/50		525	492,529
CENT Trust, Series 2023-CITY, Class A, (1-mo. CME Term SOFR + 2.62%), 7.95%, 09/15/38(a)(b)		450	454,495
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A3, 3.22%, 11/10/49(b)		820	762,760
Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4, 4.01%, 03/10/51		535	509,689
COAST Commercial Mortgage Trust, Series 2023-2HTL, Class A, (1-mo. CME Term SOFR + 2.59%), 7.92%, 08/15/36(a)(b)		300	300,748
Commercial Mortgage Trust
Series 2013-CR8, Class B, 3.57%, 06/10/46(a)(b)		131	127,203
Series 2014-CR16, Class A4, 4.05%, 04/10/47		374	372,885
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		122	120,905
Series 2015-CR24, Class B, 4.35%, 08/10/48(b)		500	475,739
Series 2015-LC23, Class A4, 3.77%, 10/10/48		550	532,859
Credit Suisse Mortgage Capital Trust, Series 2021-980M, Class C, 3.20%, 07/15/31(a)		170	152,936
Credit Suisse Mortgage Trust, Series 2022-NWPT, Class A, (1-mo. CME Term SOFR + 3.14%), 8.47%, 09/09/24(a)(b)		280	280,782
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class A4, 2.76%, 09/15/52		1,000	880,554
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.60%, 04/25/48(a)(b)		290	283,968
GS Mortgage Securities Trust
Series 2015-GC30, Class AAB, 3.12%, 05/10/50		142	140,765
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 7.52%, 08/15/39(a)(b)		135	135,850
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 7.42%, 03/15/28(a)(b)		410	411,281
Series 2023-FUN, Class B, (1-mo. CME Term SOFR + 2.79%), 8.12%, 03/15/28(a)(b)		415	416,167
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (1-mo. CME Term SOFR + 2.25%), 7.57%, 10/15/39(a)(b)		500	499,530
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5, 3.78%, 08/15/47		434	431,850

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust
Series 2014-C25, Class A4A1, 3.41%, 11/15/47	USD	367	$361,812
Series 2015-C28, Class ASB, 3.04%, 10/15/48		262	258,763
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-JP6, Class A3, 3.11%, 07/15/50		414	392,950
Series 2019-BKWD, Class A, (1-mo. CME Term SOFR + 1.61%), 6.94%, 09/15/29(a)(b)		164	155,618
Series 2022-NXSS, Class A, (1-mo. CME Term SOFR + 2.18%), 7.50%, 09/15/39(a)(b)		180	180,506
Series 2022-OPO, Class D, 3.45%, 01/05/39(a)(b)		100	72,044
KSL Commercial Mortgage Trust, Series 2023-HT, Class A, (1-mo. CME Term SOFR + 2.29%), 7.62%, 12/15/36(a)(b)		200	201,188
Life Mortgage Trust, Series 2021-BMR, Class A, (1-mo. CME Term SOFR + 0.81%), 6.14%, 03/15/38(a)(b)		531	524,887
LUX, Series 2023-LION, Class A, (1-mo. CME Term SOFR + 2.69%), 8.02%, 08/15/40(a)(b)		183	184,778
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class ASB, 2.73%, 09/15/49		106	103,663
OPEN Trust, Series 2023-AIR, Class A, (1-mo. CME Term SOFR + 3.09%), 8.41%, 10/15/28(a)(b)		105	106,307
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50%, 08/25/57(b)		1,074	1,016,734
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. CME Term SOFR + 2.19%), 7.51%, 05/15/37(a)(b)		270	272,025
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class ASB, 3.24%, 12/15/47		223	220,958
Series 2015-C26, Class B, 3.78%, 02/15/48		515	496,482
Series 2015-C27, Class A5, 3.45%, 02/15/48		495	483,152
Series 2016-LC24, Class A3, 2.68%, 10/15/49		809	767,704
Series 2021-C60, Class ASB, 2.13%, 08/15/54		834	744,294

			21,432,777

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.70%, 09/15/48(b)		4,197	32,622
Commercial Mortgage Trust
Series 2015-CR23, Class XA, 0.84%, 05/10/48(b)		1,817	11,689
Series 2015-LC21, Class XA, 0.62%, 07/10/48(b)		4,116	20,902
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.86%, 01/15/49(b)		594	15,990

			81,203

Total Non-Agency Mortgage-Backed Securities — 8.9% (Cost: $36,191,207)			34,834,206

Preferred Securities

Capital Trusts — 0.2%

Electric Utilities — 0.2%
Southern Co. (The), 4.48%, 08/01/24(g)		571	568,160

U.S. Government Sponsored Agency Securities

Agency Obligations — 4.8%
Fannie Mae
0.54%, 10/27/25		4,500	4,195,986
0.74%, 08/25/27		1,000	880,063
0.81%, 09/25/28		1,000	852,258
Federal Farm Credit Banks Funding Corp.
2.25%, 08/15/29		1,000	892,817

S C H E D U L E S O F I N V E S T M E N T S	99

Schedule of Investments (continued) March 31, 2024	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Agency Obligations (continued)
Federal Farm Credit Banks Funding Corp.
2.17%, 10/29/29	USD	700	$621,466
1.30%, 02/03/31		770	618,878
1.68%, 09/17/35		2,080	1,513,242
Federal Home Loan Banks
0.60%, 12/30/26		1,000	892,446
2.06%, 09/27/29		1,000	884,621
2.18%, 11/06/29		700	616,331
Freddie Mac
4.20%, 08/28/25		1,300	1,286,115
0.60%, 09/30/25		3,000	2,813,481
0.65%, 05/28/26		1,000	915,245
0.90%, 10/13/27		2,000	1,763,522

			18,746,471

Collateralized Mortgage Obligations — 1.3%
Fannie Mae
Series 2018-21, Class CA, 3.50%, 04/25/45		94	91,376
Series 2019-73, Class P, 3.00%, 03/25/48		472	442,352
Series 2020-79, Class JA, 1.50%, 11/25/50		448	390,004
Freddie Mac
Series 3959, Class MA, 4.50%, 11/15/41		45	44,684
Series 3986, Class M, 4.50%, 09/15/41		6	5,983
Series 4274, Class PN, 3.50%, 10/15/35		61	58,630
Series 4390, Class CA, 3.50%, 06/15/50		39	38,094
Series 4459, Class BN, 3.00%, 08/15/43		264	240,043
Series 4482, Class DH, 3.00%, 06/15/42		23	22,556
Series 4494, Class KA, 3.75%, 10/15/42		67	65,725
Series 4752, Class PL, 3.00%, 09/15/46		312	290,938
Series 4777, Class CB, 3.50%, 10/15/45		242	233,692
Series 4941, Class MB, 3.00%, 07/25/49		268	233,924
Series 5000, Class MA, 2.00%, 06/25/44		220	199,005
Series 5006, Class KA, 2.00%, 06/25/45		627	561,479
Series 5105, Class LA, 1.50%, 04/15/44		1,596	1,518,892
Ginnie Mae
Series 2017-136, Class GB, 3.00%, 03/20/47		392	355,744
Series 2020-127, Class LP, 1.50%, 06/20/50		400	311,248

			5,104,369

Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae, Series 2014-M9, Class A2, 3.10%, 07/25/24(b)		1,145	1,135,250

Mortgage-Backed Securities — 9.6%
Fannie Mae, Series 2022-65, Class FB, (SOFR (30-day) + 0.80%), 6.00%, 09/25/52(b)		3,547	3,475,489
Fannie Mae Mortgage-Backed Securities
1.50%, 07/01/31		1,269	1,153,131
2.50%, 12/01/27 - 12/01/36		1,462	1,356,404
3.00%, 09/01/30 - 09/01/35		6,961	6,561,176
3.03%, 12/01/27		1,263	1,185,853
3.50%, 05/01/37		615	590,628
4.00%, 03/01/32 - 08/01/49		9,289	8,829,360
4.50%, 09/01/26 - 01/01/48		2,240	2,188,447
5.00%, 07/01/25 - 06/01/39		1,195	1,201,004
5.50%, 05/01/38		199	203,240
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.59%), 2.92%, 06/01/45(b)		109	108,335
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.60%), 5.41%, 07/01/44(b)		120	123,009
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.70%), 5.62%, 07/01/43(b)		196	201,401
Freddie Mac Mortgage-Backed Securities 2.50%, 11/01/27 - 03/01/37		542	501,312

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities
3.00%, 12/01/31 - 02/01/36	USD	845	$792,749
3.50%, 04/01/32 - 11/01/38		1,096	1,061,872
4.00%, 09/01/33 - 06/01/37		1,244	1,216,376
4.50%, 03/01/49 - 01/01/50		2,764	2,712,497
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.62%), 3.34%, 05/01/45(b)		312	308,111
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.62%), 5.42%, 03/01/45(b)		109	110,283
Uniform Mortgage-Backed Securities, 4.50%, 04/01/54(h)		4,100	3,904,112

			37,784,789

Total U.S. Government Sponsored Agency Securities — 16.0% (Cost: $65,512,793)			62,770,879

U.S. Treasury Obligations
U.S. Treasury Notes
5.00%, 08/31/25		8,000	8,016,250
4.00%, 02/15/26		11,250	11,110,254
4.25%, 03/15/27		18,000	17,917,031

Total U.S. Treasury Obligations — 9.5% (Cost: $37,083,091)			37,043,535

Total Long-Term Investments — 92.1% (Cost: $366,284,217)			360,905,805

Short-Term Securities

Commercial Paper — 0.4%
HSBC U.S.A., Inc., 6.46%, 08/22/24(i)		1,500	1,466,570

		Shares

Money Market Funds — 1.1%
Dreyfus Treasury Securities Cash Management, Institutional Class, 5.19%(j)		4,208,582	4,208,582

		Par (000)

U.S. Treasury Obligations(i) — 7.5%
U.S. Treasury Bills
5.30%, 05/30/24	USD	8,000	7,931,002
5.31%, 06/13/24		13,675	13,530,375
5.17%, 06/27/24		8,155	8,052,174

			29,513,551

Total Short-Term Securities — 9.0% (Cost: $35,189,218)			35,188,703

Total Investments Before TBA Sale Commitments — 101.1% (Cost: $401,473,435)			396,094,508

100	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

TBA Sale Commitments(h)

Mortgage-Backed Securities — (1.0)%
Uniform Mortgage-Backed Securities, 4.50%, 04/01/54 . USD	(4,100)	$(3,904,112)

Total TBA Sale Commitments — (1.0)% (Proceeds: $(3,927,672))		(3,904,112)

Total Investments Net of TBA Sale Commitments — 100.1% (Cost: $397,545,763)		392,190,396

Liabilities in Excess of Other Assets — (0.1)%		(257,267)

Net Assets — 100.0%		$391,933,129

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	When-issued security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Zero-coupon bond.
(f)	Rounds to less than 1,000.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Represents or includes a TBA transaction.
(i)	Rates are discount rates or a range of discount rates as of period end.
(j)	Annualized 7-day yield as of period end.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro-Schatz	6	06/06/24	$684	$534
U.S. Treasury Notes (2 Year)	722	06/28/24	147,638	(132,956)

				(132,422)

Short Contracts
Euro-Bobl	21	06/06/24	2,679	(13,064)
U.S. Treasury Bonds (30 Year)	39	06/18/24	4,697	(99,395)
U.S. Treasury Notes (10 Year)	96	06/18/24	10,637	(19,241)
U.S. Ultra Treasury Bonds	3	06/18/24	387	(8,726)
U.S. Ultra Treasury Notes (10 Year)	69	06/18/24	7,908	(42,874)
U.S. Treasury Notes (5 Year)	443	06/28/24	47,408	(77,603)

				(260,903)

				$(393,325)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	278,138	CAD	376,000	Deutsche Bank AG	06/20/24	$222
USD	15,293	EUR	14,000	Deutsche Bank AG	06/20/24	138
USD	4,298,745	EUR	3,931,000	UBS AG	06/20/24	43,431

						$43,791

S C H E D U L E S O F I N V E S T M E N T S	101

Schedule of Investments (continued) March 31, 2024	BATS: Series S Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.42.V1	1.00%	Quarterly	06/20/29	BBB+	USD	16,460	$(377,298)	$(360,400)	$(16,898)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

								Upfront
						Notional		Premium	Unrealized
Paid by the Fund		Received by the Fund		Termination		Amount		Paid	Appreciation

Rate	Frequency	Rate	Frequency	Date		(000)	Value	(Received)	(Depreciation)

0.23%	Annual	1-day TONA, 0.07%	Annual	11/24/25	JPY	1,454,258	$ (3,566)	$—	$(3,566)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$(360,400)	$—	$(20,464)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$534	$—	$534
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	43,791	—	—	43,791

	$—	$—	$—	$43,791	$534	$—	$44,325

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$393,859	$—	$393,859
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	16,898	—	—	3,566	—	20,464

	$—	$16,898	$—	$—	$397,425	$—	$414,323

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

102	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series S Portfolio

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$198,411	$—	$198,411
Forward foreign currency exchange contracts	—	—	—	16,753	—	—	16,753
Swaps	—	(163,028)	—	—	(55,467)	—	(218,495)

	$—	$(163,028)	$—	$16,753	$142,944	$—	$(3,331)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(750,739)	$—	$(750,739)
Forward foreign currency exchange contracts	—	—	—	149,430	—	—	149,430
Swaps	—	20,515	—	—	25,992	—	46,507

	$—	$20,515	$—	$149,430	$(724,747)	$—	$(554,802)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$147,962,089
Average notional value of contracts — short	$70,037,055
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$6,862,442
Average amounts sold — in USD	$663,311
Credit default swaps
Average notional value — buy protection	$7,252,500
Average notional value — sell protection	$4,115,000
Interest rate swaps
Average notional value — pays fixed rate	$—	(a)
Average notional value — received fixed rate	$4,980,140

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$43,791	$—
Swaps — centrally cleared	—	1,157

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$43,791	$1,157

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,157)

Total derivative assets and liabilities subject to an MNA	$43,791	$—

S C H E D U L E S O F I N V E S T M E N T S	103

Schedule of Investments (continued) March 31, 2024	BATS: Series S Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Deutsche Bank AG	$360	$—	$—	$—	$360
UBS AG	43,431	—	—	—	43,431

	$43,791	$—	$—	$—	$43,791

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$126,102,314	$—	$126,102,314
Corporate Bonds	—	96,968,870	—	96,968,870
Foreign Agency Obligations	—	1,666,845	—	1,666,845
Foreign Government Obligations	—	950,996	—	950,996
Non-Agency Mortgage-Backed Securities	—	34,834,206	—	34,834,206
Preferred Securities	—	568,160	—	568,160
U.S. Government Sponsored Agency Securities	—	62,770,879	—	62,770,879
U.S. Treasury Obligations	—	37,043,535	—	37,043,535
Short-Term Securities
Commercial Paper	—	1,466,570	—	1,466,570
Money Market Funds	4,208,582	—	—	4,208,582
U.S. Treasury Obligations	—	29,513,551	—	29,513,551
Liabilities
TBA Sale Commitments	—	(3,904,112)	—	(3,904,112)

	$4,208,582	$387,981,814	$—	$392,190,396

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$43,791	$—	$43,791
Interest Rate Contracts	534	—	—	534
Liabilities
Credit Contracts	—	(16,898)	—	(16,898)
Interest Rate Contracts	(393,859)	(3,566)	—	(397,425)

	$(393,325)	$23,327	$—	$(369,998)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

104	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2024	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds

Alaska — 1.4%
Alaska Housing Finance Corp.
Refunding RB, Series A, VRDN, (Wells Fargo Bank NA SBPA), 3.65%, 04/08/24(a)	USD	300	$300,000
Refunding RB, Series D, VRDN, (Federal Home Loan Bank SBPA), 3.64%, 04/08/24(a)		1,300	1,300,000

			1,600,000

California — 0.5%
Southern California Public Power Authority, Refunding RB, VRDN, (Bank of America NA SBPA), 4.39%, 04/01/24(a)		600	600,000

Colorado — 3.1%
City of Colorado Springs Utilities System Revenue, Refunding RB, Series C, VRDN, (Sumitomo Mitsui Banking Corp. SBPA), 3.65%, 04/08/24(a)		3,710	3,710,000

Connecticut — 2.4%
Connecticut Housing Finance Authority
Refunding RB, Sub-Series A-3, VRDN, (UBS AG SBPA), 3.67%, 04/08/24(a)		2,100	2,100,000
Refunding RB, Sub-Series C-3, VRDN, (Royal Bank of Canada SBPA), 3.62%, 04/08/24(a)		725	725,000

			2,825,000

Florida — 9.9%
County of Escambia, RB, VRDN, 4.45%, 04/01/24(a)		2,400	2,400,000
County of St. Lucie Florida Power & Light Co., Refunding RB, VRDN, 3.80%, 04/08/24(a)		400	400,000
Highlands County Health Facilities Development Corp., Refunding RB, VRDN, 3.65%, 04/08/24(a)		1,950	1,950,000
Hillsborough County, RB, TECP, (Wells Fargo Bank NA SBPA), 3.65%, 05/30/24		1,000	1,000,167
JEA Electric System Revenue, Refunding RB, Series THREE-B-3, VRDN, (Royal Bank of Canada SBPA), 3.60%, 04/08/24(a)		2,750	2,750,000
Orlando Utilities Commission, Refunding RB, Series B, VRDN, (TD Bank NA SBPA), 3.78%, 04/08/24(a)		1,800	1,800,000
Pinellas County Housing Finance Authority, RB, VRDN, (FHLMC LOC), 3.65%, 04/08/24(a)		1,400	1,400,000

			11,700,167

Georgia — 1.8%
Private Colleges & Universities Authority, RB, Series B, VRDN, 3.82%, 04/08/24(a)		2,130	2,130,000

Illinois — 9.1%
Illinois Finance Authority
RB, Series D-2, VRDN, (TD Bank NA LOC), 4.50%, 04/01/24(a)		2,000	2,000,000
Refunding RB, Sub-Series C-1, VRDN, (JPMorgan Chase Bank NA SBPA), 3.57%, 04/08/24(a)		1,100	1,100,000
Illinois Finance Authority Northwestern University, RB, Sub- Series D, VRDN, 3.10%, 04/08/24(a)		3,300	3,300,000
Illinois Finance Authority University of Chicago, Refunding RB, VRDN, 3.95%, 04/08/24(a)		4,272	4,272,000

			10,672,000

Indiana — 0.6%
Indiana Finance Authority, RB, VRDN, (Barclays Bank plc LOC), 3.65%, 04/08/24(a)		750	750,000

Security	Par (000)		Value

Iowa — 1.9%
Iowa Finance Authority
RB, Series E, VRDN, (GNMA/FNMA/FHLMC COL), (Fannie Mae LIQ), (Federal Home Loan Bank SBPA), 3.62%, 04/08/24(a)	USD	1,100	$1,100,000
Refunding RB, Series C, VRDN, (JPMorgan Chase Bank NA LOC), 3.50%, 04/08/24(a)		1,100	1,100,000

			2,200,000

Louisiana — 2.8%
Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A-1, VRDN, (Toronto-Dominion Bank LOC), 4.50%, 04/01/24(a)		1,900	1,900,000
Louisiana Offshore Terminal Authority, Refunding RB, VRDN, (JPMorgan Chase Bank NA LOC), 3.55%, 04/08/24(a)		1,415	1,415,000

			3,315,000

Maryland — 0.2%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Series A, VRDN, (TD Bank NA LOC), 3.78%, 04/08/24(a)		200	200,000

Massachusetts — 2.3%
City of Somerville, GO, Refunding, BAN, 5.00%, 05/30/24		1,000	1,002,622
Massachusetts Development Finance Agency, RB, VRDN, (Wells Fargo Bank NA SBPA), 3.64%, 04/08/24(a)		1,150	1,150,000
Town of Plymouth, GO, Refunding, BAN, 5.00%, 06/28/24		500	501,237

			2,653,859

Minnesota — 2.1%
City of Minneapolis, Refunding RB, Series C, VRDN, (Wells Fargo Bank NA LOC), 4.52%, 04/01/24(a)		1,450	1,450,000
County of Hennepin, GO, Refunding, Series B, VRDN, (TD Bank NA SBPA), 3.64%, 04/08/24(a)		1,080	1,080,000

			2,530,000

Mississippi — 4.2%
Mississippi Business Finance Corp.
RB, Series A, VRDN, 4.62%, 04/01/24(a)		450	450,000
RB, Series F, VRDN, 4.62%, 04/01/24(a)		400	400,000
RB, Series G, VRDN, 4.35%, 04/01/24(a)		2,100	2,100,000
Mississippi Development Bank, RB, VRDN, 4.62%, 04/01/24(a)		2,000	2,000,000

			4,950,000

Nebraska — 2.1%
Lincoln Nebraska Electric, RB, TECP, (JPMorgan Chase Bank NA SBPA), 3.60%, 06/10/24		1,000	999,985
Nebraska Investment Finance Authority, RB, Series C, VRDN, (GNMA/FNMA/FHLMC), (Federal Home Loan Bank SBPA), 3.50%, 04/08/24(a)		525	525,000
Omaha Public Power District, GO, TECP, (Bank of America NA SBPA), 3.60%, 07/02/24		1,000	999,848

			2,524,833

Nevada — 2.3%
County of Clark Department of Aviation, Refunding RB, Series D-2B, VRDN, (Sumitomo Mitsui Banking Corp. LOC), 3.63%, 04/08/24(a)		2,730	2,730,000

New York — 9.2%
City of New York
GO, Series A-4, VRDN, (TD Bank NA SBPA), 4.50%, 04/01/24(a)		500	500,000
GO, Sub-Series B-4, VRDN, (Barclays Bank plc SBPA), 4.45%, 04/01/24(a)		1,100	1,100,000

S C H E D U L E S O F I N V E S T M E N T S	105

Schedule of Investments (continued) March 31, 2024	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

New York (continued)
City of New York
GO, Sub-Series F-6, VRDN, (JPMorgan Chase Bank NA SBPA), 4.55%, 04/01/24(a)	USD	1,800	$1,800,000
New York City Housing Development Corp.
RB, Series A-4, VRDN, (Royal Bank of Canada SBPA), 3.64%, 04/08/24(a)		2,000	2,000,000
RB, VRDN, (Royal Bank of Canada SBPA), 3.60%, 04/08/24(a)		300	300,000
New York City Municipal Water Finance Authority
RB, Series 2, VRDN, (Barclays Bank plc SBPA), 4.45%, 04/01/24(a)		1,500	1,500,000
Refunding RB, Series 2, VRDN, (Mizuho Bank Ltd. SBPA), 4.57%, 04/01/24(a)		600	600,000
Refunding RB, Series 5, VRDN, (Bank of America NA SBPA), 4.57%, 04/01/24(a)		300	300,000
Refunding RB, Series AA, VRDN, (Bank of America NA SBPA), 4.63%, 04/01/24(a)		1,800	1,800,000
New York State HFA, RB, Series A, VRDN, (Fannie Mae LIQ), 3.62%, 04/08/24(a)		900	900,000

			10,800,000

North Dakota — 1.2%
North Dakota Housing Finance Agency, RB, Series E, VRDN, (TD Bank NA SBPA), 3.65%, 04/08/24(a)		1,360	1,360,000

Ohio — 7.1%
Akron Bath Copley Joint Township Hospital District, RB, Series A-R, VRDN, (BMO Harris Bank NA LOC), 3.97%, 04/08/24(a)		3,300	3,300,000
Ohio Higher Educational Facility Commission, Refunding RB, VRDN, (Ohio State Treasurer SBPA), 3.62%, 04/08/24(a)		1,400	1,400,000
Ohio Water Development Authority, RB, TECP, (TD Bank NA SBPA), 3.30%, 05/03/24		1,000	999,975
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Series A, VRDN, (TD Bank NA SBPA), 3.55%, 04/08/24(a)		2,625	2,625,000

			8,324,975

Pennsylvania — 1.6%
Pennsylvania Turnpike Commission, Refunding RB, VRDN, (TD Bank NA LOC), 3.70%, 04/08/24(a)		850	850,000
Washington County Authority, Refunding RB, Series RF, VRDN, 3.55%, 04/08/24(a)		1,000	1,000,000

			1,850,000

Rhode Island — 1.8%
Rhode Island Health & Educational Building Corp., RB, Series A, VRDN, (TD Bank NA SBPA), 3.97%, 04/08/24(a)		2,100	2,100,000

South Carolina — 2.1%
South Carolina Housing Finance & Development Authority, RB, VRDN, (Federal Home Loan Bank LOC), 3.93%, 04/08/24(a)		1,675	1,675,000
South Carolina Jobs EDA, RB, VRDN, (Federal Home Loan Bank LOC), 4.04%, 04/08/24(a)		800	800,000

			2,475,000

South Dakota — 0.9%
South Dakota HDA, Refunding RB, Series B, VRDN, (South Dakota HDA SBPA), 3.64%, 04/08/24(a)		1,025	1,025,000

Security	Par (000)		Value

Tennessee — 1.0%
Metropolitan Government Nashville & Davidson County, RB, TECP, (TD Bank NA LOC), 3.55%, 04/17/24	USD	1,000	$999,942
Public Building Authority of Sevier County (The), RB, VRDN, (County GTD), (Bank of America NA LOC), 3.66%, 04/08/24(a)		200	200,000

			1,199,942

Texas — 16.0%
Board of Regents University of Texas, RB, TECP, 3.45%, 09/20/24		1,000	1,000,217
Bowie County IDC, RB, VRDN, (JPMorgan Chase Bank NA LOC), 4.56%, 04/01/24(a)		500	500,000
City of Houston Combined Utility System Revenue, Refunding RB, Series C, VRDN, (Barclays Bank plc LOC), 3.97%, 04/08/24(a)		3,445	3,445,000
Lower Neches Valley Authority Industrial Development Corp., RB, VRDN, 4.62%, 04/01/24(a)		1,000	1,000,000
Permanent University Fund
RB, Series A, VRDN, (University of Texas Investment Management Co. LIQ), 3.95%, 04/08/24(a)		3,200	3,200,000
RB, TECP, (University of Texas Investment Management Co. LIQ), 3.60%, 07/11/24		1,000	999,980
Port of Port Arthur Navigation District, Refunding RB, VRDN, 3.60%, 04/08/24(a)		2,700	2,700,000
Red River Education Finance Corp., RB, VRDN, (TD Bank NA SBPA), 3.60%, 04/08/24(a)		1,000	1,000,000
State of Texas
GO, Series B, VRDN, (Federal Home Loan Bank SBPA), 3.55%, 04/08/24(a)		1,005	1,005,000
GO, VRDN, (Federal Home Loan Bank SBPA), 3.55%, 04/08/24(a)		2,410	2,410,000
GO, VRDN, (Sumitomo Mitsui Banking Corp. LOC), 3.75%, 04/08/24(a)		1,000	1,000,000
University of Texas, RB, TECP, 3.48%, 10/18/24		500	500,268

			18,760,465

Utah — 3.2%
City of Murray, RB, Series A, VRDN, 3.65%, 04/08/24(a)		1,800	1,800,000
County of Utah, RB, Series E, VRDN, (JPMorgan Chase Bank NA SBPA), 3.60%, 04/08/24(a)		2,000	2,000,000

			3,800,000

Virginia — 1.9%
Fairfax County IDA, Refunding RB, VRDN, 3.68%, 04/08/24(a)		940	940,000
Loudoun County EDA, RB, Series B, VRDN, 3.79%, 04/08/24(a)		1,295	1,295,000

			2,235,000

Washington — 1.3%
Washington Housing Finance Commission, Refunding RB, Series VR, VRDN, (Royal Bank of Canada SBPA), 3.62%, 04/08/24(a)		1,500	1,500,000

Wisconsin — 5.5%
Public Finance Authority, Refunding RB, Series B, VRDN, (TD Bank NA LOC), 4.40%, 04/01/24(a)		2,600	2,600,000
University of Wisconsin Hospitals & Clinics Authority, Refunding RB, Series C, VRDN, (BMO Harris Bank NA SBPA), 4.45%, 04/01/24(a)		300	300,000
Wisconsin Housing & EDA RB, Series C, VRDN, (Federal Home Loan Bank SBPA), 3.70%, 04/08/24(a)		1,700	1,700,000

106	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wisconsin (continued)
Wisconsin Housing & EDA
RB, Series C, VRDN, (FNMA COL), (Royal Bank of Canada SBPA), 3.62%, 04/08/24(a)	USD	1,390	$1,390,000
RB, Series D, VRDN, (FNMA COL), (Royal Bank of Canada SBPA), 3.62%, 04/08/24(a)		450	450,000

			6,440,000

Total Investments — 99.5%
(Cost: $116,960,750)			116,961,241
Other Assets Less Liabilities — 0.5%			555,332

Net Assets — 100.0%			$117,516,573

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Municipal Bonds	$—	$116,961,241	$—	$116,961,241

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	107

Statements of Assets and Liabilities

March 31, 2024

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$2,587,902,285	$421,423,804	$414,550,831
Cash	1,386,923	844,256	494,473
Cash pledged:
Collateral — OTC derivatives	900,000	—	—
Futures contracts	—	1,040,000	—
Centrally cleared swaps	—	1,051,000	—
Receivables:
Investments sold	—	1,471,328	1,857,029
TBA sale commitments	21,864,982	—	—
Capital shares sold	117,688	515,994	579,487
Dividends — unaffiliated	526,442	33,007	160,443
Interest — unaffiliated	13,979,536	4,640,178	4,710,456
From the Manager	154,838	131,653	44,184
Principal paydowns	24,075	—	—
Swap premiums paid	9,434	155,376	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	133,705	—	—
OTC swaps	22,764	46,257	—
Unfunded commitments	—	—	3,445,231
Prepaid expenses	27,922	18,698	116,601

Total assets	2,627,050,594	431,371,551	425,958,735

LIABILITIES
Cash received:
Collateral — OTC derivatives	—	730,000	—
TBA sale commitments at value(d)	21,918,670	—	—
Payables:
Investments purchased	97,569,538	4,280,094	4,839,993
Accounting services fees	24,551	9,393	9,213
Capital shares redeemed	254,958	474,623	289,001
Income dividend distributions	12,621,234	1,798,159	1,507,181
Interest expense and fees	—	—	83,547
Trustees’ and Officer’s fees	5,764	989	666
Other accrued expenses	43,248	44,112	30,706
Printing and postage fees	10,817	8,200	8,253
Professional fees	65,206	64,888	62,745
Registration fees	—	101,318	2,099
Variation margin on centrally cleared swaps	—	34,735	—
Swap premiums received	210,356	202,471	—
Unrealized depreciation on OTC swaps	286,024	25,529	—

Total accrued liabilities	133,010,366	7,774,511	6,833,404

Other Liabilities
TOB Trust Certificates	—	—	6,647,000

Total other liabilities	—	—	6,647,000

Total liabilities	133,010,366	7,774,511	13,480,404

Commitments and contingent liabilities

NET ASSETS	$2,494,040,228	$423,597,040	$412,478,331

NET ASSETS CONSIST OF:
Paid-in capital	$2,680,324,152	$489,928,127	$441,326,892
Accumulated loss	(186,283,924)	(66,331,087)	(28,848,561)

NET ASSETS	$2,494,040,228	$423,597,040	$412,478,331

108	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

March 31, 2024

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

NET ASSET VALUE
Shares outstanding	265,471,558	46,780,567	40,657,220

Net asset value	$9.39	$9.05	$10.15

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$2,711,699,827	$432,294,344	$432,420,908
(d) Proceeds from TBA sale commitments	$21,864,982	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	109

Statements of Assets and Liabilities (continued)

March 31, 2024

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$1,428,569,532	$—	$396,094,508
Investments, at value — affiliated(b)	—	1,348,560	—
Cash	1,697,178	4,161,307	328,168
Cash pledged:
Collateral — OTC derivatives	760,000	—	—
Futures contracts	1,306,000	140,190	1,407,000
Centrally cleared swaps	1,000	3,000	251,000
Foreign currency, at value(c)	—	—	151,742
Receivables:
Investments sold	21,643,052	—	3,086,376
TBA sale commitments	162,731,894	—	3,927,672
Capital shares sold	1,304,390	—	674,439
Dividends — unaffiliated	31,442	—	56,052
Dividends — affiliated	—	5,326	—
Interest — unaffiliated	3,885,575	—	1,863,599
From the Manager	152,454	36,115	164,737
Principal paydowns	—	—	2,916
Swap premiums paid	359,562	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	43,791
OTC swaps	1,174,505	—	—
Prepaid expenses	30,570	9,662	16,949

Total assets	1,623,647,154	5,704,160	408,068,949

LIABILITIES
Cash received:
Collateral — OTC derivatives	820,000	—	—
Collateral — TBA commitments	736	—	—
TBA sale commitments at value(d)	162,982,408	—	3,904,112
Payables:
Investments purchased	305,491,879	—	9,140,766
Accounting services fees	15,557	5,545	9,177
Capital shares redeemed	2,160,501	—	1,249,624
Income dividend distributions	3,880,983	—	1,535,045
Trustees’ and Officer’s fees	2,745	137	1,068
Other accrued expenses	52,166	6,601	38,936
Printing and postage fees	7,936	7,998	8,204
Professional fees	56,252	44,500	60,964
Registration fees	258,427	5,441	186,767
Variation margin on centrally cleared swaps	28	113	1,157
Swap premiums received	535,149	—	—
Unrealized depreciation on OTC swaps	998,918	—	—

Total liabilities	477,263,685	70,335	16,135,820

Commitments and contingent liabilities

NET ASSETS	$1,146,383,469	$5,633,825	$391,933,129

NET ASSETS CONSIST OF:
Paid-in capital	$1,340,694,668	$30,991,247	$421,515,551
Accumulated loss	(194,311,199)	(25,357,422)	(29,582,422)

NET ASSETS	$1,146,383,469	$5,633,825	$391,933,129

110	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

March 31, 2024

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

NET ASSET VALUE
Shares outstanding	138,482,026	541,772	43,099,774

Net asset value	$8.28	$10.40	$9.09

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$1,515,827,366	$—	$401,473,435
(b) Investments, at cost — affiliated	$—	$1,373,919	$—
(c) Foreign currency, at cost	$—	$—	$152,859
(d) Proceeds from TBA sale commitments	$162,731,894	$—	$3,927,672

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	111

Statements of Assets and Liabilities (continued)

March 31, 2024

BATS: Series V Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$116,961,241
Cash	76,446
Receivables:
Capital shares sold	581,651
Interest — unaffiliated	490,891
From the Manager	73,764
Prepaid expenses	28,341

Total assets	118,212,334

LIABILITIES
Payables:
Accounting services fees	6,917
Capital shares redeemed	278,671
Income dividend distributions	336,232
Trustees’ and Officer’s fees	84
Other accrued expenses	6,020
Printing and postage fees	6,503
Professional fees	61,334

Total liabilities	695,761

Commitments and contingent liabilities

NET ASSETS	$117,516,573

NET ASSETS CONSIST OF:
Paid-in capital	$117,515,626
Accumulated earnings	947

NET ASSETS	$117,516,573

NET ASSET VALUE

Shares outstanding	11,762,359

Net asset value	$9.99

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$116,960,750

See notes to financial statements.

112	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2024

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$8,185,280	$318,895	$1,343,809
Interest — unaffiliated	131,952,734	18,126,435	15,383,168
Other income	42,589	39,395	13,463

Total investment income	140,180,603	18,484,725	16,740,440

EXPENSES
Accounting services	149,438	56,230	54,029
Professional	103,293	83,003	146,217
Pricing	69,134	67,594	64,609
Registration	54,413	41,349	40,138
Custodian	45,843	8,025	5,374
Trustees and Officer	39,347	7,059	6,857
Transfer agent	22,038	175,091	28,971
Printing and postage	9,133	10,045	9,535
Miscellaneous	104,752	17,822	8,882

Total expenses excluding interest expense and fees	597,391	466,218	364,612
Interest expense	9,166	—	35
Interest expense and fees(a)	—	—	329,633

Total expenses	606,557	466,218	694,280
Less:
Fees waived and/or reimbursed by the Manager	(583,178)	(453,548)	(360,494)

Total expenses after fees waived and/or reimbursed	23,379	12,670	333,786

Net investment income	140,157,224	18,472,055	16,406,654

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(21,551,017)	(21,317,218)	(4,028,387)
Options written	—	383,437	—
Futures contracts	—	(242,986)	(266,242)
Forward foreign currency exchange contracts	246,266	—	—
Foreign currency transactions	(4,542)	(39)	—
Swaps	(9,850)	(451,027)	—

	(21,319,143)	(21,627,833)	(4,294,629)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	68,649,044	23,531,177	3,577,397
Futures contracts	—	(560,239)	266,330
Forward foreign currency exchange contracts	138,356	—	—
Swaps	607,744	(218,406)	—
Unfunded floating rate loan interests	(17,129)	—	—
Unfunded commitments	—	—	3,445,231

	69,378,015	22,752,532	7,288,958

Net realized and unrealized gain	48,058,872	1,124,699	2,994,329

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$188,216,096	$19,596,754	$19,400,983

(a)	Related to TOB Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	113

Statements of Operations (continued)

Year Ended March 31, 2024

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$395,910	$231,769	$241,642
Dividends — affiliated	—	201,632	—
Interest — unaffiliated	45,236,297	—	16,321,498
Other income	55,378	75,093	86,359

Total investment income	45,687,585	508,494	16,649,499

EXPENSES
Transfer agent	183,904	14,311	183,100
Accounting services	93,562	34,268	56,244
Custodian	74,335	3,382	29,169
Professional	71,432	56,543	76,220
Pricing	71,341	26	51,408
Registration	60,041	24,211	87,075
Trustees and Officer	20,189	1,465	8,248
Printing and postage	8,816	8,320	7,968
Miscellaneous	54,077	2,994	35,146

Total expenses excluding interest expense	637,697	145,520	534,578
Interest expense	2	—	16

Total expenses	637,699	145,520	534,594
Less:
Fees waived and/or reimbursed by the Manager	(621,705)	(143,062)	(520,919)

Total expenses after fees waived and/or reimbursed	15,994	2,458	13,675

Net investment income	45,671,591	506,036	16,635,824

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(15,200,752)	—	(3,500,819)
Investments — affiliated	—	(336,866)	—
Futures contracts	(1,138,373)	397,910	198,411
Forward foreign currency exchange contracts	—	—	16,753
Foreign currency transactions	—	—	76,261
Swaps	(141,108)	660	(218,495)

	(16,480,233)	61,704	(3,427,889)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,823,728)	—	6,771,022
Investments — affiliated	—	364,525	—
Futures contracts	303,172	923,325	(750,739)
Forward foreign currency exchange contracts	—	—	149,430
Foreign currency translations	—	(27)	(4,555)
Swaps	349,815	720	46,507

	(5,170,741)	1,288,543	6,211,665

Net realized and unrealized gain (loss)	(21,650,974)	1,350,247	2,783,776

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,020,617	$1,856,283	$19,419,600

See notes to financial statements.

114	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended March 31, 2024

BATS: Series V Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$2,962,662
Other income	267

Total investment income	2,962,929

EXPENSES
Professional	82,431
Accounting services	40,816
Registration	35,792
Transfer agent	17,792
Pricing	9,080
Printing and postage	8,371
Custodian	3,910
Trustees and Officer	3,236
Miscellaneous	17,549

Total expenses excluding interest expense	218,977
Interest expense	1,088

Total expenses	220,065
Less:
Fees waived and/or reimbursed by the Manager	(216,479)

Total expenses after fees waived and/or reimbursed	3,586

Net investment income	2,959,343

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	—
Net change in unrealized appreciation (depreciation) on investments	3,814

Net realized and unrealized gain	3,814

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,963,157

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Changes in Net Assets

	BATS: Series A Portfolio		BATS: Series C Portfolio

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$140,157,224	$116,315,564	$18,472,055	$13,898,073
Net realized loss	(21,319,143)	(36,526,036)	(21,627,833)	(30,835,501)
Net change in unrealized appreciation (depreciation)	69,378,015	(93,175,475)	22,752,532	(9,785,502)

Net increase (decrease) in net assets resulting from operations	188,216,096	(13,385,947)	19,596,754	(26,722,930)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(139,801,698)	(116,299,178)	(18,482,170)	(13,928,770)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	22,051,489	(81,749,602)	43,563,103	(56,907,191)

NET ASSETS
Total increase (decrease) in net assets	70,465,887	(211,434,727)	44,677,687	(97,558,891)

Beginning of year	2,423,574,341	2,635,009,068	378,919,353	476,478,244

End of year	$2,494,040,228	$2,423,574,341	$423,597,040	$378,919,353

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

116	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BATS: Series E Portfolio		BATS: Series M Portfolio

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,406,654	$13,768,461	$45,671,591	$31,605,143
Net realized loss	(4,294,629)	(8,168,616)	(16,480,233)	(56,374,807)
Net change in unrealized appreciation (depreciation)	7,288,958	(24,924,479)	(5,170,741)	(27,770,327)

Net increase (decrease) in net assets resulting from operations	19,400,983	(19,324,634)	24,020,617	(52,539,991)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(16,206,570)	(20,539,863)	(44,108,637)	(31,852,649)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	66,912,335	(282,588)	60,573,605	64,095,151

NET ASSETS
Total increase (decrease) in net assets	70,106,748	(40,147,085)	40,485,585	(20,297,489)

Beginning of year	342,371,583	382,518,668	1,105,897,884	1,126,195,373

End of year	$412,478,331	$342,371,583	$1,146,383,469	$1,105,897,884

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Statements of Changes in Net Assets (continued)

	BATS: Series P Portfolio		BATS: Series S Portfolio

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$506,036	$729,736	$16,635,824	$12,462,833
Net realized gain (loss)	61,704	7,184,652	(3,427,889)	(11,552,187)
Net change in unrealized appreciation (depreciation)	1,288,543	(2,813,282)	6,211,665	1,523,646

Net increase in net assets resulting from operations	1,856,283	5,101,106	19,419,600	2,434,292

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(640,002)	(485,022)	(17,132,314)	(13,672,605)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(22,168,143)	(32,601,874)	(11,225,214)	3,836,805

NET ASSETS
Total decrease in net assets	(20,951,862)	(27,985,790)	(8,937,928)	(7,401,508)

Beginning of year	26,585,687	54,571,477	400,871,057	408,272,565

End of year	$5,633,825	$26,585,687	$391,933,129	$400,871,057

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

118	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BATS: Series V Portfolio

	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,959,343	$824,129
Net change in unrealized appreciation (depreciation)	3,814	3,089

Net increase in net assets resulting from operations	2,963,157	827,218

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,961,031)	(821,985)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	32,075,499	75,232,554

NET ASSETS
Total increase in net assets	32,077,625	75,237,787

Beginning of year	85,438,948	10,201,161

End of year	$117,516,573	$85,438,948

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	119

Financial Highlights

(For a share outstanding throughout each period)

	BATS: Series A Portfolio

	Year Ended 03/31/24		Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$9.19		$9.67		$9.99		$9.05		$9.99

Net investment income(a)	0.57		0.43		0.26		0.31		0.45
Net realized and unrealized gain (loss)	0.20		(0.48)		(0.31)		0.94		(0.94)

Net increase (decrease) from investment operations	0.77		(0.05)		(0.05)		1.25		(0.49)

Distributions(b)
From net investment income	(0.57)		(0.42)		(0.27)		(0.31)		(0.45)
From net realized gain	—		(0.01)		—		—		—

Total distributions	(0.57)		(0.43)		(0.27)		(0.31)		(0.45)

Net asset value, end of year	$9.39		$9.19		$9.67		$9.99		$9.05

Total Return(c)
Based on net asset value	8.66%		(0.42)%		(0.59)%		13.95%		(5.22)%

Ratios to Average Net Assets(d)
Total expenses	0.03%		0.02%		0.02%		0.04%		0.05%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

Net investment income	6.18%		4.65%		2.64%		3.20%		4.45%

Supplemental Data
Net assets, end of year (000)	$2,494,040		$2,423,574		$2,635,009		$1,541,153		$1,035,675

Portfolio turnover rate(f)	53%		43%		45%		26%		48%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Portfolio turnover rate (excluding MDRs)	42%	30%	34%	26%	48%

See notes to financial statements.

120	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series C Portfolio

	Year Ended 03/31/24		Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$9.03		$9.84		$10.69	$10.49		$10.28

Net investment income(a)	0.41		0.32		0.28	0.33		0.38
Net realized and unrealized gain (loss)	0.02		(0.81)		(0.66)	0.60		0.27

Net increase (decrease) from investment operations	0.43		(0.49)		(0.38)	0.93		0.65

Distributions(b)
From net investment income	(0.41)		(0.32)		(0.29)	(0.33)		(0.38)
From net realized gain	—		—		(0.18)	(0.40)		(0.06)

Total distributions	(0.41)		(0.32)		(0.47)	(0.73)		(0.44)

Net asset value, end of year	$9.05		$9.03		$9.84	$10.69		$10.49

Total Return(c)
Based on net asset value	4.98%		(4.92)%		(3.88)%	8.70%		6.31%

Ratios to Average Net Assets(d)
Total expenses	0.12%		0.12%		0.10%	0.09%		0.09%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.01%	0.00	%(e)	0.00	%(e)

Net investment income	4.66%		3.50%		2.59%	2.96%		3.55%

Supplemental Data
Net assets, end of year (000)	$423,597		$378,919		$476,478	$534,926		$464,267

Portfolio turnover rate	103%		47%		42%	85%		83%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series E Portfolio

	Year Ended 03/31/24		Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$10.01		$11.14		$11.75		$10.53		$10.91

Net investment income(a)	0.46		0.43		0.46		0.45		0.43
Net realized and unrealized gain (loss)	0.13		(0.92)		(0.56)		1.22		(0.37)

Net increase (decrease) from investment operations	0.59		(0.49)		(0.10)		1.67		0.06

Distributions(b)
From net investment income	(0.45)		(0.46)		(0.45)		(0.45)		(0.44)
From net realized gain	—		(0.18)		(0.06)		—		—

Total distributions	(0.45)		(0.64)		(0.51)		(0.45)		(0.44)

Net asset value, end of year	$10.15		$10.01		$11.14		$11.75		$10.53

Total Return(c)
Based on net asset value	6.18%		(4.21)%		(1.07)%		16.16%		0.33%

Ratios to Average Net Assets(d)
Total expenses	0.20%		0.26%		0.11%		0.15%		0.18%

Total expenses after fees waived and/or reimbursed	0.09%		0.11%		0.03%		0.04%		0.06%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

Net investment income	4.66%		4.16%		3.80%		4.06%		3.78%

Supplemental Data
Net assets, end of year (000)	$412,478		$342,372		$382,519		$400,615		$313,282

Borrowings outstanding, end of year (000)	$6,647		$8,889		$22,111		$18,987		$10,713

Portfolio turnover rate	19%		37%		26%		31%		54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.

See notes to financial statements.

122	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series M Portfolio

	Year Ended 03/31/24		Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$8.42		$9.11		$9.77		$9.81		$9.59

Net investment income(a)	0.33		0.25		0.11		0.21		0.30
Net realized and unrealized gain (loss)	(0.15)		(0.68)		(0.59)		0.05		0.25

Net increase (decrease) from investment operations	0.18		(0.43)		(0.48)		0.26		0.55

Distributions from net investment income(b)	(0.32)		(0.26)		(0.18)		(0.30)		(0.33)

Net asset value, end of year	$8.28		$8.42		$9.11		$9.77		$9.81

Total Return(c)
Based on net asset value	2.19%		(4.76)%		(4.98)%		2.68%		5.86%

Ratios to Average Net Assets(d)
Total expenses	0.06%		0.06%		0.06%		0.05%		0.06%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

Net investment income	3.99%		2.97%		1.11%		2.12%		3.03%

Supplemental Data
Net assets, end of year (000)	$1,146,383		$1,105,898		$1,126,195		$1,197,167		$1,006,778

Portfolio turnover rate(f)	704%		873%		1,473%		1,500%		1,316%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Portfolio turnover rate (excluding MDRs)	420%	521%	665%	896%	813%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series P Portfolio

	Year Ended 03/31/24	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$9.75	$8.95		$8.69		$7.92		$9.25

Net investment income(a)	0.31	0.15		0.04		0.06		0.12
Net realized and unrealized gain (loss)	0.78	0.76		0.22		0.71		(1.33)

Net increase (decrease) from investment operations	1.09	0.91		0.26		0.77		(1.21)

Distributions(b)
From net investment income	(0.44)	(0.11)		—		—		(0.12)
Return of capital	—	—		—		—		(0.00	)(c)

Total distributions	(0.44)	(0.11)		—		—		(0.12)

Net asset value, end of year	$10.40	$9.75		$8.95		$8.69		$7.92

Total Return(d)
Based on net asset value	11.44%	10.14%		2.99%		9.72%		(13.25)%

Ratios to Average Net Assets(e)
Total expenses	0.88%	0.33%		0.28%		0.46%		0.31%

Total expenses after fees waived and/or reimbursed	0.01%	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)

Net investment income	3.06%	1.55%		0.45%		0.71%		1.33%

Supplemental Data
Net assets, end of year (000)	$5,634	$26,586		$54,571		$53,175		$41,305

Portfolio turnover rate	0%	9%		0%		36%		15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Amount is less than 0.005%.

See notes to financial statements.

124	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series S Portfolio

	Year Ended 03/31/24		Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$9.04		$9.28		$9.73	$9.23		$9.50

Net investment income(a)	0.38		0.27		0.14	0.18		0.27
Net realized and unrealized gain (loss)	0.06		(0.21)		(0.43)	0.54		(0.23)

Net increase (decrease) from investment operations	0.44		0.06		(0.29)	0.72		0.04

Distributions(b)
From net investment income	(0.39)		(0.28)		(0.16)	(0.22)		(0.31)
From net realized gain	—		(0.02)		—	—		—

Total distributions	(0.39)		(0.30)		(0.16)	(0.22)		(0.31)

Net asset value, end of year	$9.09		$9.04		$9.28	$9.73		$9.23

Total Return(c)
Based on net asset value	4.98%		0.62%		(3.02)%	7.80	%(d)	0.34%

Ratios to Average Net Assets(e)
Total expenses	0.13%		0.10%		0.12%	0.13%		1.14%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.00	%(f)	0.01%	0.02%		0.99%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(f)	0.00	%(f)	0.01%	0.00	%(f)	0.00	%(f)

Net investment income	4.19%		2.96%		1.42%	1.89%		2.84%

Supplemental Data
Net assets, end of year (000)	$391,933		$400,871		$408,273	$398,906		$146,302

Portfolio turnover rate(g)	166%		127%		68%	124%		144%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Amount is less than 0.005%.
(g)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Portfolio turnover rate (excluding MDRs)	140%	106%	67%	122%	101%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series V Portfolio

	Year Ended 03/31/24		Year Ended 03/31/23		Period From 05/05/21 to 03/31/22	(a)

Net asset value, beginning of period	$9.99		$9.99		$10.00

Net investment income(b)	0.34		0.22		0.01
Net realized and unrealized loss	(0.00	)(c)	(0.04)		(0.01)

Net increase from investment operations	0.34		0.18		0.00

Distributions from net investment income(d)	(0.34)		(0.18)		(0.01)

Net asset value, end of period	$9.99		$9.99		$9.99

Total Return(e)
Based on net asset value	3.44%		1.83%		0.01	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.25%		0.52%		4.06	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.00	%(j)	0.00	%(j)	0.00	%(h)(j)

Net investment income	3.39%		2.21%		0.13	%(h)

Supplemental Data
Net assets, end of period (000)	$117,517		$85,439		$10,201

Portfolio turnover rate	170%		189%		283%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.35%.
(j)	Amount is less than 0.005%.

See notes to financial statements.

126	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BATS: Series A Portfolio	Series A	Diversified
BATS: Series C Portfolio	Series C	Diversified
BATS: Series E Portfolio	Series E	Diversified
BATS: Series M Portfolio	Series M	Diversified
BATS: Series P Portfolio	Series P	Diversified
BATS: Series S Portfolio	Series S	Diversified
BATS: Series V Portfolio	Series V	Diversified

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Shares of Series A are also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the Manager, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

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Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed Income Complex and reflected as Trustee and Officer expense on the Statements of Operations. The Trustee and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances. For financial reporting purposes, custodian credits, if any, are included in interest income in the Statements of Operations.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price, is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

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Notes to Financial Statements (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

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Notes to Financial Statements (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result

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Notes to Financial Statements (continued)

in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded commitments:

Fund Name	Investment Name	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Series E	Puerto Rico Electric Power Authority, Series B-1	$2,323,863	$2,774,886	$451,023
Series E	Puerto Rico Electric Power Authority, Series B-2	11,249,141	14,243,349	2,994,208

				$3,445,231

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

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Notes to Financial Statements (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

Series E	$295,315	$25,785	$8,533	$329,633

For the year ended March 31, 2024, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

Series E	$12,244,099	$6,647,000	3.67% - 3.94%	$7,890,309	4.11%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at March 31, 2024, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at March 31, 2024.

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Notes to Financial Statements (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions – The Funds may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC

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Notes to Financial Statements (continued)

swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

With respect to each Fund, except for Series E and Series V, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P, Series S and Series V, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Fund Name	Amounts Waived

Series A	$583,178
Series C	453,548
Series E	360,494
Series M	621,705
Series P	143,062
Series S	520,919
Series V	216,479

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2024, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

Series V	$4,106,561	$15,309,771	$—

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Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2024, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Fund Name/Asset Type	Purchases	Sales

Series A
Non-U.S. Government Securities	$1,307,978,619	$1,140,068,759
Series C
Non-U.S. Government Securities	386,888,439	342,312,082
U.S. Government Securities	56,208,828	55,353,660
Series E
Non-U.S. Government Securities	96,673,677	57,841,452
Series M
Non-U.S. Government Securities	9,650,940,531	9,566,850,150
Series P
Non-U.S. Government Securities	—	6,581,500
Series S
Non-U.S. Government Securities	571,977,219	587,796,198
U.S. Government Securities	42,947,022	29,768,325
Series V
Non-U.S. Government Securities	172,621,950	139,895,000

For the year ended March 31, 2024, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales

Series A	$240,794,546	$241,130,273
Series M	3,862,944,810	3,861,913,779
Series S	97,850,566	97,795,816

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended March 31, 2024	Year Ended March 31, 2023

Series A

Ordinary income	$139,801,698	$116,299,178

Series C

Ordinary income	$18,482,170	$13,928,770

Series E

Tax-exempt income	$16,139,547	$14,910,024
Ordinary income	67,023	107,742
Long term capital gains	—	5,522,097

	$16,206,570	$20,539,863

Series M

Ordinary income	$44,108,637	$31,852,649

Series P

Ordinary income	$640,002	$485,022

Series S

Ordinary income	$17,132,314	$13,672,605

Series V

Tax-exempt income	$2,960,931	$819,875
Ordinary income	100	2,110

	$2,961,031	$821,985

As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:

Fund Name	Undistributed tax-exempt income	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Series A	$—	$1,201,681	$(63,337,034)	$(124,148,571)	$ (186,283,924)
Series C	—	—	(54,102,185)	(12,228,902)	(66,331,087)
Series E	245,863	—	(14,538,216)	(14,556,208)	(28,848,561)
Series M	—	2,742,234	(109,703,098)	(87,350,335)	(194,311,199)
Series P	—	116,735	(25,432,893)	(41,264)	(25,357,422)
Series S	—	—	(23,638,429)	(5,943,993)	(29,582,422)
Series V	456	—	—	491	947

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the accounting for swap agreements, the treatment of residual interests in tender option bond trusts and the classification of investments.

During the year ended March 31, 2024, the funds listed below utilized the following amounts of their respective capital loss carryforwards:

Series P
Amount utilized	$ 922,427

As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Series A	$2,711,731,637	$12,961,479	$(137,110,050)	$(124,148,571)
Series C	433,332,061	4,987,412	(17,079,975)	(12,092,563)
Series E	425,905,270	8,697,929	(23,254,137)	(14,556,208)
Series M	1,515,844,580	7,053,570	(94,403,905)	(87,350,335)
Series P	1,388,855	383,645	(424,835)	(41,190)
Series S	401,557,463	1,898,362	(7,344,574)	(5,446,212)
Series V	116,960,750	1,089	(598)	491

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Notes to Financial Statements (continued)

9.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2024, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, Series E’s investments in the TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Certain obligations held by Series V have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third-party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Series V monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of

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Notes to Financial Statements (continued)

those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has raised the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact certain Funds’ performance.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (’’LIBOR’’) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 03/31/24		Year Ended 03/31/23

Fund Name	Shares	Amount	Shares	Amount

Series A

Shares sold	47,562,008	$445,090,304	7,065,891	$65,608,620

Shares redeemed	(45,775,267)	(423,038,815)	(15,979,376)	(147,358,222)

	1,786,741	$22,051,489	(8,913,485)	$(81,749,602)

Series C

Shares sold	15,783,759	$140,503,861	12,713,591	$114,532,902

Shares redeemed	(10,951,684)	(96,940,758)	(19,183,173)	(171,440,093)

	4,832,075	$43,563,103	(6,469,582)	$(56,907,191)

Series E

Shares sold	23,301,016	$230,906,817	19,966,034	$204,068,120

Shares redeemed	(16,841,996)	(163,994,482)	(20,111,185)	(204,350,708)

	6,459,020	$66,912,335	(145,151)	$(282,588)

Series M

Shares sold	47,160,356	$389,133,798	39,412,723	$334,004,244

Shares redeemed	(39,977,105)	(328,560,193)	(31,700,940)	(269,909,093)

	7,183,251	$60,573,605	7,711,783	$64,095,151

Series P

Shares sold	287,267	$2,940,745	2,007,424	$19,091,730

Shares redeemed	(2,472,653)	(25,108,888)	(5,378,955)	(51,693,604)

	(2,185,386)	$(22,168,143)	(3,371,531)	$(32,601,874)

Series S

Shares sold	12,836,280	$115,922,375	20,222,887	$183,515,986

Shares redeemed	(14,087,279)	(127,147,589)	(19,873,154)	(179,679,181)

	(1,250,999)	$(11,225,214)	349,733	$3,836,805

Series V

Shares sold	14,653,215	$146,385,613	12,533,297	$125,207,867

Shares redeemed	(11,442,454)	(114,310,114)	(5,002,457)	(49,975,313)

	3,210,761	$32,075,499	7,530,840	$75,232,554

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 11, 2024, the 364-day credit agreement to which the Trust, on behalf of the Funds, and the Participating Funds are party, was amended to (i) decrease the aggregate commitment amount to $2.40 billion, and (ii) extend the termination date to April 2025.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio and BATS: Series V Portfolio and the Board of Trustees of BlackRock Allocation Target Shares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio, and BATS Series V Portfolio of BlackRock Allocation Target Shares (the “Funds”), including the schedules of investments, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund(s)	Financial Highlights
BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio	For each of the five years in the period ended March 31, 2024.
BATS: Series V Portfolio	For each of the two years in the period ended March 31, 2024 and for the period from May 5, 2021 (commencement of operations) through March 31, 2022.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	141

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as exempt-interest dividends for the fiscal year ended March 31, 2024:

Fund Name	Exempt-Interest Dividends

Series E	$16,108,399
Series V	2,959,343

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:

Fund Name	Qualified Dividend Income

Series C	$434,184

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended March 31, 2024:

Fund Name	Federal Obligation Interest

Series A	$8,184,102
Series C	733,988
Series M	1,219,026
Series P	30,130
Series S	2,540,674

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Series C	0.83%

The Funds hereby designates the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended March 31, 2024:

Fund Name	Interest Dividends

Series A	$137,231,994
Series C	18,598,346
Series M	42,909,167
Series P	431,315
Series S	17,060,429

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended March 31, 2024:

Fund Name	Interest-Related Dividends

Series A	$96,926,425
Series C	14,842,277
Series M	42,792,525
Series P	431,315
Series S	14,788,812

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Allocation Target Shares (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio and BATS: Series V Portfolio (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 14-15, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	143

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	68 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2019)

Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			70 RICs consisting of 104 Portfolios	None

Cynthia L. Egan(d) 1955	Trustee (Since 2019)

Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.

			70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non- Executive Vice Chair of the Board) (chemical products)

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	68 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)

Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.

			68 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	68 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)

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Trustee and Officer Information (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Catherine A. Lynch(d) 1961	Trustee (Since 2019)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			70 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Arthur P. Steinmetz(d) 1958	Trustee (Since 2023)

Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019; Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.

			70 RICs consisting of 104 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			96 RICs consisting of 267 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	98 RICs consisting of 269 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R. Glenn Hubbard, 2004 and W. Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	145

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)

Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10001.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

Effective December 31, 2023, Frank Fabozzi retired as Trustee of the Trust.

Effective January 19, 2024, Arthur Steinmetz became an Independent Trustee of the Trust.

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Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 9, 2023 for shareholders of record on September 11, 2023, to elect a Board of Trustees of the Funds.

Approved the Trustees as follows:

	Votes For	Votes Abstained

Lorenzo A. Flores	499,702,260	3,137,240
Stayce D. Harris	499,702,260	3,137,240
J. Phillip Holloman	499,374,315	3,465,185
Arthur P. Steinmetz	502,580,037	259,463

Board Members whose term of office continued after the Special Meeting of Shareholders because they were not up for election are R. Glenn Hubbard, W. Carl Kester, Cynthia L. Egan, Frank J. Fabozzi, Catherine A. Lynch, Robert Fairbairn and John M. Perlowski. Frank J. Fabozzi’s term as a Board Member of the Funds ended on December 31, 2023.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

A D D I T I O N A L I N F O R M A T I O N	147

Additional Information (continued)

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor(a)

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10001

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	Excludes BATS: Series E Portfolio and BATS: Series V Portfolio

A D D I T I O N A L I N F O R M A T I O N	149

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

BAN	Bond Anticipation Notes

CLO	Collateralized Loan Obligation

COL	Collateralized

DAC	Designated Activity Co.

EDA	Economic Development Authority

EDC	Economic Development Corp.

EURIBOR	Euro Interbank Offered Rate

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	Guaranteed

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

IDC	Industrial Development Corp.

IO	Interest Only

ISD	Independent School District

LIBOR	London Interbank Offered Rate

LIQ	Liquidity Agreement

LOC	Letter of Credit

LP	Limited Partnership

OTC	Over-the-Counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

SBPA	Stand-By Bond Purchase Agreements

SOFR	Secured Overnight Financing Rate

TA	Tax Allocation

TBA	To-be-Announced

TECP	Tax-Exempt Commercial Paper

TONA	Tokyo Overnight Average Rate

VRDN	Variable Rate Demand Note

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-03/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Experts – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BATS: Series A Portfolio	$41,718	$41,718	$0	$44	$17,576	$17,600	$407	$218

BATS: Series C Portfolio	$36,720	$36,720	$0	$44	$17,576	$17,600	$407	$218

BATS: Series E Portfolio	$42,738	$42,738	$0	$44	$15,600	$15,600	$407	$218

BATS: Series M Portfolio	$32,640	$32,640	$0	$44	$17,576	$17,600	$407	$218

BATS: Series P Portfolio	$20,808	$20,808	$0	$44	$17,576	$17,600	$407	$218

BATS: Series S Portfolio	$36,720	$36,720	$0	$44	$17,576	$17,600	$407	$218

BATS: Series V Portfolio	$42,738	$42,738	$0	$44	$15,600	$22,100	$407	$218

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End

(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BATS: Series A Portfolio	$17,983	$17,862
BATS: Series C Portfolio	$17,983	$17,862
BATS: Series E Portfolio	$16,007	$15,862
BATS: Series M Portfolio	$17,983	$17,862
BATS: Series P Portfolio	$17,983	$17,862
BATS: Series S Portfolio	$17,983	$17,862
BATS: Series V Portfolio	$16,007	$22,362

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: May 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: May 22, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: May 22, 2024